Exhibit 10.22 SECOND AMENDMENT TO CREDIT AGREEMENT This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 30, 2021, is entered into by and among (a) INSIGHT ENTERPRISES, INC., a Delaware corporation, INSIGHT NORTH AMERICA, INC., an Arizona corporation, INSIGHT DIRECT USA, INC., an Illinois corporation, INSIGHT PUBLIC SECTOR, INC., an Illinois corporation, INSIGHT RECEIVABLES, LLC, an Illinois limited liability company, INSIGHT PHYSICAL SECURITY SOLUTIONS, LLC (FORMERLY KNOWN AS CALENCE PHYSICAL SECURITY SOLUTIONS LLC), an Arizona limited liability company, PCM, INC., a Delaware corporation, PCM LOGISTICS, LLC, a Delaware limited liability company, TIGERDIRECT, LLC (FORMERLY KNOWN AS PCM SALES, LLC WHICH WAS FORMERLY KNOWN AS PCM SALES, INC.), a California limited liability company, PCMG, INC., a Delaware corporation, M2 MARKETPLACE, INC., a Delaware corporation, EN POINTE TECHNOLOGIES SALES, LLC, a Delaware limited liability company, INSIGHT DIRECT PHILIPPINES, LLC ( FORMERLY KNOWN AS PCM BPO, LLC), a Delaware limited liability company, and ONSALE HOLDINGS, INC., an Illinois corporation, (collectively, the “U.S. Borrowers”), (b) INSIGHT DIRECT (UK) LTD, a company incorporated under the laws of England with registration number 02579852, INSIGHT NETWORKING SOLUTIONS LIMITED, a company incorporated under the laws of England with registration number 04482870, STACK TECHNOLOGY HOLDINGS LTD, a company incorporated under the laws of England with registration number 07170448, STACK DATA SOLUTIONS LTD, a company incorporated under the laws of England with registration number 01865047, STACK TELECOMMUNICATIONS SOLUTIONS LTD, a company incorporated under the laws of England with registration number 07423212, INTERCONNECT NETWORK SYSTEMS LIMITED, a company incorporated under the laws of England with registration number 03645464, PCM TECHNOLOGY SOLUTIONS UK, LTD, a company incorporated under the laws of England with registration number 10326566 (collectively, the “U.K. Borrowers”, (c) INSIGHT ENTERPRISES NETHERLANDS B.V., a besloten vennotschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands, having its official seat in Apeldoorn, The Netherlands and registered with the Dutch trade register under number 08074503, INSIGHT ENTERPRISES B.V., a besloten vennotschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands, having its official seat in The Hague, The Netherlands and registered with the Dutch trade register under number 27148512 (collectively, the “Dutch Borrowers” and, together with the U.S. Borrowers and U.K. Borrowers, the “Borrowers”), (d) the other Loan Parties (as defined in the Credit Agreement referred to below) signatory hereto, (e) the Lenders (as defined in the Credit Agreement) signatory hereto, and (f) JPMORGAN CHASE BANK, N.A., as Administrative Agent (as defined in the Credit Agreement). RECITALS A. The Borrowers, the Loan Parties, the Lenders and the Administrative Agent have previously entered into that certain Credit Agreement, dated as of August 30, 2019 (as amended by that certain First Amendment to Credit Agreement, dated as of July 31, 2020, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement. B. The Borrowers have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement on the terms and conditions set forth herein. C. The Administrative Agent and the Lenders are willing to amend the Credit Agreement on the terms and conditions set forth herein.

2 D. Each Borrower and each other Loan Party is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of the Administrative Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement and the other Loan Documents are being waived or modified by the terms of this Amendment. AGREEMENT NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Amendments to Credit Agreement. Subject to the satisfaction in full of the conditions precedent set forth in Section 2 hereof, effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as set forth in Exhibit A attached hereto such that all of the newly inserted bold, double-underlined text (indicated textually in the same manner as the following examples: double- underlined text and double-underlined text) and any formatting changes attached hereto shall be deemed to be inserted in the text of the Credit Agreement and all of the deleted stricken text (indicated textually in the same manner as the following examples: stricken text and stricken text) shall be deemed to be deleted from the text of the Credit Agreement. Exhibit F to the Credit Agreement is hereby amended and restated by Exhibit B attached hereto. 2. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the date on which each of the following conditions precedent has been satisfied in full (the “Effective Date”): (a) Amendment. Each of the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders shall have duly executed and delivered this Amendment and the Administrative Agent shall have received a fully executed counterpart hereof. (b) Representations and Warranties. The representations and warranties of the Borrowers and the other Loan Parties set forth herein and in the other Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects). 3. Representations and Warranties. Each Borrower and each other Loan Party represents and warrants to the Administrative Agent and the Lenders as follows: (a) Authorization; Powers. The execution, delivery and performance by each Loan Party of this Amendment, and the performance by each Loan Party of its obligations under the Loan Documents, as amended by this Amendment, in each case are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational actions on the part of such Loan Party and, if required, actions by such Loan Party’s equity holders, including, with respect to each Dutch Loan Party, to the extent applicable, an unconditional, positive, written advice from any works council in relation to the transactions contemplated by this Amendment and any other document required for compliance with the Dutch Works Council Act (Wet op de Ondernemingsraden).

3 (b) Enforceability. This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The choice of governing law provisions contained in this Amendment are enforceable in the jurisdictions where any European Loan Party is organized or incorporated or any Collateral of such European Loan Party is located. Any judgment obtained in connection with this Amendment or any other Loan Document in the jurisdiction of the governing law this Amendment or such other Loan Document will be recognized and be enforceable in the jurisdictions where such European Loan Party is organized or any Collateral of such European Loan Party is located, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to (i) general principles of equity, regardless of whether considered in a proceeding at equity or at law, and (ii) the matters which are set out as qualifications or reservations as to matters of law of general applicability in the legal opinions provided to the Administrative Agent in accordance with Section 4.01(a) of the Credit Agreement. (c) Governmental Approvals; No Conflicts. The execution, delivery and performance by each Loan Party of this Amendment, and the performance by the Borrowers of their obligations under the Credit Agreement, as amended by this Amendment, (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect, (B) for filings necessary to perfect Liens created pursuant to the Loan Documents, and (C) those consents, approvals, registrations, filings or actions, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect, (ii) will not violate any charter, articles or certificate of organization or formation, bylaws, operating agreements, constitution or other organizational or governing documents of any Loan Party, (iii) will not violate any Requirement of Law applicable to any Loan Party or any Restricted Subsidiary in a manner which would reasonably be expected to have a Material Adverse Effect, (iv) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Restricted Subsidiary or the assets of any Loan Party or any Restricted Subsidiary in a manner which would reasonably be expected to have a Material Adverse Effect, or give rise to a right thereunder (other than any Loan Document) to require any payment to be made by any Loan Party or any Restricted Subsidiary in a manner which would reasonably be expected to have a Material Adverse Effect, and (v) will not result in the creation or imposition of, or the requirement to create, any Lien on any asset of any Loan Party or any Restricted Subsidiary, except Liens permitted under Section 6.02 of the Credit Agreement, as amended by this Amendment. (d) Representations and Warranties in Loan Documents. The representations and warranties of the Borrowers and the other Loan Parties set forth in the Loan Documents, including this Amendment, are true and correct in all material respects with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects). (e) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default. 4. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

4 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, emailed pdf. or other electronic means that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law shall be effective as delivery of a manually executed counterpart of this Amendment. Each party agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. As used herein, “electronic signatures” mean any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record. Notwithstanding the foregoing, Borrowers and the other Loan Parties hereby agree to provide the Administrative Agent with original counterparts of their respective signature pages hereto. 6. Reference to and Effect on the Loan Documents. (a) Upon and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby. (b) Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding, and enforceable obligations of the Borrowers and the other Loan Parties to the Administrative Agent and the Lenders without defense, offset, claim, or contribution. (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. 7. Ratification. Each Borrower and each other Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the other Loan Documents effective as of the date hereof. 8. Integration. This Amendment, together with the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. 9. Severability. Any provision of this Amendment or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. [Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

[Insight – Signature Page to Second Amendment to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written. BORROWERS: INSIGHT ENTERPRISES, INC., a Delaware corporation, as a U.S. Borrower and a European Borrower INSIGHT NORTH AMERICA, INC., an Arizona corporation, as a U.S. Borrower and a European Borrower INSIGHT DIRECT USA, INC., an Illinois corporation, as a U.S. Borrower and a European Borrower INSIGHT PUBLIC SECTOR, INC., an Illinois corporation, as a U.S. Borrower and a European Borrower INSIGHT RECEIVABLES, LLC, a Delaware limited liability company, as a U.S. Borrower and a European Borrower By: /s/ Lynn Willden Name: Lynn Willden Title: Treasurer

[Insight – Signature Page to Second Amendment to Credit Agreement] BORROWERS (CONT’D): INSIGHT PHYSICAL SECURITY SOLUTIONS, LLC (FORMERLY KNOWN AS CALENCE PHYSICAL SECURITY SOLUTIONS, LLC), an Arizona limited liability company, as a U.S. Borrower and a European Borrower By: /s/ Lynn Willden Name: Lynn Willden Title: Treasurer

[Insight – Signature Page to Second Amendment to Credit Agreement] BORROWERS (CONT’D): PCM, INC., a Delaware corporation, as a U.S. Borrower and a European Borrower PCM LOGISTICS, LLC, a Delaware limited liability company, as a U.S. Borrower and a European Borrower TIGERDIRECT, LLC (FORMERLY KNOWN AS PCM SALES LLC), a California limited liability company, as a U.S. Borrower and a European Borrower M2 MARKETPLACE, INC., a Delaware corporation, as a U.S. Borrower and a European Borrower EN POINTE TECHNOLOGIES SALES, LLC, a Delaware limited liability company, as a U.S. Borrower and a European Borrower INSIGHT DIRECT PHILIPPINES, LLC (FORMERLY KNOWN AS PCM BPO, LLC), a Delaware limited liability company, as a U.S. Borrower and a European Borrower ONSALE HOLDINGS, INC., an Illinois corporation, as a U.S. Borrower and a European Borrower By: /s/ Lynn Willden Name: Lynn Willden Title: Treasurer

[Insight – Signature Page to Second Amendment to Credit Agreement] BORROWERS (CONT’D): PCMG, INC., a Delaware corporation, as a U.S. Borrower and a European Borrower By: /s/ Sharon O. Ennis Name: Sharon O. Ennis Title: Secretary

[Insight – Signature Page to Second Amendment to Credit Agreement] BORROWERS (CONT’D): SIGNED for and on behalf of INSIGHT DIRECT (UK) LTD, a company incorporated under the laws of England with registration number 02579852, as a U.K. Borrower and a European Borrower By: /s/ Glynis A. Bryan Name: Glynis A. Bryan Title: Director SIGNED for and on behalf of INSIGHT NETWORKING SOLUTIONS LIMITED, a company incorporated under the laws of England with registration number 04482870, as a U.K. Borrower and a European Borrower By: /s/ Russell Leighton Name: Russell Leighton Title: Director

[Insight – Signature Page to Second Amendment to Credit Agreement] DB2/ 41541544.4 BORROWERS (CONT’D): SIGNED for and on behalf of STACK TECHNOLOGY HOLDINGS LTD, a company incorporated under the laws of England with registration number 07170448, as a U.K. Borrower and a European Borrower By: /s/ Glynis A. Bryan Name: Glynis A. Bryan Title: Director SIGNED for and on behalf of STACK DATA SOLUTIONS LTD, a company incorporated under the laws of England with registration number 01865047, as a U.K. Borrower and a European Borrower By: /s/ Glynis A. Bryan Name: Glynis A. Bryan Title: Director SIGNED for and on behalf of STACK TELECOMMUNICATIONS SOLUTIONS LTD, a company incorporated under the laws of England with registration number 07423212, as a U.K. Borrower and a European Borrower By: /s/ Glynis A. Bryan Name: Glynis A. Bryan Title: Director

[Insight – Signature Page to Second Amendment to Credit Agreement] DB2/ 41541544.4 BORROWERS (CONT’D): SIGNED for and on behalf of INTERCONNECT NETWORK SYSTEMS LIMITED, a company incorporated under the laws of England with registration number 03645464, as a U.K. Borrower and a European Borrower By: /s/ Glynis A. Bryan Name: Glynis A. Bryan Title: Director SIGNED for and on behalf of PCM TECHNOLOGY SOLUTIONS UK, LTD, a company incorporated under the laws of England with registration number 10326566, as a U.K. Borrower and a European Borrower By: /s/ Glynis A. Bryan Name: Glynis A. Bryan Title: Director

[Insight – Signature Page to Second Amendment to Credit Agreement] DB2/ 41541544.4 BORROWERS (CONT’D): INSIGHT ENTERPRISES NETHERLANDS B.V., a besloten vennotschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands, having its official seat in Apeldoorn, The Netherlands and registered with the Dutch trade register under number 08074503, as a Dutch Borrower and a European Borrower By: /s/ Russell Leighton Name: Russell Leighton Title: Director INSIGHT ENTERPRISES B.V., a besloten vennotschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands, having its official seat in The Hague, The Netherlands and registered with the Dutch trade register under number 27148512, as a Dutch Borrower and a European Borrower By: /s/ Russell Leighton Name: Russell Leighton Title: Director

[Insight – Signature Page to Second Amendment to Credit Agreement] DB2/ 41541544.4 OTHER LOAN PARTIES: INSIGHT DIRECT WORLDWIDE, INC., an Arizona corporation, as a Loan Guarantor INSIGHT CANADA HOLDINGS, INC., an Arizona corporation, as a Loan Guarantor INSIGHT TECHNOLOGY SOLUTIONS, INC., a Delaware corporation, as a Loan Guarantor INSIGHT RECEIVABLES HOLDING, LLC, an Illinois limited liability company, as a Loan Guarantor CALENCE, LLC, a Delaware limited liability company, as a Loan Guarantor By: /s/ Lynn Willden Name: Lynn Willden Title: Treasurer

[Insight – Signature Page to Second Amendment to Credit Agreement] DB2/ 41541544.4 OTHER LOAN PARTIES (CONT’D): 3683371 CANADA INC., a Canadian corporation, as a Loan Guarantor By: /s/ Lisanne Steinheiser Name: Lisanne Steinheiser Title: Secretary INSIGHT CANADA INC., an Ontario corporation, as a Loan Guarantor By: /s/ Lisanne Steinheiser Name: Lisanne Steinheiser Title: Secretary INSIGHT DIRECT CANADA, INC., a Canadian corporation, as a Loan Guarantor By: /s/ Lisanne Steinheiser Name: Lisanne Steinheiser Title: Secretary PCM VENTES CANADA, INC. / PCM SALES CANADA, INC., a Quebec corporation, as a Loan Guarantor By: /s/ Lisanne Steinheiser Name: Lisanne Steinheiser Title: Secretary

[Insight – Signature Page to Second Amendment to Credit Agreement] DB2/ 41541544.4 OTHER LOAN PARTIES (CONT’D): SIGNED for and on behalf of INSIGHT ENTERPRISES UK LIMITED, a company incorporated under the laws of England with registration number 4051772, as a Loan Guarantor By: /s/ Glynis A. Bryan Name: Glynis A. Bryan Title: Director INSIGHT ENTERPRISES C.V., a limited partnership (commanditaire vennootschap), incorporated under the laws of The Netherlands and registered with the Dutch trade register under number 24410231, as a Loan Guarantor By: INSIGHT DIRECT USA, INC., as general partner By: /s/ Lynn Willden Name: Lynn Willden Title: Treasurer INSIGHT ENTERPRISES HOLDINGS B.V., a besloten vennootschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands, having its official seat in Den Haag, The Netherlands and registered with the Dutch trade register under number 08154117, as a Loan Guarantor By: /s/ Russell Leighton Name: Russell Leighton Title: Director

[Insight – Signature Page to Second Amendment to Credit Agreement] DB2/ 41541544.4 ADMINISTRATIVE AGENT, LENDERS AND ISSUING BANKS: JPMORGAN CHASE BANK, N.A., individually and as the Administrative Agent, a Lender and a Issuing Bank By: /s/ Kevin Podwika Name: Kevin Podwika Title: Authorized Officer

[Insight – Signature Page to Second Amendment to Credit Agreement] LENDERS (CONT’D): JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Lender By: /s/ Graeme Syme Name: Graeme Syme Title: Vice President

[Insight – Signature Page to Second Amendment to Credit Agreement] LENDERS (CONT’D): BANK OF THE WEST, as a Lender By: /s/ Scott Bruni Name: Scott Bruni Title: Director

[Insight – Signature Page to Second Amendment to Credit Agreement] LENDERS (CONT’D): ZIONS BANCORPORATION, N.A. DBA NATIONAL BANK OF ARIZONA, as a Lender By: /s/ Sabina Aaronson Name: Sabina Aaronson Title: Vice President

[Insight – Signature Page to Second Amendment to Credit Agreement] LENDERS (CONT’D): WELLS FARGO BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a Lender By: /s/ Bryan Wei Name: Bryan Wei Title: Authorized Signatory

[Insight – Signature Page to Second Amendment to Credit Agreement] LENDERS (CONT’D): PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Christopher S. Calice Name: Christopher S. Calice Title: Vice President

[Insight – Signature Page to Second Amendment to Credit Agreement] LENDERS (CONT’D): HSBC BANK USA, N.A., as a Lender By: /s/ John Leiter Name: John Leiter Title: Senior Vice President

[Insight – Signature Page to Second Amendment to Credit Agreement] LENDERS (CONT’D): MUFG BANK, LTD., as a Lender By: /s/ Adrian Avalos Name: Adrian Avalos Title: Director

[Insight – Signature Page to Second Amendment to Credit Agreement] LENDERS (CONT’D): BOKF, NA DBA BOK FINANCIAL, as a Lender By: /s/ Christine A. Nowaczyk Name: Christine A. Nowaczyk Title: Senior Vice President

[Insight – Signature Page to Second Amendment to Credit Agreement] LENDERS (CONT’D): U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Nykole Hanna Name: Nykole Hanna Title: Authorized Signatory

[Insight – Signature Page to Second Amendment to Credit Agreement] LENDERS (CONT’D): TRUIST BANK (FORMERLY KNOWN AS BRANCH BANKING AND TRUST COMPANY), as a Lender By: /s/ Stephen Metts Name: Stephen Metts Title: Director

[Insight – Signature Page to Second Amendment to Credit Agreement] LENDERS (CONT’D): COMERICA BANK, as a Lender By: /s/ Liz V. Hulley Name: Liz V. Hulley Title: Vice President

[Insight – Signature Page to Second Amendment to Credit Agreement] LENDERS (CONT’D): BANK OF AMERICA, N.A., as a Lender By: /s/ Carlos Gil Name: Carlos Gil Title: Senior Vice President BANK OF AMERICA, N.A. (ACTING THROUGH ITS LONDON BRANCH), as a Lender By: /s/ Carlos Gil Name: Carlos Gil Title: Senior Vice President

EXHIBIT A CREDIT AGREEMENT Please see attached.

EXHIBIT B Exhibit F to the Credit Agreement Please see attached.

CREDIT AGREEMENT dated as of August 30, 2019 among INSIGHT ENTERPRISES, INC., PCM, INC., and THE OTHER U.S. BORROWERS FROM TIME TO TIME PARTY HERETO, each, a U.S. Borrower, INSIGHT DIRECT (UK) LTD and THE OTHER U.K. BORROWERS FROM TIME TO TIME PARTY HERETO, each, a U.K. Borrower INSIGHT ENTERPRISES NETHERLANDS B.V., INSIGHT ENTERPRISES B.V., and THE OTHER DUTCH BORROWERS FROM TIME TO TIME PARTY HERETO, each, a Dutch Borrower, The Other Loan Parties From Time to Time Party Hereto, The Lenders From Time to Time Party Hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent ___________________________ JPMORGAN CHASE BANK, N.A., WELLS FARGO BANK, N.A., and BANK OF AMERICA, N.A., as Joint Bookrunners, Joint Lead Arrangers, and Co-Syndication Agents BANK OF THE WEST, BRANCH BANKING AND TRUST COMPANY, PNC BANK, N.A., and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS 7

SECTION 1.01. Defined Terms 7
SECTION 1.02. Classification of Loans and Borrowings 69
SECTION 1.03. Terms Generally 69
SECTION 1.04. Accounting Terms; GAAP. 70
SECTION 1.05. Interest Rates; LIBOR Notifications 70
SECTION 1.06. Pro Forma Calculations 71
SECTION 1.07. Currency Translations; Currency Matters 71
SECTION 1.08. Québec Matters 72
SECTION 1.09. Limited Condition Transactions 73
SECTION 1.10. Reserves, Eligibility and Advances Rates 73
SECTION 1.11. Divisions. 74

ARTICLE II THE CREDITS 74

SECTION 2.01. Commitments 74
SECTION 2.02. Loans and Borrowings. 75
SECTION 2.03. Requests for Revolving Borrowings 76
SECTION 2.04. Protective Advances. 77
SECTION 2.05. Overadvances. 78
SECTION 2.06. Letters of Credit. 79
SECTION 2.07. Funding of Borrowings 85
SECTION 2.08. Interest Elections. 85
SECTION 2.09. Termination and Reduction of Commitments; Increase in Revolving Commitments. 87
SECTION 2.10. Repayment of Loans; Evidence of Debt. 90
SECTION 2.11. Prepayment of Loans. 91
SECTION 2.12. Fees. 92
SECTION 2.13. Interest. 93
SECTION 2.14. Alternate Rate of Interest; Illegality. 94
SECTION 2.15. Increased Costs. 98
SECTION 2.16. Break Funding Payments 99
SECTION 2.17. Withholding of Taxes; Gross-Up 100
SECTION 2.18. Payments Generally; Allocation of Proceeds; Sharing of Setoffs. 110
SECTION 2.19. Mitigation Obligations; Replacement of Lenders. 113
SECTION 2.20. Defaulting Lenders 114
SECTION 2.21. Returned Payments. 117
SECTION 2.22. Banking Services and Swap Agreements 117
SECTION 2.23. Extension of Maturity Date. 117
SECTION 2.24. Judgment Currency 119

ARTICLE III REPRESENTATIONS AND WARRANTIES. 119

SECTION 3.01. Organization; Powers 119
SECTION 3.02. Authorization; Enforceability 119
SECTION 3.03. Governmental Approvals; No Conflicts 120
SECTION 3.04. Financial Condition; No Material Adverse Change. 120
SECTION 3.05. Properties 121

i

SECTION 3.06. Litigation and Environmental Matters. 121
SECTION 3.07. Compliance with Laws and Agreements; No Default.....121
SECTION 3.08. Investment Company Status.....121
SECTION 3.09. Taxes.....121
SECTION 3.10. ERISA; Foreign Benefit Arrangement; Canadian Pension Plan and Benefit Plan; UK Pensions.....122
SECTION 3.11. Disclosure.....123
SECTION 3.12. [Reserved]. 123
SECTION 3.13. Solvency.....123
SECTION 3.14. Insurance.....123
SECTION 3.15. Subsidiaries.....123
SECTION 3.16. Security Interest in Collateral.....124
SECTION 3.17. Employment Matters.....124
SECTION 3.18. Margin Regulations.....124
SECTION 3.19. Use of Proceeds.....124
SECTION 3.20. [Reserved]. 124
SECTION 3.21. Anti-Corruption Laws and Sanctions.....124
SECTION 3.22. [Reserved]. 125
SECTION 3.23. Common Enterprise.....125
SECTION 3.24. Affected Financial Institutions.....125
SECTION 3.25. Plan Assets; Prohibited Transactions.....125
SECTION 3.26. Centre of Main Interest and Establishments.....125
SECTION 3.27. Fiscal Unity.....125

ARTICLE IV CONDITIONS.....125

SECTION 4.01. Effective Date.....125
SECTION 4.02. Each Credit Event after the Effective Date.....128

ARTICLE V AFFIRMATIVE COVENANTS.....129

SECTION 5.01. Financial Statements; Borrowing Base and Other Information.....129
SECTION 5.02. Notices of Material Events.....132
SECTION 5.03. Existence; Conduct of Business.....133
SECTION 5.04. Payment of Taxes.....133
SECTION 5.05. Maintenance of Properties.....133
SECTION 5.06. Books and Records; Inspection and Appraisal Rights.....133
SECTION 5.07. Compliance with Laws and Material Contractual Obligations. 134
SECTION 5.08. Use of Proceeds.....135
SECTION 5.09. [Reserved]. 135
SECTION 5.10. Insurance.....135
SECTION 5.11. Casualty and Condemnation.....136
SECTION 5.12. [Reserved]. 136
SECTION 5.13. [Reserved]. 136
SECTION 5.14. Additional Collateral; Further Assurances.....136
SECTION 5.15. Designation of Subsidiaries.....137
SECTION 5.16. Foreign Loan Party Cash Management Provisions.....138
SECTION 5.17. Transfer of Accounts of Foreign Loan Parties; Notification of Account Debtors.....138
SECTION 5.18. U.K.....139
SECTION 5.19. Dutch CIT Fiscal Unity.....139
SECTION 5.20. [Reserved]. 139
SECTION 5.21. Centre of Main Interest and Establishments.....139

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SECTION 5.22. Post-Closing Matters ... 139

ARTICLE VI NEGATIVE COVENANTS ... 139

SECTION 6.01. Indebtedness ... 139
SECTION 6.02. Liens ... 142
SECTION 6.03. Fundamental Changes. ... 145
SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions ... 146
SECTION 6.05. Asset Sales ... 148
SECTION 6.06. Sale and Leaseback Transactions ... 151
SECTION 6.07. Swap Agreements ... 151
SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness ... 151
SECTION 6.09. Transactions with Affiliates ... 153
SECTION 6.10. Restrictive Agreements ... 153
SECTION 6.11. Amendment of Material Documents ... 153
SECTION 6.12. Fixed Charge Coverage Ratio ... 154

ARTICLE VII EVENTS OF DEFAULT ... 154

ARTICLE VIII THE ADMINISTRATIVE AGENT ... 157

SECTION 8.01. Authorization and Action. ... 157
SECTION 8.02. Administrative Agent's Reliance, Limitation of Liability, Etc. ... 160
SECTION 8.03. Posting of Communications. ... 161
SECTION 8.04. The Administrative Agent Individually ... 163
SECTION 8.05. Successor Administrative Agent. ... 163
SECTION 8.06. Acknowledgements of Lenders and Issuing Bank. ... 164
SECTION 8.07. Collateral Matters ... 166
SECTION 8.08. Credit Bidding ... 167
SECTION 8.09. Certain ERISA Matters ... 168
SECTION 8.10. Flood Laws ... 169
SECTION 8.11. Appointment of Administrative Agent as U.K Security Trustee ... 169
SECTION 8.12. Parallel Debt Undertaking ... 172

ARTICLE IX MISCELLANEOUS ... 173

SECTION 9.01. Notices. ... 173
SECTION 9.02. Waivers; Amendments. ... 175
SECTION 9.03. Expenses; Indemnity; Limitation of Liability; Etc. ... 179
SECTION 9.04. Successors and Assigns. ... 181
SECTION 9.05. Survival ... 185
SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution. ... 185
SECTION 9.07. Severability ... 186
SECTION 9.08. Right of Setoff ... 186
SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. ... 187
SECTION 9.10. **WAIVER OF JURY TRIAL** ... 188
SECTION 9.11. Headings ... 188
SECTION 9.12. Confidentiality ... 188
SECTION 9.13. Several Obligations; Nonreliance; Violation of Law ... 190
SECTION 9.14. USA PATRIOT Act; UK "Know Your Customer" Checks; Canadian Anti-Money Laundering ... 190
SECTION 9.15. Disclosure ... 191
SECTION 9.16. Appointment for Perfection ... 191
SECTION 9.17. Interest Rate Limitation ... 191

iii

SECTION 9.18. Marketing Consent 191
SECTION 9.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions 192
SECTION 9.20. No Fiduciary Duty, etc. 192
SECTION 9.21. Acknowledgement Regarding Any Supported QFCs 193
SECTION 9.22. Dutch CIT Fiscal Unity 193
SECTION 9.23. English Language 194

ARTICLE X LOAN GUARANTY OF GLOBAL LOAN PARTIES 194

SECTION 10.01. Guaranty 194
SECTION 10.02. Guaranty of Payment 194
SECTION 10.03. No Discharge or Diminishment of Loan Guaranty. 195
SECTION 10.04. Defenses Waived 195
SECTION 10.05. Rights of Subrogation 196
SECTION 10.06. Reinstatement; Stay of Acceleration 196
SECTION 10.07. Information 196
SECTION 10.08. Termination 196
SECTION 10.09. Taxes 196
SECTION 10.10. Maximum Liability 196
SECTION 10.11. Contribution. 197
SECTION 10.12. Liability Cumulative 197
SECTION 10.13. Keepwell 198

ARTICLE XI THE BORROWER REPRESENTATIVE 198

SECTION 11.01. Appointment; Nature of Relationship 198
SECTION 11.02. Powers 198
SECTION 11.03. Employment of Agents 198
SECTION 11.04. Successor Borrower Representative 198
SECTION 11.05. Execution of Loan Documents; Borrowing Base Certificate 198

ARTICLE XII COLLECTION ALLOCATION MECHANISM 199

iv

v DB2/ 41541622.7 SCHEDULES: Commitment Schedule Schedule 1.01(a) – Existing Letters of Credit Schedule 1.01(b) – Unrestricted Subsidiaries Schedule 3.05 – Real Property Schedule 3.06 – Disclosed Matters Schedule 3.15 – Subsidiaries Schedule 5.22 – Post-Closing Matters Schedule 6.01 – Existing Indebtedness Schedule 6.02 – Existing Liens Schedule 6.04 – Existing Investments Schedule 6.10 – Existing Restrictions EXHIBITS: Exhibit A -- Form of Assignment and Assumption Exhibit B -- Form of Borrowing Base Certificate Exhibit C -- Form of Compliance Certificate Exhibit D -- Joinder Agreement Exhibit E – Form of Solvency Certificate Exhibit F – Form of Borrowing Request

CREDIT AGREEMENT CREDIT AGREEMENT dated as of August 30, 2019 (as it may be amended, amended and restated, supplemented or modified from time to time, this “Agreement”) by and among INSIGHT ENTERPRISES, INC., a Delaware corporation (“Insight”), INSIGHT NORTH AMERICA, INC., an Arizona corporation (“Insight NA”), INSIGHT DIRECT USA, INC., an Illinois corporation (“Insight Direct”), INSIGHT PUBLIC SECTOR, INC., an Illinois corporation (“Insight Public Sector”), INSIGHT RECEIVABLES, LLC, an Illinois limited liability company (“Insight Receivables”), CALENCE PHYSICAL SECURITY SOLUTIONS LLC, an Arizona limited liability company (“Calence Physical Security”), PCM, INC., a Delaware corporation (“PCM”), PCM LOGISTICS, LLC, a Delaware limited liability company (“PCM Logistics”), PCM SALES, INC., a California corporation (“PCM Sales”), PCMG, INC., a Delaware corporation (“PCMG”), ABREON, INC., a Delaware corporation (“Abreon”), M2 MARKETPLACE, INC., a Delaware corporation (“M2 Marketplace”), EN POINTE TECHNOLOGIES SALES, LLC, a Delaware limited liability company (“En Pointe Technologies”), CROSS LINE PRODUCTS, INC., a Delaware corporation (“Cross Line Products”), PCM BPO, LLC, a Delaware limited liability company (“PCM BPO”), ONSALE HOLDINGS, INC., an Illinois corporation (“OnSale Holdings”), PCM SERVICES, LLC, a Delaware limited liability company (“PCM Services”), STRATIFORM USA, LLC, a Delaware limited liability company (“Stratiform USA”), the other U.S. Borrowers (as defined below) from time to time party hereto, INSIGHT DIRECT (UK) LTD, a company incorporated under the laws of England with registration number 02579852 (“Insight UK”), INSIGHT NETWORKING SOLUTIONS LIMITED, a company incorporated under the laws of England with registration number 04482870 (“Insight Networking”), STACK TECHNOLOGY HOLDINGS LTD, a company incorporated under the laws of England with registration number 07170448 (“Stack Technology”), STACK DATA SOLUTIONS LTD, a company incorporated under the laws of England with registration number 01865047 (“Stack Data Solutions”), STACK TELECOMMUNICATIONS SOLUTIONS LTD, a company incorporated under the laws of England with registration number 07423212 (“Stack Telecommunications”), INTERCONNECT NETWORK SYSTEMS LIMITED, a company incorporated under the laws of England with registration number 03645464 (“Interconnect Network”), PCM TECHNOLOGY SOLUTIONS UK, LTD, a company incorporated under the laws of England with registration number 10326566 (“PCM Technology”), the other U.K. Borrowers (as defined below) from time to time party hereto, INSIGHT ENTERPRISES NETHERLANDS B.V., a besloten vennotschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands, having its official seat in Apeldoorn, The Netherlands and registered with the Dutch trade register under number 08074503 (“Insight Netherlands”), INSIGHT ENTERPRISES B.V., a besloten vennotschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands, having its official seat in The Hague, The Netherlands and registered with the Dutch trade register under number 27148512 (“Insight Enterprises”), the other Dutch Borrowers (as defined below) from time to time party hereto, the other Loan Parties (as defined below) from time to time party hereto, the Lenders (as defined below) from time to time party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (as defined below). RECITALS WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of June 23, 2019 (as amended, supplemented, modified or otherwise in effect from time to time, and including all exhibits and schedules thereto, collectively, the “Trojan Merger Agreement”), entered into by and among Insight, Merger Sub, and PCM, Insight will, directly or indirectly, acquire by merger (the “Trojan Acquisition”), PCM (collectively with the Subsidiaries of PCM, the “Target”) pursuant to the terms of, and subject to the conditions set forth in, the Trojan Merger Agreement; WHEREAS, on the Effective Date (as defined below), the Trojan Acquisition will be effected by merger of Merger Sub with and into PCM, with PCM being the surviving entity and a Wholly Owned Subsidiary of Insight;

WHEREAS, the Borrowers have requested, and the Lenders have agreed to extend to the Borrowers, revolving commitments of up to an aggregate principal amount of $1,200,000,000, subject to the terms and conditions herein; and WHEREAS, the Lenders have indicated their willingness to lend, and the Issuing Banks have indicated their willingness to issue Letters of Credit, in each case, on the terms and subject to the conditions set forth herein. In consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows: ARTICLE I Definitions Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “Abreon” has the meaning assigned to such term in the preamble hereto. “Account” has the meaning assigned to the term (a) “Accounts” in the U.S. Security Agreement, (b) “Book Debts” in the U.K. Debenture (with respect to Accounts of a U.K. Loan Party), (c) “Receivables” in the Dutch Omnibus Pledge (with respect to Accounts of a Dutch Loan Party), and (d) “Accounts” in the Canadian Security Agreement (with respect to Accounts of a Canadian Loan Party). “Account Advance Rate” means 85% (it being understood that the Borrower Representative shall have the ability to increase this advance rate to 90% for any two (2) consecutive calendar months of each year at its option by providing the Administrative Agent written notice of such increase at least ten (10) days prior to the beginning of such two calendar month period, and such increase shall apply with respect to each Borrowing Base). “Account Debtor” means any Person obligated on an Account. “Acquisition” means any transaction, or any series of related transactions, consummated on or after the Effective Date, by which any Loan Party or any Restricted Subsidiary (a) acquires any going business or all or substantially all of the assets of any Person, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests of a Person which has ordinary voting power for the election of directors or other similar management personnel of a Person (other than Equity Interests having such power only by reason of the happening of a contingency) or a majority of the outstanding Equity Interests of a Person. “Additional Perfection Steps” means the provision of Collateral Documents or the taking of further perfection steps by the applicable Borrowers and/or Canadian Loan Guarantors, as applicable (including notification of any security to the relevant Account Debtors) (in each case to the extent requested by, and satisfactory to the Administrative Agent), during a Cash Dominion Period in respect of Accounts of Account Debtors of such Loan Parties to ensure, in the Administrative Agent’s Permitted Discretion, that the Administrative Agent has a duly perfected and enforceable security interest and Lien on such Accounts under the laws of the applicable jurisdiction. “Adjusted Daily Simple RFR” means, with respect to any RFR Borrowing denominated in Sterling, an interest rate per annum equal to (a) the Daily Simple RFR for Sterling, plus (b) the applicable Credit Adjustment Spread.

“Adjusted Daily Simple ESTR” means, with respect to any Overnight Rate Loan denominated in Euros, an interest rate per annum equal to (a) the Daily Simple ESTR for Euros, plus (b) the applicable Credit Adjustment Spread. “Adjusted EURIBOR Rate” means, with respect to any Term Benchmark Borrowing denominated in Euros for any Interest Period, an interest rate per annum equal to (a) the EURIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. “Adjusted LIBO Rate” means, with respect to any Term Benchmark Borrowing denominated in U.S. Dollars for any Interest Period, an interest rate per annum equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. “Adjusted One Month LIBOR Rate” means, for any day, an interest rate per annum equal to the sum of (i) 2.50% plus (ii) the Adjusted LIBO Rate for a one month interest period on such day (or if such day is not a Business Day, the immediately preceding Business Day); provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate at approximately 11:00 a.m. London time on such day; provided further, that, if the LIBO Screen Rate at such time shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders and collateral agent and hypothecary representative (pursuant to Section 8.01) for the Secured Parties hereunder or, as applicable, such branches or affiliates of JPMorgan Chase Bank, N.A. as it shall from time to time designate for the purposes of performing its obligations hereunder in such capacities. References to the “Administrative Agent” shall include any branch or affiliate of JPMorgan Chase Bank, N.A. designated by JPMorgan Chase Bank, N.A. for the purpose of performing its obligations in such capacity. “Administrative Agent Fee Letter” means that certain fee letter, dated June 23, 2019, by and between the Administrative Agent and the Borrower Representative. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any U.K. Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the specified Person. “Agent-Related Person” has the meaning assigned to it in Section 9.03(c). “Aggregate Closing Excess Availability” means an amount equal to (a) the sum of the U.S. Line Cap and the European Line Cap minus (b) the Aggregate Exposure, in each case after giving effect to the Borrowings on the Effective Date; provided that on the Effective Date, solely for purposes of determining satisfaction of the condition set forth in Section 4.01(i), reserves imposed against the Borrowing Bases shall be limited to the following: (i) with respect to the portion of the Borrowing Bases attributable to the Target, Reserves consistent with the “Borrowing Bases” under the Existing Target Credit Agreement as described herein; provided that the aggregate amount of reserves imposed pursuant to this clause (i) shall not exceed $12,000,000; (ii) with respect to the U.S. Borrowing Base (excluding any portion of the U.S. Borrowing Base attributable to the Target, it being understood that reserves imposed against the portion of the U.S. Borrowing Base attributable to the Target shall be limited to the reserves contained in clause (i) hereto), (A) a rent reserve consisting of three (3) months’ rent for Insight’s two distribution centers in Hanover Park, Illinois (solely to the extent a reasonably satisfactory Collateral Access Agreement has not been executed and delivered to the Administrative Agent by the applicable landlords), (B) a Canadian Priority Payable Reserve with respect to general ledger liabilities recorded by Insight (equaling a Dollar Equivalent of $1,450,000 as at December 31, 2018, including liabilities for sales tax (equaling a Dollar Equivalent of $794,000 as at December 31, 2018), miscellaneous employee withholding in Canada (a Dollar Equivalent of $9,000 as at December 31, 2018) and a liability for WEPPA calculated at Cdn$2,000 per employee (equaling a Dollar Equivalent of $647,000 as at December 31, 2018)) and (C) a reserve equal to the principal amount of Secured Inventory Financing Indebtedness outstanding on the Effective Date; and (iii) with respect to the U.K. Borrowing Base (excluding any portion of the U.K. Borrowing Base attributable to the Target, it being understood that reserves imposed against the portion of the U.K. Borrowing Base attributable to the Target shall be limited to the reserves contained in clause (i) hereto), (A) a reserve in respect of liabilities related to The Insolvency Act of 1986 calculated at £1,000 per employee (equaling a Dollar Equivalent of $1,049,000 as at December 18, 2018), (B) a reserve in respect of net proceeds from the sale of the business assets to satisfy unsecured debts related to The Insolvency Act of 1986 (Prescribed Part) Order 2003 calculated as 50% of the first £10,000 of proceeds, plus 20% of the balance, up to a total of £600,000 (equaling a Dollar Equivalent of $762,000 as at December 18, 2018) and (C) a reserve in respect of liabilities related to partner alliance agreements (described in the field exam report received by the Administrative Agent prior to the Effective Date) accounts payable and goods received not invoiced (equaling a Dollar Equivalent of $18,049,000 as at December 18, 2018). “Aggregate Commitment” means, at any time, the aggregate of the Commitments of all of the Lenders, as increased or reduced from time to time pursuant to the terms and conditions hereof. As of the Effective Date, the Aggregate Commitment is $1,200,000,000. “Aggregate Excess Availability” means, as of any date of determination, an amount equal to the sum of (a) the U.S. Excess Availability as of such time, plus (b) the European Excess Availability as of such time. “Aggregate Exposure” means, at any time, the aggregate Revolving Exposure of all the Lenders at such time. “Aggregate Line Cap” means, at any time of determination, an amount equal to the lesser of (a) the Aggregate Commitment and (b) the Global Borrowing Base. “Alternate Rate” means, for any day and for any Available Currency, the sum of (a) a rate per annum selected by the Administrative Agent, in its reasonable discretion based on market conditions and in consultation with the Borrower Representative, reflecting the cost to the Lenders of obtaining funds (such rate shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such rate), plus (b) the Applicable Rate for Term Benchmark Loans. When used in reference to any Loan or Borrowing, “Alternate Rate” refers to whether such Loan, or the Loans comprising such Borrowing are bearing interest at a rate determined by reference to the Alternate Rate. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Loan Party or any of its Subsidiaries from time to time concerning or relating to bribery or corruption or money laundering, and includes the Canadian Anti-Money Laundering & Anti-Terrorism Legislation. “Applicable Parties” has the meaning assigned to it in Section 8.03(c). “Applicable Percentage” means, (a) with respect to any U.S. Tranche Lender in respect of a U.S. Tranche Credit Event, its U.S. Tranche Percentage, and (b) with respect to any European Tranche Lender in respect of a European Tranche Credit Event, its European Tranche Percentage.

“Applicable Rate” means, for any day, with respect to any Loan, the applicable rate per annum set forth below under the caption “Revolver CBFR REVLIBOR30 Spread, “Term Benchmark Spread”, or “RFR Spread/Overnight Rate Spread”, as the case may be, based upon the Average Aggregate Excess Availability during the most recently ended calendar quarter; provided that the “Applicable Rate” shall be the applicable rates per annum set forth below in Category 1 during the period from the Effective Date to, and including, the last day of the calendar quarter ending on or about December 31, 2019: Average Aggregate Excess Availability Revolver CBFR REVLIBOR30 Spread Term Benchmark Spread RFR Spread/Overnight Rate Spread Category 1 50% of the Aggregate Commitment 1.25% (or 0.00% if clause (y) to the proviso to the definition of REVLIBOR30 Rate is applicable) 1.25% 1.25% Category 2 < 50% of the Aggregate Commitment 1.50% (or 0.00% if clause (y) to the proviso to the definition of REVLIBOR30 Rate is applicable) 1.50% 1.50% For purposes of the foregoing, each change in the Applicable Rate resulting from a change in Average Aggregate Excess Availability shall be effective during the period commencing on and including the first day of each calendar quarter and ending on the last day of such calendar quarter, it being understood and agreed that, for purposes of determining the Applicable Rate on the first day of any calendar quarter, the Average Aggregate Excess Availability during the most recently ended calendar quarter shall be used. Notwithstanding the foregoing, if the Borrowers fail to deliver any Borrowing Base Certificate required to be delivered by them pursuant to Section 5.01(g) to the Administrative Agent within ten (10) Business Days of the time required to be delivered pursuant to the terms hereof, then upon written notice by the Administrative Agent to the Borrower Representative, the Average Aggregate Excess Availability shall be deemed to be in Category 2 until five (5) days after such Borrowing Base Certificate is so delivered to the Administrative Agent. “Approved Electronic Platform” has the meaning assigned to it in Section 8.03(a). “Approved Fund” has the meaning assigned to such term in Section 9.04. “Approved Jurisdiction” means any of the following jurisdictions: United Kingdom, Belgium, France, Germany, Ireland, Italy, The Netherlands, Spain, Switzerland, Norway, Denmark, Sweden, Finland, Austria, Portugal, Luxembourg, Australia, Singapore, and Hong Kong. “Arrangers” means, collectively, (a) JPMCB, (b) Wells Fargo Bank, N.A., and (c) Bank of America, N.A., in their capacities as joint bookrunners and joint lead arrangers hereunder. “Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent.

“Attributable Indebtedness” means, in respect of a Sale and Leaseback Transaction that is a Capital Lease Obligation, at any date of determination, the amount of Indebtedness represented thereby according to the definition of “Capital Lease Obligation”. “Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments. “Available Commitment” means, at any time, the Aggregate Commitment minus the Aggregate Exposure (calculated, with respect to any Defaulting Lender, as if such Defaulting Lender had funded its Applicable Percentage of all outstanding Borrowings). “Available Currencies” means, collectively, U.S. Dollars, Euros, and Sterling. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (g) of Section 2.14. “Average Aggregate Excess Availability” means, for any period, an amount equal to the average daily Aggregate Excess Availability during such period, as determined by the Administrative Agent’s system of records; provided, that in order to determine Aggregate Excess Availability on any day for purposes of this definition, the Global Borrowing Base and each Borrower’s Borrowing Base for such day shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 4.01(h) (at all times prior to the first delivery of a Borrowing Base Certificate after the Effective Date pursuant to Section 5.01(g)) or Section 5.01(g) as of such day. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Levy” means any amount payable by any Loan Party or its Subsidiaries on the basis of, or in relation to, (i) its balance sheet or capital base or any part of that person or its liabilities or minimum regulatory capital or any combination thereof (including, without limitation, the United Kingdom bank levy as set out in the Finance Act 2011, the French taxe de risque systémique as set out in article 235 ter ZE of the French Code général des impôts and the French taxe pour le financement du fonds de soutien aux collectivités territoriales as set out in article 235 ter ZE bis of the French Code général des impôts, the German bank levy as set out in the German Restructuring Fund Act 2010 (Restrukturierungsfondsgesetz), the Dutch bankenbelasting as set out in the Dutch bank levy act (Wet bankenbelasting), the Austrian bank levy as set out in the Austrian Stability Duty Act (Stabilitätsgesetz), the Spanish bank levy (Impuesto sobre los Depósitos en las Entidades de Crédito) as set out in the Law 16/2012 of December 27, 2012, the Swedish bank levy as set out in the Swedish Precautionary Support Act (Sw. lag (2015:1017) om förebyggande statligt stöd till kreditinstitut) (as amended)) and any tax in any jurisdiction levied on a similar basis or for a similar purpose or (ii) any financial activities taxes (or other taxes) of a kind contemplated in the European Commission consultation paper on financial sector taxation dated February 22, 2011 which has been enacted and which has been formally announced as proposed as at the date of this Agreement. “Banking Services” means each and any of the following bank services provided to any Loan Party (or its Subsidiaries if the Borrower Representative has provided written notice to the Administrative Agent that such services are to be included as “Banking Services” hereunder) by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts, cash pooling services, and interstate depository network services), (e) Secured Inventory Financing Indebtedness, and (f) foreign exchange and currency management services. “Banking Services Obligations” means any and all obligations of the Loan Parties and their Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services. “Banking Services Reserves” means all Reserves which the Administrative Agent from time to time establishes in its Permitted Discretion in accordance with Section 1.10 for Banking Services then outstanding. “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute. “Bankruptcy Event” means, with respect to any Person, when such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, interim receiver, monitor, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business, appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the U.S., Canada, the United Kingdom, or The Netherlands or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality), to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Benchmark” means, initially, with respect to any (a) RFR Loan in any Available Currency, the applicable Relevant Rate for such Available Currency or (b) Term Benchmark Loan, the Relevant Rate for such Available Currency; provided that if a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Available Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (c) or clause (d) of Section 2.14. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in an Available Currency (other than U.S. Dollars)

or in the case of an Other Benchmark Rate Election, “Benchmark Replacement” shall mean the alternative set forth in (3) below: (1) in the case of any Loan denominated in U.S. Dollars, the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (2) in the case of any Loan denominated in U.S. Dollars, the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; and (3) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower Representative as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Available Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, in the case of clause (3), when such clause is used to determine the Benchmark Replacement in connection with the occurrence of an Other Benchmark Rate Election, the alternate benchmark rate selected by the Administrative Agent and the Borrower shall be the term benchmark rate that is used in lieu of a LIBOR-based rate in the relevant other Dollar-denominated syndicated credit facilities; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above). If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and

(2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower Representative for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Available Currency at such time; provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non- representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; (3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided to the Lenders and the Borrower Representative pursuant to Section 2.14(d); or (4) in the case of an Early Opt-in Election or an Other Benchmark Rate Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election or Other Benchmark

Rate Election, as applicable, is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election or Other Benchmark Rate Election, as applicable, is provided to the Lenders, written notice of objection to such Early Opt-in Election or Other Benchmark Rate Election, as applicable, from Lenders comprising the Required Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the central bank for the Available Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate”: means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of a party. “Blocking Regulation” has the meaning assigned to it in Section 3.21. “Borrowers” means, collectively, the U.S. Borrowers, the U.K. Borrowers, and the Dutch Borrowers, and “Borrower” means any of them. “Borrower Representative” has the meaning assigned to such term in Section 11.01. “Borrowing” means (a) Revolving Loans of the same Type and currency, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect, (b) a Protective Advance and (c) an Overadvance. “Borrowing Base” means the Global Borrowing Base, the U.S. Borrowing Base, the U.K. Borrowing Base, or the Dutch Borrowing Base, as the context may require. “Borrowing Base Certificate” means a certificate setting forth the calculation of the Global Borrowing Base, the U.S. Borrowing Base, the U.K. Borrowing Base, and the Dutch Borrowing Base, signed and certified in all material respects as accurate and complete by a Financial Officer of the Borrower Representative, in substantially the form of Exhibit B or another form which is acceptable to the Administrative Agent in its Permitted Discretion. “Borrowing Request” means a request by the Borrower Representative for a Borrowing in accordance with Section 2.03. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, (a) when used in connection with a Term Benchmark Loan, a Loan accruing interest at REVLIBOR30 Rate without giving effect to the proviso contained in the definition of “REVLIBOR30 Rate”, or Loans to the U.K. Borrowers or the Dutch Borrowers, the term “Business Day” shall also exclude any day on which banks are not open for general business in London or Frankfurt, and (b) in relation to any date for payment in or purchase of Euros, the term “Business Day” shall also exclude any day on which the TARGET2 payment system is not open for the settlement payment of payment in Euros, and (c) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in the applicable Available Currency of such RFR Loan, the term “Business Day” shall also exclude any day that is not an RFR Business Day. “Calence Physical Security” has the meaning assigned to such term in the preamble hereto. “CAM” means the mechanism for the allocation and exchange of interests in the Tranches and the collections thereunder established under Article XII.

“CAM Exchange” means the exchange of any Lender’s interests provided for in Article XII. “CAM Exchange Date” means the first date on which there shall occur (a) any event referred to in clause (h) or (i) of Article VII in respect of any Borrower or (b) an acceleration of Loans and termination of the Commitments pursuant to Article VII. “CAM Percentage” means, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the sum of the Dollar Equivalents (determined on the basis of Spot Selling Rate prevailing on the CAM Exchange Date) of the Designated Obligations owed to such Lender (whether or not at the time due and payable) immediately prior to the CAM Exchange and (b) the denominator shall be the sum of the Dollar Equivalents (as so determined) of the Designated Obligations owed to all the Lenders (whether or not at the time due and payable) immediately prior to the CAM Exchange. “Canadian Anti-Money Laundering & Anti-Terrorism Legislation” means, collectively, the Criminal Code, R.S.C. 1985, c. C-46, the Proceeds of Crime Act, c. 17 and the United Nations Act, R.S.C. 1985, c. U-2 or any similar Canadian legislation, together with all rules, regulations and interpretations thereunder or related thereto including, without limitation, the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism and the United Nations Al Qaida and Taliban Regulations promulgated under the United Nations Act. “Canadian Blocked Person” means any Person that is a “politically exposed foreign person” as defined in the Freezing Assets of Corrupt Foreign Officials Act (Canada), or “terrorist group” as defined in Part II.1 of the Criminal Code (Canada). “Canadian Collateral Documents” means, collectively, the Canadian Security Agreement, and any other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens on assets of any Loan Party to secure any of the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, deeds of hypothec, debentures, share charges, pledges, powers of attorney, assignments, and financing statements, in each case now or hereafter executed by any Canadian Loan Guarantor and delivered to the Administrative Agent that are intended to create, perfect or evidence Liens on assets of any Canadian Loan Guarantor to secure any of the Secured Obligations. “Canadian Defined Benefit Plan” means a pension plan for the purposes of any applicable pension benefits standards statute or regulation in Canada, which contains a “defined benefit provision,” as defined in subsection 147.1(1) of the Income Tax Act (Canada). “Canadian Economic Sanctions and Export Control Laws” means any Canadian laws, regulations or orders governing transactions in controlled goods or technologies or dealings with countries, entities, organizations, or individuals subject to economic sanctions and similar measures, including the Special Economic Measures Act (Canada), the United Nations Act (Canada), the Freezing Assets of Corrupt Foreign Officials Act (Canada), Part II.1 of the Criminal Code (Canada) and the Export and Import Permits Act (Canada), and any related regulations. “Canadian ITA” means the Income Tax Act (Canada) and the regulations thereunder, as amended “Canadian Loan Guarantors” means, each of, and collectively, 3683371 Canada Inc., a Canadian corporation, Insight Canada Inc., an Ontario corporation, Insight Direct Canada, Inc., a Canadian corporation, PCM Ventes Canada, Inc. / PCM Sales Canada, Inc., a Quebec corporation, Acrodex Inc., an Alberta corporation and any other Restricted Subsidiary of Insight organized under applicable law of Canada or any province or territory of Canada which becomes a party to this Agreement pursuant to a Joinder Agreement and their successors and assigns, and the term “Canadian Loan Guarantor” means any one of them or all of them individually, as the context may require. For the avoidance of doubt, Canadian Loan Guarantors shall not include any Excluded Subsidiary.

“Canadian Loan Party” means each Canadian Loan Guarantor. “Canadian Pension Event” means (a) the whole or partial withdrawal of the Canadian Loan Party or another Loan Party from a Canadian Pension Plan during a plan year; or (b) the filing of a notice of intent to terminate in whole or in part a Canadian Pension Plan or the treatment of a Canadian Pension Plan amendment as a termination or partial termination; or (c) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer a Canadian Pension Plan; or (d) any other event or condition which might constitute grounds for the termination of, winding up or partial termination of winding up or the appointment of trustee to administer, any Canadian Pension Plan. “Canadian Pension Plan” means a pension plan that is covered by the applicable pension standards laws of any jurisdiction in Canada including the Pension Benefits Act (Ontario) and the Income Tax Act (Canada) and that is either (a) maintained or sponsored by the Canadian Loan Party for employees or (b) maintained pursuant to a collective bargaining agreement, or other arrangement under which more than one employer makes contributions and to which the Canadian Loan Party is making or accruing an obligation to make contributions or has within the preceding five years made or accrued such contributions. “Canadian Priority Payable Reserves” means the Reserves established in the Permitted Discretion of the Administrative Agent in accordance with Section 1.10 for amounts owing by a Canadian Loan Party secured by any Liens, choate or inchoate, which rank or are capable of ranking in priority to the Administrative Agent’s Liens and/or for amounts which may represent costs relating to the enforcement of the Administrative Agent’s Liens including, without limitation, in the Permitted Discretion of the Administrative Agent, any such amounts due and not paid for wages, salaries, commission or compensation, including vacation pay (including as provided for under WEPPA), amounts due and not paid under any legislation relating to workers’ compensation or to employment insurance, all amounts deducted or withheld and not paid and remitted when due under the Income Tax Act (Canada), amounts currently or past due and not paid for realty, municipal or similar taxes, any and all solvency deficiencies, unfunded liabilities on wind-up or wind-up deficiencies in regards to any Canadian Pension Plan which is a defined benefit plan (to the extent impacting personal or moveable property) and all amounts currently or past due and not contributed, remitted or paid to any Canadian Pension Plan or under the Canada Pension Plan, the Pension Benefits Act (Ontario) or any similar legislation. “Canadian Security Agreement” means that certain Canadian Pledge and Security Agreement (including any and all supplements thereto), dated as of the date hereof, by and among the Canadian Loan Parties party thereto and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties. “Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of Insight and its Restricted Subsidiaries prepared in accordance with GAAP. “Capital Lease Obligations” of any Person means, subject to Section 1.04(b), the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Dominion Period” means each period (a) commencing on the date that (i) Aggregate Excess Availability shall be less than (A) 7.5% of the Aggregate Commitment then in effect or (B) 10% of the Aggregate Commitment then in effect for three (3) consecutive Business Days, or (ii) a Specified Event of Default shall have occurred and be continuing, and (b) continuing until (i) to the extent that the Cash

Dominion Period has occurred due to clause (a)(i) of this definition, during each of the preceding thirty (30) consecutive days, Aggregate Excess Availability has been equal to or more than an amount equal to 10% of the Aggregate Commitment then in effect or (ii) to the extent that the Cash Dominion Period has occurred due to clause (a)(ii) of this definition, until no Specified Event of Default shall be continuing. “Cash Management Obligations” means each and any of the following bank services provided to any Loan Party or any of its Restricted Subsidiaries: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts, cash pooling services, and interstate depository network services), and (e) foreign exchange and currency management services. “Cash Pooling Arrangements” means the cash pooling arrangements maintained by the Foreign Restricted Subsidiaries of Insight with Bank of America, N.A. (or any other financial institution reasonably acceptable to the Administrative Agent) in the ordinary course of business in order to manage currency fluctuations and overdrafts among deposit accounts of such Subsidiaries; provided that such arrangements are on a zero balance basis with a net positive aggregate balance at all times. “CB Floating Rate” means the Prime Rate; provided that the CB Floating Rate shall never be less than the Adjusted One Month LIBOR Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day). Any change in the CB Floating Rate due to a change in the Prime Rate or the Adjusted One Month LIBOR Rate shall be effective from and including the effective date of such change in the Prime Rate or the Adjusted One Month LIBOR Rate, respectively. “CBFR” means when used in reference to: (a) a rate of interest, refers to the REVLIBOR30 Rate and (b) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the REVLIBOR30 Rate. “Cdn$” means dollars in the lawful currency of Canada. “Central Bank Rate” means (A) the greater of (i) for any Loan denominated in (a) Sterling, the Bank of England (or any successor thereto)’s “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time, (b) Euro, one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time, and (c) any other Available Currency determined after the Effective Date, a central bank rate as determined by the Administrative Agent in its reasonable discretion and (ii) zero; plus (B) the applicable Central Bank Rate Adjustment. “Central Bank Rate Adjustment” means, for any day, for any Loan denominated in (a) Euro, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the EURIBOR Rate for the five most recent Business Days preceding such day for which the EURIBOR Screen Rate was available (excluding, from such averaging, the highest and the lowest EURIBOR Rate applicable during such period of five Business Days) minus (ii) the Central Bank Rate in respect of Euro in effect on the last Business Day in such period, (b) Sterling, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of SONIA for the five (5) most recent RFR Business Days preceding such day for which SONIA was available (excluding, from such averaging, the highest and the lowest SONIA applicable during such period of five (5) RFR Business Days) minus (ii) the Central Bank Rate in respect of Sterling in effect on the last RFR Business Day in such period, and (c) any other Available Currency determined after the Effective Date, a Central Bank Rate Adjustment as determined by the Administrative Agent in its reasonable discretion. For purposes of this definition, (x) the term Central Bank Rate shall be determined disregarding clause (B) of the definition of such term and (y) the EURIBOR Rate on any day shall be based on the EURIBOR Screen Rate on such day at approximately the time referred to in the definition of such term for deposits in the applicable Available Currency for a maturity of one month (or, in the event the EURIBOR Screen Rate for deposits in the applicable Available Currency is not available for such maturity of one month, shall be based on the EURIBOR Interpolated Rate as of such time); provided that if such rate shall be less than zero, such rate shall be deemed to be zero. “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Insight; (b) occupation at any time of a majority of the seats (other than vacant seats) on the board of directors of Insight by Persons who were neither (i) (A) nominated by the board of directors of Insight, (B) appointed by the board of directors of Insight or (C) approved by the board of directors of Insight for consideration by the shareholders for election, nor (ii) appointed by directors so nominated, appointed or approved; or (c) except in a transaction permitted hereunder, Insight shall cease to own, directly or indirectly, 100% of the outstanding voting Equity Interests of the other Borrowers and Loan Parties. “Change in Law” means the occurrence after the date of this Agreement (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of any of the following: (a) the adoption of or taking effect of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority; or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof or any European equivalent regulation (such as the European Market and Infrastructure Regulation), and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Charges” has the meaning assigned to such term in Section 9.17. “Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Protective Advances or Overadvances. “Co-Documentation Agent” means each of (a) Bank of the West, (b) Branch Banking and Trust Company, (c) PNC Bank, N.A. and (d) U.S. Bank National Association. “Co-Syndication Agent” means each of (a) JPMCB, (b) Wells Fargo Bank, N.A. and (c) Bank of America, N.A. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral” means the Global Collateral.

“Collateral Access Agreement” has the meaning assigned to such term in the applicable Collateral Documents. “Collateral Documents” means, collectively, the Canadian Collateral Documents, the U.S. Collateral Documents, the U.K. Collateral Documents, the Dutch Collateral Documents, and any other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens on assets of any Loan Party to secure any of the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, deeds of hypothec, debentures, share charges, pledges, powers of attorney, assignments, financing statements, in each case now or hereafter executed by any Loan Party and delivered to the Administrative Agent that are intended to create, perfect or evidence Liens on assets of any Loan Party to secure any of the Secured Obligations. “Collection Account” means, (a) with respect to the U.S. Loan Parties, as defined in the U.S. Security Agreement, (b) with respect to the Canadian Loan Guarantors, as defined in the Canadian Security Agreement, (c) with respect to the U.K. Loan Parties, each deposit account maintained by any U.K. Borrower into which cash, checks or other similar payments relating to or constituting payments made in respect of Accounts or other proceeds will be deposited, and (d) with respect to the Dutch Loan Parties, each deposit account maintained by any Dutch Borrower into which cash, checks or other similar payments relating to or constituting payments made in respect of Accounts or other proceeds will be deposited. “Commitment” means, with respect to each Lender, such Lender’s commitment to make Revolving Loans and to acquire participations in Letters of Credit, Overadvances and Protective Advances hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Commitment, as applicable. “Commitment Letter” means that certain Commitment Letter between JPMorgan Chase Bank, N.A. and Insight dated as of June 23, 2019, as supplemented by that certain Joinder Letter, dated July 12, 2019, from Wells Fargo Bank, N.A. as further supplemented by that certain Joinder Letter, dated July 12, 2019, from Bank of America, N.A., and as further amended by that certain letter agreement, dated August 12, 2019, by and among JPMCB, Bank of America, N.A., Wells Fargo Bank, N.A., and Insight. “Commitment Schedule” means the Commitment Schedule attached hereto identified as such. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communications” has the meaning assigned to such term in Section 8.03(c). “Compliance Certificate” means a certificate of a Financial Officer of the Borrower Representative in substantially the form of Exhibit C attached hereto. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidating Financial Statements” means consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) (which may be in footnote form only) from the consolidated financial statements of Insight and its Subsidiaries (it being agreed that no such Consolidating Financial Statements shall be required to be audited).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Convertible Debt Security” means debt securities, the terms of which provide for conversion into, or exchange for, Qualified Equity Interests of Insight (or other securities or property following a merger event, reclassification or other change of such Qualified Equity Interests of Insight), cash in lieu thereof or a combination of such Qualified Equity Interests of Insight (or other securities or property following a merger event, reclassification or other change of such Qualified Equity Interests of Insight) and cash in lieu thereof. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covenant Testing Trigger Period” means the period (a) commencing on any date that the Aggregate Excess Availability is less than 10% of the Aggregate Commitment and (b) continuing until Aggregate Excess Availability has been greater than or equal to 10% of the Aggregate Commitment at all times for thirty (30) consecutive days. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning assigned to it in Section 9.21. “Credit Adjustment Spread” means, (a) with respect to SONIA, (i) for an Interest Period of one month, 0.0326% per annum, and (ii) for an Interest Period of three months, 0.1193% per annum, and (b) with respect to ESTR, (i) for an Interest Period of one month, 0.0456% per annum, and (ii) for an Interest Period of three months, 0.0962% per annum. “Credit Event” means a U.S. Tranche Credit Event or European Tranche Credit Event, as the context may require. “Credit Party” means the Administrative Agent, any Issuing Bank, or any other Lender. “Cross Line Products” has the meaning assigned to such term in the preamble hereto. “CTA” means the Corporation Tax Act 2009 (U.K.), as amended from time to time. “Daily Simple ESTR” means, for any Business Day, an interest rate per annum equal to the greater of (a) ESTR based on the published rate of ESTR as of the Business Day of such request and (b) 0.00%. Any change in Daily Simple ESTR due to a change in the applicable ESTR shall be effective from and including the effective date of such change in the ESTR without notice to the Borrowers. “Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to the greater of (a) for any RFR Loan denominated in Sterling, SONIA for the day that is five (5) Business

Days prior to (A) if such RFR Interest Day is a Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not a Business Day, the Business Day immediately preceding such RFR Interest Day and (b) 0.00% (provided that for any Overnight Rate Loans denominated in Sterling, SONIA shall be based on the published rate for SONIA as of the Business Day of such request). Any change in Daily Simple RFR due to a change in the applicable RFR shall be effective from and including the effective date of such change in the RFR without notice to the Borrowers. “Daily Simple SOFR” means, for any day, an interest rate per annum equal to the greater of (a) SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans and (b) 0.00%; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular Default, if any) has not been satisfied; (b) has notified any Borrower or any Credit Party in writing, or has made a public statement, to the effect that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular Default, if any) to funding a Loan under this Agreement cannot be satisfied), (c) has failed, within three (3) Business Days after request by a Credit Party or any Borrower, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations as of the date of certification) to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s or such Borrower’s, as applicable, receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Deposit Account Control Agreement” has the meaning assigned to such term in each applicable Collateral Document. “Designated Non-Cash Consideration” means the fair market value (as determined by Insight in good faith) of non-cash consideration received by any Loan Party or any Restricted Subsidiary in connection with a Disposition designated as Designated Non-Cash Consideration pursuant to a certificate of a Financial Officer of the Borrower Representative setting forth the basis of such valuation, less the amount of cash or Permitted Investments received in connection with a subsequent sale of such Designated Non-Cash Consideration. “Designated Obligations” means all obligations of the Borrowers with respect to (a) principal of and interest on the Revolving Loans, Overadvances, and Protective Advances, (b) unreimbursed LC Disbursements and interest thereon and (c) all commitment fees and Letter of Credit participation fees.

“Disclosed Matters” means the actions, suits, proceedings and environmental matters disclosed in Schedule 3.06. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including pursuant to any sale and leaseback transaction), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Equity Interests which do not otherwise constitute Disqualified Equity Interests and cash in lieu of fractional shares), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitment), (b) is redeemable at the option of the holder thereof (other than solely for Equity Interests which do not otherwise constitute Disqualified Equity Interests and cash in lieu of fractional shares), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness (which is not permitted under Section 6.01) or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Maturity Date; provided, however, that (i) only the portion of such Equity Interests which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Equity Interests and (ii) with respect to any Equity Interests issued to any employee or to any plan for the benefit of employees of Insight or any of its Subsidiaries, or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by Insight or any of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, resignation, death or disability and if any class of Equity Interests of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of Equity Interests that are not Disqualified Equity Interests, such Equity Interests shall not be deemed to be Disqualified Equity Interests. “Disqualified Institution” means (a) any Person that is (directly or through a controlled Subsidiary) a competitor of Insight or the Target that is separately identified in writing by the Borrower Representative to the Administrative Agent and the Arrangers from time to time prior to or after the Effective Date, or (b) any Affiliate of any Person identified in clause (a) (other than any Affiliate that is a bona fide debt fund or investment vehicle that is engaged primarily in making, purchasing, holding or otherwise investing in loans, commitments and similar extensions of credit in the ordinary course of business for financial investment purposes and with respect to which no personnel involved with the investment in the relevant competitor, or the management, control or operation thereof, directly or indirectly, possesses the power to direct or cause the investment policies of such fund, vehicle or entity) that is (i) identified in writing by the Borrower Representative from time to time after the Effective Date or (ii) clearly identifiable as an Affiliate solely on the basis of the similarity of its name; provided, however, any such designation of a Person as a Disqualified Institution shall not have retroactive effect to any prior assignment to any Lender permitted under this Agreement (but further assignments and participations shall be prohibited); provided, further, however, that any addition to the list of Disqualified Institutions made in accordance with this definition shall not be effective until the third (3rd) Business Day following the Administrative Agent’s receipt of the Borrower Representative’s written notice of such addition. “Dividing Person” has the meaning assigned to it in the definition of “Division.”

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division. “Document” or “Document of Title” has the meaning assigned to such term in the applicable Collateral Document. “Dollar Equivalent” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in U.S Dollars, such amount, (b) if such amount is expressed in another Available Currency, the equivalent of such amount in U.S Dollars determined by using the rate of exchange for the purchase of dollars with the Available Currency last provided (either by publication or otherwise provided to the Administrative Agent by Reuters on the Business Day (New York City time), immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of U.S Dollars with the Available Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its reasonable discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in U.S Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its reasonable discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in U.S. Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its reasonable discretion. “Domestic Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the U.S. “Dutch Borrowers” means, each of, and collectively, Insight Enterprises, Insight Netherlands, and any other Restricted Subsidiary of Insight incorporated under the laws of The Netherlands approved by the Administrative Agent that joins this Agreement as a “Dutch Borrower” in accordance with the terms hereof, and “Dutch Borrower” means any of them or all of them individually, as the context may require. “Dutch Borrowing Base” means, at any time, the Dollar Equivalent of the result of, subject to the terms of Section 1.10: (A) the Account Advance Rate of the Dutch Eligible Accounts at such time, less (B) Reserves applicable to the Dutch Borrowing Base established by the Administrative Agent in its Permitted Discretion in accordance with Section 1.10. “Dutch CITA” means the Dutch Corporate Income Tax Act (Wet op de vennootschapsbelasting 1969). “Dutch CIT Fiscal Unity” means a fiscal unity (fiscale eenheid) for Dutch corporate income tax purposes (within the meaning of Article 15 of the Dutch CITA). “Dutch CIT Fiscal Unity Member” has the meaning assigned to such term in Section 9.22. “Dutch Civil Code” means the Dutch Civil Code (Burgerlijk Wetboek).

“Dutch Collateral Documents” means, collectively, the Dutch Omnibus Pledge and any other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure any of the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, debentures, share charges, pledges, powers of attorney, assignments, financing statements, in each case now or hereafter executed by any Dutch Loan Party and delivered to the Administrative Agent that are intended to create, perfect or evidence Liens on assets of any Dutch Loan Party to secure any of the Secured Obligations. “Dutch Eligible Accounts” means the Eligible Accounts owned by a Dutch Borrower billed from and collected in The Netherlands or any other jurisdiction satisfactory to the Administrative Agent in its Permitted Discretion owing by an Account Debtor in the United States, Canada or an Approved Jurisdiction that comply in all material respects with each of the representations and warranties respecting Eligible Accounts that are Dutch Eligible Accounts made in the Loan Documents. “Dutch Loan Parties” means, each of, and collectively, the Dutch Borrowers, Insight Enterprises C.V., a limited partnership (commanditaire vennootschap), incorporated under the laws of The Netherlands and registered with the Dutch trade register under number 24410231, Insight Enterprises Holdings B.V., a besloten vennootschap met beperkte aansprakelijkheid, incorporated under the laws of The Netherlands, having its official seat in Den Haag, The Netherlands and registered with the Dutch trade register under number 08154117 and any other Restricted Subsidiary of Insight organized under applicable law of The Netherlands who becomes a party to this Agreement pursuant to a Joinder Agreement and their respective successors and assigns, and the term “Dutch Loan Party” means any one of them or all of them individually, as the context may require. For the avoidance of doubt, Dutch Loan Parties shall not include any Excluded Subsidiary. “Dutch Omnibus Pledge” means the Dutch law governed omnibus pledge entered into on or about the date of this Agreement by and among the Dutch Loan Parties, as pledgors, and the Administrative Agent, as pledgee. “Early Opt-in Election” means, if the then-current Benchmark is LIBO Rate, the occurrence of: (1) a notification by the Administrative Agent to (or the request by the Borrower Representative to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by the Administrative Agent and the Borrower Representative to trigger a fallback from LIBO Rate and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower Representative and the Lenders. “EBITDA” means, for any Test Period, the sum of (a) Net Income for such Test Period plus (b) to the extent deducted in determining Net Income for such Test Period, (i) Interest Expense, (ii) expense for taxes paid or accrued, (iii) depreciation, (iv) amortization, (v) any non-cash or nonrecurring non-cash charges or losses incurred other than in the ordinary course of business, (vi) any non-cash compensation charge arising from any grant of stock, stock options or other equity-based awards, (vii) any cash expenses or charges related to any issuance of Equity Interests, Permitted Acquisition or other Investment, Disposition, recapitalization or the incurrence, prepayment, amendment, modification, restructuring or refinancing of Indebtedness, in each case, (x) solely to the extent such transaction is not prohibited by this Agreement and (y) whether or not such transaction is consummated in an aggregate amount not to exceed $50,000,000 during any Test Period, (viii) costs, expenses and fees incurred in connection with the Transactions and (ix) cash restructuring charges (including in connection with headcount reductions, costs related to the closure, consolidation and integration of facilities, IT infrastructure and legal entities, severance costs and retention bonuses) in an amount, when aggregated with the amount of any increase to EBITDA pursuant to clause (y) of the last sentence of the definition of “Pro Forma Basis,” not to exceed 10% of EBITDA for such Test Period (calculated prior to giving effect to any increase pursuant to this clause (ix) or clause (y) of the last sentence of the definition of “Pro Forma Basis”), all calculated for Insight and its Subsidiaries on a consolidated basis in accordance with GAAP; provided that, from and after the Borrower Representative’s written notice to the Administrative Agent of its irrevocable election to deliver the Consolidating Financial Statements for all Test Periods ending after such written notice (for so long as any Unrestricted Subsidiaries exist), EBITDA shall be calculated for Insight and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP (it being understood that Insight shall be required to deliver to the Administrative Agent the related Consolidated Financial Statements with each set of consolidated financial statements referred to in Sections 5.01(a) and (b) with respect to the applicable Test Period ending after such written notice). “ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means August 30, 2019. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Electronic System” means any electronic system, including e-mail, e-fax, web portal access for such Borrower and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent or any Issuing Bank and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system. “Eligible Accounts” means, at any time, the Accounts of a Borrower or, in respect of the U.S. Borrowing Base, a Canadian Loan Guarantor or En Pointe JV, that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below or established in accordance with Section 1.10, in each case subject to the terms of Section 1.10. Eligible Accounts shall not include any Account of a Borrower or a Canadian Loan Guarantor or En Pointe JV: (a) which is not subject to a first priority perfected security interest in favor of the Administrative Agent;

(b) which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent and (ii) a Lien permitted under Section 6.02 which does not have priority over (and is not pari passu with) the Lien in favor of the Administrative Agent; (c) (i) which is unpaid more than (A) with respect to any Accounts of any Account Debtor with a corporate family rating of Baa3 (or higher) according to Moody’s or BBB- (or higher) according to S&P, 150 days after the date of the original invoice therefor or (B) with respect to any Accounts of any other Account Debtor, ninety (90) days after the date of the original invoice therefor, or (ii) which has been written off the books of such Borrower or such Canadian Loan Guarantor or En Pointe JV or otherwise designated by a Loan Party as uncollectible; (d) which is owing by an Account Debtor for which more than 50% of the Accounts owing from such Account Debtor and its Affiliates are ineligible pursuant to clause (c) above; (e) which is owing by an Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to all Borrowers, all Canadian Loan Guarantors and En Pointe JV, exceeds 25% of the aggregate amount of Eligible Accounts of all Borrowers, all Canadian Loan Guarantors and En Pointe JV, in each case solely to the extent of such excess; (f) with respect to which any covenant, representation or warranty contained in this Agreement or in any Collateral Document has been breached in any material respect or is not true in any material respect (except that such materiality qualifier shall not be applicable to any covenant, representation or warranty that already is qualified or modified by materiality in the text thereof); (g) which (i) does not arise from the sale of goods or performance of services in the ordinary course of business, (ii) is not evidenced by an invoice or other documentation satisfactory to the Administrative Agent in its Permitted Discretion which has been sent to the Account Debtor, (iii) represents a progress billing, (iv) is contingent upon such Borrower’s or such Canadian Loan Guarantor’s or En Pointe JV’s completion of any further performance, (v) represents a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, cash-on-delivery or any other repurchase or return basis or (vi) relates to payments of interest (but only to the extent thereof); (h) other than with respect to up to $100,000,000 of customer owned Inventory that is segregated from Eligible Inventory of the U.S. Borrowers, for which the goods giving rise to such Account have not been shipped to the Account Debtor or for which the services giving rise to such Account have not been performed by such Borrower or such Canadian Loan Guarantor or En Pointe JV, as applicable, or if such Account was invoiced more than once; (i) with respect to which any check or other instrument of payment has been returned uncollected for any reason; (j) which is owed by an Account Debtor which has (i) applied for, suffered, or consented to the appointment of any receiver, interim receiver, monitor, custodian, trustee, administrator, administrative receiver, compulsory manager or liquidator of its assets or similar official for such Account Debtor or its assets, (ii) had possession of all or a material part of its property taken by any receiver, interim receiver, monitor, custodian, trustee, administrator, administrative receiver, compulsory manager or liquidator, (iii) filed, or had filed against it, any assignment, application, request or petition for liquidation, administration, reorganization, arrangement, compromise, adjustment of debts, stay of proceedings, adjudication as bankrupt, winding-up, or voluntary or involuntary case or proceeding under any Insolvency Laws, (iv)

admitted in writing its inability, or is generally unable to, pay its debts as they become due, (v) become insolvent, or (vi) ceased operation of its business; (k) which is owed by any Account Debtor which has sold all or substantially all of its assets; (l) which is owed by an Account Debtor which (i) does not maintain its chief executive office (or the equivalent in the applicable jurisdiction) in the U.S., Canada or an Approved Jurisdiction or (ii) is not organized under applicable law of the U.S., any state of the U.S., the District of Columbia, Canada, any province of Canada, or an Approved Jurisdiction unless, in any such case, such Account is backed by a letter of credit or other credit support acceptable to the Administrative Agent in its Permitted Discretion which is in the possession of, and is directly drawable by, the Administrative Agent; (m) which, in respect of any Account of any U.K. Borrower or any Dutch Borrower, the contract or agreement underlying such Account is governed by (or, if no governing law is expressed therein, is deemed to be governed by) the laws of any jurisdiction other than England and Wales or The Netherlands; (n) which, in respect of any U.K. Borrower or any Dutch Borrower, is subject to any limitation on assignment or other restriction (whether arising by operation of law, by agreement or otherwise) which would under the local governing law of the contract have the effect of restricting the assignment for or by way of security or the creation of security; (o) which is owed in any currency other than (i) U.S. Dollars, Euros or Sterling in the case of any U.S. Borrower, any U.K. Borrower and/or any Dutch Borrower, and (ii) U.S. Dollars or Cdn$ in the case of any Canadian Loan Guarantor; (p) which is owed by (i) any government (or any department, agency, public corporation, or instrumentality thereof) of any country other than the U.S, U.K. or Canada unless such Account is backed by a letter of credit or other credit support acceptable to the Administrative Agent in its Permitted Discretion which is in the possession of, and is directly drawable by, the Administrative Agent, (ii) any government of the United States or any department, agency, public corporation, or instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq. and 41 U.S.C. § 15 et seq.) applies thereto, and any other steps necessary to perfect the Lien of the Administrative Agent in such Account have been complied with to the Administrative Agent’s satisfaction in its Permitted Discretion; provided, however, that Accounts in an aggregate amount not to exceed $100,000,000 at any one time owing by any government of the United States or any department, agency, public corporation, or instrumentality thereof, shall not be excluded solely on account of this clause (p)(ii), (iii) the federal government of Canada or any department, agency, public/crown corporation, or instrumentality thereof, unless the provisions of the Financial Administration Act (Canada) are complied with, and any other steps necessary to perfect the Lien of the Administrative Agent in such Account, have been complied with to the Administrative Agent’s satisfaction in its Permitted Discretion, or (iv) any government of any province or territory of Canada, if the provisions of provincial or territorial laws are required to be complied with in order to perfect the Lien of the Administrative Agent in such Account, unless such provisions have been complied with to the Administrative Agent’s satisfaction in its Permitted Discretion; (q) which is owed by any Affiliate of any Loan Party or En Pointe JV, or any employee, officer, director, agent or stockholder of any Loan Party, En Pointe JV, or any of their respective Affiliates;

(r) which is owed by an Account Debtor or any Affiliate of such Account Debtor to which any Borrower, any Canadian Loan Guarantor or En Pointe JV is indebted, but only to the extent of such indebtedness, or is subject to any security, deposit, progress payment, retainage or other similar advance made by or for the benefit of an Account Debtor, in each case to the extent thereof; (s) which is subject to any counterclaim, deduction, defense, setoff or dispute but only to the extent of any such counterclaim, deduction, defense, setoff or dispute; (t) which is evidenced by any promissory note, chattel paper or instrument; (u) which is owed by an Account Debtor (i) located in any jurisdiction which requires filing of a “Notice of Business Activities Report” or other similar report in order to permit such Borrower or Canadian Loan Guarantor or En Pointe JV, as applicable, to seek judicial enforcement in such jurisdiction of payment of such Account, unless such Borrower or Canadian Loan Guarantor or En Pointe JV, as applicable, has filed such report or qualified to do business in such jurisdiction or (ii) which is a Sanctioned Person; (v) with respect to which such Borrower or Canadian Loan Guarantor or En Pointe JV, as applicable, has made any agreement with the Account Debtor for any reduction thereof, other than discounts and adjustments given in the ordinary course of business but only to the extent of any such reduction, or any Account which was partially paid and such Borrower or Canadian Loan Guarantor or En Pointe JV, as applicable, created a new receivable for the unpaid portion of such Account; (w) which does not comply in all material respects with the requirements of all applicable laws and regulations, whether Federal, state, provincial, territorial, local, or those of a foreign jurisdiction, including without limitation the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board; (x) which is for goods that have been sold under a purchase order or pursuant to the terms of a contract or other agreement or understanding (written or oral) that indicates or purports that any Person other than such Borrower or Canadian Loan Guarantor or En Pointe JV, as applicable, has or has had an ownership interest in such goods, or which indicates any party other than such Borrower or Canadian Loan Guarantor or En Pointe JV, as applicable, as payee or remittance party; (y) which was created on cash on delivery terms; (z) which are Accounts Disposed of by the applicable Borrowers pursuant to Section 6.05(d); (aa) which are subject to any valid extended retention of title right; or (bb) to the extent such Accounts are created by En Pointe JV, which do not constitute Eligible En Pointe JV Accounts In determining the amount of an Eligible Account of a Borrower or a Canadian Loan Guarantor, as applicable, the face amount of an Account may, in the Administrative Agent’s Permitted Discretion, be reduced by, without duplication hereunder or under the foregoing eligibility criteria or Reserves and, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that such Borrower or such Canadian Loan Guarantor or En Pointe JV, as applicable, is obligated to rebate to an Account Debtor pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by such Borrower or such Canadian Loan Guarantor, as applicable, to reduce the amount of such Account. Furthermore and notwithstanding anything to contrary herein or any other Loan Document, Accounts owed to a Borrower, a Canadian Loan Guarantor, or En Pointe JV, as applicable, located in an Approved Jurisdiction shall be eligible from and after the Effective Date so long as such Accounts satisfy the eligibility criteria set forth above in this definition of Eligible Accounts; provided that during a Cash Dominion Period, the Administrative Agent may request that Additional Perfection Steps be taken by the applicable Borrowers and/or Canadian Loan Guarantors in relation to such Accounts and, if the relevant Borrowers or Canadian Loan Guarantors are not able to complete such Additional Perfection Steps within the timeframe specified for a particular Approved Jurisdiction by the Administrative Agent in its sole discretion, such Approved Jurisdiction shall cease to be an Approved Jurisdiction during a Cash Dominion Period. “Eligible En Pointe JV Accounts” means, subject to the terms of Section 1.10, Accounts generated by En Pointe JV if: (a) such Accounts have been assigned to PCM Sales and PCM in accordance with the En Pointe JV Documents with no further action required by any Person; (b) the assignment of such Accounts from En Pointe JV to PCM Sales and PCM is subject to a true sale opinion in form and substance reasonably satisfactory to the Administrative Agent; (c) such Accounts do not constitute more than five percent (5%) of all otherwise Eligible Accounts of the U.S. Borrowers and the Canadian Loan Guarantors (but the portion of the Accounts not in excess of such percentage may be deemed Eligible En Pointe JV Accounts); (d) PCM Sales and PCM have perfected the transfer of such Accounts of En Pointe JV by filing a UCC-1 financing statement in form and substance reasonably satisfactory to the Administrative Agent, and such UCC-1 financing statement has been assigned to the Administrative Agent; and (e) the En Pointe JV Documents have not been amended since the Effective Date in a manner adverse to the Lenders other than amendments approved by the Administrative Agent in its Permitted Discretion. “Eligible Finished Goods Inventory” means, subject to the terms of Section 1.10, Eligible Inventory constituting finished goods to be sold by a U.S. Borrower in the ordinary course of business of such U.S. Borrower, excluding Eligible Work-in-Process Inventory of such U.S. Borrower. “Eligible Inventory” means, at any time, the Inventory of a U.S. Borrower which is not excluded as ineligible by virtue of one or more of the excluding criteria set forth below or established in accordance with Section 1.10, in each case subject to the terms of Section 1.10, Eligible Inventory of a U.S. Borrower shall not include any Inventory: (a) which is not subject to a first priority perfected Lien in favor of the Administrative Agent; (b) which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent and (ii) a Lien permitted under Section 6.02 which does not have priority over (and is not pari passu with) the Lien in favor of the Administrative Agent;

(c) which is, in the Administrative Agent’s Permitted Discretion, slow moving, obsolete, unmerchantable, defective, used, unfit for sale, not salable at prices approximating at least the cost of such Inventory in the ordinary course of business or unacceptable due to age, type, category and/or quantity; (d) with respect to which any covenant, representation or warranty contained in this Agreement or in the U.S. Security Agreement has been breached in any material respect or is not true in any material respect (except that such materiality qualifier shall not be applicable to any covenant, representation or warranty that already is qualified or modified by materiality in the text thereof) and which does not conform to all standards imposed by any Governmental Authority; (e) in which any Person other than such U.S. Borrower shall (i) have any direct or indirect ownership, interest or title or (ii) be indicated on any purchase order or invoice with respect to such Inventory as having or purporting to have an interest therein; (f) which constitutes raw materials, spare or replacement parts, subassemblies, packaging and shipping material, manufacturing supplies, samples, prototypes, displays or display items, bill-and-hold or ship-in-place goods, goods that are returned or marked for return or repossessed goods (other than goods that are undamaged and are able to be resold in the ordinary course of business), defective or damaged goods, goods held on consignment, or goods which are not of a type held for sale in the ordinary course of business; (g) which is not located in the U.S. or is in transit with a common carrier from vendors and suppliers; (h) which is located in any location leased by such U.S. Borrower unless (A)(i) the lessor has delivered to the Administrative Agent a Collateral Access Agreement or (ii) a Rent Reserve has been established by the Administrative Agent in its Permitted Discretion and (B) at least $1,000,000 of Inventory of the U.S. Borrowers is located at such location (it being agreed that up to $10,000,000 in the aggregate of Inventory shall not be excluded solely on account of this clause (h)(B) or clause (i)(B) below); (i) which is located in any third party warehouse or is in the possession of a bailee (other than a third party processor) and is not evidenced by a Document, unless (A)(i) such warehouseman or bailee has delivered to the Administrative Agent a Collateral Access Agreement or (ii) an appropriate Reserve has been established by the Administrative Agent in its Permitted Discretion in accordance with Section 1.10 and (B) at least $1,000,000 of Inventory of the U.S. Borrowers is located at such third party warehouse or in possession of such bailee (it being agreed that up to $10,000,000 in the aggregate of Inventory shall not be excluded solely on account of this clause (i)(B) or clause (h)(B) above); (j) which is being processed offsite at a third party location or outside processor, or is in-transit to or from such third party location or outside processor; (k) which is a discontinued product or component thereof; (l) which is the subject of a consignment by such U.S. Borrower as consignor; (m) which is perishable; (n) which contains or bears any intellectual property rights licensed to such U.S. Borrower unless the Administrative Agent is satisfied that it may sell or otherwise dispose of such Inventory without (i) infringing the rights of such licensor, (ii) violating any contract with such licensor, or (iii) incurring any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement; (o) which is not reflected in a current perpetual inventory report of such U.S. Borrower; (p) for which reclamation rights have been asserted by the seller; or (q) which has been acquired from a Sanctioned Person. “Eligible Work-In-Process Inventory” means, subject to the terms of Section 1.10, Eligible Inventory of a U.S. Borrower constituting work-in-process, excluding Eligible Finished Goods Inventory of such U.S. Borrower. “En Pointe JV” means En Pointe IT Solutions, LLC, a Delaware limited liability company. “En Pointe JV Documents” means, collectively, (a) that certain Amended and Restated Master Services Agreement, dated as of January 1, 2016, by and among En Pointe JV, PCM Sales and PCM, as amended by that certain First Amendment to Amended and Restated Master Services Agreement, entered into on May 17, 2019 and effective as of April 27, 2017, (b) that certain Amended and Restated Limited Liability Company Agreement of En Pointe JV, effective as of December 19, 2016, and (c) any other agreements, documents and/or instruments related thereto. “En Pointe Technologies” has the meaning assigned to such term in the preamble hereto. “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, orders-in- council, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to (a) the environment, (b) preservation or reclamation of natural resources, (c) the management, Release or threatened Release of any Hazardous Material or (d) health and safety matters. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Loan Party or Restricted Subsidiary directly or indirectly resulting from or based upon (a) any violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) the presence of or any exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing, but excluding any debt securities convertible into any of the foregoing, but excluding any and all Convertible Debt Securities, Permitted Convertible Debt Hedge Transactions, and Permitted Share Repurchase Transactions. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with a Loan Party, is treated as a single employer under Section 414(b) or (c) of the Code or Section 4001(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the thirty (30)-day notice period is waived); (b) the failure to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Loan Party or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Loan Party or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal of any Loan Party or any ERISA Affiliate from any Plan or Multiemployer Plan; or (g) the receipt by any Loan Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Loan Party or any ERISA Affiliate of any notice, concerning the imposition upon any Loan Party or any ERISA Affiliate of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, in critical or endangered status, within the meaning of Title IV of ERISA. “ESTR” means, with respect to any Business Day, a rate per annum equal to the Euro Short Term Rate for such Business Day published by the ESTR Administrator on the ESTR Administrator’s Website. “ESTR Administrator” means the European Central Bank (or any successor administrator of the Euro Short Term Rate). “ESTR Administrator’s Website” means the European Central Bank’s website, currently at http://www.ecb.europa.eu, or any successor source for the Euro Short Term Rate identified as such by the ESTR Administrator from time to time. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Euro” or “EUR” means the single currency of the Participating Member States. “EURIBOR Interpolated Rate” means, at any time, with respect to any Term Benchmark Borrowing denominated in Euros and for any Interest Period, the rate per annum (rounded to the same number of decimal places as the EURIBOR Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the EURIBOR Screen Rate for the longest period (for which the EURIBOR Screen Rate is available for Euros) that is shorter than the Impacted EURIBOR Rate Interest Period; and (b) the EURIBOR Screen Rate for the shortest period (for which the EURIBOR Screen Rate is available for Euros) that exceeds the Impacted EURIBOR Rate Interest Period, in each case, at such time; provided that, if any EURIBOR Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “EURIBOR Rate” means, with respect to any Term Benchmark Borrowing denominated in Euros and for any Interest Period, the EURIBOR Screen Rate at approximately 11:00 a.m., Brussels time, two TARGET Days prior to the commencement of such Interest Period; provided that, if the EURIBOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted EURIBOR Rate Interest Period”) with respect to Euros then the EURIBOR Rate shall be the EURIBOR Interpolated Rate. “EURIBOR Screen Rate” means the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters as of 11:00 a.m. Brussels time two TARGET Days prior to the commencement of such Interest Period. If such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Borrower. If the EURIBOR Screen Rate shall be less than zero, the EURIBOR Screen Rate shall be deemed to be zero for purposes of this Agreement. “European Borrowers” means, collectively, the U.S. Borrowers, the U.K. Borrowers and the Dutch Borrowers. “European Borrowing Base” means, at any time of determination, an amount equal to the sum of (a) the U.K. Borrowing Base as of such time, plus (b) the Dutch Borrowing Base as of such time. “European Excess Availability” means, at any time of determination, any amount equal to (a) the European Line Cap minus (b) the aggregate European Tranche Revolving Exposure of all European Tranche Lenders. “European Line Cap” means, at any time of determination, an amount equal to the lesser of (a) the aggregate amount of the European Tranche Commitments of all European Tranche Lenders and (b) the European Borrowing Base. “European Loan Parties” means, collectively, the U.K. Loan Parties and the Dutch Loan Parties, and the term “European Loan Party” means any one of them or all of them individually, as the context may require. “European Tranche” means the European Tranche Commitments, the European Tranche Revolving Loans and the European Tranche LC Exposure. “European Tranche Commitment” means, with respect to each European Tranche Lender, the commitment, if any, of such European Tranche Lender to make European Tranche Revolving Loans and to acquire participations in European Tranche Letters of Credit, Overadvances, and Protective Advances hereunder, as such commitment may be reduced or increased pursuant to (a) Section 2.09 and (b) assignments by and to such European Tranche Lender pursuant to Section 9.04. The initial amount of each European Tranche Lender’s European Tranche Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption (or other documentation contemplated by this Agreement) pursuant to which such European Tranche Lender shall have assumed its European Tranche Commitment, as applicable. The aggregate principal amount of the European Tranche Commitments as of the Effective Date is $150,000,000. “European Tranche Credit Event” means a European Tranche Revolving Borrowing, the issuance, amendment, renewal or extension of a European Tranche Letter of Credit, the making of an Overadvance or a Protective Advance that the European Tranche Lenders are required to participate in pursuant to the terms hereof, or any of the foregoing. “European Tranche LC Exposure” means, at any time, the sum of (a) the aggregate undrawn Dollar Equivalent of all outstanding European Tranche Letters of Credit at such time plus (b) the aggregate Dollar Equivalent of all LC Disbursements in respect of European Tranche Letters of Credit that have not yet been reimbursed by or behalf of the European Borrowers at such time. The European Tranche LC Exposure of any European Tranche Lender at any time shall be its European Tranche Percentage of the total European Tranche LC Exposure at such time. “European Tranche Lender” means a Lender with a European Tranche Commitment or any European Tranche Revolving Exposure.

“European Tranche Letter of Credit” means any Letter of Credit issued under the European Tranche Commitments pursuant to this Agreement. “European Tranche Percentage” means, with respect to any European Tranche Lender, percentage equal to a fraction the numerator of which is such European Tranche Lender’s European Tranche Commitment and the denominator of which is the aggregate European Tranche Commitments of all European Tranche Lenders; provided that, if the European Tranche Commitments have terminated or expired, the European Tranche Percentages shall be determined based upon such Lender’s share of the aggregate European Tranche Revolving Exposures of all European Tranche Lenders at that time; provided further that, in accordance with Section 2.20, so long as any European Tranche Lender shall be a Defaulting Lender, such European Tranche Lender’s European Tranche Commitment shall be disregarded in the foregoing calculation. “European Tranche Revolving Borrowing” means a Borrowing comprised of European Tranche Revolving Loans. “European Tranche Revolving Exposure” means, with respect to any European Tranche Lender at any time, and without duplication, the sum of (a) the Dollar Equivalent of the outstanding principal amount of such European Tranche Lender’s European Tranche Revolving Loans plus (b) the Dollar Equivalent of such European Tranche Lender’s European Tranche LC Exposure plus (c) an amount equal to such European Tranche Lender’s European Tranche Percentage of the aggregate outstanding principal amount of Overadvances at such time that European Tranche Lenders have purchased participations in pursuant to the terms hereof plus (d) an amount equal to such European Tranche Lender’s European Tranche Percentage of the aggregate outstanding principal amount of Protective Advances at such time that European Tranche Lenders have purchased participations in pursuant to the terms hereof. “European Tranche Revolving Loan” means a Loan made by a European Tranche Lender pursuant to Section 2.01. “European Union Regulation” means Regulation (EU) 2015/848 of 20 May 2015 on insolvency proceedings (recast). “Event of Default” has the meaning assigned to such term in Article VII. “Excess Availability” means the U.S. Excess Availability or the European Excess Availability, as the context may require. “Excluded Assets” means, with respect to any assets of any Loan Party: (a) any Equity Interest in any Excluded Subsidiary, (b) any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property of any Loan Party if under the terms of such contract, lease, permit, license, or license agreement, or applicable law with respect thereto, the grant of a security interest or Lien therein is (i) prohibited as a matter of law or under the terms of such contract, lease, permit, license, or license agreement, (ii) would require governmental consent or authorization or (iii) would create a right of termination in favor of, or require the consent of, any other party thereto and such prohibition, restriction or right of termination has not been waived or such governmental consent or authorization or the consent of such other parties to such contract, lease, permit, license or license agreement has not been obtained (provided, that (A) the foregoing exclusions of this clause (b) shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the UCC or other applicable law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit the Administrative Agent’s security interest or Lien to attach notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit, license, or license agreement and (B) the foregoing exclusions of this clause (b) shall in no way be construed to limit, impair, or otherwise affect any of the Administrative Agent’s continuing security interests in and Liens upon any rights or interests of any Loan Party in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license or license agreement, or (2) any proceeds from the sale, license, lease, or other Dispositions of any such contract, lease, permit, license or license agreement), (c) if the Borrower Representative and the Administrative Agent in good faith determine the cost, burden or consequences of obtaining or perfecting a security interest in such assets is excessive in relation to the practical benefit afforded thereby, (d) trust or fiduciary accounts, escrow accounts and deposit accounts solely used for the purposes of making payments in respect of payroll, withholding taxes and employee wages and benefits, (e) any fixed assets subject to a permitted purchase money security interest, (f) any assets to the extent a security interest in such assets would result in material adverse tax consequences as reasonably determined by the Borrower Representative and the Administrative Agent in good faith, (g) any asset or property to the extent providing or perfecting such security would result in any risk to the directors or officers of the relevant Loan Party of contravention of its fiduciary duties and/or of civil or criminal liability as determined by such Loan Party in good faith, (h) other than with respect to Loan Parties organized or incorporated in the United States or Canada, pledges and security interests prohibited by laws and regulations relating to financial assistance, fiduciary duties, corporate benefit, fraudulent preference or similar principles, and (i) any Letter-of-Credit Right (as defined in the UCC) in which a security interest therein may not be perfected by a financing statement under the UCC; provided that, with respect to any Loan Party organized or incorporated in England and Wales, the Global Collateral shall include all of the assets of such Loan Party (whether consisting of real, personal, tangible or intangible property, including all of the outstanding Equity Interests of such Loan Party’s Subsidiaries) subject to a floating charge under English law. “Excluded Subsidiary” means, collectively, (a) any Immaterial Subsidiary (unless such Immaterial Subsidiary is a Loan Guarantor or a Borrower at the election of Insight with the consent of the Administrative Agent with respect to any such election with respect to a Borrower (such consent not to be unreasonably withheld and it being agreed that all Borrowers existing on the Effective Date are acceptable to the Administrative Agent)), (b) any special purpose entity, captive insurance Subsidiary or not for profit Subsidiaries, (c) any Subsidiary to the extent that the burden or cost of obtaining a guaranty outweighs the benefit afforded thereby as determined by the Borrower Representative and the Administrative Agent together in good faith, (d) any Unrestricted Subsidiary, (e) any Subsidiary prohibited or restricted (including, by any consent requirement) from providing any Guarantee by (i) applicable law or regulation (including but not limited to those relating to financial assistance, fiduciary duties, corporate benefit and fraudulent preference or similar principles), (ii) any permitted purchase money Indebtedness, capital lease or Sale and Leaseback Transaction, provided such Subsidiary has no material assets other than those financed thereby, or (iii) any contract (including any Indebtedness permitted pursuant to Section 6.01) entered into prior to (and not entered into in contemplation of) the Effective Date or the Acquisition of such Subsidiary, (f) any Subsidiary (other than any Subsidiary of Insight or PCM organized or incorporated under the laws of the United States, Canada, or the United Kingdom) if providing such Guarantee would result in any risk to the directors or officers of the relevant Subsidiary of contravention of their fiduciary duties and/or of civil or criminal liability, and (g) any Subsidiary that is organized under the laws of any jurisdiction other than the United States, Canada, or the United Kingdom; provided that none of the foregoing exceptions (other than as set forth in the foregoing clauses (d), (e)(i) or (f) (and in each case of clauses (e)(i) and (f), solely to the extent any change in applicable law has retroactive effect)) shall be applicable to any Global Loan Party. “Excluded Swap Obligation” means, with respect to any Loan Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Guarantor of, or the grant by such Loan Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Guarantor’s failure for any reason to constitute an ECP at the time the Guarantee of such Loan Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes; (b) in the case of a Lender, withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by the Borrowers under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office; (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (j); (d) without duplication, any withholding Tax payable under Part XIII of the Canadian ITA that is imposed on amounts payable to or for the account of a Recipient as a consequence of the Recipient (i) not dealing at arm’s length (within the meaning of the Canadian ITA) with any Canadian Loan Guarantor at the time of such payment or (ii) being a “specified non-resident shareholder” (within the meaning of subsection 18(5) of the Canadian ITA) of any Canadian Loan Guarantor, or not dealing at arm’s length (within the meaning of the Canadian ITA) with a “specified shareholder”) (within the meaning of subsection 18(5) of the Canadian ITA) of any Canadian Loan Guarantor (in each case, other than where the non-arm’s length relationship arises or the Recipient is a “specified non-resident shareholder”, or the Recipient does not deal at arm’s length with a “specified shareholder”, as a result of the Recipient having executed, delivered or performed its obligations under, received payment under, or enforced any rights under, this Agreement or any Loan Document), (e) any withholding Taxes imposed under FATCA, and (f) any Bank Levy. “Existing Collection Account” has the meaning assigned to such term in Section 5.17. “Existing Indebtedness” means outstanding loans, commitments and notes under: (a) the Existing Target Credit Agreement; (b) the Fourth Amended and Restated Credit Agreement, dated as of June 23, 2016 (as amended, supplemented or otherwise modified and in effect immediately prior to the Effective Date), among Insight, the lenders and other parties party thereto from time to time and JPMCB, as administrative agent; (c) the Receivables Purchase Agreement, dated as of December 31, 2002 (as amended, supplemented or otherwise modified and in effect immediately prior to the Effective Date), among Insight Receivables, LLC, Insight, Jupiter Securitization Company LLC, Bank One N.A., and the entities party thereto from time to time as financial institutions; (d) the Credit Agreement, dated as of July 7, 2016 (as amended, supplemented or otherwise modified and in effect immediately prior to the Effective Date), by and between Castle Pines Capital LLC, and PCM, as reseller; and (e) the Second Amended and Restated Credit Agreement, dated as of June 23, 2016 (as amended, supplemented or otherwise modified and in effect immediately prior to the Effective Date), by and among Calence, Insight Direct and Insight Public Sector, as resellers, Castle Pines Capital LLC, as administrative agent, Wells Fargo Capital Finance, LLC, as collateral agent, syndication agent and administrative agent, and the lenders party thereto. “Existing Letters of Credit” means those letters of credit outstanding immediately prior to the effectiveness of this Agreement as described on Schedule 1.01(a). “Existing Target Credit Agreement” means that certain Fifth Amended and Restated Loan and Security Agreement, dated as of October 24, 2017, by and among PCM, PCM Sales, PCM Logistics, PCMG, M2 Marketplace, Abreon, Cross Line Products, PCM BPO, En Pointe Technologies, Onsale Holdings, PCM Services, Stratiform USA, PCM Sales Canada, Inc., Acrodex Inc., Stratiform Inc., and

PCM Technology Solutions UK, LTD, as borrowers, Wells Fargo Capital Finance, LLC, as administrative and collateral agent for the lenders party thereto, and the lenders and other parties party thereto, as amended, supplemented or otherwise modified and in effect immediately prior to the Effective Date. “Extenuating Circumstance” means any period during which the Administrative Agent has determined in its sole discretion (i) that due to unforeseen and/or nonrecurring circumstances, it is impractical and/or not feasible to submit or receive a Borrowing Request or Interest Election Request by email or fax or through Electronic System, and (ii) to accept a Borrowing Request or Interest Election Request telephonically. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “FATCA Deduction” means a deduction or withholding for a payment under a Loan Document required by FATCA. “FATCA Exempt Party” means any party to this Agreement that is entitled to receive payments free from any FATCA Deduction. “FCA” has the meaning assigned to such term in Section 1.05. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as shall be set forth on the NYFRB’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate, provided that, if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Fee Letter” means the Administrative Agent Fee Letter and/or the Joint Fee Letter, as the context may require. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of a Borrower or any director of any Dutch Borrower who fulfills an equivalent role. “Fixed Charge Coverage Ratio” means, at any date, the ratio of (a) EBITDA minus Unfinanced Capital Expenditures of Insight and its Subsidiaries (other than any Capital Expenditures made in an amount equal to (x) all or part of the proceeds of any casualty insurance, condemnation or eminent domain or any amount otherwise reimbursed by third parties during such period or (y) all or part of the proceeds of any sale of assets of Insight and its Subsidiaries during such period so long as such proceeds were in fact applied to make Capital Expenditures within twelve (12) months following receipt thereof) to (b) Fixed Charges, all calculated for the period of four consecutive fiscal quarters ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter most recently ended prior to such date for which financial statements are available); provided that, from and after the Borrower Representative’s written notice to the Administrative Agent of its irrevocable election to deliver the Consolidating Financial Statements for all Test Periods ending after such written notice (for so long as any Unrestricted Subsidiaries exist), Fixed Charge Coverage Ratio shall be calculated for Insight and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP (it being understood that Insight shall be required to deliver to the Administrative Agent the related Consolidating Financial Statements with each set of consolidated financial statements referred to in Sections 5.01(a) and (b) with respect to each such applicable Test Period ending after such written notice). “Fixed Charges” means, for any period, without duplication, (a) Interest Expense (other than the amortization of deferred financing costs) for such period paid or payable in cash, net of interest income, plus (b) the aggregate amount of federal, state, local and foreign income, capital or profits taxes, including foreign withholding taxes, expenses during such period to the extent paid in cash, plus (c) the aggregate principal amount of all regularly scheduled principal or amortization payments on Indebtedness for borrowed money and Capital Lease Obligations of Insight and its Subsidiaries (other than prepaid amounts, payments in respect of intercompany Indebtedness among Insight and its Subsidiaries or any payments paid in cash from the proceeds of any refinancing thereof) made in cash during such period, plus (d) solely for purpose of calculating compliance with Payment Conditions (and not, for the avoidance of doubt, for calculating compliance with Section 6.12), Restricted Payments paid by any Loan Party (other than Restricted Payments (i) solely made by a Loan Party to another Loan Party, (ii) solely made by any non- Loan Party to any other non-Loan Party, and (iii) any Restricted Payments made by any Loan Party to any non-Loan Party as part of a series of transactions whereby such Restricted Payment is ultimately made to a Loan Party) in cash during period, all calculated for Insight and its Subsidiaries on a consolidated basis in accordance with GAAP; provided that, from and after the Borrower Representative’s written notice to the Administrative Agent of its irrevocable election to deliver the Consolidating Financial Statements for all Test Periods ending after such written notice (for so long as any Unrestricted Subsidiaries exist), Fixed Charges shall be calculated for Insight and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP (it being understood that Insight shall be required to deliver to the Administrative Agent the related Consolidating Financial Statements with each set of consolidated financial statements referred to in Sections 5.01(a) and (b) with respect to each such applicable Test Period ending after such written notice). “Flood Laws” has the meaning assigned to such term in Section 8.10. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to LIBO Rate, Adjusted LIBO Rate, EURIBOR Rate, Adjusted EURIBOR Rate, each Daily Simple RFR, each Adjusted Daily Simple RFR, each Overnight Rate, Daily Simple ESTR or Adjusted Daily Simple ESTR (as applicable). For the avoidance of doubt the initial Floor for each of Adjusted EURIBOR Rate, EURIBOR Rate, each Overnight Rate or Adjusted Daily Simple RFR shall be 0.00%. “Foreign Benefit Arrangement” means any employee benefit arrangement in existence at the date of this Agreement or at any time thereafter which is mandated by non-U.S. law (other than Canadian law) and that is maintained or contributed to by any Loan Party or any of its Restricted Subsidiaries (other than any Canadian Loan Party or its Subsidiaries). “Foreign Benefit Arrangement Event” means (a) the failure of a Loan Party or any of its Restricted Subsidiaries (other than any Canadian Loan Party or its Restricted Subsidiaries) to make its required material contributions in respect of any Foreign Benefit Arrangement when such contributions are payable; (b) the failure of a Loan Party or any of its Restricted Subsidiaries (other than any Canadian Loan Party or its Restricted Subsidiaries) to administer any Foreign Benefit Arrangement in any material respect in accordance with its terms and all applicable laws, statutes, rules, regulations and orders (to the extent that any Loan Party or Restricted Subsidiary (other than any Canadian Loan Party or its Restricted Subsidiaries) is required by law to administer); (c) the occurrence of an act or omission in respect of any Foreign Benefit Arrangement which could give rise to the imposition on a Loan Party or any of its Restricted Subsidiaries (other than any Canadian Loan Party or its Restricted Subsidiaries) of material fines, penalties or related charges under applicable laws, statutes, rules, regulations and orders; (d) the assertion of a material claim (other than a routine claim for benefits) against a Loan Party or any of its Restricted Subsidiaries (other than any Canadian Loan Party or its Restricted Subsidiaries) in respect of a Foreign Benefit Arrangement; (e) the imposition of a Lien affecting the assets of a Loan Party or any of its Restricted Subsidiaries (other than any Canadian Loan Party or its Restricted Subsidiaries) in respect of any Foreign Benefit Arrangement; (f) the whole or partial withdrawal of a Loan Party or a Restricted Subsidiary (other than any Canadian Loan Party or its Restricted Subsidiaries) from a Foreign Benefit Arrangement; or (g) any event or condition which might constitute grounds for, or otherwise causes, the termination, in whole or in part, of any Foreign Benefit Arrangement or the appointment of a trustee by a Governmental Authority to administer any Foreign Benefit Arrangement. “Foreign Currency” or “Foreign Currencies” means Available Currencies other than U.S. Dollars. “Foreign Currency LC Exposure” means, at any time, the sum of (a) the Dollar Equivalent of the aggregate undrawn and unexpired amount of all outstanding Foreign Currency Letters of Credit at such time plus (b) the Dollar Equivalent of the aggregate amount of all LC Disbursements in respect of Foreign Currency Letters of Credit that have not yet been reimbursed at such time. “Foreign Currency Letter of Credit” means a Letter of Credit denominated in a Foreign Currency. “Foreign Lender” means (a) if a Borrower is a U.S. Person, a Lender, with respect to such Borrower, that is not a U.S. Person, and (b) if a Borrower is not a U.S. Person, a Lender, with respect to such Borrower, that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. “Foreign Loan Parties” means, each of, and collectively, the Loan Parties other than the U.S. Loan Parties, and the term “Foreign Loan Party” means any one of them or all of them individually, as the context may require. “Foreign Restricted Subsidiary” means any Restricted Subsidiary that is a Foreign Subsidiary. “Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary. “Funding Account” means the deposit account(s) of each applicable Borrower to which the Administrative Agent is authorized by the Borrowers to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement. “GAAP” means, subject to Section 1.04, generally accepted accounting principles in the U.S. “Global Borrowing Base” means, at any time of determination, an amount equal to the sum of (a) the U.S. Borrowing Base as of such time, plus (b) the European Borrowing Base as of such time. “Global Collateral” means any and all property owned, leased or operated by a Global Loan Party covered by the Collateral Documents and any and all other property of any Global Loan Party, now existing or hereafter acquired, that may at any time be, become or be intended to be, subject to a security interest or Lien in favor of the Administrative Agent, on behalf of itself and the Lenders and other Secured Parties, to secure the Secured Obligations; provided, however, that, in respect of the assets of any Global Loan Party, “Global Collateral” shall not include any Excluded Assets. “Global Guaranteed Obligations” has the meaning assigned to such term in Section 10.01. “Global Loan Parties” means the Loan Parties. “Global Secured Obligations” means all Obligations, together with all (i) Banking Services Obligations and (ii) Swap Agreement Obligations owing to one or more Lenders or their respective Affiliates, in each case owing by any Loan Party or any Subsidiary thereof; provided, however, that the definition of “Global Secured Obligations” shall not create any guarantee by any Loan Guarantor of (or grant of security interest or other Lien by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor. “Governmental Authority” means the government of the United States, Canada, The Netherlands, the United Kingdom, or any other nation or any political subdivision thereof, whether state, provincial, territorial or local, the European Central Bank, the Council of Ministers of the European Union, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity (including any European supranational body) exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. “Hazardous Materials” means: (a) any substance, material, or waste that is included within the definitions of “hazardous substances,” “hazardous materials,” “hazardous waste,” “toxic substances,” “toxic materials,” “toxic waste,” or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency or similar applicable foreign agency) (40 C.F.R. Part 302 and amendments thereto); and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical. “Immaterial Subsidiary” means any Restricted Subsidiary that (i) on an individual basis, accounts for less than five percent (5%) of EBITDA of Insight and its Subsidiaries and (ii) together with its Subsidiaries that are Restricted Subsidiaries and every other Immaterial Subsidiary, accounts for less than fifteen percent (15%) of EBITDA of Insight and its Subsidiaries, in each case for the four fiscal quarters ended on the last day of the most recently ended fiscal quarter of Insight for which financial statements have been delivered pursuant to Section 4.01(b) (at all times prior to the first delivery of financial statements after the Effective Date under Section 5.01(a)or (b)) or Section 5.01(a) or (b). “Impacted EURIBOR Rate Interest Period” has the meaning assigned to such term in the definition of “EURIBOR Rate.” “Impacted LIBO Rate Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) current accounts payable, deferred compensation and accrued expenses, in each case incurred in the ordinary course of business and (ii) any bona-fide earn-out obligation until such obligation becomes (or should become) a liability on the balance sheet of such Person in accordance with GAAP and if not paid after being due and payable), (e) all Indebtedness of others secured by any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty (except to the extent cash collateralized in a manner permitted hereunder), (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (j) any Disqualified Equity Interests of such Person, and (k) obligations, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Swap Agreements, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction; provided that the term “Indebtedness” shall not include (w) deferred or prepaid revenue arising in the ordinary course of business, (x) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the seller, (y) intercompany liabilities arising from their cash management, tax, and accounting operations and intercompany loans, advances or Indebtedness having a term not exceeding 364 days (inclusive of any rollover or extensions of terms) and made in the ordinary course of business, and (z) obligations with respect to any Permitted Convertible Debt Hedge Transaction and any Permitted Share Repurchase Transaction. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in the foregoing clause (a) hereof, Other Taxes. “Indemnitee” has the meaning assigned to such term in Section 9.03(b). “Ineligible Institution” has the meaning assigned to such term in Section 9.04(b). “Information” has the meaning assigned to such term in Section 9.12. “Insight” has the meaning assigned to such term in the preamble hereto. “Insight Direct” has the meaning assigned to such term in the preamble hereto. “Insight Enterprises” has the meaning assigned to such term in the preamble hereto. “Insight NA” has the meaning assigned to such term in the preamble hereto. “Insight Netherlands” has the meaning assigned to such term in the preamble hereto. “Insight Networking” has the meaning assigned to such term in the preamble hereto. “Insight Public Sector” has the meaning assigned to such term in the preamble hereto. “Insight Receivables” has the meaning assigned to such term in the preamble hereto. “Insight UK” has the meaning assigned to such term in the preamble hereto. “Insolvency Laws” means each of the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada), Dutch Bankruptcy Act (Faillissementswet), the Insolvency Act 1986 (UK), and the European

Union Regulation, in each case as amended, and any other applicable state, provincial, territorial or federal bankruptcy, liquidation, conservatorship, assignment for the benefit of creditors, administration, examinership, moratorium, rearrangement, receivership, insolvency, judicial management, reorganization, or similar debtor relief laws, each as now and hereafter in effect, any successors to such statutes and any other applicable insolvency or other similar law of any jurisdiction, including any corporate law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it and including any rules and regulations pursuant thereto. “Interconnect Network” has the meaning assigned to such term in the preamble hereto. “Interest Election Request” means a request by the Borrower Representative to convert or continue a Borrowing in accordance with Section 2.08. “Interest Expense” means, for any period, total interest expense (including that attributable to Capital Lease Obligations) of Insight and its Subsidiaries for such period with respect to all outstanding Indebtedness of Insight and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP), calculated on a consolidated basis for Insight and its Subsidiaries for such period in accordance with GAAP; provided that, from and after the Borrower Representative’s written notice to the Administrative Agent of its irrevocable election to deliver the Consolidating Financial Statements for all Test Periods ending after such written notice (for so long as any Unrestricted Subsidiaries exist), Interest Expense shall be calculated for Insight and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP (it being understood that Insight shall be required to deliver to the Administrative Agent the related Consolidating Financial Statements with each set of consolidated financial statements referred to in Sections 5.01(a) and (b) with respect to each such applicable Test Period ending after such written notice). “Interest Payment Date” means (a) with respect to any CBFR Loan or Overnight Rate Loan, the first (1st) Business Day of each calendar quarter and the Maturity Date, and (b) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one (1) month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and the Maturity Date, (c) with respect to any Term Benchmark Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part (and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period) and the Maturity Date. “Interest Period” means, with respect to any Term Benchmark Borrowing, the period commencing on the date of such Term Benchmark Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (or, if consented to by each applicable Lender, such other period), as the Borrower Representative may elect in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment for any Available Currency; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Term Benchmark Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period pertaining to a Term Benchmark Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (iii) no tenor that has been removed from this definition pursuant to Section 2.14(g) shall be available for specification in such Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Inventory” has the meaning assigned to such term in the applicable Collateral Documents. “Inventory Financing Facilities” means those certain inventory finance transactions from time to time entered into by any Loan Party or any Restricted Subsidiary with any of MUFG Bank, Ltd., Wells Fargo Capital Finance, LLC and any of their respective Affiliates and any other Person reasonably acceptable to the Administrative Agent. “Investment” has the meaning assigned to such term in Section 6.04. For purposes of the definition of “Unrestricted Subsidiary” and Section 6.04: (a) “Investments” shall include the portion (proportionate to Insight’s and its Restricted Subsidiaries’ Equity Interests in such subsidiary) of the fair market value of the net assets of a subsidiary of Insight at the time that such subsidiary is designated an Unrestricted Subsidiary; and (b) Any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by Insight. “IRS” means the United States Internal Revenue Service. “Issuing Bank” means, individually and collectively, (a) each of JPMCB, in its capacity as the issuer of Letters of Credit hereunder, and any other Lender from time to time designated by the Borrower Representative as an Issuing Bank, with the consent of such Lender and the Administrative Agent (such consent of the Administrative Agent not to be unreasonably withheld, delayed or conditioned), (b) with respect to Existing Letters of Credit, each issuer thereof, and (c) in each case, their respective successors in such capacity as provided in Section 2.06(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by its Affiliates, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.06 with respect to such Letters of Credit). At any time there is more than one Issuing Bank, all singular references to the Issuing Bank shall mean any Issuing Bank, either Issuing Bank, each Issuing Bank, the Issuing Bank that has issued the applicable Letter of Credit, or both (or all) Issuing Banks, as the context may require. “ITA” means the Income Tax Act 2007 (U.K.), as amended from time to time. “Joinder Agreement” means a Joinder Agreement in substantially the form of Exhibit D. “Joint Fee Letter” means that certain Fee Letter, dated as of June 23, 2019, by and between JPMCB and the Borrower Representative as supplemented by that certain Joinder Letter, dated July 12, 2019, from Wells Fargo Bank, N.A. and as further supplemented by that certain Joinder Letter, dated July 12, 2019, from Bank of America, N.A. “JPMCB” means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors. “Junior Indebtedness” means any Subordinated Indebtedness of the Loan Parties or any Restricted Subsidiary thereof. “LC Collateral Account” has the meaning assigned to such term in Section 2.06(j). “LC Disbursement” means any payment made by an Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit, plus (b) the aggregate amount of all LC Disbursements relating to Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the aggregate LC Exposure at such time. “LCT Election” has the meaning assigned to such term in Section 1.09. “Lender Presentation” means the Lender Presentation dated July 2019 relating to the Borrowers and the Transactions, and delivered to the Administrative Agent prior to the Effective Date. “Lenders” means the Persons listed on the Commitment Schedule and any other Person that shall have become a Lender hereunder pursuant to Section 2.09 or an Assignment and Assumption or otherwise, other than any such Person that ceases to be a Lender hereunder pursuant to an Assignment and Assumption or otherwise. Unless the context otherwise requires, the term “Lenders” includes the Issuing Banks. “Letters of Credit” means the letters of credit (including any standby letter of credit, time (usance), or documentary letter of credit or any indemnity, or bank guarantee or similar form of credit support) issued pursuant to this Agreement and shall include the Existing Letters of Credit, and the term “Letter of Credit” means any one of them or each of them singularly, as the context may require. “Letter of Credit Agreement” has the meaning assigned to it in Section 2.06(b). “Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind. “LIBO Interpolated Rate” means, at any time, with respect to any Term Benchmark Borrowing denominated in U.S. Dollars and for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available for U.S. Dollars ) that is shorter than the Impacted LIBO Rate Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available for U.S. Dollars) that exceeds the Impacted LIBO Rate Interest Period, in each case, at such time; provided, that, if any LIBO Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “LIBO Rate” means, with respect to any Term Benchmark Borrowing for any applicable Available Currency and for any applicable Interest Period, LIBO Screen Rate at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that, if the LIBO Screen Rate shall not be available at such time for such Interest Period and with respect to the applicable Available Currency (an “Impacted LIBO Rate Interest Period”), then the LIBO Rate shall be the LIBO Interpolated Rate, subject to Section 2.14 in the event that the Administrative Agent shall conclude that it shall not be possible to determine such LIBO Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error). “LIBO Screen Rate” means, for any day and time, with respect to any Term Benchmark Borrowing for any applicable currency and any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars) for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that if the LIBO Screen Rate as so determined would be less than zero, such rate shall be deemed to zero for the purposes of this Agreement; provided, further, that the foregoing shall not be applicable to determine the “Adjusted One Month LIBOR Rate” and the CB Floating Rate.

“Lien” means, with respect to any asset, (a) any lien, hypothecation, pledge, encumbrance, charge in the nature of a security interest or security interest in, on or of such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset. “Limited Condition Acquisition Agreement” means the definitive acquisition agreement governing a Limited Condition Transaction. “Limited Condition Eligible Transaction” means any Acquisition or similar Investment by any Loan Party or one or more of the Restricted Subsidiaries, including by way of merger or amalgamation, of any assets, business or Person permitted pursuant to this Agreement whose consummation is not conditioned on the availability of, or on obtaining, third party financing. “Limited Condition Transaction” means any Limited Condition Eligible Transaction with respect to which the Borrower Representative has made an LCT Election. “Loan Documents” means, collectively, this Agreement, each Fee Letter, any promissory notes issued pursuant to this Agreement, any Letter of Credit Agreement, the Collateral Documents, each Compliance Certificate, any Loan Guaranty, and all other agreements, instruments, documents and certificates executed and delivered by or on behalf of any Loan Party to, or in favor of, the Administrative Agent or any Lender in connection with this Agreement. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative. “Loan Guarantor” means each Global Loan Party in the case of Article X and the related obligations and rights thereunder. “Loan Guaranty” means Article X of this Agreement and, to the extent applicable, each separate Guarantee, in form and substance reasonably satisfactory to the Administrative Agent, delivered by each Loan Guarantor that is a Foreign Subsidiary (which Guarantee shall be governed by the laws of the country in which such Foreign Subsidiary is located). “Loan Parties” means, collectively, the U.S. Loan Parties, the Canadian Loan Parties, the U.K. Loan Parties, the Dutch Loan Parties, and any other Restricted Subsidiary of Insight who becomes a party to this Agreement pursuant to a Joinder Agreement (and the execution of any Guarantee, as applicable) and their respective successors and assigns, and the term “Loan Party” shall mean any one of them or all of them individually, as the context may require. For the avoidance of doubt, Loan Parties shall not include any Excluded Subsidiary. “Loans” means the loans and advances made by the Lenders pursuant to this Agreement, including Overadvances and Protective Advances. “Local Time” means (a) (i) local time in New York with respect to a Loan, Letter of Credit, Borrowing or LC Disbursement made, repaid, or requested, as applicable, by or on behalf of any U.S. Borrower denominated in U.S. Dollars, and (ii) local time in London with respect to a Loan, Letter of Credit, Borrowing or LC Disbursement made, repaid, or requested, as applicable, by or on behalf of any U.S. Borrower denominated in any Available Currency (other than Dollars), and (b) local time in London with respect to a Loan, Letter of Credit, Borrowing or LC Disbursement made, repaid, or requested, as applicable, by or on behalf of any Dutch Borrower or any U.K. Borrower. “M2 Marketplace” has the meaning assigned to such term in the preamble hereto. “Margin Stock” means margin stock within the meaning of Regulations T, U and X, as applicable.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, or financial condition of the Borrowers and their Restricted Subsidiaries, taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under the Loan Documents to which it is a party, (c) a material portion of the Collateral, or the Administrative Agent’s liens (on behalf of itself and the Lenders) on a material portion of the Collateral or the priority of such liens, or (d) the material rights of or benefits available to the Administrative Agent, the Issuing Banks or the Lenders in connection with the Loan Documents. “Material Indebtedness” means Indebtedness (other than the Obligations), or obligations in respect of one or more Swap Agreements, of any one or more of the Loan Parties and their Restricted Subsidiaries in an aggregate principal amount exceeding $50,000,0000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of any Loan Party or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Loan Party or such Restricted Subsidiary would be required to pay if such Swap Agreement were terminated at such time. “Material Subsidiary” means any Restricted Subsidiary other than an Immaterial Subsidiary. “Maturity Date” means August 30, 2024 or any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof. “Maximum Rate” has the meaning assigned to such term in Section 9.17. “Merger Sub” means Trojan Acquisition Corp., a Delaware corporation and a Wholly Owned Subsidiary of Insight prior to the Trojan Acquisition. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Income” means, for any period, the consolidated net income (or loss) of Insight and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that, from and after the Borrower Representative’s written notice to the Administrative Agent of its irrevocable election to deliver the Consolidating Financial Statements for all Test Periods ending after such written notice (for so long as any Unrestricted Subsidiaries exist), Net Income shall be calculated for Insight and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP (it being understood that Insight shall be required to deliver to the Administrative Agent the related Consolidating Financial Statements with each set of consolidated financial statements referred to in Sections 5.01(a) and (b) with respect to each such applicable Test Period ending after such written notice). “Net Orderly Liquidation Value” means, with respect to Inventory (or any category thereof) of any Person, the orderly liquidation value thereof as determined by reference to the most recent inventory appraisal received by the Administrative Agent by an appraiser acceptable to the Administrative Agent in its Permitted Discretion, net of all costs of liquidation thereof. “New Collection Account” has the meaning assigned to such term in Section 5.17. “New JPM Collection Account” has the meaning assigned to such term in Section 5.17. “Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(d). “NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day(or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any of the Loan Parties to any of the Lenders, the Administrative Agent, the Issuing Bank or any indemnified party, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, in each case arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement or other obligations incurred or any of the Letters of Credit or other instruments at any time evidencing any thereof; provided, however, that the definition of “Obligations” shall not create any guarantee by any Loan Guarantor of (or grant of security interest or other Lien by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor. “OECD” means the Organisation for Economic Co-operation and Development. “OnSale Holdings” has the meaning assigned to such term in the preamble hereto. “Other Benchmark Rate Election” means, with respect to any Loan denominated in U.S. Dollars, if the then-current Benchmark is the LIBO Rate, the occurrence of: (a) a request by the Borrower Representative to the Administrative Agent to notify each of the other parties hereto that, at the determination of the Borrower Representative, U.S. Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed), in lieu of a LIBOR-based rate, a term benchmark rate as a benchmark rate; and (b) the Administrative Agent, in its sole discretion, and the Borrower Representative jointly elect to trigger a fallback from the LIBO Rate and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower Representative and the Lenders. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or any Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19). “Overadvance” has the meaning assigned to such term in Section 2.05(b). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Term Benchmark Borrowings denominated in U.S. Dollars borrowings by U.S.- managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Overnight Lending Rate” means, for any day, in the case of Loans denominated in U.S. Dollars (1) (A) prior to the Benchmark Replacement Date, a rate per annum equal to the London interbank offered rate as administered by the ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate) for overnight deposits in U.S. Dollars of an Available Currency as displayed on the applicable Reuters screen page (LIBOR01 or LIBOR02) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion) at approximately 11:00 a.m., London time, on such day, and (B) after the Benchmark Replacement Date for Loans denominated in U.S. Dollars, Daily Simple SOFR; provided that if the Overnight Lending Rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement, plus (2) any mandatory or other reserve cost. “Overnight Rate” means: (a) as the context may require, (a) the U.K./Dutch Overnight Rate, and (b) the U.S. Overnight Rate; and (b) when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the applicable Overnight Rate; provided that if an Overnight Rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement. “Overnight Rate Loans” means Loans the rate of interest applicable to which is based on the Overnight Rate. “Paid in Full” or “Payment in Full” means, (a) the indefeasible payment in full in cash of all outstanding Loans and LC Disbursements, together with accrued and unpaid interest thereon, (b) the termination, expiration, or cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Administrative Agent of a cash deposit, or at the discretion of the Administrative Agent a backup standby letter of credit reasonably satisfactory to the Administrative Agent and the applicable Issuing Bank, in an amount equal to 103% of the LC Exposure as of the date of such payment), (c) the indefeasible payment in full in cash of the accrued and unpaid fees, (d) the indefeasible payment in full in cash of all reimbursable expenses and other Secured Obligations (other than Unliquidated Obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon, (e) the termination of all Commitments, and (f) the termination of the Swap Agreement Obligations and the Banking Services Obligations or entering into other arrangements reasonably satisfactory to the Secured Parties counterparties thereto. “Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Participating Member States” means, at any time, any member state of the European Union which has the Euro as its lawful currency in accordance with the legislation of the European Union relating to the Economic and Monetary Union. “Participant” has the meaning assigned to such term in Section 9.04(c). “Participant Register” has the meaning assigned to such term in Section 9.04(c). “Payment” has the meaning assigned to such term in Section 8.06(d). “Payment Conditions” means, at any applicable time of determination with respect to a specified transaction, event, or payment that is subject to the satisfaction of the Payment Conditions, that: (a) no Specified Event of Default has then occurred and is continuing or would result after giving effect to such specified transaction, event or payment, (b) either (i) pro forma Aggregate Excess Availability on the date of such specified transaction, event or payment and the pro forma Average Aggregate Excess Availability for the thirty (30)-consecutive day period immediately preceding such specified transaction, event or payment (in each case, calculated on a pro forma basis to include the borrowing of any Revolving Loans or issuance of any Letters of Credit in connection with such specified transaction, event or payment) exceeds the greater of (A) 15% of the Aggregate Commitment then in effect and (B) $180,000,000, or (ii) both (A) the Fixed Charge Coverage Ratio, determined on a Pro Forma Basis for the most recent fiscal quarter for which financial statements have been delivered to the Administrative Agent pursuant to Section 4.01(b) (at all times prior to the first delivery of financial statements after the Effective Date under Section 5.01(a) or (b)) or Section 5.01(a) or (b) after giving effect to such specified transaction, event or payment, is at least 1.0 to 1.0 and (B) pro forma Aggregate Excess Availability on the date of such proposed transaction, event or payment and the pro forma Average Aggregate Excess Availability for the thirty (30)-consecutive day period immediately preceding such specified transaction, event or payment (in each case, calculated on a pro forma basis to include the borrowing of any Revolving Loans or issuance of any Letters of Credit in connection with such proposed transaction, event or payment) is at least the greater of (1) 12.5% of the Aggregate Commitment and (2) $150,000,000, and (c) in the case of any such transaction, event or payment involving more than $10,000,000, the Borrower Representative shall have delivered a customary officer’s certificate to the Administrative Agent certifying as to compliance with the requirements of clauses (a) and (b). “Payment Notice” has the meaning assigned to such term in Section 8.06(d). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “PCM” has the meaning assigned to such in the preamble hereto. “PCM BPO” has the meaning assigned to such term in the preamble hereto. “PCM Logistics” has the meaning assigned to such term in the preamble hereto. “PCM Sales” has the meaning assigned to such term in the preamble hereto. “PCM Services” has the meaning assigned to such term in the preamble hereto. “PCM Technology” has the meaning assigned to such term in the preamble hereto.

“PCMG” has the meaning assigned to such term in the preamble hereto. “Permitted Acquisition” means (a) the Trojan Acquisition and (b) any other Acquisition by any Loan Party or any Restricted Subsidiary, in the case of clause (b) in a transaction that satisfies each of the following requirements: (a) such Acquisition is not a hostile or contested acquisition; (b) the business or Person acquired in connection with such Acquisition is engaged in or constitutes a business permitted pursuant to Section 5.03(b); (c) no Event of Default exists at the time of such Acquisition or would result therefrom; provided that, solely with respect to Limited Condition Transactions, the condition set forth in this clause (b) shall be required to be satisfied only at the time of execution of the applicable Limited Condition Acquisition Agreement; (d) the Payment Conditions are satisfied with respect to such Acquisition (or, at the option of the Borrower Representative, if such Acquisition is a Limited Condition Transaction, the condition set forth in this clause (d) shall be required to be satisfied only at the time of execution of the applicable Limited Condition Acquisition Agreement; provided, however, compliance with any Aggregate Excess Availability or Average Aggregate Excess Availability requirement set forth in the definition of “Payment Conditions” shall be tested as of the date of consummation of such Limited Condition Transaction); (e) to the extent the aggregate consideration for such Acquisition exceeds $75,000,000 (or, in the case of an Acquisition of assets by a Loan Party, $50,000,000), then not less than fifteen (15) Business Days (or such shorter time as may be agreed to by the Administrative Agent) prior to such Acquisition, the Borrower Representative has provided the Administrative Agent (i) notice of such Acquisition and (ii) a copy of all business and financial information (including pro forma financial statements and all Borrowing Base projections) relating to the acquired business reasonably requested by the Administrative Agent and available to the Borrower Representative; (f) if the Accounts and Inventory acquired in connection with such Acquisition are proposed to be included in the determination of the applicable Borrowing Base, unless waived by the Administrative Agent in its sole discretion, the Administrative Agent shall have conducted an audit and field examination of such Accounts and Inventory, as applicable, the results of which shall be satisfactory to the Administrative Agent in its Permitted Discretion; provided, however, that Accounts and Inventory acquired in connection with Permitted Acquisitions shall not be deemed ineligible solely on account of this clause (f) to the extent the aggregate value of all such Accounts and Inventory does not exceed $75,000,000 at any one time (provided, that, the advance rate against Eligible Accounts included in accordance with this proviso shall be deemed to be 70% and the advance rate against Eligible Inventory included in accordance with this proviso shall be deemed to be 50%, in each case, until such time as an appraisal and field examination with respect to the applicable target or business, reasonably satisfactory to the Administrative Agent, has been completed); (g) if such Acquisition is an acquisition of Equity Interests, such Acquisition will not result in any violation of Regulation U; (h) all actions required to be taken with respect to any newly acquired or formed Wholly Owned Subsidiary of a Borrower or a Loan Party, as applicable, required under Section 5.14 shall have been taken or shall be taken within the times required thereby; and

(i) to the extent the aggregate consideration for such Acquisition exceeds $75,000,000 (or, in the case of an Acquisition of assets by a Loan Party, $50,000,000), the Borrower Representative shall have delivered to the Administrative Agent (i) the substantially final form documentation relating to such Acquisition within five (5) days (or such later date as the Administrative Agent may agree) prior to the consummation thereof to the extent available to the Borrower Representative, and (ii) the final executed documentation relating to such Acquisition within three (3) days (or such later date as the Administrative Agent may agree) following the consummation thereof. “Permitted Bond Hedge” means any Swap Agreement that is settled (after payment of any premium or any prepayment thereunder) through the delivery of cash, Qualified Equity Interests of Insight (or other securities or property following a merger event, reclassification or other change of such Qualified Equity Interests of Insight) or a combination of cash and Qualified Equity Interests of Insight (or other securities or property following a merger event, reclassification or other change of such Qualified Equity Interests of Insight) and is entered into in connection with any Convertible Debt Securities of Insight, one of the purposes of which is, together with any Permitted Warrant entered into concurrently therewith, to provide for an effectively higher conversion premium. “Permitted Convertible Debt Hedge Transaction” means (a) any Permitted Bond Hedge and any Permitted Warrant or (b) any capped call or similar transaction having substantially the same economic effect as the foregoing. “Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment. “Permitted Encumbrances” means: (a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s landlords’ and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than sixty (60) days or are being contested in compliance with Section 5.04; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature or obligations in respect of letters of credit issued in support thereof, in each case in the ordinary course of business; (e) judgment Liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Borrower or any Restricted Subsidiary; provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness, except with respect to clause (d) (solely with respect to Letters of Credit) or (e) above.

“Permitted Investments” means: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States or Canada (or by any agency thereof to the extent such obligations are backed by the full faith and credit of such government), in each case maturing within one year from the date of acquisition thereof; (b) investments in commercial paper maturing within one (1) year from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s; (c) investments in certificates of deposit, bankers’ acceptances and time deposits maturing within one (1) year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States, Canada or any State, province or territory thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, and (ii) are rated AAA by S&P and Aaa by Moody’s; (f) cash denominated in Available Currencies or, in the case of any Foreign Subsidiary, such local currencies held by it from time to time in the ordinary course of business; and (g) in the case of any Foreign Subsidiary, high quality, short-term liquid Investments made by such Foreign Subsidiary in the ordinary course of managing its surplus cash position in investments in any OECD country of similar quality as those described in clauses (a) through (f) above. “Permitted Share Repurchase Transaction” means an accelerated share repurchase transaction or other structured share repurchase transaction entered into by Insight for the purpose of purchasing its Qualified Equity Interests. “Permitted Warrant” means one or more call options settled through the delivery of cash, Qualified Equity Interests of Insight (or other securities or property following a merger event, reclassification or other change of such Qualified Equity Interests of Insight) or a combination of cash and Qualified Equity Interests of Insight (or other securities or property following a merger event, reclassification or other change of such Qualified Equity Interests of Insight), sold concurrently with the entry into one or more Permitted Bond Hedges and having an initial strike or exercise price (howsoever defined) that is greater than the strike or exercise price (howsoever defined) of such Permitted Bond Hedge. “Person” means any natural person, corporation, limited liability company, unlimited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “PPSA” means the Personal Property Security Act (Ontario), as amended from time to time (or any successor statute) including the regulations thereto; provided that, if validity, perfection or the effect of perfection or non-perfection or opposability or the priority of any Lien created hereunder on the Collateral is governed by the personal (movable) property security legislation or other applicable legislation with respect to personal (movable) property security in effect in a jurisdiction other than Ontario, “PPSA” means the Personal Property Security Act or such other applicable legislation (including, without limitation, the Civil Code of Quebec) in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such validity, perfection, effect of perfection or non-perfection or opposability or priority. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Priority Payable Reserve” means, with respect to jurisdictions other than the U.S. (or any state thereof) and Canada (or any province or territory thereof), any Reserve established in the Permitted Discretion of the Administrative Agent in accordance with Section 1.10 for amounts which rank or are capable of ranking prior to the Liens granted to the Administrative Agent under the Collateral Documents, including, without limitation, in the Permitted Discretion of the Administrative Agent, any such amounts due and not paid for wages, or vacation pay, severance pay, employee deductions, income tax, insolvency costs (including the expenses and liabilities incurred by any administrator or other insolvency officer) and any remuneration of such administrator or other insolvency officer, amounts due and not paid under any legislation relating to workers’ compensation or to employment insurance amounts currently or past due and not paid for realty, municipal or similar taxes (to the extent impacting personal or movable property), sales tax and pension obligations and, to the extent prescribed pursuant to English law and statute then in force, the “prescribed part” of floating charge realizations held for unsecured creditors. “Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction. “Proceeds of Crime Act” means the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended from time to time, and including all regulations thereunder. “Pro Forma Basis” means, as to any Person, for all Specified Transactions that occur subsequent to the commencement of an applicable Test Period except as set forth in Section 1.06, all calculations of the Fixed Charge Coverage Ratio and EBITDA will give pro forma effect to such Specified Transactions as if such Specified Transactions occurred on the first day of such Test Period. Whenever any calculation is made on a Pro Forma Basis hereunder, such calculation shall be made in good faith by a Financial Officer of the Borrower Representative; provided that no such calculation shall include cost savings or synergies unless such cost savings and synergies are either (x) in compliance with Regulation S-X under the Securities Act of 1933, as amended or (y) based on actions taken or to be taken within 12 months of the relevant transaction and in an amount for any Test Period, when aggregated with the amount of any increase to EBITDA for such Test Period pursuant to clause (b)(ix) of the definition of “EBITDA,” that does not exceed 10% of EBITDA for such Test Period (calculated prior to giving effect to any increase pursuant to this clause (y) or clause (b)(ix) of the definition of “EBITDA”). “Projections” has the meaning assigned to such term in Section 5.01(f).

“Protective Advance” has the meaning assigned to such term in Section 2.04(a). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public-Sider” means a Lender whose representatives may trade in securities of the Borrowers or their Controlling Persons or any of their Subsidiaries while in possession of the financial statements provided by the Loan Parties under the terms of this Agreement. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to it in Section 9.21. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Loan Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Equity Interests” means any Equity Interests that do not constitute Disqualified Equity Interests. “Recipient” means, as applicable, (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, or any combination thereof (as the context requires). “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is LIBO Rate, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if the RFR for such Benchmark is SONIA, then 11:00 a.m. (London time) four (4) Business Days prior to such setting, (c) if such Benchmark is EURIBOR Rate, 11:00 a.m. Brussels time two TARGET Days preceding the date of such setting, or (d) if such Benchmark is none of LIBO Rate, EURIBOR Rate or SONIA, the time determined by the Administrative Agent in its reasonable discretion. “Refinance Indebtedness” has the meaning assigned to such term in Section 6.01(f). “Refinancing” means prior to, or substantially contemporaneously with the consummation of the initial Borrowing on the Effective Date, all Existing Indebtedness will be repaid, redeemed, defeased, discharged or terminated and, as applicable, all commitments, guarantees, liens and security interests thereunder will be terminated (or arrangements reasonably satisfactory to the Arrangers for such termination shall have been made). “Register” has the meaning assigned to such term in Section 9.04(b). “Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation T” means Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation X” means Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Related Parties” means, with respect to any specified Person, (a) any controlling Person or controlled Affiliate of such Person, (b) the respective directors, officers, or employees of such Person or any of its controlling Persons or controlled Affiliates, and (c) the respective agents of such Person or any of its controlling Persons or controlled Affiliates, in the case of this clause (c), acting on behalf of or at the instructions of such Person, controlling Person or controlled Affiliate; provided that each reference to a controlled Affiliate in this definition pertains to a controlled Affiliate involved in the negotiation or syndication of the Loan Documents and the Loans hereunder. “Relevant Governmental Body” means the Federal Reserve Board or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board or the NYFRB or any successor thereto. “Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing or dumping of any substance into the environment. “Relevant Rate” means (i) with respect to any Term Benchmark Borrowing denominated in U.S. Dollars, the LIBO Rate, (ii) with respect to any Term Benchmark Borrowing denominated in Euros, the EURIBOR Rate, or (iii) with respect to any Borrowing denominated in Sterling, the applicable Adjusted Daily Simple RFR. “Relevant Screen Rate” means (i) with respect to any Term Benchmark Borrowing denominated in U.S. Dollars, the LIBO Screen Rate, and (ii) with respect to any Term Benchmark Borrowing denominated in Euros, the EURIBOR Screen Rate. “Rent Reserve” means, if and to the extent that the Administrative Agent has not received a Collateral Access Agreement with respect to any location where Eligible Inventory or books and records are located, an amount equal to no more than three (3) months’ rent or charges payable in respect to such location, together with all other accrued and unpaid fees, costs and expenses owing by the applicable Borrower in connection therewith. “Report” means reports prepared by the Administrative Agent or another Person showing the results of appraisals, field examinations or audits pertaining to the assets of the Borrowers, the Canadian Loan Guarantors, and En Pointe JV from information furnished by or on behalf of the Borrowers, the Canadian Loan Guarantors, and En Pointe JV, after the Administrative Agent has exercised its rights of inspection pursuant to this Agreement, which Reports may be distributed to the Lenders by the Administrative Agent. “Required Lenders” means, subject to Section 2.20, at any time, Lenders having Revolving Exposure and unused Commitments representing more than 50% of the sum of the Aggregate Exposure and unused Commitments at such time. “Requirement of Law” means, with respect to any Person, (a) the charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents of such Person and (b) any statute, law (including common law), treaty, rule, regulation, code, ordinance, order, decree, writ, judgment, injunction or determination of any arbitrator or court or other Governmental Authority (including Environmental Laws), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Reserves” means any and all reserves which the Administrative Agent deems necessary, in its Permitted Discretion, to maintain in accordance with Section 1.10 (including, without limitation, reserves for accrued and unpaid interest on any of the Secured Obligations, Priority Payable Reserves, Canadian Priority Payable Reserves, Banking Services Reserves, reserves in respect of Secured Inventory Financing Indebtedness solely in connection with the U.S. Borrowing Base, Rent Reserves and reserves for consignee’s, processor’s, warehousemen’s and bailee’s charges in respect of Eligible Inventory, reserves for dilution of Accounts (not to exceed the amount necessary to reduce advance rates by one percentage point (or fraction thereof, rounding to the nearest one-tenth of one percentage point) for each percentage point (or fraction thereof, rounding to the nearest one-tenth of one percentage point) by which dilution exceeds five percent (5.0%)), reserves for Inventory shrinkage, reserves for customs charges and shipping charges related to any Inventory in transit, reserves for Swap Agreement Obligations, reserves for uninsured losses in respect of Inventory of any U.S. Borrower, and reserves for unpaid taxes, fees, assessments, and other governmental charges) with respect to the Collateral or any Loan Party. “Resolution Authority” means an EEA Resolution Authority or, with respect to any U.K. Financial Institution, a U.K. Resolution Authority. “Responsible Officer” means the president, Financial Officer or other executive officer of a Loan Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Insight or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or any option, warrant or other right to acquire any such Equity Interests. “Restricted Subsidiary” means, collectively, any existing or future direct or indirect Subsidiary of any Loan Party, other than any Unrestricted Subsidiary but including, at all times, the Borrowers (other than Insight). “Reuters” means, as applicable, Thomson Reuters Corp, Refinitiv, or any successor thereto. “REVLIBOR30 Rate” means the London interbank offered rate administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars) for a one (1) month period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as shall be selected by the Administrative Agent in its reasonable discretion; in each case the “REVLIBOR30 Screen Rate”) at approximately 11:00 a.m., London time, two (2) Business Days prior to the first (1st) Business Day of each month, adjusted monthly on the first (1st) Business Day of each month; provided that, (x) if the REVLIBOR30 Screen Rate shall be less than zero, the REVLIBOR30 Screen Rate shall be deemed to be zero for purposes of this Agreement and (y) if the REVLIBOR30 Screen Rate shall not be available at such time for such a period, then the REVLIBOR30 Rate shall be equal to the CB Floating Rate (unless an alternate rate is established in accordance with Section 2.14). “Revolving Exposure” means, with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender’s Revolving Loans and its LC Exposure at such time, plus (b) an amount equal to its Applicable Percentage of the aggregate principal amount of Protective Advances outstanding at such time, plus (c) an amount equal to its Applicable Percentage of the aggregate principal amount of Overadvances outstanding at such time. “Revolving Exposure Limitations” shall have the meaning assigned to such term in Section 2.01. “Revolving Loan” means a Loan made pursuant to Section 2.01

“RFR” means, for any RFR Loan denominated in Sterling, SONIA. “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Business Day” means, for any Loan denominated in Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London. “RFR Interest Day” has the meaning specified in the definition of “Daily Simple RFR”. “RFR Loan” means a Loan that bears interest at a rate based on the Adjusted Daily Simple RFR. “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business. “Sale and Leaseback Transaction” has the meaning assigned to such term in Section 6.06. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba (only with respect to Loan Parties organized outside of Canada or any province or territory thereof), Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the Government of Canada, the United Nations Security Council, the European Union or any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses, (a) or (b), or (d) any Person otherwise the subject of any Sanctions, including a Canadian Blocked Person. “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) the Government of Canada (including the Canadian Economic Sanctions and Export Control Laws), or (c) the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority. “SEC” means the Securities and Exchange Commission of the U.S. “Secured Inventory Financing Indebtedness” means any Indebtedness of any Loan Party under any inventory supply chain financing secured by the Collateral pursuant to the terms of the Loan Documents; provided that the aggregate outstanding principal amount of such Indebtedness shall not exceed $100,000,000. “Secured Obligations” means the Global Secured Obligations. “Secured Parties” means (a) the Administrative Agent, (b) the Lenders, (c) each Issuing Bank, (d) each provider of Banking Services, to the extent the Banking Services Obligations in respect thereof constitute Secured Obligations, (e) each counterparty to any Swap Agreement, to the extent the obligations thereunder constitute Secured Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, and (g) the successors and assigns of each of the foregoing.

“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website on the immediately succeeding Business Day (provided that for any Overnight Rate Loans denominated in Sterling, SONIA shall be based on the published rate for SONIA as of the Business Day of such request). “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “Specified Event of Default” means an Event of Default set forth in clause (a), (b), (c) (solely in respect of any material misrepresentation set forth in any Borrowing Base Certificate), (d) (solely in respect of failure to comply with Section 6.12), (e) (solely in respect of the failure (x) to deliver a Compliance Certificate as required pursuant to Section 5.01(e) (y) to deliver a Borrowing Base Certificate as required pursuant to Section 5.01(g), or (z) failure to comply with Section 5.16 or 5.17), or (h) or (i) of Article VII, or an Event of Default as a result of a breach of Article 7 of the U.S. Security Agreement and/or the Canadian Security Agreement. “Specified Merger Agreement Representations” means the representations and warranties made by PCM in the Trojan Merger Agreement as are material to the interests of the Lenders, but only to the extent that Insight (or Insight’s applicable Affiliates) have the right (determined without regard to any notice requirement) not to consummate the transactions as contemplated by the Trojan Merger Agreement or to terminate Insight’s (or such Affiliates’) obligations under the Trojan Merger Agreement, as a result of a breach of such representations and warranties. “Specified Representations” means those representations and warranties made by the Loan Parties (after giving effect to the Trojan Acquisition) in Sections 3.01(a) (solely as to the Loan Parties), 3.02(a), 3.03(b), 3.08, 3.13, 3.16 (subject to the last paragraph of Section 4.01), 3.18, 3.19, and 3.21. “Specified Transaction” means any Disposition outside the ordinary course of business involving the Disposition of assets with an aggregate book value in excess of $25,000,000 and any Permitted Acquisition or other Investment permitted hereunder or occurring prior to the Effective Date involving an aggregate consideration in excess of $25,000,000 (or any similar transaction or transactions). “Spot Selling Rate” means, on any date of determination, the spot selling rate posted by ICE Data Services for the sale of the applicable currency for U.S. Dollars at approximately 11:00 a.m., Local Time, two (2) Business Days prior to such date (the “Applicable Quotation Date”); provided that if, for any reason, no such spot rate is being quoted, the spot selling rate shall be determined by reference to such publicly available service for displaying exchange rates as may be reasonably selected by the Administrative Agent, or, in the event no such service is selected, such spot selling rate shall instead be the rate determined by the Administrative Agent as the spot rate of exchange in the market where its foreign currency exchange operations in respect of the applicable currency are then being conducted, at or about 11.00 a.m. Local Time, on the Applicable Quotation Date for the purchase of the relevant currency for delivery two (2) Business Days later. “Stack Data Solutions” has the meaning assigned to such term in the preamble hereto. “Stack Technology” has the meaning assigned to such term in the preamble hereto. “Stack Telecommunications” has the meaning assigned to such term in the preamble hereto. “Statements” has the meaning assigned to such term in Section 2.18(g). “Stratiform USA” has the meaning assigned to such term in the preamble hereto. “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) established by the Federal Reserve Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate or Adjusted EURIBOR Rate, for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. Such reserve percentages shall include those imposed pursuant to Regulation D of the Board. Term Benchmark Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D of the Board or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Sterling” and “£” means the lawful currency of the United Kingdom. “Subordinated Indebtedness” of a Person means any Indebtedness of such Person the payment of which is subordinated to payment of the Secured Obligations to the written satisfaction of the Administrative Agent. “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent and/or one or more subsidiaries of the parent. “Subsidiary” means any direct or indirect subsidiary of Insight or another Loan Party, as applicable. “Supermajority European Tranche Lenders” means, at any time, European Tranche Lenders (other than Defaulting Lenders) having European Tranche Revolving Exposures and unused European Tranche Commitments representing at least 66 2/3% of the sum of the aggregate European Tranche Revolving Exposures of all European Tranche Lenders and unused European Tranche Commitments at such time. “Supermajority U.S. Tranche Lenders” means, at any time, U.S. Tranche Lenders (other than Defaulting Lenders) having U.S. Tranche Revolving Exposures and unused U.S. Tranche Commitments representing at least 66 2/3% of the sum of the aggregate U.S. Tranche Revolving Exposures of all U.S. Tranche Lenders and unused U.S. Tranche Commitments at such time. “Supported QFC” has the meaning assigned to in Section 9.21. “Swap Agreement” means any agreement with respect to any swap, forward, spot, future, credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions (including, for the avoidance of doubt, any Permitted Convertible Debt Hedge Transaction and any Permitted Share Repurchase Transaction); provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrowers or the Subsidiaries shall be a Swap Agreement. “Swap Agreement Obligations” means any and all obligations of the Loan Parties and their Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder with a Lender or an Affiliate of a Lender, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction permitted hereunder with a Lender or an Affiliate of a Lender. “Swap Obligation” means, with respect to any Loan Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder. “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET2) payment system. “TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euros. “Target” has the meaning set forth in the recitals hereto. “Tax Confirmation” means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Loan Document is either: (a) a company resident in the United Kingdom for United Kingdom tax purposes; or (b) a partnership each member of which is: (i) a company so resident in the United Kingdom; or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or (c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.

“Tax Deduction” means a deduction or withholding for or on account of Taxes from a payment under a Loan Document, other than a FATCA Deduction. “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings, (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Adjusted LIBO Rate or the Adjusted EURIBOR Rate. “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower Representative of the occurrence of a Term SOFR Transition Event. “Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable (and, for the avoidance of doubt, not in the case of an Other Benchmark Rate Election), has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.14 that is not Term SOFR. “Test Period” means each period of four consecutive fiscal quarters of Insight and its Subsidiaries then most recently ended. “Tranche” means the U.S. Tranche and/or the European Tranche, as the context may require. “Transactions” means the execution, delivery and performance by the Loan Parties of this Agreement and the other Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof, the issuance of Letters of Credit hereunder, and the consummation of the Trojan Acquisition, in each case on the Effective Date. “Trojan Acquisition” has the meaning set forth in the recitals hereto. “Trojan Merger Agreement” has the meaning set forth in the recitals hereto. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Adjusted EURIBOR Rate, the CBFR, the Adjusted Daily Simple RFR, Adjusted Daily Simple ESTR, or the Overnight Rate. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or in any other state the laws of which are required to be applied in connection with the issue of perfection of security interests. “U.K. Borrowers” means, each of, and collectively, Insight UK, Insight Networking, Stack Technology, Stack Data Solutions, Stack Telecommunications, Interconnect Network, PCM Technology, any other Restricted Subsidiary incorporated under the laws of England and Wales approved by the Administrative Agent that joins this Agreement as a “U.K. Borrower” in accordance with the terms hereof, and “U.K. Borrower” means any of them or all of them individually, as the context may require.

“U.K. Borrowing Base” means, at any time, the Dollar Equivalent of the result of, subject to the terms of Section 1.10: (a) the Account Advance Rate of the U.K. Eligible Accounts at such time, less (b) Reserves applicable to the U.K. Borrowing Base established by the Administrative Agent in its Permitted Discretion in accordance with Section 1.10. “U.K. Collateral Documents” means, collectively, the U.K. Debenture and any other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure any of the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, debentures, share charges, pledges, powers of attorney, assignments, financing statements, in each case now or hereafter executed by any U.K. Loan Party and delivered to the Administrative Agent that are intended to create, perfect or evidence Liens on assets of any U.K. Loan Party to secure any of the Secured Obligations. “U.K. Borrower DTTP Filing” means an HM Revenue & Customs’ Form DTTP2 duly completed and filed by the relevant U.K. Borrower, which: (a) where it relates to a U.K. Treaty Lender that is a party to this Agreement as a Lender as at the date of the Agreement, contains the scheme reference number and jurisdiction of tax residence stated opposite that Lender’s name in the Commitment Schedule, and is filed with HM Revenue & Customs within thirty (30) days of the date of this Agreement; or (b) where it relates to a U.K. Treaty Lender that is not a party to this Agreement as a Lender as at the date of this Agreement, contains the scheme reference number and jurisdiction of tax residence stated in respect of that Lender in the Assignment and Assumption which it executes on becoming a party to this Agreement as a Lender, and is filed with HM Revenue & Customs within thirty (30) days of the date on which that U.K. Treaty Lender becomes a Party to this Agreement as a Lender. “U.K. Debenture” means the English law debenture dated as of the date hereof, by and among the U.K. Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties. “U.K. Eligible Accounts” means the Eligible Accounts owned by a U.K. Borrower billed from and collected in the United Kingdom or any other jurisdiction satisfactory to the Administrative Agent in its Permitted Discretion owing by an Account Debtor in the United States, Canada or an Approved Jurisdiction that comply in all material respects with each of the representations and warranties respecting Eligible Accounts that are U.K. Eligible Accounts made in the Loan Documents. “U.K. Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “U.K. Loan Parties” means, each of, and collectively, the U.K. Borrowers, Insight Enterprises UK Limited, a company incorporated under the laws of England with registration number 4051772, and any other Restricted Subsidiary of Insight organized under the laws of England and Wales who becomes a party to this Agreement pursuant to a Joinder Agreement and their respective successors and assigns, and the term “U.K. Loan Party” means any one of them or all of them individually, as the context may require. For the avoidance of doubt, U.K. Loan Parties shall not include any Excluded Subsidiary. “U.K. Non-Bank Lender” means (a) a Lender identified in the Commitment Schedule as a “U.K. Non-Bank Lender”; and (b) a Lender which becomes a party to this Agreement after the Effective Date and which gives a Tax Confirmation in the Assignment and Assumption which it executes on becoming a party to this Agreement as a Lender.

“U.K./Dutch Overnight Rate” means, for any day in respect of Loans made to any Borrowers under the European Tranche, as applicable, with respect to any amount denominated in (a) U.S. Dollars, the Overnight Lending Rate, (b) Sterling, Adjusted Daily Simple RFR, (c) Euros, Adjusted Daily Simple ESTR, or (d) any other Available Currency, an overnight rate determined by the Administrative Agent or the Issuing Banks (in consultation with the applicable Borrower), as the case may be, in accordance with banking industry rules on interbank compensation. “U.K. Qualifying Lender” means (a) a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance under a Loan Document and is (i) a Lender: (A) that is a bank (as defined for the purpose of section 879 of the ITA) making an advance under a Loan Document and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance or would be within such charge as respects such payments apart from section 18A of the CTA; or (B) in respect of an advance made under a Loan Document by a person that was a bank (as defined for the purpose of section 879 of the ITA) at the time that such advance was made and is within the charge to United Kingdom corporation tax with respect to any payments of interest made in respect of that advance; or (ii) a Lender which is: (A) a company resident in the United Kingdom for United Kingdom tax purposes; (B) a partnership, each member of which is: (1) a company so resident in the United Kingdom; or (2) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance falls to it by reason of Part 17 of the CTA; or (C) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company; or (iii) a U.K. Treaty Lender; or (b) a Lender which is a building society (as defined for the purposes of section 880 of the ITA) making an advance under a Loan Document. “U.K. Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any U.K. Financial Institution. “U.K. Treaty Lender” means a Lender which: (a) is treated as a resident of a U.K. Treaty State for the purposes of the relevant U.K. Treaty; (b) does not carry on a business in the United Kingdom through a permanent establishment with which that Lender’s participation in any advance is effectively connected; and (c) fulfils any other conditions which must be fulfilled under the relevant U.K. Treaty by residents of that U.K. Treaty State (subject to the completion of any necessary procedural or filing requirements) for such residents to obtain full exemption from United Kingdom taxation on interest payable to that Lender in respect of an advance under a Loan Document. “U.K. Treaty State” means a jurisdiction having a double taxation agreement (a “U.K. Treaty”) with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfinanced Capital Expenditures” means, for any period, Capital Expenditures made during such period which are not financed from the proceeds of any Indebtedness (other than the Revolving Loans; it being understood and agreed that, to the extent any Capital Expenditures are financed with Revolving Loans, such Capital Expenditures shall be deemed Unfinanced Capital Expenditures). “Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (ii) any other obligation (including any guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations. “Unrestricted Subsidiary” means (a) as of the Effective Date, each Subsidiary of Insight (if any) listed on Schedule 1.01(b), (b) any Subsidiary of Insight designated by Insight as an Unrestricted Subsidiary pursuant to Section 5.15 subsequent to the Effective Date and (c) any Subsidiary of an Unrestricted Subsidiary; provided that (i) notwithstanding the foregoing clauses (a), (b) and (c), in no event shall any Borrower be an Unrestricted Subsidiary and (ii) subject to the provisions of Section 5.15, any Unrestricted Subsidiary that is redesignated as a Restricted Subsidiary shall cease to be an Unrestricted Subsidiary. “U.S.” means the United States of America. “U.S. Borrowers” means, each of, and collectively, Insight, Insight NA, Insight Direct, Insight Public Sector, Insight Receivables, Calence Physical Security, PCM, PCM Logistics, PCM Sales, PCMG, Abreon, M2 Marketplace, En Pointe Technologies, Cross Line Products, PCM BPO, OnSale Holdings, PCM Services, Stratiform USA, Merger Sub, any other Restricted Subsidiary of Insight incorporated under the laws of the United States approved by the Administrative Agent that joins this Agreement as a “U.S. Borrower” in accordance with the terms hereof, and “U.S. Borrower” means any of them or all of them individually, as the context may require. “U.S. Borrowing Base” means, collectively, at any time, the Dollar Equivalent of the result of, subject to the terms of Section 1.10: (a) the sum of (i) the Account Advance Rate of the U.S. Eligible Accounts of each U.S. Borrower and each Canadian Loan Guarantor at such time, (ii) the lesser of (A) $60,000,000 and (B) the Account Advance Rate of the U.S. Borrowers’ Eligible Accounts at such time billed from and collected in the United States (or any other jurisdiction acceptable to the Administrative Agent) owing by an Account Debtor in an Approved Jurisdiction, and (iii) the lesser of (A) $10,000,000 and (B) the Account Advance Rate of the Eligible Accounts of each Canadian Loan Guarantor at such time billed from and collected in Canada owing by an Account Debtor in an Approved Jurisdiction, plus (b) the lesser of (i) 70% of the U.S. Borrowers’ Eligible Finished Goods Inventory (valued at the lower of cost (FIFO) or market) at such time, and (ii) the product of 85% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent inventory appraisal ordered by the Administrative Agent multiplied by the U.S. Borrowers’ Eligible Finished Goods Inventory (valued at the lower of cost (FIFO) or market) at such time, plus (c) the product of 85% multiplied by the Net Orderly Liquidation Value percentage identified in the most recent inventory appraisal ordered by the Administrative Agent multiplied by the U.S. Borrowers’ Eligible Work-In-Process Inventory at such time, less (d) Reserves applicable to the U.S. Borrowing Base (which include for greater certainty, Canadian Priority Payable Reserves) established by the Administrative Agent in its Permitted Discretion in accordance with Section 1.10. “U.S. Collateral Documents” means, collectively, the U.S. Security Agreement, and any other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure any of the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, debentures, share charges, pledges, powers of attorney, assignments, financing statements, in each case now or hereafter executed by any U.S. Loan Party and delivered to the Administrative Agent that are intended to create, perfect or evidence Liens on assets of any U.S. Loan Party to secure any of the Secured Obligations.

“U.S. Dollar” or “$” refers to the lawful money of the U.S. “U.S. Eligible Accounts” means, (a) the Eligible Accounts owned by a U.S. Borrower billed from and collected in the United States or any other jurisdiction satisfactory to the Administrative Agent in its Permitted Discretion owing by an Account Debtor in the United States or Canada, and (b) the Eligible Accounts owned by a Canadian Loan Guarantor billed and collected in Canada owing by an Account Debtor in the United States or Canada, in each case, that comply in all material respects with each of the representations and warranties respecting Eligible Accounts that are U.S. Eligible Accounts made in the Loan Documents. “U.S. Excess Availability” means, at any time of determination, any amount equal to (a) the U.S. Line Cap minus (b) the aggregate U.S. Tranche Revolving Exposure of all U.S. Tranche Lenders. “U.S. Line Cap” means, at any time of determination, an amount equal to the lesser of (a) the aggregate amount of the U.S. Tranche Commitments of all U.S. Tranche Lenders and (b) the U.S. Borrowing Base. “U.S. Loan Parties” means, each of, and collectively, the U.S. Borrowers, Insight Direct Worldwide, Inc., an Arizona corporation, Insight Canada Holdings, Inc., an Arizona corporation, Insight Technology Solutions, Inc., a Delaware corporation, Insight Receivables Holding, LLC, an Illinois limited liability company, Calence, LLC, a Delaware limited liability company, and any other Restricted Subsidiary of Insight organized under the laws of the United States who becomes a party to this Agreement pursuant to a Joinder Agreement and their respective successors and assigns, and the term “U.S. Loan Party” means any one of them or all of them individually, as the context may require. For the avoidance of doubt, U.S. Loan Parties shall not include any Excluded Subsidiary. “U.S. Overnight Rate” means, for any day in respect of Loans made to the U.S. Borrowers under the U.S. Tranche, with respect to amount denominated in dollars, the NYFRB Rate. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Restricted Subsidiary” means each Restricted Subsidiary that is not a Foreign Restricted Subsidiary. “U.S. Security Agreement” means that certain U.S. Pledge and Security Agreement (including any and all supplements thereto), dated as of the date hereof, by and among the U.S. Loan Parties party thereto and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties. “U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.21. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3). “U.S. Tranche” means the U.S. Tranche Commitments, the U.S. Tranche Revolving Loans and the U.S. Tranche LC Exposure. “U.S. Tranche Commitment” means, with respect to each U.S. Tranche Lender, the commitment, if any, of such U.S. Tranche Lender to make U.S. Tranche Revolving Loans and to acquire participations in U.S. Tranche Letters of Credit, Overadvances, and Protective Advances hereunder, as such commitment may be reduced or increased pursuant to (a) Section 2.09 and (b) assignments by and to such U.S. Tranche Lender pursuant to Section 9.04. The initial amount of each U.S. Tranche Lender’s U.S. Tranche Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption (or other documentation contemplated by this Agreement) pursuant to which such U.S. Tranche Lender shall have assumed its U.S. Tranche Commitment, as applicable. The aggregate principal amount of the U.S. Tranche Commitments as of the Effective Date is $1,050,000,000. “U.S. Tranche Credit Event” means a U.S. Tranche Revolving Borrowing, the issuance, amendment, renewal or extension of a U.S. Tranche Letter of Credit, the making of an Overadvance or a Protective Advance that the U.S. Tranche Lenders are required to participate in pursuant to the terms hereof, or any of the foregoing. “U.S. Tranche LC Exposure” means, at any time, the sum of (a) the aggregate undrawn Dollar Equivalent of all outstanding U.S. Tranche Letters of Credit at such time plus (b) the aggregate Dollar Equivalent of all LC Disbursements in respect of U.S. Tranche Letters of Credit that have not yet been reimbursed by or behalf of the U.S. Borrowers at such time. The U.S. Tranche LC Exposure of any U.S. Tranche Lender at any time shall be its U.S. Tranche Percentage of the total U.S. Tranche LC Exposure at such time. “U.S. Tranche Lender” means a Lender with a U.S. Tranche Commitment or any U.S. Tranche Revolving Exposure. “U.S. Tranche Letter of Credit” means any Letter of Credit issued under the U.S. Tranche Commitments pursuant to this Agreement. “U.S. Tranche Percentage” means, with respect to any U.S. Tranche Lender, percentage equal to a fraction the numerator of which is such U.S. Tranche Lender’s U.S. Tranche Commitment and the denominator of which is the aggregate U.S. Tranche Commitments of all U.S. Tranche Lenders; provided that, if the U.S. Tranche Commitments have terminated or expired, the U.S. Tranche Percentages shall be determined based upon such Lender’s share of the aggregate U.S. Tranche Revolving Exposures of all U.S. Tranche Lenders at that time; provided further that, in accordance with Section 2.20, so long as any U.S. Tranche Lender shall be a Defaulting Lender, such U.S. Tranche Lender’s U.S. Tranche Commitment shall be disregarded in the foregoing calculation. “U.S. Tranche Revolving Borrowing” means a Borrowing comprised of U.S. Tranche Revolving Loans. “U.S. Tranche Revolving Exposure” means, with respect to any U.S. Tranche Lender at any time, and without duplication, the sum of (a) the Dollar Equivalent of the outstanding principal amount of such U.S. Tranche Lender’s U.S. Tranche Revolving Loans plus (b) the Dollar Equivalent of such U.S. Tranche Lender’s U.S. Tranche LC Exposure plus (c) an amount equal to such U.S. Tranche Lender’s U.S. Tranche Percentage of the aggregate outstanding principal amount of Overadvances at such time that U.S. Tranche Lenders have purchased participations in pursuant to the terms hereof plus (d) an amount equal to such U.S. Tranche Lender’s U.S. Tranche Percentage of the aggregate outstanding principal amount of Protective Advances at such time that U.S. Tranche Lenders have purchased participations in pursuant to the terms hereof. “U.S. Tranche Revolving Loan” means a Loan made by a U.S. Tranche Lender pursuant to Section 2.01. “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. “VAT” means (a) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and (b) any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) above, or imposed elsewhere.

“WEPPA” means the Wage Earner Protection Program Act (Canada). “Wholly Owned Subsidiary” means, with respect to any Person at any date, a subsidiary of such Person of which securities or other ownership interests representing 100% of the Equity Interests (other than (a) directors’ qualifying shares and (b) nominal shares issued to foreign nationals to the extent required by applicable Requirements of Law) are, as of such date, owned, controlled or held by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Term Benchmark Loan”) or by Class and Type (e.g., a “Term Benchmark Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Term Benchmark Borrowing”) or by Class and Type (e.g., a “Term Benchmark Revolving Borrowing”). Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply) and all judgments, orders and decrees of all Governmental Authorities. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) any reference in any definition to the phrase “at any time” or “for any period” shall refer to the same time or period for all calculations or determinations within such definition, and (g) the words “asset” and

“property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Accounting Terms; GAAP. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if after the date hereof there occurs any change in GAAP or in the application thereof on the operation of any provision hereof and the Borrower Representative notifies the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of such change in GAAP or in the application thereof (or if the Administrative Agent notifies the Borrower Representative that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party or any Restricted Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. (b) Notwithstanding anything to the contrary contained in Section 1.04(a) or in the definition of “Capital Lease Obligations,” any change in accounting for leases pursuant to GAAP resulting from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842) (“FAS 842”), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2018, such lease shall not be considered a capital lease, and all calculations and deliverables (other than financial statements) under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith. Interest Rates; LIBOR Notifications. The interest rate on a Loan denominated in U.S. Dollars or a Foreign Currency may be derived from an interest rate benchmark that is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some of these interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the basis on which they are calculated may change. The London interbank offered rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that: (a) immediately after December 31, 2021, publication of all seven euro LIBOR settings, all seven Swiss Franc LIBOR settings, the spot next, 1-week, 2-month and 12-month Japanese Yen LIBOR settings, the overnight, 1-week, 2-month and 12-month British Pound Sterling LIBOR settings, and the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (b) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; (c) immediately after December 31, 2021, the 1-month, 3-month and 6-month Japanese Yen LIBOR settings and the 1-month, 3-month and 6-month British Pound Sterling LIBOR settings will cease to be provided or, subject to consultation by the FCA, be provided on a changed methodology (or “synthetic”) basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored; and (d) immediately after June 30, 2023, the 1-

month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition, or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Each party to this agreement should consult its own advisors to stay informed of any such developments. Public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. Upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, Section 2.14(c) and (d) provide a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower Representative, pursuant to Section 2.14(f), of any change to the reference rate upon which the interest rate on Term Benchmark Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to Adjusted Daily Simple RFR, Daily Simple RFR, LIBOR or other rates in the definition of “LIBO Rate” (or “EURIBOR Rate”, as applicable) or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.14(c) or (d), whether upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.14(e)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the Adjusted Daily Simple RFR, the Daily Simple RFR, the LIBO Rate (or the EURIBOR Rate, as applicable) or have the same volume or liquidity as did the London interbank offered rate (or the euro interbank offered rate, as applicable) prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any Adjusted Daily Simple RFR, any Daily Simple RFR, any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any RFR, any Adjusted Daily Simple RFR, any Daily Simple RFR, or the Term Benchmark Rate, or any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Pro Forma Calculations. For purposes of any calculation of the Fixed Charge Coverage Ratio or EBITDA, in the event that any Specified Transaction has occurred during the Test Period for which the Fixed Charge Coverage Ratio or EBITDA is being calculated or, except for purposes of determining whether an Event of Default under Section 6.12 has occurred, following the end of such Test Period but prior to the date that financial statements have been delivered pursuant to Section 5.01(a) or (b), such calculation shall be made on a Pro Forma Basis. Currency Translations; Currency Matters. (a) For purposes of this Agreement and the other Loan Documents, where the permissibility of a transaction or determinations of required actions or circumstances depend upon compliance with, or are determined by reference to, amounts stated in Dollars, such amounts shall be deemed to refer to Dollars or Dollar Equivalents and any requisite currency translation shall be based on the Spot Selling Rate; provided, however, that for purposes of determining compliance with Article VI with respect to the amount of any Indebtedness, Investment, Disposition or Restricted Payment in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred or Disposition or Restricted Payment made. In particular, without limitation, for purposes of computations hereunder, unless expressly provided otherwise, where a reference is made to a Dollar amount, the amount is to be considered as the amount in Dollars and, therefore, each other currency shall be converted into the Dollar Equivalent thereof in Dollars, as applicable. (b) For purposes of all calculations and determinations under this Agreement, any amount in any currency other than Dollars shall be deemed to refer to Dollars or Dollar Equivalents and any requisite currency translation shall be based on the Spot Selling Rate, and all certificates delivered under this Agreement, shall express such calculations or determinations in Dollars or Dollar Equivalents. (c) The Administrative Agent shall determine the Dollar Equivalent of (i) the Revolving Exposure based on the Spot Selling Rate (A) on or about the date of the related notice requesting any extension of credit hereunder and (B) on any other date, in its reasonable discretion and (ii) any other amount to be converted into Dollars in accordance with the provisions hereof at the time of such conversion. (d) Each payment owing by any Loan Party hereunder shall be made in the relevant currency specified herein or, if not specified herein, specified in any other Loan Document executed by the Administrative Agent and the Lenders (the “Currency of Payment”) at the place specified herein (such requirements are of the essence to this Agreement). If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in a Currency of Payment into another currency, the parties hereto agree that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase such Currency of Payment with such other currency at the Spot Selling Rate on the Business Day preceding that on which final judgment is given. The obligations in respect of any sum due hereunder to any Secured Party shall, notwithstanding any adjudication expressed in a currency other than the Currency of Payment, be discharged only to the extent that, on the Business Day following receipt by such Secured Party of any sum adjudged to be so due in such other currency, such Secured Party may, in accordance with normal banking procedures, purchase the Currency of Payment with such other currency. Each Loan Party agrees that (i) if the amount of the Currency of Payment so purchased is less than the sum originally due to such Secured Party in the Currency of Payment, as a separate obligation and notwithstanding the result of any such adjudication, such Loan Party shall immediately pay the shortfall (in the Currency of Payment) to such Secured Party and (ii) if the amount of the Currency of Payment so purchased exceeds the sum originally due to such Secured Party, such Secured Party shall promptly pay the excess over to such Loan Party in the currency and to the extent actually received. Québec Matters. For purposes of any assets, liabilities or entities located in the Province of Québec (Canada) and for all other purposes pursuant to which the interpretation or construction of this Agreement may be subject to the laws of the Province of Québec or a court or tribunal exercising jurisdiction in the Province of Québec, (a) “personal property” shall include “movable property”, (b) “real property” or “real estate” shall include “immovable property”, (c) “tangible property” shall include “corporeal property”, (d) “intangible property” shall include “incorporeal property”, (e) “security interest” and “lien” shall include a “hypothec”, “right of retention”, “prior claim”, “reservation of ownership” and a resolutory clause, (f) all references to filing, perfection, priority, remedies, registering or recording under the Uniform Commercial Code or a Personal Property Security Act shall include publication under the Civil Code of Québec, (g) all references to “perfection” of or “perfected” liens or security interest shall include a reference to an “opposable” or “set up” lien or security interest as against third parties, (h) any “right of offset”, “right of setoff” or similar expression shall include a “right of compensation”, (i) “goods” shall include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (j) an “agent” shall include a “mandatary”, (k) “construction liens” or “mechanics, materialmen, repairmen, construction contractors or other like Liens” shall include “legal hypothecs” and “legal hypothec in favour of Persons having taken part in the construction or renovation of an immovable”; (l) “joint and several” shall include “solidary”; (m) “gross negligence or willful misconduct” shall be deemed to be “intentional or gross fault”; (n) “beneficial ownership” shall include “ownership on behalf of another as mandatary”; (o) “easement” shall include “servitude”; (p) “priority” shall include “prior claim”, as applicable; (q) “survey” shall include “certificate of location and plan”; (r) “state” shall include “province”; (s) “fee simple title” shall include “absolute ownership”; (t) “accounts” shall include “claims”, (u) “legal title” shall include “holding title on behalf of an owner as mandatory or prête-nom”; (v) “leasehold interest” shall include a “valid lease”; (w) “lease” shall include a “leasing contract” and (x) “guaranty” and “guarantor” shall include “suretyship” and “surety”, respectively. Within one month of the delivery of any financial statements or other information written in a language other than English, at the request of the Administrative Agent or any Lender, the Borrower Representative shall deliver to the Administrative Agent (for distribution to the Lenders) an English translation of such financial statements. Limited Condition Transactions. Notwithstanding any other provision of this Agreement, in connection with any action being taken in connection with a Limited Condition Transaction, for purposes of (a) determining compliance with any provision of this Agreement that requires the calculation of the Fixed Charge Coverage Ratio, (b) testing availability under baskets set forth in this Agreement or (c) determining the accuracy of representations and warranties and/or whether a Default or Event of Default or Specified Event of Default shall have occurred and be continuing (other than with respect to Section 4.02), in each case, at the option of the Borrower Representative (the Borrower Representative’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder shall be deemed to be the date the definitive agreements with respect to such Limited Condition Transaction are entered into, in the case of a Limited Condition Eligible Transaction (in each case, the “LCT Test Date”), and if, after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith as if they had occurred at the beginning of the most recent period of four consecutive fiscal quarters ending on or prior to the LCT Test Date (or, if such date is not the last day of any fiscal quarter, the most recently completed fiscal quarter for which financial statements are required to have been delivered pursuant to Section 4.01(b) (at all times prior to the first delivery of financial statements after the Effective Date under Section 5.01(a) or (b)) or Section 5.01(a) or (b)), the Borrower Representative could have taken such action on the relevant LCT Test Date in compliance with such ratio, basket or requirement with respect to the accuracy of representations and warranties or absence of Defaults or Events of Default or Specified Event of Default, such ratio, basket or requirement shall be deemed to have been complied with; provided, with respect to any provision that requires minimum Aggregate Excess Availability or Average Aggregate Excess Availability, compliance with such Aggregate Excess Availability or Average Aggregate Excess Availability test shall be made at the time any Limited Condition Transaction is consummated instead of on the LCT Test Date. If the Borrower Representative has made an LCT Election for any Limited Condition Transaction, then, in connection with any subsequent calculation of the ratios or baskets on or following the relevant LCT Test Date and prior to the earlier of (i) the date on which such Limited Condition Transaction is consummated or (ii) the date that the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio or basket shall be calculated on a pro forma basis (or Pro Forma Basis, if applicable) assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness or Liens and the use of proceeds thereof) have been consummated. Reserves, Eligibility and Advances Rates. The Administrative Agent may, in its Permitted Discretion, but without duplication, (i) establish additional standards of eligibility upon at least five (5) Business Days’ prior written notice to the Borrower Representative (which notice shall include a reasonably detailed description of such additional standards of eligibility), provided that no such additional standards of eligibility may be imposed after the Effective Date based on circumstances, conditions, events or contingencies known to the Administrative Agent as of the Effective Date and for which no eligibility standards were imposed on the Effective Date, unless such circumstances, conditions, events or contingencies shall have changed in any material adverse respect since the Effective Date, (ii) upon the occurrence of and during the continuation of an Event of Default, reduce the advance rates set forth in the definition of any applicable Borrowing Base, and (iii) establish Reserves against eligibility or adjust Reserves upon at least five (5) Business Days’ prior written notice to the Borrower Representative (which notice shall include a reasonably detailed description of such Reserve being established or the adjustment thereto); provided that no such prior notice shall be required for changes to any Reserves resulting solely by virtue of mathematical calculations of the amount of the Reserves in accordance with the methodology of calculation previously utilized; provided, further, that, other than with respect to Banking Services Reserves, no Reserves may be taken after the Effective Date based on circumstances, conditions, events or contingencies known to the Administrative Agent as of the Effective Date and for which no Reserves were imposed on the Effective Date, unless such circumstances, conditions, events or contingencies shall have changed in any material adverse respect since the Effective Date or such Reserve relates to changes in law coming into force after the Effective Date. During such five (5) Business Day period, (x) the Administrative Agent shall, if requested by the Borrower Representative, discuss any such establishment of a Reserve or additional standard of eligibility or adjustment to a Reserve with the Borrower Representative, and the Borrower Representative may take such action as may be required so that the event, condition or matter that is the basis for such Reserve or additional standard of eligibility or adjustment no longer exists or exists in a manner that would result in the establishment of a lower Reserve or result in an additional standard of eligibility more favorable to the Borrowers or result in a lesser adjustment, in each case in a manner and to the extent reasonably satisfactory to the Administrative Agent and (y) no Borrower shall be permitted to request a Borrowing if an Overadvance would result after giving effect to such Reserves, adjustments or additional standards of eligibility. Notwithstanding anything to the contrary in this Agreement, (1) the amount of any such Reserve or adjustment or additional standard of eligibility shall have a reasonable relationship to the event, condition or other matter that is the basis for such Reserve or such adjustment or such additional standard of eligibility, and (2) no Reserves or changes shall be duplicative of Reserves or adjustments already accounted for through eligibility criteria (including collection/advance rates). Divisions. For all purposes under the Loan Documents, in connection with any Division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE II The Credits Commitments. Subject to the terms and conditions set forth herein, (a) each U.S. Tranche Lender severally (and not jointly) agrees to make U.S. Tranche Revolving Loans to the U.S. Borrowers in U.S. Dollars and (b) each European Tranche Lender severally (and not jointly) agrees to make European Tranche Revolving Loans to the European Borrowers in Available Currencies, in each case from time to time during the Availability Period in an aggregate principal amount that will not result in: (i) such U.S. Tranche Lender’s U.S. Tranche Revolving Exposure exceeding such U.S. Tranche Lender’s U.S. Tranche Commitment; (ii) such European Tranche Lender’s European Tranche Revolving Exposure exceeding such European Tranche Lender’s European Tranche Commitment;

(iii) the Aggregate Exposure exceeding the Aggregate Line Cap; (iv) the aggregate U.S. Tranche Revolving Exposure of all U.S. Tranche Lenders exceeding the U.S. Line Cap; or (v) the aggregate European Tranche Revolving Exposure of all European Tranche Lenders exceeding the European Line Cap; subject, in each case, to the Administrative Agent’s authority, in its sole discretion, to make Protective Advances or Overadvances pursuant to the terms of Sections 2.04 and 2.05. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans. The limitations on Borrowing referred to in clauses (i) through (v) above are referred to collectively as the “Revolving Exposure Limitations”. Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class, Type and currency made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. Any Protective Advance and any Overadvance shall be made in accordance with the procedures set forth in Sections 2.04 and 2.05. (b) Subject to Section 2.14, (i) each U.S. Tranche Revolving Borrowing denominated in U.S. Dollars and made to the U.S. Borrowers shall be comprised entirely of CBFR Loans or Term Benchmark Loans, (ii) each Revolving Borrowing denominated in U.S. Dollars and made to the U.S. Borrowers that is not a U.S. Tranche Revolving Borrowing shall be comprised entirely of Term Benchmark Loans or Overnight Rate Loans, (iii) each Revolving Borrowing denominated in a Foreign Currency and made to the U.S. Borrowers shall be comprised entirely of Term Benchmark Loans, RFR Loans or Overnight Rate Loans, (iv) each Borrowing denominated in an Available Currency and made to the U.K. Borrowers shall be comprised entirely of Term Benchmark Loans, RFR Loans, or Overnight Rate Loans, and (v) each Borrowing denominated in an Available Currency and made to the Dutch Borrowers shall be comprised entirely of Term Benchmark Loans, RFR Loans or Overnight Rate Loans, in each case as the Borrower Representative or the applicable Borrower may request in accordance herewith, provided that all Borrowings made to the U.S. Borrowers under the U.S. Tranche on the Effective Date must be made as CBFR Borrowings but may be converted into Term Benchmark Borrowings in accordance with Section 2.08, and all Borrowings made to the U.K. Borrowers, the Dutch Borrowers, and/or the U.S. Borrowers under the European Tranche must be made as Overnight Rate Borrowings but may be converted into Term Benchmark Borrowings in accordance with Section 2.08. Each Lender at its option may make any Term Benchmark Loan, Overnight Rate Loan or RFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.14, 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the relevant Borrowers to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Term Benchmark Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 (or, if such Borrowing is denominated in an Available Currency (other than U.S. Dollars), the Dollar Equivalent thereof) and not less than $500,000 (or, if such Borrowing is denominated in an Available Currency (other than U.S. Dollars), the Dollar Equivalent thereof). At the time each RFR

Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 (or, if such Borrowing is denominated in an Available Currency (other than U.S. Dollars), the Dollar Equivalent thereof) and not less than $500,000 (or, if such Borrowing is denominated in an Available Currency (other than U.S. Dollars), the Dollar Equivalent thereof), CBFR Borrowings and Overnight Rate Borrowings may be in any amount. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of twenty (20) Term Benchmark Borrowings outstanding. (d) Notwithstanding any other provision of this Agreement, the Borrower Representative shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date. Requests for Revolving Borrowings. To request a Revolving Borrowing, the Borrower Representative shall notify the Administrative Agent of such request either in writing (delivered by hand or fax) by delivering a Borrowing Request in the form of Exhibit F attached hereto (or such other form reasonably approved by the Administrative Agent) signed by a Responsible Officer of the Borrower Representative or through an Electronic System if arrangements for doing so have been approved by the Administrative Agent (or if an Extenuating Circumstance shall exist, by telephone) not later than (a) in the case of a Term Benchmark Borrowing , 3:00 p.m., Local Time, three (3) Business Days before the date of the proposed Borrowing, (b) in the case of an RFR Borrowing, 3:00 p.m., Local Time five (5) Business Days before the date of the proposed Borrowing, (c) in the case of a CBFR Borrowing, 1:00 p.m., Local Time, on the date of the proposed Borrowing, and (d) in the case of an Overnight Rate Borrowing, 10:00 a.m., Local Time, on the date of the proposed Borrowing; provided that any such notice of a Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e) may be given not later than 12:00 noon, Local Time, on the date of such proposed Borrowing. Each such Borrowing Request shall be irrevocable (unless otherwise agreed by the Administrative Agent) and each such telephonic Borrowing Request, if permitted, shall be confirmed promptly upon the cessation of the Extenuating Circumstance by hand delivery, facsimile or a communication through an Electronic System to the Administrative Agent of a written Borrowing Request in the form of Exhibit F (or such other form reasonably approved by the Administrative Agent) and signed by a Responsible Officer of the Borrower Representative. Each such written (or if permitted, telephonic) Borrowing Request shall specify the following information in compliance with Section 2.02: (i) the name of the applicable Borrower(s); (ii) the aggregate amount of the requested Borrowing and a breakdown of the separate wires comprising such Borrowing; (iii) the date of such Borrowing, which shall be a Business Day; (iv) whether such Borrowing is a U.S. Tranche Borrowing or European Tranche Borrowing; (v) whether such Borrowing is to be a CBFR Borrowing, a Term Benchmark Borrowing, an Overnight Rate Borrowing or an RFR Borrowing; (vi) in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (vii) the currency of the Loan comprising such Borrowing. If no election as to the currency of a Borrowing is specified, then the requested Revolving Borrowing shall be made in U.S. Dollars. If no election as to the Type of Revolving Borrowing is specified, then (1) in the case of a U.S. Tranche Revolving Borrowing, the requested Revolving Borrowing shall be a CBFR Borrowing, (2) in the case of a Revolving Borrowing made to a U.S. Borrower that is not a U.S. Tranche Revolving Borrowing, the requested Revolving Borrowing shall be a Term Benchmark Borrowing, and (3) in the case of a Revolving Borrowing made to a U.K. Borrower or a Dutch Borrower in Sterling, the requested Borrowing shall be a RFR Borrowing and (4) in the case of a Revolving Borrowing made to a U.K. Borrower or a Dutch Borrower in an Available Currency (other than Sterling), the requested Revolving Borrowing shall be a Term Benchmark Borrowing. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the applicable Borrower(s) shall be deemed to have selected an Interest Period of one month’s duration for such Term Benchmark Borrowing. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Protective Advances. (a) Subject to the limitations set forth below, the Administrative Agent is authorized by the Borrowers and the Lenders, from time to time in the Administrative Agent’s sole discretion (but shall not have the obligation to), (i) to make Loans (collectively, the “U.S. Tranche Protective Advances”) to the U.S. Borrowers in U.S. Dollars on behalf of the U.S. Tranche Lenders or (ii) make Loans (collectively, the “European Tranche Protective Advances”; and together with the U.S. Tranche Protective Advances, collectively, the “Protective Advances”) to the European Borrowers in any Available Currency on behalf of the European Tranche Lenders, in each case which the Administrative Agent, in its Permitted Discretion, deems necessary or desirable (x) to preserve or protect the Collateral, or any portion thereof, (y) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (z) during the occurrence and continuation of an Event of Default or in order to prevent an Event of Default, to pay any other amount chargeable to or required to be paid by the Loan Parties pursuant to the terms of this Agreement, including payments of reimbursable expenses (including costs, fees, and expenses as described in Section 9.03) and other sums payable under the Loan Documents; provided that, (A) the aggregate amount of Protective Advances outstanding at any time and made on behalf of the U.S. Tranche Lenders shall not exceed ten percent (10%) of the aggregate U.S. Tranche Commitments of all U.S. Tranche Lenders at such time, (B) the Dollar Equivalent of the aggregate amount of Protective Advances outstanding at any time and made on behalf of the European. Tranche Lenders shall not exceed ten percent (10%) of the aggregate European Tranche Commitments of all European Tranche Lenders at such time, (C) the U.S. Tranche Revolving Exposure of each U.S. Tranche Lender after giving effect to any U.S. Tranche Protective Advance shall not exceed the U.S. Tranche Commitment of such U.S. Tranche Lender, (D) the European Tranche Revolving Exposure of each European Tranche Lender after giving effect to any European Tranche Protective Advance shall not exceed the European Tranche Commitment of such European Tranche Lender, and (E) the Aggregate Exposure after giving effect to the Protective Advances being made shall not exceed the Aggregate Commitment. Protective Advances may be made even if the conditions precedent set forth in Section 4.02 have not been satisfied. The Protective Advances shall be secured by the Liens in favor of the Administrative Agent in and to the applicable Collateral and, all Protective Advances shall constitute Obligations hereunder. All Protective Advances made to the U.S. Borrowers denominated in U.S. Dollars shall be CBFR Borrowings, all Protective Advances made to the U.S. Borrowers denominated in any other Available Currency (other than U.S. Dollars) shall be Overnight Rate Borrowings, all Protective Advances made to the U.K. Borrowers and/or the Dutch Borrowers denominated in any Available Currency shall be Overnight Rate Borrowings. The making of a Protective Advance on any one occasion shall not obligate the Administrative Agent to make any Protective Advance on any other occasion. The Administrative Agent’s authorization to make Protective Advances may be revoked at any time by the Required Lenders. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent’s receipt thereof. At any time that there is sufficient

Aggregate Excess Availability and the conditions precedent set forth in Section 4.02 have been satisfied, the Administrative Agent may request the applicable Lenders to make a Loan pursuant to Section 2.01 to repay a Protective Advance. At any other time the Administrative Agent may require the Lenders to fund their risk participations described in Section 2.04(b). (b) Upon the making of a Protective Advance by the Administrative Agent (whether before or after the occurrence of a Default), each U.S. Tranche Lender (in the case of any Protective Advance made on behalf of the U.S. Tranche Lenders), or each European Tranche Lender (in the case of any Protective Advance made on behalf of the European Tranche Lenders), as applicable, shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Administrative Agent, without recourse or warranty, an undivided interest and participation in such Protective Advance in proportion to its Applicable Percentage. From and after the date, if any, on which any Lender is required to fund its participation in any Protective Advance purchased hereunder, the Administrative Agent shall promptly distribute to such Lender, such Lender’s Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Protective Advance. Overadvances. (a) [Reserved]. (b) Any provision of this Agreement to the contrary notwithstanding, at the request of the Borrower Representative, the Administrative Agent may in its sole discretion (but with absolutely no obligation), on behalf of the U.S. Tranche Lenders or the European Tranche Lenders, (i) make Loans to the applicable Borrowers in amounts such that the requested Loans are not in compliance of the Revolving Exposure Limitations (any such Loans made not in compliance of the Revolving Exposure Limitations, to the extent not in compliance of such limitations, are herein referred to collectively as “Overadvances”) or (ii) (A) deem the amount of U.S. Tranche Revolving Loans outstanding to the U.S. Borrowers that are in excess of the U.S. Excess Availability to be Overadvances or (B) deem the amount of Loans outstanding to the European Borrowers that are in excess of the European Excess Availability to be Overadvances; provided that, no Overadvance shall result in a Default due to Borrowers’ failure to comply with Section 2.01 for so long as such Overadvance remains outstanding in accordance with the terms of this paragraph, but solely with respect to the amount of such Overadvance. In addition, Overadvances may be made even if the condition precedent set forth in Section 4.02(c) has not been satisfied. All Overadvances to the U.S. Borrowers shall constitute CBFR Borrowings. All Overadvances to the U.K. Borrowers and/or the Dutch Borrowers shall constitute Overnight Rate Borrowings. The making of an Overadvance on any one occasion shall not obligate the Administrative Agent to make any Overadvance on any other occasion. The authority of the Administrative Agent to make Overadvances on behalf of the U.S. Tranche Lenders shall be limited to an aggregate principal amount of ten percent (10%) of the aggregate U.S. Tranche Commitments of all U.S. Tranche Lenders at such time, and the authority of the Administrative Agent to made Overadvances on behalf of the European Tranche Lenders shall not exceed an aggregate principal amount equal to the Dollar Equivalent of ten percent (10%) of the aggregate European Tranche Commitments of all European Tranche Lenders at such time. No Overadvance on behalf of a U.S. Tranche Lender shall cause such Lender’s U.S. Tranche Revolving Exposure to exceed its U.S. Tranche Commitment, and no Overadvance on behalf of a European Tranche Lender shall cause such Lender’s European Tranche Revolving Exposure to exceed its European Tranche Commitment. No Overadvance may remain outstanding for more than thirty (30) days. Notwithstanding the foregoing, the Required Lenders may at any time revoke the Administrative Agent’s authorization to make Overadvances. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent’s receipt thereof.

(c) Upon the making of an Overadvance (whether before or after the occurrence of a Default), each U.S. Tranche Lender (in the case of any Overadvance made on behalf of the U.S. Tranche Lenders), and each European Tranche Lender (in the case of any Overadvance made on behalf of the European Tranche Lenders) shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Administrative Agent without recourse or warranty, an undivided interest and participation in such Overadvance in proportion to its Applicable Percentage of the U.S. Tranche Commitments and/or the European Tranche Commitments, as applicable. The Administrative Agent may, at any time, require the Lenders to fund their participations. From and after the date, if any, on which any Lender is required to fund its participation in any Overadvance purchased hereunder, the Administrative Agent shall promptly distribute to such Lender, such Lender’s Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Overadvance. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower Representative may request the issuance of Letters of Credit for its own account or for the account of another Borrower denominated in an Available Currency as the applicant thereof for the support of its or its Restricted Subsidiaries’ obligations, in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the Availability Period, and the Issuing Bank may, but shall have no obligation, to issue such requested Letters of Credit pursuant to this Agreement. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Letter of Credit Agreement, the terms and conditions of this Agreement shall control. Notwithstanding anything herein to the contrary, the applicable Issuing Bank shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit (i) the proceeds of which would be made available to any Person (A) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (B) in any manner that would result in a violation of any Sanctions by any party to this Agreement, (ii) if any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any Requirement of Law relating to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which such Issuing Bank in good faith deems material to it, or (iii) if the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed not to be in effect on the Effective Date for purposes of clause (ii) above, regardless of the date enacted, adopted, issued or implemented. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Effective Date shall be subject to and governed by the terms and conditions hereof.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower Representative shall deliver by hand or facsimile (or transmit through an Electronic System, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the Administrative Agent (reasonably in advance of, but in any event no less than prior to 9:00 a.m., Local Time, at least three (3) Business Days prior to the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit (which Letter of Credit shall be in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank), or identifying the Letter of Credit to be amended, renewed or extended, and specifying the name of the applicable Borrower, whether such Letter of Credit is to constitute a U.S. Tranche Letter of Credit or a European Tranche Letter of Credit, the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with clause (c) of this Section), the amount of such Letter of Credit, the Available Currency applicable to such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. Each U.S. Tranche Letter of Credit shall be issued in U.S. Dollars for the account of a U.S. Borrower. Each European Tranche Letter of Credit shall be issued in any Available Currency for the account of a European Borrower. In addition, as a condition to any such Letter of Credit issuance, the applicable Borrower shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application in each case, as required by the applicable Issuing Bank and using such Issuing Bank’s standard form (each, a “Letter of Credit Agreement”). A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, the Revolving Exposure Limitations shall be satisfied. (c) Expiration Date. Each Letter of Credit (other than the Existing Letters of Credit) shall expire (or be subject to termination or non-renewal by notice from the Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, including, without limitation, any automatic renewal provision, one year after such renewal or extension) and (ii) the date that is five (5) Business Days prior to the Maturity Date; provided that any Letter of Credit with a one-year tenor may provide for the renewal thereof for additional one- year periods (which shall in no event extend beyond the date referred to in clause (ii) above). Borrowers understand and agree that Issuing Bank is not required to extend the expiration date of any Letter of Credit for any reason. With respect to any Letter of Credit containing an “automatic amendment” to extend the expiration date of such Letter of Credit, the applicable Issuing Bank, in its sole and absolute discretion, may give notice of nonrenewal of such Letter of Credit and, if the applicable Borrower does not at any time want the then current expiration date of such Letter of Credit to be extended, such Borrower will so notify the Administrative Agent and the applicable Issuing Bank at least 30 calendar days (or such shorter period as the Administrative Agent and such Issuing Bank shall agree) before such Issuing Bank is required to notify the beneficiary of such Letter of Credit or any advising bank of such non-extension pursuant to the terms of such Letter of Credit. (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, such Issuing Bank hereby grants to each U.S. Tranche Lender with respect to a U.S. Tranche Letter of Credit, and to each European Tranche Lender with respect to a European Tranche Letter of Credit, and each applicable Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such U.S. Tranche Letter of Credit and/or European

Tranche Letter of Credit, as applicable. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement (in the same currency as such LC Disbursement) made by such Issuing Bank and not reimbursed by the applicable Borrowers on the date due as provided in clause (e) of this Section, or of any reimbursement payment required to be refunded to the applicable Borrowers for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of U.S. Tranche Letters of Credit and/or European Tranche Letters of Credit, as applicable, is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. (e) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, (x) each U.S. Borrower, in the case of any Letter of Credit issued at the request of or on behalf of the U.S. Borrowers, jointly and severally agrees and (y) each European Borrower, in the case of any Letter of Credit issued at the request of or on behalf of the European Borrowers, jointly and severally agrees, to reimburse such LC Disbursement in the same currency as such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, Local Time, on the next Business Day immediately following the day that the Borrower Representative receives notice of such LC Disbursement; provided that the Borrower Representative may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 (1) that such payment be financed with, to the extent such LC Disbursement was made in U.S. Dollars under the U.S. Tranche, a CBFR Borrowing in an equivalent amount and, to the extent so financed, the applicable Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting CBFR Borrowing, and (2) that such payment be financed with, to the extent such LC Disbursement was made in an Approved Currency under the European Tranche an Overnight Rate Borrowing in an equivalent amount and, to the extent so financed, the applicable Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting Overnight Rate Borrowing. If the applicable Borrowers fail to make such payment when due, the Administrative Agent shall notify each U.S. Tranche Lender (in the case of a U.S. Tranche Letter of Credit), or each European Tranche Lender (in the case of a European Tranche Letter of Credit), in each case of the applicable LC Disbursement, the payment then due from the applicable Borrowers in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each applicable Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the applicable Borrowers, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the applicable Borrowers pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the applicable Issuing Bank, then to such Lenders and the applicable Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the applicable Issuing Bank for any LC Disbursement (other than the funding of Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrowers of their obligation to reimburse such LC Disbursement. (f) Obligations Absolute. The Borrowers’ joint and several obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) any payment by the applicable Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers’ obligations hereunder. None of the Administrative Agent, the Lenders, the Issuing Banks or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable Issuing Bank; provided that the foregoing shall not be construed to excuse the applicable Issuing Bank from liability to any Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by each Borrower to the extent permitted by applicable law) suffered by such Borrower that are caused by the applicable Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the applicable Issuing Bank (as finally determined by a court of competent jurisdiction), the applicable Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. Without limiting anything in this Section 2.06, Borrower Representative will examine a copy of each Letter of Credit and any other documents sent by the applicable Issuing Bank in connection therewith and shall promptly notify Issuing Bank (not later than three (3) Business Days following Borrowers’ receipt of documents from Issuing Bank) of any non-compliance with Borrowers’ instructions and of any discrepancy in any document under any presentment or other irregularity. (g) Disbursement Procedures. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The applicable Issuing Bank shall promptly notify the Administrative Agent and the applicable Borrower by telephone (confirmed by fax or through Electronic Systems) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Loan Parties of their obligation to reimburse the applicable Issuing Bank and the Lenders with respect to any such LC Disbursement. (h) Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that such Borrower reimburses such LC Disbursement, at the rate per annum then applicable to (i) if such Borrower is a U.S. Borrower, CBFR Loans and (ii) if such Borrower is a European Borrower under the European Tranche, Overnight Rate Loans, in each case such interest shall be payable on the date when such reimbursement is due; provided that, if any Borrower fails to reimburse such LC

Disbursement when due pursuant to clause (e) of this Section, then Section 2.13(i) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to clause (e) of this Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment. (i) Replacement and Resignation of an Issuing Bank. (i) Any Issuing Bank may be replaced at any time by written agreement among the Borrower Representative, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (A) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank being replaced under this Agreement with respect to Letters of Credit to be issued thereafter and (B) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit then outstanding and issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (ii) Subject to the appointment and acceptance of a successor Issuing Bank, the Issuing Bank may resign as an Issuing Bank at any time upon thirty (30) days’ prior written notice to the Administrative Agent, the Borrower Representative and the Lenders, in which case, such Issuing Bank shall be replaced in accordance with Section 2.06(i) above. (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day following the date that the Borrower Representative receives written notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, there shall be deposited in one or more accounts with the Administrative Agent (collectively, the “LC Collateral Account”), (i) by the U.S. Borrowers in the name of the Administrative Agent and for the benefit of U.S. Tranche Lenders, an amount in cash equal to 103% of the U.S. Tranche LC Exposure as of such date plus accrued and unpaid interest thereon and (ii) by the European Borrowers in the name of the Administrative Agent and for the benefit of European Tranche Lenders, an amount in cash equal to 103% of the Dollar Equivalent amount of the European Tranche LC Exposure as of such date plus accrued and unpaid interest thereon; provided that (i) the portions of such amount attributable to undrawn Foreign Currency Letters of Credit or LC Disbursements in a Foreign Currency that any Borrower is not late in reimbursing shall be deposited in the applicable Foreign Currencies in an amount equal to 103% of the actual amount of such undrawn Letters of Credit and LC Disbursements and (ii) the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence and during the continuance of any Event of Default with respect to any Borrower described in clause (h) or (i) of Article VII. For the purposes of this paragraph, the Foreign Currency LC Exposure shall be calculated using the applicable Spot Selling Rate on the date notice demanding cash collateralization is delivered to the Borrower Representative. Each applicable Borrower shall also deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.10(b), 2.11(b) or 2.20. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the applicable Secured Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the LC Collateral Account. Each Borrower hereby grants the Administrative Agent a security interest in its respective LC Collateral Account and all money or other assets on deposit therein or credited thereto. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the applicable Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the LC Collateral Account. Moneys in the applicable LC Collateral Account shall be applied by the Administrative Agent to reimburse the applicable Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the applicable Borrower(s) for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other applicable Secured Obligations. If any Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence and continuance of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower within three (3) Business Days after all such Events of Default have been cured or waived as confirmed in writing by the Administrative Agent. The Administrative Agent shall return to the applicable Borrowers cash collateral required by Section 2.11(b) within three (3) Business Days following the date that such cash collateral is no longer required thereunder. (k) Issuing Bank Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section, report in writing to the Administrative Agent (i) periodic activity (for such period or recurrent periods as shall be requested by the Administrative Agent) in respect of Letters of Credit issued by such Issuing Bank, including all issuances, extensions, amendments and renewals (provided that none of the foregoing shall apply to any renewal of a Letter of Credit pursuant to an automatic renewal provision set forth in such Letter of Credit when it is initially issued), all expirations and cancelations and all disbursements and reimbursements, (ii) reasonably prior to the time that such Issuing Bank issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the stated amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed) (provided that none of the foregoing shall apply to any renewal of a Letter of Credit pursuant to an automatic renewal provision set forth in such Letter of Credit when it is initially issued), (iii) on each Business Day on which such Issuing Bank makes any LC Disbursement, the date and Dollar Equivalent amount of such LC Disbursement, (iv) on any Business Day on which any Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount of such LC Disbursement, and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank. All reporting from each Issuing Bank with respect to any Letter of Credit shall indicate whether each Letter of Credit constitutes a U.S. Tranche Letter of Credit or a European Tranche Letter of Credit. (l) LC Exposure Determination. For all purposes of this Agreement, the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at the time of determination. (m) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Restricted Subsidiary, or states that a Restricted Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of any Issuing Bank (whether arising by contract, at law, in equity or otherwise)

against such Restricted Subsidiary in respect of such Letter of Credit, the Borrowers (i) shall reimburse, indemnify and compensate each Issuing Bank hereunder for, in the case of the U.S. Borrowers, such U.S. Tranche Letter of Credit (including to reimburse any and all drawings thereunder), and in the case of the European Borrowers, such European Tranche Letter of Credit (including to reimburse any and all drawings thereunder), in each case as if such Letter of Credit had been issued solely for the account of such Borrower and (ii) irrevocably waive any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Restricted Subsidiary in respect of such Letter of Credit. Each Borrower hereby acknowledges that the issuance of such Letters of Credit for its Restricted Subsidiaries inures to the benefit of the Borrowers, and that each Borrower’s business derives substantial benefits from the businesses of such Restricted Subsidiaries. Funding of BorrowingsEach Lender shall make each Loan to be made by such Lender hereunder on the proposed date thereof solely by wire transfer of immediately available funds by 2:00 p.m., Local Time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s Applicable Percentage. The Administrative Agent will make such Loans available to the relevant Borrowers by promptly crediting the funds so received in the aforesaid account of the Administrative Agent to the applicable Funding Account; provided that Loans made to finance the reimbursement of (i) an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank and (ii) a Protective Advance or an Overadvance shall be retained by the Administrative Agent. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender'’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with clause (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and such Borrowers each severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the applicable Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of the Borrowers, (A) if such amount is a Borrowing made to the U.S. Borrowers in U.S. Dollars, the interest rate applicable to CBFR Loans, or in the case of Foreign Currencies, in accordance with such market practice, in each case, as applicable (B) if such amount is a Borrowing made to the U.S. Borrowers in a Foreign Currency, the interest rate applicable to Overnight Loans, (C) if such amount is a Borrowing made to the U.K. Borrowers, the interest rate applicable to Overnight Loans, and (D) if such amount is a Borrowing made to the Dutch Borrowers, the interest rate applicable to Overnight Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing, provided, that any interest received from a Borrower by the Administrative Agent during the period beginning when Administrative Agent funded the Borrowing until such Lender pays such amount shall be solely for the account of the Administrative Agent. Interest Elections. (a) Each Borrowing initially shall be of the Type and Available Currency specified in the applicable Borrowing Request and, in the case of a Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request (or, if not specified therein, an Interest Period of one (1) month’s duration). Thereafter, the Borrower Representative may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term

Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower Representative may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Overadvances or Protective Advances, which may not be converted or continued. Notwithstanding anything to the contrary herein, this Section shall not be construed to permit any Borrower, or the Borrower Representative on its behalf, to (i) change the currency of any Borrowing, (ii) elect an Interest Period that does not comply with Section 2.02, or (iii) convert any Borrowing to a Borrowing of a Type not available under such Borrowing or to such Borrower as otherwise set forth herein. (b) To make an election pursuant to this Section, the Borrower Representative shall notify the Administrative Agent of such election either in writing (delivered by hand or fax) by delivering an Interest Election Request signed by a Responsible Officer of the Borrower Representative or through Electronic System if arrangements for doing so have been approved by the Administrative Agent (or if an Extenuating Circumstance shall exist, by telephone) by the time that a Borrowing Request would be required under Section 2.03 if the Borrower Representative were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable (unless the Administrative Agent otherwise agrees) and each such telephonic Interest Election Request, if permitted, shall be confirmed immediately upon the cessation of the Extenuating Circumstance by hand delivery, Electronic System or facsimile to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by a Responsible Officer of the Borrower Representative. (c) Each written (or if permitted, telephonic) Interest Election Request (including requests submitted through an Electronic System) shall specify the following information in compliance with Section 2.02: (i) the Available Currency, the name of the applicable Borrower and the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing, (A) if in Dollars to a U.S. Borrower is to be a CBFR Borrowing or a Term Benchmark Borrowing, (B) if in any Foreign Currency to a U.S. Borrower is to be a Term Benchmark Borrowing or Overnight Rate Borrowing, (C) if to a U.K. Borrower, is to be a Term Benchmark Borrowing, RFR Borrowing or Overnight Rate Borrowing, or (D) if to a Dutch Borrower, is to be a Term Benchmark Borrowing, RFR Borrowing or Overnight Rate Borrowing; and (iv) if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration. Notwithstanding anything to the contrary contained in this Section, this

Section shall not be construed to permit any Borrower, or the Borrower Representative on its behalf, to change the currency of any Borrowing. (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender'’s portion of each resulting Borrowing. (e) If the Borrower Representative fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing in an Available Currency prior to the end of the Interest Period applicable thereto, then, unless such Term Benchmark Borrowing is repaid as provided herein, at the end of such Interest Period (i) in the case of a Borrowing under the U.S. Tranche by the U.S. Borrowers denominated in Dollars, such Borrowing shall be converted to a CBFR Borrowing, (ii) in the case of a Borrowing by the U.S. Borrowers under the European Tranche denominated in any Available Currency, such Borrowing shall automatically continue as a Term Benchmark Borrowing in the same Available Currency with an Interest Period of one (1) month, (iii) in the case of a Borrowing by a U.K. Borrower, such Borrowing shall continue as a Term Benchmark Borrowing in the same Available Currency with an Interest Period of one (1) month, and (iv) in the case of a Borrowing by a Dutch Borrower, such Borrowing shall continue as a Term Benchmark Borrowing in the same Available Currency with an Interest Period of one (1) month. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower Representative, then, so long as an Event of Default is continuing (1) no outstanding Revolving Borrowing denominated in U.S. Dollars and made to a U.S. Borrower may be converted to or continued as a Term Benchmark Borrowing, (2) unless repaid, each Term Benchmark Borrowing made to the U.S. Borrowers under the U.S. Tranche denominated in Dollars shall be converted to a CBFR Borrowing at the end of the Interest Period applicable thereto, (3) unless repaid, each Term Benchmark Borrowing under the European Tranche denominated in any Available Currency and made to a U.S. Borrower shall automatically be continued as a Term Benchmark Borrowing in the same Available Currency with an Interest Period of (1) month (or such other period determined by the Administrative Agent in its sole discretion) and (4) unless repaid, each Term Benchmark Borrowing made to a U.K. Borrower or a Dutch Borrower shall bear interest at the Central Bank Rate for the applicable Available Currency plus the RFR Spread. Termination and Reduction of Commitments; Increase in Revolving Commitments. (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date. (b) The Borrowers may at any time terminate the Commitments upon the Payment in Full of the Secured Obligations. (c) The Borrowers may from time to time reduce the Commitments; provided that (i) each reduction of the Commitments (applied to the U.S. Tranche Commitments and/or the European Tranche Commitments as designated by the Borrower Representative) shall be in a Dollar Equivalent amount that is an integral multiple of $5,000,000 and not less than $5,000,000 and (ii) the Borrowers shall not terminate or reduce the Commitments (or the U.S. Tranche Commitments or the European Tranche Commitments) if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, the Revolving Exposure Limitations would not be satisfied. (d) The Borrower Representative shall notify the Administrative Agent of any election to terminate or reduce the Commitments under clause (b) or (c) of this Section at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower Representative pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower Representative may state that such notice is conditioned upon the effectiveness of other credit facilities or any other transaction, in which case such notice may be revoked by the Borrower Representative (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. (e) The Borrowers shall have the right to increase the Commitments by obtaining additional Commitments (with a corresponding increase to the U.S. Tranche Commitments and/or the European Tranche Commitments, as designated by the Borrower Representative) (or, solely to the extent set forth in clause (h) below, provide commitments under a new facility consisting a Last-Out Incremental Tranche (as defined below)) (each, an “Incremental Commitment”), either from one or more of the Lenders or another lending institution (each, an “Incremental Lender”) provided that (i) any such request for an increase shall be in a minimum amount of $25,000,000, (ii) the Borrower Representative, on behalf of the Borrowers, may make a maximum of ten (10) such requests, (iii) after giving effect thereto, the sum of the total of the Incremental Commitments does not exceed $500,000,000, (iv) the Administrative Agent and the Issuing Banks have approved the identity of any such new Incremental Lender, such approvals not to be unreasonably withheld, (v) any such new Incremental Lender assumes all of the rights and obligations of a “Lender” hereunder, (vi) the procedure described in Section 2.09(f) has been satisfied, (vii) the structuring, upfront and arranger fees and other similar fees in respect of such Incremental Commitment and the extension of credit thereunder shall be determined by the Borrowers, the Administrative Agent, the Issuing Banks, and the applicable Incremental Lenders, (viii) except as set forth in clause (vii) above or with respect to any Last-Out Incremental Tranche under clause (h) below, any Incremental Commitment shall be on the same terms and pursuant to the same documentation applicable to the applicable existing Commitments hereunder, and (ix) any Incremental Commitment may establish a Canadian facility where one or more Canadian Loan Parties may become borrowers pursuant to (A) customary restrictions and limitations required by local law, (B) an amendment to this Agreement (and delivery of all other additional Loan Documents) required to establish and reflect such Canadian facility, and (C) as agreed between the Borrower Representative and the Administrative Agent. Nothing contained in this Section 2.09 shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Commitment hereunder at any time. (f) Any amendment hereto for such an increase or addition shall be in form and substance reasonably satisfactory to the Administrative Agent and the Borrower Representative, and shall only require the written signatures of the Administrative Agent, the Issuing Banks, the Borrowers and each Incremental Lender being added or increasing its Commitment. Subject to customary “SunGuard” or other “certain funds” conditionality provisions to the extent the proceeds thereof are used to finance Acquisitions or similar Investments in each case permitted hereunder (but subject to clause (e)(viii) above), as a condition precedent to such an increase or addition, the Borrowers shall deliver to the Administrative Agent (i) a certificate of each Loan Party signed by an authorized officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (B) in the case of the Borrowers, certifying that, before and after giving effect to such increase or addition, (1) the representations and warranties contained in Article III and the other Loan Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be correct and in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects), and (2) no Event of Default exists or would result therefrom, and (ii) customary legal opinions, in each case to the extent requested by the Administrative Agent. (g) On the effective date of any such increase or addition, (i) any Incremental Lender increasing (or, in the case of any newly added Incremental Lender, extending) its U.S. Tranche Commitment and/or European Tranche Commitment, as applicable, shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders that have a U.S. Tranche Commitment and/or European Tranche Commitment, as applicable, as being required in order to cause, after giving effect to such increase or addition and the use of such amounts to make payments to such other Lenders, each such Lender’s portion of the outstanding U.S. Tranche Revolving Loans or European Tranche Revolving Loans, as applicable, of all the Lenders to equal its revised Applicable Percentage of such outstanding U.S. Tranche Revolving Loans or European Tranche Revolving Loans, as applicable, and the Administrative Agent shall make such other adjustments among the Lenders with respect to the U.S. Tranche Revolving Loans or European Tranche Revolving Loans, as applicable, then outstanding and amounts of principal, interest, commitment fees and other amounts paid or payable with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to effect such reallocation and (ii) the applicable Borrowers shall be deemed to have repaid and reborrowed all outstanding U.S. Tranche Revolving Loans or European Tranche Revolving Loans, as applicable, as of the date of any increase (or addition) in the U.S. Tranche Commitment and/or the European Tranche Commitment, as applicable (with such reborrowing to consist of the Types of Revolving Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower Representative, in accordance with the requirements of Section 2.03). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Term Benchmark Loan, shall be subject to indemnification by the Borrowers pursuant to the provisions of Section 2.16 if the deemed payment occurs other than on the last day of the related Interest Periods. Within a reasonable time after the effective date of any increase or addition, the Administrative Agent shall, and is hereby authorized and directed to, revise the Commitment Schedule to reflect such increase or addition and shall distribute such revised Commitment Schedule to each of the Lenders and the Borrower Representative, whereupon such revised Commitment Schedule shall replace the old Commitment Schedule and become part of this Agreement. (h) Any Incremental Commitment may be in the form of a separate “last-out” tranche (the “Last-Out Incremental Tranche”) with interest rate margins, rate floors, upfront fees, funding discounts and original issue discounts and advance rates, in each case to be agreed upon (which, for the avoidance of doubt, shall not require any adjustment to the Applicable Rate or other Loans) among the Borrowers, the Administrative Agent and the Incremental Lenders providing the Last- Out Incremental Tranche so long as (i) any loans and related obligations in respect of the Last-Out Incremental Tranche are not guaranteed by any Person other than the Loan Guarantors and are not secured by any assets other than Collateral; (ii) as between (A) the Revolving Loans (other than the Last Out Incremental Tranche) and (B) the Last-Out Incremental Tranche, all proceeds from the liquidation or other realization of the Collateral or application of funds under Section 2.18(b) shall be applied, first to obligations owing under, or with respect to, the Revolving Loans (other than the Last-Out Incremental Tranche), and second to the Last-Out Incremental Tranche; (C) the Borrowers may not prepay Revolving Loans under the Last-Out Incremental Tranche or terminate or reduce the commitments in respect thereof at any time that other Revolving Loans and/or amounts owed in respect of Letters of Credit (unless Cash Collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent) are outstanding; (iii) the Required Lenders shall exercise control of remedies in respect of the Collateral; (iv) no changes affecting the priority status of the Revolving Loans (other than the Last-Out Incremental Tranche) vis-à-vis the Last-Out Incremental Tranche may be made without the consent of each of the Lenders (other than the Lenders under Last-Out Incremental Tranche), (v) the final maturity of any Last-Out Incremental Tranche shall not occur, and no Last-Out Incremental Tranche shall require mandatory commitment reductions prior to, the Maturity Date at such time and (vi) except as otherwise set forth in this clause (h), the terms of any Last-Out Incremental Tranche are reasonably satisfactory to the Administrative Agent and the Issuing Banks. (i) Notwithstanding anything to the contrary in this Agreement, clauses (e) through (i) of this Section shall supersede any provisions in Section 2.18 or Section 9.02 to the contrary. Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each U.S. Tranche Lender the then unpaid principal amount of each U.S. Tranche Revolving Loan made to such Borrower on the Maturity Date in the currency that such Loan was made, (ii) to the Administrative Agent for the account of each European Tranche Lender the then unpaid principal amount of each European Tranche Revolving Loan made to such Borrower on the Maturity Date in the currency that such Loan was made, (iii) to the Administrative Agent the then unpaid amount of each Protective Advance made for the account of such Borrower on the earlier of the Maturity Date and demand by the Administrative Agent in the currency that such Protective Advance was made, and (iv) to the Administrative Agent the then unpaid principal amount of each Overadvance made for the account of such Borrower on the earlier of the Maturity Date and demand by the Administrative Agent in the currency that such Overadvance was made. (b) On each Business Day during a Cash Dominion Period, the Administrative Agent shall apply all funds credited to any Collection Account on such Business Day or the immediately preceding Business Day (at the discretion of the Administrative Agent, whether or not the funds for checks are actually collected, on such Business Day or the immediately preceding Business Day), first to prepay any Protective Advances and Overadvances that may be outstanding, pro rata, denominated in like currency to the currency of the monies in such Collection Account and second to prepay the Loans and to cash collateralize outstanding LC Exposure, denominated in like currency to the currency of the monies in such Collection Account. In the event and to the extent that any Protective Advances, Overadvances and Loans remain unapplied following such application as a result of a mismatch between the currencies of the amounts in the Collection Accounts and the currencies in which the outstanding Protective Advances, Overadvances, and/or Loans are denominated, the applicable Borrowers shall be deemed to have requested the Administrative Agent to convert any such excess funds to the currency or currencies of the outstanding Protective Advances, Overadvances and/or Loans, and apply such converted amounts to such outstanding Protective Advances, Overadvances and/or Loans (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class, the Available Currency and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (e) The entries made in the accounts maintained pursuant to clause (c) or (d) of this Section shall be, absent manifest error, prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Loans in accordance with the terms of this Agreement. (f) Any Lender may request that Loans made by it to any Borrower be evidenced by a promissory note. In such event, the relevant Borrower(s) shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent and the Borrowers. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form. Prepayment of Loans. (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with clause (c) of this Section and, if applicable, payment of any break funding expenses under Section 2.16 but otherwise without premium or penalty. (b) Except for Overadvances permitted under Section 2.05, (i) in the event and on such occasion that the aggregate U.S. Tranche Revolving Exposures exceed the U.S. Borrowing Base or otherwise is in excess of any of the Revolving Exposure Limitations, the U.S. Borrowers shall prepay their Loans and/or LC Exposure or cash collateralize their LC Exposure in an account with the Administrative Agent pursuant to Section 2.06(j), as applicable, in an aggregate amount equal to such excess and (ii) in the event and on such occasion that the aggregate European Tranche Revolving Exposures exceed the European Borrowing Base, or otherwise is in excess of any of the Revolving Exposure Limitations, the European Borrowers shall prepay their Loans and/or LC Exposure or cash collateralize the LC Exposure in an account with the Administrative Agent pursuant to Section 2.06(j), as applicable, in an aggregate amount equal to such excess; provided, that in the case of clause (i) or (ii) above, if such excess arises as a result of the Administrative Agent’s determination of the Dollar Equivalent of the U.S. Tranche Revolving Exposure or the European Tranche Revolving Exposure, as applicable, based on the Spot Selling Rate, then the Borrowers will have three (3) Business Days from the date that the Borrower Representative is notified of such excess to prepay the Loans or LC Exposure, as the case may be, as contemplated this clause (b). (c) The Borrower Representative shall notify the Administrative Agent by telephone (confirmed by fax) (except that in relating to Loans to the U.K. Borrowers and/or the Dutch Borrowers, any notice of amounts to be prepaid must be in writing) or through Electronic System, if arrangements for doing so have been approved by the Administrative Agent, of any prepayment hereunder not later than 12:00 noon, Local Time, (i) in the case of prepayment of a Term Benchmark Borrowing, three (3) Business Days before the date of prepayment, (B) in the case of prepayment of an RFR Borrowing, five (5) Business Days before the date of prepayment, or (ii) in the case of prepayment of a CBFR Borrowing or an Overnight Rate Borrowing, not later than 12:00 noon, Local Time on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02. Each prepayment of a

Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13 and, if applicable, subject to the requirements of Section 2.16. Fees. (a) The Borrowers agree to pay to the Administrative Agent for the account of each Lender (other than a Defaulting Lender) a commitment fee, which shall accrue at a rate equal to 0.25% per annum on the average daily amount of the Available Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which the Commitments terminate. Commitment fees accrued through and including the first (1st) Business Day of each January, April, July and October shall be payable in arrears on such Business Day and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any commitment fees accruing after the date on which Commitments terminate shall be payable on demand. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) (i) (A) the U.S. Borrowers agree to pay, or cause to be paid, to the Administrative Agent for the account of each U.S. Tranche Lender (in the case of a U.S. Tranche Letter of Credit) and (B) the European Borrowers agree to pay, or cause to be paid, to the Administrative Agent for the account of each European Tranche Lender (in the case of a European Tranche Letter of Credit), in each case a participation fee with respect to the applicable Lender’s participations in the applicable Letters of Credit issued for the account of the applicable Borrower, which shall accrue on the daily maximum stated amount then available to be drawn under such Letter of Credit at the same Applicable Rate used to determine the interest rate applicable to Term Benchmark Revolving Loans during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) each Borrower agrees to pay to each Issuing Bank for its own account a fronting fee with respect to each Letter of Credit issued by such Issuing Bank, which shall accrue at the rate of 0.125% per annum on the daily maximum stated amount then available to be drawn under such Letter of Credit, during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure with respect to Letters of Credit issued by such Issuing Bank, as well as the Issuing Bank’s standard fees and commissions with respect to the issuance, amendment, or extension of any Letter of Credit and other processing fees and other standard costs and charges, of such Issuing Bank relating to Letters of Credit as from time to time in effect. Participation fees and fronting fees accrued through and including the last day of each calendar quarter shall be payable on the first (1st) Business Day of each January, April, July and October following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within ten (10) Business Days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Participation fees and fronting fees in respect of Letters of Credit denominated in U.S. Dollars shall be paid in U.S. Dollars, and participation fees and fronting fees in respect of Letters of Credit denominated in a Foreign Currency shall be paid in such Foreign Currency. (c) The Borrowers agree to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrowers and the

Administrative Agent. In addition, the Borrowers agree to pay all fees payable in the amounts and at the times set forth in the Fee Letters. (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to an Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances. Interest. (a) The Loans (other than Protective Advances and Overadvances) comprising CBFR Borrowings shall bear interest at the CBFR plus the Applicable Rate. (b) The Loans comprising each Term Benchmark Borrowing shall bear interest at the Adjusted LIBO Rate or the Adjusted EURIBOR Rate, as applicable, for the Interest Period in effect for such Borrowing plus the Applicable Rate. (c) The Loans (other than Protective Advances and Overadvances) comprising each Overnight Rate Borrowing shall bear interest at the applicable Overnight Rate plus the Applicable Rate. (d) The Loans comprising each Alternate Rate Borrowing shall bear interest at the Alternate Rate plus, if such Loan is a Protective Advance or an Overadvance, 2.00%. (e) Each RFR Loan shall bear interest at a rate per annum equal to the applicable Adjusted Daily Simple RFR plus the Applicable Rate then in effect. (f) Each Protective Advance and each Overadvance made to the U.S. Borrowers (i) in U.S. Dollars under the U.S. Tranche shall bear interest at the CBFR plus the Applicable Rate for Revolving Loans plus 2.00% and (ii) in any Available Currency under the European Tranche shall bear interest at the applicable Overnight Rate plus the Applicable Rate plus 2.00%. (g) Each Protective Advance and each Overadvance made to the U.K. Borrowers shall bear interest at the applicable Overnight Rate plus the Applicable Rate plus 2.00%. (h) Each Protective Advance and each Overadvance made to the Dutch Borrowers shall bear interest at the applicable Overnight Rate plus the Applicable Rate plus 2.00%. (i) [Reserved]. (j) Notwithstanding the foregoing, during the occurrence and continuance of an Event of Default pursuant to clause (a), (b) (h) or (i) of Article VII, if any principal of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% plus the rate applicable to CBFR Loans as provided in paragraph (a) of this Section. (k) Accrued interest on each Loan (for CBFR Loans and Overnight Rate Loans, accrued through the last day of the prior calendar month) shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to clause (i) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a CBFR Loan or an Overnight

Rate Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (l) All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest computed by reference to the CB Floating Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and (ii) interest computed in reference to any Borrowings in Sterling shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and, in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable CB Floating Rate, Adjusted LIBO Rate, LIBO Rate, Adjusted EURIBOR Rate, EURIBOR Rate, REVLIBOR30 Rate, Overnight Rate, Daily Simple RFR or Adjusted Daily Simple RFR or the applicable interest rate in respect of any Borrowings in Sterling shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. (m) All interest hereunder shall be paid in the currency in which the Loan giving rise to such interest is denominated. Alternate Rate of Interest; Illegality. (a) Subject to clauses (c), (d), (e), (f), (g), and (h) of this Section 2.14, if prior to the commencement of any Interest Period for a Term Benchmark Borrowing or prior to the scheduled funding date of any Overnight Rate Borrowing: (i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the LIBO Rate, the Adjusted EURIBOR Rate, the EURIBOR Rate, or the Overnight Rate, as applicable (including, without limitation, by means of a LIBO Interpolated Rate or because the Relevant Screen Rate is not available or published on a current basis) for the applicable currency and such Interest Period or (B) assuming that no Benchmark Transition Event shall have occurred at such time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple RFR, Daily Simple RFR, Overnight Rate or RFR for the applicable currency; or (ii) the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted LIBO Rate, the LIBO Rate, the Adjusted EURIBOR Rate, the EURIBOR Rate or the Overnight Rate, as applicable, for the applicable currency and such Interest Period or such Borrowing, as applicable, will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable currency and such Interest Period, or (B) at any time, the applicable Adjusted Daily Simple RFR, Daily Simple RFR, Overnight Rate or RFR for the applicable currency will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable currency; then the Administrative Agent shall give notice thereof to the Borrower Representative and the Lenders through Electronic System as provided in Section 9.01 as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing or Overnight Rate Borrowing shall be ineffective, (B) with respect to any Borrowing Request that requests a Term Benchmark Borrowing or Overnight Rate Borrowing, (1) in the case of a Borrowing to the U.S. Borrowers under the U.S. Tranche, such Borrowing shall be made as a CBFR Borrowing, (2) in the case of a Borrowing to the U.S. Borrowers under the European Tranche, such Borrowing shall be made as an Alternate Rate Borrowing, (3) in the case of a Borrowing to the U.K. Borrowers, such Borrowing shall bear interest at the Central Bank Rate for the applicable Available Currency plus the Applicable Rate for RFR Loans, and (4) in the case of a Borrowing to the Dutch Borrowers, such Borrowing shall bear interest at the Central Bank Rate for the applicable Available Currency plus the Applicable Rate for RFR Loans; provided that if such circumstances only affect one Class or Type of Borrowing or currency, then the foregoing will only be applicable to the affected Class or Type of Borrowing or currency. If any Term Benchmark Borrowing or Overnight Rate Borrowing is outstanding on the date of the Borrower Representative’s receipt of the notice from the Administrative Agent referred to in this Section 2.14(a) with respect to the Relevant Rate applicable to such Term Benchmark Borrowing or Overnight Rate Borrowing, then until the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist (i) in the case of a Borrowing to the U.S. Borrowers under the U.S. Tranche, such Borrowing, unless repaid, shall convert, on the last day of the Interest Period applicable thereto, to a CBFR Borrowing, (ii) in the case of a Borrowing to the U.S. Borrowers under the European Tranche, such Borrowing, unless repaid, shall convert, on the last day of the Interest Period applicable thereto, as an Alternate Rate Borrowing, (iii) in the case of a Borrowing to the U.K. Borrowers, such Borrowing, unless repaid, shall convert, on the last day of the Interest Period applicable thereto, to a Borrowing that bears interest at the Central Bank Rate for the applicable Available Currency plus the Applicable Rate for RFR Loans and (iv) in the case of a Borrowing to the Dutch Borrowers, such Borrowing, unless repaid, shall convert, on the last day of the Interest Period applicable thereto, to a Borrowing that bears interest at the Central Bank Rate for the applicable Available Currency plus the Applicable Rate for RFR Loans; provided that if such circumstances only affect one Class or Type of Borrowing or currency, then the foregoing will only be applicable to the affected Class or Type of Borrowing or currency. (b) If any Lender determines that any Requirement of Law has made it unlawful, or if any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain, fund or continue any Term Benchmark Borrowing, RFR Borrowing or Overnight Rate Borrowing, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, any applicable currency in the London or other applicable offshore interbank market, then, on notice thereof by such Lender to the Borrower Representative through the Administrative Agent, any obligations of such Lender to make, maintain, fund or continue Term Benchmark Loans, RFR Loans or Overnight Rate Borrowings or to convert CBFR Borrowings or Overnight Rate Borrowings to Term Benchmark Borrowings or Term Benchmark Borrowings to Overnight Rate Borrowings will be suspended and all Borrowings shall continue as Alternate Rate Borrowings and any request for Borrowings under the European Tranche shall bear interest at the Alternate Rate (in the case of Borrowings made to a U.S. Borrower) or the Central Bank Rate (in the case of Borrowings made to a U.K. Borrower or a Dutch Borrower), in each case, until such Lender notifies the Administrative Agent and the Borrower Representative that the circumstances giving rise to such determination no longer exist; provided that if such circumstances only affect one Class or Type of Borrowing or currency, then the foregoing will only be applicable to the affected Class or Type of Borrowing or currency. Upon receipt of such notice, the Borrowers will upon demand from such Lender (with a copy to the Administrative Agent), either (i) in the case of Borrowings of such Lender made to the U.S. Borrowers under the U.S. Tranche convert such Borrowings to CBFR Borrowings or (ii) in all other cases, prepay the Borrowings of such Lender, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans. Upon any such conversion or prepayment, the Borrowers will also pay accrued interest on the amount so converted or prepaid. (c) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.14), if a Benchmark Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” with respect to U.S. Dollars for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” with respect to any Available Currency for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders of each affected Class. (d) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, with respect to a Loan denominated in U.S. Dollars, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that, this clause (d) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower Representative a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after the occurrence of a Term SOFR Transition Event and may do so in its sole discretion. (e) In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (f) The Administrative Agent will promptly notify the Borrower Representative and the Lenders of (i) any occurrence of a Benchmark Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (g) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14. (g) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR, a term rate as part of an Overnight Rate Loan, EURIBOR Rate, or LIBO Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (h) Upon the Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period, the applicable Borrower (or the Borrower Representative on its behalf) may revoke any request for a Term Benchmark Borrowing, Overnight Rate Borrowing or RFR Borrowing, or conversion to or continuation of Term Benchmark Loans, Overnight Rate Loans or RFR Loans, to be made, converted or continued during any Benchmark Unavailability Period and, failing that, either (x) the applicable Borrower will be deemed to have converted any such request for a Term Benchmark Borrowing denominated in U.S. Dollars (other than any such requested Term Benchmark Borrowing denominated in U.S. Dollars that constitute Loans to any Borrower under the European Tranche) into a request for a Borrowing of, or conversion to, CBFR Loans, or (y) any request for a Term Benchmark Borrowing, Overnight Rate Borrowing or RFR Borrowing constituting a Loan to any Borrower under the European Tranche or any request for a Term Benchmark Borrowing, Overnight Rate Borrowing, or RFR Borrowing denominated in any Available Currency shall be ineffective. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of CBFR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of CBFR. Furthermore, if any Term Benchmark Loan, Overnight Rate Loan, or RFR Loan in any Available Currency is outstanding on the date of the Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan, Overnight Rate Loan, or RFR Loan, then until such time as a Benchmark Replacement for such Available Currency is implemented pursuant to this Section 2.14, (i) if such Loan is denominated in U.S. Dollars, other than Loans made to any Borrower under the European Tranche, then on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), such Loan shall be converted by the Administrative Agent to, and shall constitute, an CBFR Loan denominated in U.S. Dollars on such day, (ii) if such Loan is a Loan made to any Borrower under the European Tranche or is denominated in any Foreign Currency, then such Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day) bear interest at (A) with respect to Loans denominated in U.S. Dollars under the European Tranche, the Alternate Rate or (B) with respect to Loans denominated in any Foreign Currency, the Central Bank Rate for the applicable currency plus the Applicable Rate for RFR Loans. Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate or Adjusted EURIBOR Rate) or the Issuing Bank; (ii) impose on any Lender or the Issuing Bank or the London or other applicable offshore interbank market for the applicable Available Currency any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (f) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting into or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, the Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrowers will, following delivery by such Lender, Issuing Bank or other Recipient of the certificate as described in Section 2.15(c) below, pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered, as reasonably determined by such Lender, such Issuing Bank or such other Recipient (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and generally consistent with similarly situated customers of such Lender, such Issuing Bank or such other Recipient, as applicable, under agreements having provisions similar to this Section 2.15, after consideration of such factors as such Lender, such Issuing Bank or such other Recipient, as applicable, then reasonably determines to be relevant; provided that none of such Lender, such Issuing Bank or such other Recipient, as applicable, shall be required to disclose any confidential or proprietary information in connection therewith). (b) If any Lender or any Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of, or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the applicable Borrowers will, following delivery by such Lender or such Issuing Bank of the certificate as described in Section 2.15(c) below, pay to such Lender or such

Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered, as reasonably determined by such Lender or such Issuing Bank (which determination shall be made in good faith (and not on an arbitrary or capricious basis) and generally consistent with similarly situated customers of such Lender or such Issuing Bank, as applicable, under agreements having provisions similar to this Section 2.15, after consideration of such factors as such Lender or such Issuing Bank, as applicable, then reasonably determines to be relevant; provided that none of such Lender or such Issuing Bank, as applicable, shall be required to disclose any confidential or proprietary information in connection therewith). (c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or an Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The applicable Borrowers shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. (d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower Representative of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (e) Section 2.15(a) shall not apply with respect to a Loan or Commitment made to a U.K. Borrower to the extent any increased cost is attributable to a Tax Deduction required by law to be made by any Loan Party, or is compensated for by Section 2.17(l) (or would have been compensated for under Section 2.17(l) but was not so compensated solely because any of the exclusions in Section 2.17(l)(ii) applied). Break Funding Payments. (a) With respect to Loans that are not RFR Loans, in the event of (a) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.11), (b) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(d) and is revoked in accordance therewith), or (d) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower Representative pursuant to Section 2.19 or 9.02(d) or the CAM Exchange, then, in any such event, the applicable Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Term Benchmark Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Term Benchmark Loan had such event not occurred, at the Adjusted LIBO Rate or the Adjusted EURIBOR Rate that would have been applicable to such Term Benchmark Loan (exclusive of the Applicable Rate), for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Term Benchmark Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable Available Currency of a comparable amount and period from other banks in the applicable offshore interbank market for such Available Currency, whether or not such Term Benchmark Loan was in fact so funded. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The applicable Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. (b) With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(d) or Section 2.11(e) and is revoked in accordance therewith), or (iii) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the Borrower Representative pursuant to Section 2.19, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. The applicable Borrowers shall pay such Lender the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. Withholding of Taxes; Gross-Up. The provisions of Sections 2.17(a) to (h) shall apply in respect of a U.K. Loan Party to the extent set out therein and where the provisions of Sections 2.17(l) to (r) (inclusive) apply in respect of any U.K. Loan Party, the provisions of Sections 2.17(a) to (h) (inclusive) of Section 2.17 shall not apply to the extent of any conflict with those provisions. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law (which includes, for these purposes, the administrative practice of any relevant Governmental Authority). If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. If such Tax is an Indemnified Tax and is payable with respect to a Loan or Commitment extended to a Borrower other than a U.K. Borrower, the sum payable shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. In respect of any applicable increase to an amount payable as a result of the application of deductions and withholdings from payments with respect to a U.K. Loan Party, see Section 2.17(l) below. (b) Payment of Other Taxes by the Loan Parties. The applicable Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) Evidence of Payment. Save in respect of a U.K. Loan Party, to which the provisions of Section 2.17(l)(v) shall apply, as soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such

Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) Business Days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Loan Party by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Notwithstanding the foregoing, this Section 2.17(d) shall not apply to a U.K. Loan Party with respect to a Loan or Commitment extended to a U.K. Borrower, the relevant tax indemnity obligations of which with respect to this Section 2.17 shall be governed by Section 2.17(n). (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) Business Days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this clause (e). (f) Status of Lenders. This Section 2.17(f) shall not apply in respect of a payment made under any Loan Document by a U.K. Loan Party. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower Representative and the Administrative Agent, at the time or times reasonably requested by the Borrower Representative or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower Representative or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower Representative or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Representative or the Administrative Agent as will enable the Borrower Representative or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower Representative and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed copy of IRS Form W-8ECI, and in the case of an applicable Foreign Lender, executed copies of IRS Form W-8EXP; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate in form and substance satisfactory to the Administrative Agent to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or (4) to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W- 8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate in form and substance satisfactory to the Administrative Agent, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate in form and substance satisfactory to the Administrative Agent on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Representative or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower Representative and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this clause (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This clause (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) VAT. (i) All amounts set out or expressed under a Loan Document to be payable by any Loan Party to any Credit Party which (in whole or in part) constitute the consideration for a supply or supplies for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on such supply or supplies, and accordingly, subject to Section 2.17(h)(ii), if VAT is or becomes chargeable on any supply made by any Credit Party to any Loan Party under a Loan Document, that Loan Party shall pay to the Credit Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of such VAT (and the relevant Credit Party shall promptly provide an appropriate VAT invoice to such Loan Party). (ii) If VAT is or becomes chargeable on any supply made by any Credit Party (the “Supplier”) to any other Credit Party (for purposes of this Section 2.17(h), the “Customer”) under a Loan Document, and any party other than the Customer (the “Relevant Party”) is required by the terms of any Loan Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Customer in respect of that consideration): (A) (where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Customer must (where this Section 2.17(h)(ii)(A) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Customer receives from the relevant tax authority which the Customer reasonably determines relates to the VAT chargeable on that supply; and (B) (where the Customer is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Customer, pay to the Customer an amount equal to the VAT chargeable on that supply but only to the extent that the Customer reasonably determines that it is not entitled to a credit or repayment from the relevant tax authority in respect of that VAT. (iii) Where a Loan Document requires any Loan Party to reimburse or indemnify a Credit Party for any cost or expense, that Loan Party shall reimburse or indemnify (as the case may be) such Credit Party for the full amount of such cost or expense, including such part as represents VAT, save to the extent that such Credit Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority. (iv) Any reference in this Section 2.17(h) to any Loan Party shall, at any time when such Loan Party is treated as a member of a group or unity (or fiscal unity) for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated at that time as making the supply or (as appropriate) receiving the supply, under the grouping rules (provided for in Article 11 of Council Direction of 28 November 2006 (2006/112/EC) (or as implemented by the relevant member state of the

European Union or any other similar provision in any jurisdiction which is not a member state of the European Union)) so that a reference to a Loan Party shall be construed as a reference to that Loan Party or the relevant group or unity (or fiscal unity) of which that Loan Party is a member for VAT purposes at the relevant time or the relevant member (or head) of such group or unity (or fiscal unity) at such time (as the case may be). (v) In relation to any supply made by a Credit Party to any Loan Party under a Loan Document, if reasonably requested by such Credit Party, that Loan Party must promptly provide such Credit Party with details of that Loan Party’s VAT registration and such other information as is reasonably requested in connection with such Credit Party’s VAT reporting requirements in relation to such supply. (i) Determination. Except as otherwise expressly provided in Section 2.17, a reference to “determines” or “determined” in connection with tax provisions contained in Section 2.17 means a determination made in the absolute discretion of the person making the determination. (j) Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document (including the Payment in Full of the Secured Obligations). (k) For purposes of this Section 2.17, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA. United Kingdom Tax Matters: (l) Tax Gross-Up. (i) A U.K. Loan Party shall, promptly upon becoming aware that it must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Administrative Agent accordingly. Similarly, a Lender shall promptly notify the Administrative Agent on becoming so aware in respect of a payment payable to that Lender. If the Administrative Agent receives such notification from a Lender it shall notify the Borrower Representative. (ii) If a Tax Deduction is required by law to be made by or on account of any U.K. Loan Party, the amount of the payment due from that U.K. Loan Party shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required. (iii) A payment by a U.K. Borrower shall not be increased under Section 2.17(i)(ii) above by reason of a Tax Deduction on account of Taxes imposed by the United Kingdom on interest if, on the date the payment falls due: (A) the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a U.K. Qualifying Lender, but on that date that Lender is not or has ceased to be a U.K. Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or U.K. Treaty or any published practice or published concession of any relevant taxing authority; or (B) the relevant Lender is a U.K. Qualifying Lender solely by virtue of sub-section (a)(ii) of the definition of U.K. Qualifying Lender, and:

(1) an officer of HM Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the ITA which relates to the payment and that Lender has received from the U.K. Borrower making the payment a certified copy of that Direction; and (2) the payment could have been made to the Lender without any Tax Deduction if that Direction had not been made; or (C) the relevant Lender is a U.K. Qualifying Lender solely by virtue of sub-section (a)(ii) of the definition of U.K. Qualifying Lender and: (1) the relevant Lender has not given a Tax Confirmation to the Borrower Representative; and (2) the payment could have been made to the Lender without any Tax Deduction if the Lender had given a Tax Confirmation to the Borrower Representative, on the basis that the Tax Confirmation would have enabled the applicable U.K. Borrower to have formed a reasonable belief that the payment was an “excepted payment” for the purpose of section 930 of the ITA; or (D) the relevant Lender is a U.K. Treaty Lender and the applicable U.K. Borrower making the payment is able to demonstrate that the payment could have been made to the Lender without the Tax Deduction had that Lender complied with its obligations under Section 2.17(l)(vi) or (vii) (as applicable) below. (iv) If a U.K. Loan Party is required to make a Tax Deduction, that U.K. Loan Party shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law. (v) Within thirty (30) days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the U.K. Loan Party making that Tax Deduction shall deliver to the Administrative Agent for the benefit of the Lender entitled to the payment a statement under section 975 of the ITA or other evidence reasonably satisfactory to that Lender that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority. (vi) (A) Subject to sub-section (B) below, a U.K. Treaty Lender and each U.K. Loan Party which makes a payment to which that U.K. Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that U.K. Loan Party to obtain authorization to make that payment without a Tax Deduction. (B) (1) A U.K. Treaty Lender which is a Lender on the Effective Date and that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall confirm its scheme reference number and its jurisdiction of tax residence opposite its name in the Commitment Schedule; and

(2) a U.K. Treaty Lender which is not a Lender on the Effective Date and that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall include an indication to that effect (for the benefit of the Administrative Agent and without liability to a U.K. Loan Party) in the Assignment and Assumption which it executes on becoming a party as a Lender by including its scheme reference number and its jurisdiction of tax residence in that Assignment and Assumption, and, having done so, that Lender shall be under no obligation pursuant to sub-section (A) above. (vii) If a Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with Section 2.17(l)(vi)(B) above and: (A) a U.K. Borrower making a payment to that Lender has not made a U.K. Borrower DTTP Filing in respect of that Lender; or (B) a U.K. Borrower making a payment to that Lender has made a U.K. Borrower DTTP Filing in respect of that Lender but: (1) that U.K. Borrower DTTP Filing has been rejected by HM Revenue & Customs; or (2) HM Revenue & Customs has not given a U.K. Borrower authority to make payments to that Lender without a Tax Deduction within sixty (60) days of the date of the U.K. Borrower DTTP Filing, and in each case, the applicable U.K. Borrower has notified that Lender in writing, that Lender and such U.K. Borrower shall co-operate in completing any additional procedural formalities necessary for that U.K. Borrower to obtain authorization to make that payment without a Tax Deduction. (viii) If a Lender provides an indication to the effect that it wishes the HMRC DT Treaty Passport scheme to apply to this Agreement, as described in Section 2.17(i)(vi)(B) above, a U.K. Borrower shall make a U.K. Borrower DTTP Filing in respect of such Lender, and shall promptly provide the Administrative Agent with a copy of that filing for delivery to the relevant Lender. (ix) If a Lender has not provided an indication to the effect that it wishes the HMRC DT Treaty Passport scheme to apply to this Agreement, as described in Section 2.17(i)(vi)(B) above, no U.K. Borrower shall file any form relating to the HMRC DT Treaty Passport scheme in respect of that Lender’s advance or its participation in any advance unless the Lender otherwise agrees. (x) A U.K. Non-Bank Lender which becomes a party to this Agreement on the day on which this Agreement is entered into gives a Tax Confirmation to each U.K. Borrower by entering into this Agreement. (xi) A U.K. Non-Bank Lender shall notify each U.K. Borrower and the Administrative Agent if there is any change in the position from that set out in a Tax Confirmation. (m) Lender Status Confirmation. Each Lender which becomes a party to this Agreement after the Effective Date with respect to a Loan or Commitment extended to a U.K. Borrower (each a “New Lender”) shall indicate, in the Assignment and Assumption which it executes on becoming a party, and for the benefit of the Administrative Agent and without liability to any U.K. Loan Party, which of the following categories it falls within (i) not a U.K. U.K. Qualifying Lender, (ii) a U.K. Qualifying Lender (other than a U.K. Treaty Lender), or (iii) a U.K. Treaty Lender. If a New Lender fails to indicate its status in accordance with this Section 2.17(m), then such New Lender shall be treated for the purposes of this Agreement (including by each U.K. Loan Party) as if it is not a U.K. Qualifying Lender until such time as it notifies the Administrative Agent which category applies (and the Administrative Agent, upon receipt of such notification, shall inform the Borrower Representative). For the avoidance of doubt, an Assignment and Assumption shall not be invalidated by any failure of a New Lender to comply with this Section 2.17(m). (n) Tax indemnity. (i) Any U.K. Loan Party shall (within three (3) Business Days of demand by the Administrative Agent) pay to a Lender an amount equal to the loss, liability or cost which that Lender determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Lender in respect of a Loan or Commitment extended to a U.K. Borrower. (ii) Section 2.17(n)(i) above shall not apply: (A) with respect to any Tax assessed on a Lender: (1) under the law of the jurisdiction in which that Lender is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Lender is treated as resident for Tax purposes; or (2) under the law of the jurisdiction in which that Lender’s lending office is located in respect of amounts received or receivable in that jurisdiction, if such Taxes are imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Lender; or (B) to the extent a loss, liability or cost: (1) is compensated for by an increased payment under Section 2.17(l)(ii); or (2) would have been compensated for by an increased payment under Section 2.17(l)(ii) but was not so compensated solely because one of the exclusions in Section 2.17(l)(iii) applied; or (3) relates to a FATCA Deduction. (iii) A Lender making, or intending to make a claim under Section 2.17(l)(i) above shall promptly notify the Administrative Agent of the event which will give, or has given, rise to the claim, following which the Administrative Agent shall notify the U.K. Loan Party. (iv) A Lender shall, on receiving a payment from a U.K. Loan Party under this Section 2.17(n), notify the Administrative Agent.

(o) [Reserved]. (p) FATCA Information. (i) Subject to Section 2.17(p)(iii) below, each party shall, within ten (10) Business Days of a reasonable request by another party: (A) confirm to that other party whether it is: (1) a FATCA Exempt Party; or (2) not a FATCA Exempt Party; (B) supply to that other party such forms, documentation and other information relating to its status under FATCA as that other party reasonably requests for the purposes of that other party’s compliance with FATCA; and (C) supply to that other party such forms, documentation and other information relating to its status as that other party reasonably requests for the purposes of that other party’s compliance with any other law, regulation, or exchange of information regime. (ii) If a party confirms to another party pursuant to Section 2.17(p)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that party shall notify that other party reasonably promptly. (iii) Section 2.17(p)(i) above shall not oblige any Lender to do anything, and Section 2.17(p)(i)(C) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of: (A) any law or regulation; (B) any fiduciary duty; or (C) any duty of confidentiality. (iv) If a party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with Section 2.17(p)(i)(A) or Section 2.17(p)(i)(B) above (including, for the avoidance of doubt, where Section 2.17(p)(iii) above applies), then such party shall be treated for the purposes of the Loan Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the party in question provides the requested confirmation, forms, documentation or other information. (q) FATCA Deduction. (i) Each party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(ii) Each party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the party to whom it is making the payment and, in addition, shall notify the Borrower Representative and the Administrative Agent and the Administrative Agent shall notify the Lenders. (r) Transfer and Assignment. (i) a Lender assigns or transfers any of its rights or obligations under the Loan Documents or changes its applicable lending office; and (ii) as a result of circumstances existing at the date the assignment, transfer or change occurs, a U.K. Loan Party would be obliged to make a payment to the New Lender or Lender acting through its new lending office under Section 2.15 or this Section 2.17, then the New Lender or Lender acting through its new lending office is only entitled to receive payment under those Sections to the same extent as the existing Lender or Lender acting through its previous lending office would have been if the assignment, transfer or change had not occurred. This Section 2.17(r) shall not apply: (x) in respect of an assignment or transfer made in the ordinary course of the primary syndication of any Loan; or (y) in relation to Section 2.17(l), to a U.K. Treaty Lender that has included a confirmation of its scheme reference number and its jurisdiction of tax residence in accordance with Section 2.17(l)(vi)(B) if the U.K. Borrower making the payment has not made a U.K. Borrower DTTP Filing in respect of that U.K. Treaty Lender; or (z) in respect of an assignment or transfer made (A) at the request of a Loan Party, or (B) at a time when an Event of Default is continuing Payments Generally; Allocation of Proceeds; Sharing of Setoffs. (a) Each Borrower shall make each payment or prepayment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., Local Time, on the date when due or the date fixed for any prepayment hereunder, in immediately available funds, without setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made (i) with respect to all payments of any Loans made by the U.S. Borrowers under the U.S. Tranche, to the Administrative Agent at its offices at 10 South Dearborn Street, Floor L2, Chicago, Illinois, and (ii) with respect to all payments of any Loans made by the U.S. Borrowers, U.K. Borrowers and/or the Dutch Borrowers under the European Tranche, in each case to the Administrative Agent at its offices at 25 Bank Street, Canary Wharf London E14 5JP, except payments to be made directly to any Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments denominated in the same currency received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Unless otherwise provided for herein, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Notwithstanding the foregoing provisions of this Section, if, after the making of any Credit Event in any Foreign Currency, currency control or exchange regulations are imposed in the country which issues such currency with the result that the type of currency in which the Credit Event was made (the “Original Currency”) no longer exists, or any Borrower is not able to make payment to the Administrative Agent for the account of the Lenders in such Original Currency, or the terms of this Agreement require the conversion of such Credit Event into U.S. Dollars, then all payments to be made by such Borrower hereunder in such currency shall, to the fullest extent permitted by law, instead be made when due in U.S. Dollars in an amount equal to the Dollar Equivalent of such amount (as of the date of repayment) of such payment due, it being the intention of the parties hereto that the Borrowers take all risks of the imposition of any such currency control or exchange regulations or conversion, and each Borrower agrees to indemnify and hold harmless each Issuing Bank, the Administrative Agent and each Lender from and against any loss resulting from any Credit Event made to or for the benefit of such Borrower denominated in a Foreign Currency that is not repaid to such Issuing Bank, the Administrative Agent or such Lender, as the case may be, in the Original Currency. (b) All payments and any proceeds of Collateral received by the Administrative Agent (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the applicable Borrowers), (B) a mandatory prepayment (which shall be applied in accordance with Section 2.11) or (C) amounts to be applied from the Collection Account during a Cash Dominion Period (which shall be applied in accordance with Section 2.10(b)) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements then due to the Administrative Agent and the Issuing Banks from the Borrowers (other than in connection with Banking Services Obligations or Swap Agreement Obligations), second, to pay any fees, indemnities, or expense reimbursements then due to the Lenders from the Borrowers (other than in connection with Banking Services Obligations or Swap Agreement Obligations), third, to pay interest due in respect of the Overadvances and Protective Advances, fourth, to pay the principal of the Overadvances and Protective Advances, fifth, to pay interest then due and payable on the Loans (other than the Overadvances and Protective Advances) ratably, sixth, to prepay principal on the Loans (other than the Overadvances and Protective Advances) and unreimbursed LC Disbursements, seventh, to pay an amount to the Administrative Agent equal to 103% of the aggregate LC Exposure, to be held as cash collateral for such Obligations, eighth, to payment of any amounts owing in respect of Banking Services Obligations and Swap Agreement Obligations (other than in respect of the Secured Inventory Financing Indebtedness) up to and including the amount most recently provided to the Administrative Agent pursuant to Section 2.22, ninth, to the payment of any other Secured Obligation due to the Administrative Agent or any Lender by the Borrowers, and tenth, to payment of any amounts owing in respect of the Secured Inventory Financing Indebtedness up to and including the amount most recently provided to the Administrative Agent pursuant to Section 2.22. Notwithstanding the foregoing amounts received from any Loan Party shall not be applied to any Excluded Swap Obligation of such Loan Party. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower Representative, or unless a Default is in existence, neither the Administrative Agent nor any Lender shall apply any payment which it receives to any Term Benchmark Loan of a Class, except (a) on the expiration date of the Interest Period applicable thereto or (b) in the event, and only to the extent, that (i) in the case of payments in U.S. Dollars under the U.S. Tranche, there are no outstanding CBFR Loans of the same Class, and (ii) in the case of payments in any Available Currency under the European Tranche, there are no outstanding Overnight Rate Loans of the same class, and, in any such event under either clause (i) or (ii), the Borrowers shall pay the break funding payment required in accordance with Section 2.16. The Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations.

(c) At the election of the Administrative Agent, all scheduled payments of interest and all payments of fees required to be paid pursuant to Section 2.12(a) and (b) hereof may be (x) to the extent any Borrowings are outstanding at such time, paid from the proceeds of Borrowings made hereunder (whether made following a request by the Borrower Representative pursuant to Section 2.03 or a deemed request as provided in this Section) or (y) to the extent no Borrowings are outstanding at such time, deducted from any deposit account of any Borrower maintained with the Administrative Agent (in each case, unless otherwise agreed between the Administrative Agent and the Borrower Representative). Each U.S. Borrower hereby irrevocably authorizes (unless otherwise agreed between the Administrative Agent and the Borrower Representative) (i) the Administrative Agent, to the extent any Borrowings are outstanding at such time, to make a Borrowing for the purpose of paying each scheduled payment of interest and each payment of fees required to be paid pursuant to Section 2.12(a) and (b) hereof, in each case as it becomes due hereunder, and agrees that all such amounts charged shall constitute Loans and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.03, 2.04 or 2.05, as applicable, and (ii) the Administrative Agent, to the extent no Borrowings are outstanding at such time, to charge any deposit account of the relevant U.S. Borrower maintained with the Administrative Agent for each scheduled payment of interest and each payment of fees required to be paid pursuant to Section 2.12(a) and (b) hereof, in each case as it becomes due hereunder. Each U.K. Borrower hereby irrevocably authorizes (unless otherwise agreed between the Administrative Agent and the Borrower Representative) (i) the Administrative Agent, to the extent any Borrowings are outstanding at such time, to make a Borrowing for the purpose of paying each scheduled payment of interest and each payment of fees required to be paid pursuant to Section 2.12(a) and (b) hereof, in each case as it becomes due hereunder, and agrees that all such amounts charged shall constitute Loans and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.03, 2.04 or 2.05, as applicable, and (ii) the Administrative Agent, to the extent no Borrowings are outstanding at such time, to charge any deposit account of the relevant U.K. Borrower maintained with the Administrative Agent for each scheduled payment of interest and each payment of fees required to be paid pursuant to Section 2.12(a) and (b) hereof, in each case as it becomes due hereunder. Each Dutch Borrower hereby irrevocably authorizes (unless otherwise agreed between the Administrative Agent and the Borrower Representative) (i) the Administrative Agent, to the extent any Borrowings are outstanding at such time, to make a Borrowing for the purpose of paying each scheduled payment of interest and each payment of fees required to be paid pursuant to Section 2.12(a) and (b) hereof, in each case as it becomes due hereunder, and agrees that all such amounts charged shall constitute Loans and that all such Borrowings shall be deemed to have been requested pursuant to Section 2.03, 2.04 or 2.05, as applicable, and (ii) the Administrative Agent, to the extent no Borrowings are outstanding at such time, to charge any deposit account of the relevant Dutch Borrower maintained with the Administrative Agent for each scheduled payment of interest and each payment of fees required to be paid pursuant to Section 2.12(a) and (b) hereof, in each case as it becomes due hereunder. (d) If, except as otherwise expressly provided herein, any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other similarly situated Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by all such Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrowers or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation. (e) Unless the Administrative Agent shall have received, prior to any date on which any payment is due to the Administrative Agent for the account of the Lenders or the applicable Issuing Bank pursuant to the terms hereof or any other Loan Document (including any date that is fixed for prepayment by notice from the Borrower Representative to the Administrative Agent pursuant to Section 2.11(c)), notice from the Borrower Representative that the Borrowers will not make such payment or prepayment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable Issuing Bank, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the applicable Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (f) If any Lender shall fail to make any payment required to be made by it hereunder, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations hereunder until all such unsatisfied obligations are fully paid and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender hereunder. Application of amounts pursuant to (i) and (ii) above shall be made in any order determined by the Administrative Agent in its discretion. (g) The Administrative Agent may from time to time provide the Borrowers with account statements or invoices with respect to any of the Secured Obligations (the “Statements”). The Administrative Agent is under no duty or obligation to provide Statements, which, if provided, will be solely for the Borrowers’ convenience. Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Secured Obligations. If the Borrowers pay the full amount indicated on a Statement on or before the due date indicated on such Statement, the Borrowers shall not be in default of payment with respect to the billing period indicated on such Statement; provided, that acceptance by the Administrative Agent, on behalf of the Lenders, of any payment that is less than the total amount actually due at that time (including but not limited to any past due amounts) shall not constitute a waiver of the Administrative Agent’s or the Lenders’ right to receive payment in full at another time. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if any Loan Party is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Loan Parties hereby agree to pay all reasonable and documented costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If any Lender requests compensation under Section 2.15, or if any Loan Party is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender becomes a Defaulting Lender, then the Loan Parties may, at their sole expense and effort, upon notice by the Borrower Representative to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04, with the Loan Parties or replacement lender responsible for paying any applicable processing and recordation fee), all its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or 2.17) and obligations under this Agreement and other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Loan Parties shall have received the prior written consent of the Administrative Agent (and in circumstances where its consent would be required under Section 9.04, each such Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Loan Parties (in the case of all other amounts), (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments, (iv) such assignment does not conflict with applicable law, and (v) in the case of any assignment resulting from a Lender becoming a Non- Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. Each party hereto agrees that (x) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower Representative, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.12(a); (b) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.18(b) or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank hereunder; third, to cash collateralize each Issuing Bank’s LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Borrower Representative may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower Representative, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize each Issuing Bank’s future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders and/or the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by any Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Loan Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure are held by the Lenders pro rata in accordance with the Commitments without giving effect to clause (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto; (c) such Defaulting Lender shall not have the right to vote on any issue on which voting is required (other than to the extent expressly provided in Section 9.02(b)) and the Commitment and Revolving Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders, Supermajority U.S. Tranche Lenders, and/or Supermajority European Tranche Lenders, as applicable, have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02) or under any other Loan Document; provided, that, except as otherwise provided in Section 9.02, this clause (c) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender directly affected thereby; (d) if any LC Exposure exists at the time a Lender becomes a Defaulting Lender then: (i) all or any part of the LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that such reallocation does not, as to any non- Defaulting Lender, cause such non-Defaulting Lender’s (A) Revolving Exposure to exceed its Commitment, (B) U.S. Tranche Revolving Exposure to exceed its U.S. Tranche Commitment, or (C) European Tranche Revolving Exposure to exceed its European Tranche Commitment, as applicable; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the applicable Borrower shall within one (1) Business Day following notice by the Administrative Agent cash collateralize, for the benefit of the Issuing Banks, the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding; (iii) if the applicable Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Sections 2.12(a) and 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and (v) if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and (e) so long as such Lender is a Defaulting Lender, the Issuing Bank shall not be required to issue, amend, renew, extend or increase any Letter of Credit, unless it is satisfied that such Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the applicable Borrower in accordance with Section 2.20(d), and LC Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.20(d)(i) (and such Defaulting Lender shall not participate therein). (f) If (i) a Bankruptcy Event or a Bail-In Action with respect to the Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) any Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, such Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless such Issuing Bank shall have entered into arrangements with the Borrowers or such Lender, satisfactory to the Issuing Bank to defease any risk to it in respect of such Lender hereunder. (g) In the event that each of the Administrative Agent, the Borrowers and the Issuing Banks agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on the date of such readjustment such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.

Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), the Administrative Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion), then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent or such Lender. The provisions of this Section 2.21 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.21 shall survive the termination of this Agreement. Banking Services and Swap Agreements. Each Lender or Affiliate thereof providing Banking Services for, or having Swap Agreements with, any Loan Party or any Restricted Subsidiary of a Loan Party shall deliver to the Administrative Agent, promptly after entering into such Banking Services or Swap Agreements (or to the extent existing on the Effective Date, promptly after the Effective Date), written notice setting forth the aggregate amount of all Banking Services Obligations and Swap Agreement Obligations of such Loan Party or Restricted Subsidiary thereof to such Lender or Affiliate (whether matured or unmatured, absolute or contingent). In addition, each such Lender or Affiliate thereof shall deliver to the Administrative Agent, from time to time after a significant change therein or upon a request therefor, a summary of the amounts due or to become due in respect of such Banking Services Obligations and Swap Agreement Obligations. The most recent information provided to the Administrative Agent shall be used in determining the amounts to be applied in respect of such Banking Services Obligations and/or Swap Agreement Obligations pursuant to Section 2.18(b) and which tier of the waterfall, contained in Section 2.18(b), such Banking Services Obligations and/or Swap Agreement Obligations will be placed, and the Administrative Agent shall be under no obligation to inquire as to the existence of any Banking Services Obligations or Swap Agreement Obligations of which it has not been specifically advised. For the avoidance of doubt, so long as JPMCB or its Affiliate is the Administrative Agent, neither JPMCB nor any of its Affiliates providing Banking Services for, or having Swap Agreements with, any Loan Party or any Subsidiary or Affiliate of a Loan Party shall be required to provide any notice described in this Section 2.27 in respect of such Banking Services or Swap Agreements. Extension of Maturity Date. (a) Request for Extension. The Borrower Representative may, by notice to the Administrative Agent (each, an “Extension Request”) not later than ninety (90) days prior to the Maturity Date then in effect hereunder (the “Existing Maturity Date”), request that each Lender extend the Existing Maturity Date and, as part of such Extension Request, propose amendments to the terms hereunder and the requested deadline for responding to such Extension Request (the “Extension Request Deadline”). (b) Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent advise the Administrative Agent as to whether or not such Lender agrees to the applicable Extension Request (each Lender that agrees to such Extension Request an “Extending Lender” and each Lender that determines not to agree to such Extension Request, a “Non-Extending Lender”) promptly after making such determination (but in any event no later than the Extension Request Deadline) and any Lender that does not so advise the Administrative Agent on or before the Extension Request Deadline shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to an Extension Request shall not obligate any other Lender to so agree.

(c) Additional Commitment Lenders. On the effective date of the Extension Amendment (as defined below), the Borrowers shall have the right to replace each Non-Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more assignees subject to the consent (such consent not to be unreasonably withheld) of the Administrative Agent and the Issuing Banks (each, an “Additional Commitment Lender”) in order to obtain sufficient commitments with respect to any Extension Request. (d) Extension Documentation. The Existing Maturity Date shall be extended with respect to the Extending Lenders and Additional Commitment Lenders, each Additional Commitment Lender, if any, shall become a “Lender” for all purposes of this Agreement, and any other proposed amendments to the terms hereunder (such other proposed amendments, the “Other Extended Loan Amendments”) shall (as to the Extending Lenders and the Additional Commitment Lenders only) become effective (subject to clause (f) below) on the effective date of, and pursuant to, an amendment (an “Extension Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, the other Loan Guarantors, each Extending Lender, each Additional Commitment Lender and the Administrative Agent; provided that (except for Other Extended Loan Amendments (i) with respect to the Applicable Rate for the Loans made by the Extending Lenders and/or the Additional Commitment Lenders, (ii) with respect to the available Interest Periods for the Loans made by Extending Lenders and Additional Commitment Lenders, (iii) approved by the Required Lenders (or such greater percentage required by Section 9.02) or (iv) that are less favorable to the Extending Lenders and the Additional Commitment Lenders than the terms applicable to Loans made by Non-Extending Lenders, such Other Extended Loan Amendments shall only apply to periods after the date on which all Non-Extending Lenders cease to be Lenders). An Extension Amendment may, without the consent of any Non-Extending Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section, including, for the avoidance of doubt, by amending Sections 2.18(b) or (d) to alter the pro rata sharing of payments to the Lenders by Borrowers to the extent necessary to account for the Payment in Full of the Secured Obligations of the Non-Extending Lenders. Upon the effectiveness thereof, the Administrative Agent shall provide a copy of any Extension Amendment to all Lenders. (e) Repayment for Non-Extending Lenders. On the effective date of the Extension Amendment, the Borrowers shall prepay in full, to the extent that any Non-Extending Lenders are to be replaced on such date by one or more Additional Commitment Lenders, any Obligations owing to such Non-Extending Lenders on a pro rata basis, and shall also prepay any Loans outstanding on such date to the extent necessary to keep outstanding Loans ratable with any revised Applicable Percentages of the respective Lenders effective as of such date. To the extent any Non- Extending Lenders are not replaced on the effective date of the Extension Amendment, the Borrowers shall repay in full any Obligations owing to such Non-Extending Lenders on the Existing Maturity Date. (f) Administrative Agent. If the Administrative Agent is not also an Extending Lender, and the Administrative Agent desires to resign, the Extension Amendment shall not become effective until: (i) the Extending Lenders and Additional Commitment Lenders have appointed a replacement administrative agent and such replacement administrative agent has agreed in writing to assume the rights and duties of the resigning Administrative Agent, (ii) such replacement agent executes such documents as reasonably requested by the resigning Administrative Agent to effect such replacement, (iii) the Borrowers, Extending Lenders, and Additional Commitment Lenders agree in writing that the indemnification and reimbursement provisions set forth herein for the benefit of the Administrative Agent or any Lender shall continue in full force effect for such resigning Administrative Agent, and (iv) all Obligations owing to such resigning Administrative Agent are repaid in full by Borrower or cash collateralized on terms and conditions reasonably satisfactory to such resigning Administrative Agent.

(g) Payments. For the avoidance of doubt, the provisions of Section 2.18(d) shall not apply to any payments made by Borrowers pursuant to clause (e) of this Section 2.23 or to any upfront fees paid by Borrowers to any Extending Lender or Additional Commitment Lender as part of such Extending Lender’s or Additional Commitment Lender’s commitment with respect to an Extension Request. (h) Conflicting Provisions. This Section 2.24 shall supersede any provisions in Section 9.02 to the contrary. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from any Borrower or any other Loan Party hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent’s main New York City office on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of each Borrower and each other Loan Party in respect of any sum due to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in the specified currency, each Borrower and each Loan Party agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under Section 2.19, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to such Borrower or such Loan Party. ARTICLE III Representations and Warranties. Each Loan Party represents and warrants to the Lenders that: Organization; Powers. Each Loan Party and each Restricted Subsidiary (a) is duly organized, incorporated, or formed, as applicable, validly existing and in good standing (to the extent such concept exists in the relevant jurisdictions) under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to carry on its business as now conducted and (c) is qualified to do business, and is in good standing (to the extent such concept exists in the relevant jurisdictions), in every jurisdiction where such qualification is required, except in the case of clause (a) (other than with respect to any Loan Party), (b) or (c), where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Authorization; Enforceability. (a) The execution, delivery and performance by each Loan Party of each of the Loan Documents to which such Loan Party is a party, the borrowing of Loans and other extensions of credit, and the use of proceeds thereof, in each case are within each Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational actions on the part of such Loan Party and, if required, actions by such Loan Party’s equity holders, including, with respect to each Dutch Loan Party, an unconditional, positive, written advice from any works council in relation to the transactions contemplated by this Agreement and any other document required for compliance with the Dutch Works Council Act (Wet op de Ondernemingsraden). Each Loan Document to which each Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (b) The choice of governing law provisions contained in this Agreement and each other Loan Document to which any European Loan Party is a party are enforceable in the jurisdictions where such European Loan Party is organized or incorporated or any Collateral of such European Loan Party is located. Any judgment obtained in connection with this Agreement or any other Loan Document in the jurisdiction of the governing law this Agreement or such other Loan Document will be recognized and be enforceable in the jurisdictions where such European Loan Party is organized or any Collateral of such European Loan Party is located, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to (i) general principles of equity, regardless of whether considered in a proceeding at equity or at law, and (ii) the matters which are set out as qualifications or reservations as to matters of law of general applicability in the legal opinions provided to the Administrative Agent in accordance with Section 4.01(a). Governmental Approvals; No Conflicts. The execution, delivery and performance by each Loan Party of each of the Loan Documents to which such Loan Party is a party, the borrowing of Loans and other extensions of credit, and the use of proceeds thereof (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) for filings necessary to perfect Liens created pursuant to the Loan Documents, and (iii) those consents, approvals, registrations, filings or actions, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect, (b) will not violate any charter, articles or certificate of organization or formation, bylaws, operating agreements, constitution or other organizational or governing documents of any Loan Party, (c) will not violate any Requirement of Law applicable to any Loan Party or any Restricted Subsidiary in a manner which would reasonably be expected to have a Material Adverse Effect, (d) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Restricted Subsidiary or the assets of any Loan Party or any Restricted Subsidiary in a manner which would reasonably be expected to have a Material Adverse Effect, or give rise to a right thereunder (other than any Loan Document) to require any payment to be made by any Loan Party or any Restricted Subsidiary in a manner which would reasonably be expected to have a Material Adverse Effect, and (e) will not result in the creation or imposition of, or the requirement to create, any Lien on any asset of any Loan Party or any Restricted Subsidiary, except Liens permitted under Section 6.02. Financial Condition; No Material Adverse Change. (a) Insight has made available to the Lenders (i) the consolidated balance sheet and consolidated statements of operations, stockholders’ equity and cash flows of Insight and its Subsidiaries as of and for the fiscal year ended December 31, 2018, reported on by KPMG LLP, independent public accountants, and (ii) the consolidated balance sheet and consolidated statements of operations and cash flows of Insight and its Subsidiaries as of and for the fiscal quarter and the portion of the fiscal year ended June 30, 2019, certified by its Financial Officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Insight and its Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above. (b) After the Effective Date only, no event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect, since December 31, 2018. Properties. As of the date of this Agreement (after giving effect to the Trojan Acquisition), Schedule 3.05 sets forth the address of each real property that is owned or leased by any Loan Party as of the date hereof. Each of the Loan Parties and each of its Restricted Subsidiaries has good and indefeasible title to, or valid leasehold or other interests in, all of its real and personal property material to the present conduct of its business, (i) free of all Liens other than those permitted by Section 6.02 and (ii) other than with respect to Eligible Accounts, Eligible Finished Goods Inventory, Eligible Inventory and Eligible Work-In-Process Inventory, except for defects in title that do not materially interfere with its ability to conduct its business or to utilize such properties and assets for their intended purposes and except where the failure to have such title or other interests would not reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, each Loan Party and each Restricted Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents, industrial designs, and other intellectual property necessary to its business as currently conducted; and the use thereof by each Loan Party and each Restricted Subsidiary does not infringe upon the rights of any other Person in a manner that would reasonably be expected to have a Material Adverse Effect. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened in writing against or affecting any Loan Party or any Restricted Subsidiary (i) that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that challenge the validity or enforceability of this Agreement or any other material Loan Document. (b) Except for the Disclosed Matters and except as could not reasonably be expected to result in a Material Adverse Effect, no Loan Party or any Restricted Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability. (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in a Material Adverse Effect. Compliance with Laws and Agreements; No Default. Except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each Loan Party and each Restricted Subsidiary is in compliance with (a) all Requirement of Law applicable to it or its property and (b) each charter, articles or certificate of organization or formation, bylaws, operating agreement, constitution or other organizational or governing document of any Loan Party or any Restricted Subsidiary. No Default has occurred and is continuing. Investment Company Status. No Loan Party nor any Restricted Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. Taxes. Each Loan Party and each Restricted Subsidiary has timely filed or caused to be filed all Tax returns and Tax reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not be reasonably expected to result in a Material Adverse Effect. No tax liens (other than those permitted by Section 6.02) have been filed. Except, in each case, to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect, each Canadian Loan Party or other Loan Party having employees in Canada has withheld all employee withholdings and has made all employer contributions to be withheld and made by it pursuant to applicable law on account of any Canadian Pension Plan, employment insurance and employee income taxes. ERISA; Foreign Benefit Arrangement; Canadian Pension Plan and Benefit Plan; UK Pensions. (a) No ERISA Event or Foreign Benefit Arrangement Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events and Foreign Benefit Arrangement Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87 or subsequent recodification thereof, as applicable) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, except for any such underfunding that could not reasonably be expected to have a Material Adverse Effect. The fair market value of the assets of each funded Foreign Benefit Arrangement, the liability of each insurer for any Foreign Benefit Arrangement funded through insurance or the book reserve established for any Foreign Benefit Arrangement, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date hereof, with respect to all current and former participants in such Foreign Benefit Arrangements according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles except for any underfunding that could not reasonably be expected to have a Material Adverse Effect. (b) The Canadian Pension Plans are duly registered under the Canadian ITA and all other material applicable laws which require registration. As of the Effective Date, none of the Canadian Pension Plans is a Canadian Defined Benefit Plan. Except as would not reasonably be expected to have a Material Adverse Effect, each relevant Loan Party and each of their Restricted Subsidiaries has complied with and performed in all of its obligations under and in respect of the Canadian Pension Plans under the terms thereof, any funding agreements and all applicable laws (including any fiduciary, funding, investment and administration obligations). Except as would not reasonably be expected to have a Material Adverse Effect, all material employer and employee payments, contributions or premiums to be remitted, paid to or in respect of each Canadian Pension Plan have been paid in a timely fashion in accordance with the terms thereof, any funding agreement and all applicable laws. Except as would not reasonably be expected to have a Material Adverse Effect, there have been no material improper withdrawals or applications of the assets of the Canadian Pension Plans. Except, in each such case, as would not reasonably be expected to have a Material Adverse Effect, there has been no termination or partial termination of any Canadian Pension Plan and, no facts or circumstances have occurred or existed that could result, or be reasonably anticipated to result, in the declaration of a termination or partial termination of any Canadian Pension Plan under Requirements of Law. (c) As of the date hereof, no Loan Party nor any of its Restricted Subsidiaries is: (i) an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Schemes Act 1993); or (ii) “connected” with or an “associate” (as those terms are used in sections 38 and 43 of the Pensions Act 2004) of such an employer.

Disclosure. (a) Neither the Lender Presentation nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party or any Restricted Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document (other than information of a general economic or industry specific nature, any projections and other forward looking information) (as modified or supplemented by other information so furnished) (in the case of information regarding the Target prior to the Effective Date, to the knowledge of any Loan Party) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information contained in the materials referenced above, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed by such Loan Parties to be reasonable at the time delivered (it being recognized by the Administrative Agent and Lenders that such projections are not to be viewed as facts or a guarantee of performance and are subject to significant uncertainties and contingencies many of which are beyond the Loan Parties’ control, that no assurance can be given that any particular projections will be realized, that actual results may differ from projected results and that such differences may be material). (b) As of the Effective Date, to the best knowledge of any Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the Effective Date to any Lender in connection with this Agreement is true and correct in all respects. [Reserved]. Solvency. For the Borrowers and their Restricted Subsidiaries, as of the Effective Date and after giving effect to the Transactions occurring on the Effective Date and the incurrence of the Indebtedness and obligations being incurred in connection with this Agreement and the Transactions, (i) the sum of the debt (including contingent liabilities) of the Borrowers and their Restricted Subsidiaries, taken as a whole, does not exceed the fair value of the assets (on a going concern basis) of the Borrowers and their Restricted Subsidiaries, taken as a whole, (ii) the present fair saleable value of the assets of the Borrowers and their Restricted Subsidiaries, taken as a whole, is not less than the amount that will be required to pay the probable liabilities (including contingent liabilities) of the Borrowers and their Restricted Subsidiaries, taken as a whole, on their debts as they become absolute and matured, (iii) the capital of the Borrowers and their Restricted Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of the Borrowers and their Restricted Subsidiaries, taken as a whole, contemplated as of the Effective Date; and (iv) the Borrowers and their Restricted Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debt as they mature in the ordinary course of business. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. Insurance. Each Loan Party maintains, and has caused each Restricted Subsidiary to maintain, with financially sound and reputable insurance companies, insurance on all their real and personal property in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as are prudent and customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. Subsidiaries. Schedule 3.15 sets forth, in each case as of the Effective Date (after giving effect to the Trojan Acquisition) (a) a correct and complete list of all of Insight’s Subsidiaries and (b) the jurisdiction of organization of Insight and each of its Subsidiaries. All of the issued and outstanding

Equity Interests owned by any Loan Party in its Restricted Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable. There are no outstanding commitments or other obligations of any Loan Party to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other Equity Interests of any Loan Party, in each case which would constitute Disqualified Equity Interests. Security Interest in Collateral. Subject to the last paragraph of Section 4.01 and the other exceptions and limitations set forth in the Loan Documents, the provisions of this Agreement and the other Loan Documents create legal and valid Liens on all of the Collateral in favor of the Administrative Agent, for the benefit of the holders of Secured Obligations, and, when and to the extent required by the Security Agreements, such Liens constitute perfected and continuing Liens on the Collateral, securing the Secured Obligations and having priority over all other Liens on the Collateral except in the case of (a) Liens permitted by Section 6.02, to the extent such Liens would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law or agreement and (b) Liens perfected only by possession (including possession of any certificate of title) to the extent the Administrative Agent has not obtained or does not maintain possession of such Collateral. Employment Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against any Loan Party or any Restricted Subsidiary pending or, to the knowledge of any Loan Party, threatened in writing that would reasonably be expected to have a Material Adverse Effect. Except, in each such case, as would not reasonably be expected to have a Material Adverse Effect, the hours worked by and payments made to employees of the Loan Parties and their Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act, the Employee Standards Act (Ontario), or any other applicable Federal, state, provincial, territorial, local or foreign law dealing with such matters. Except, in each such case, as would not reasonably be expected to have a Material Adverse Effect, all payments due from any Loan Party or any Restricted Subsidiary, or for which any claim may be made against any Loan Party or any Restricted Subsidiary, on account of wages and employee health and welfare insurance and other benefits, including on account of any Canadian Pension Plan, have been paid or accrued as a liability on the books of such Loan Party or such Restricted Subsidiary. Margin Regulations. No Loan Party is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Borrowing or Letter of Credit hereunder will be used to buy or carry any Margin Stock in violation of Regulation T, Regulation U or Regulation X. Use of Proceeds. The proceeds of the Loans have been used and will be used, whether directly or indirectly as set forth in Section 5.08. [Reserved]. Anti-Corruption Laws and Sanctions. Each Loan Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and such Loan Party, its Subsidiaries and their respective officers and directors and, to the knowledge of such Loan Party, its employees and agents, are in compliance with Anti-Corruption Laws in all material respects and applicable Sanctions and are not knowingly engaged in any activity that would reasonably be expected to result in any Loan Party being designated as a Sanctioned Person. None of (a) any Loan Party, any Subsidiary or any of their respective directors, officers or, to the knowledge of any such Loan Party or Subsidiary, employees, or (b) to the knowledge of any such Loan Party or Subsidiary, any agent of such Loan Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds of any Borrowing or Letter of Credit or other transaction contemplated by this

Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions. The foregoing representations in this Section 3.21 will not apply to any party hereto to which Council Regulation (EC) 2271/96 (the “Blocking Regulation”) applies, if and to the extent that such representations are or would be unenforceable by or in respect of that party pursuant to, or would otherwise result in a breach and/or violation of, (i) any provision of the Blocking Regulation (or any law or regulation implementing the Blocking Regulation in any member state of the European Union) or (ii) any similar blocking or anti- boycott law in the United Kingdom. [Reserved]. Common Enterprise. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (a) successful operations of each of the other Loan Parties and (b) the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, in furtherance of its direct and/or indirect business interests, will be of direct and/or indirect benefit to such Loan Party, and is in its best interest. Affected Financial Institutions. No Loan Party is an Affected Financial Institution. Plan Assets; Prohibited Transactions. No Loan Party or any of its Restricted Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and, subject to the accuracy of Lenders’ representations in Section 8.09, neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. Centre of Main Interest and Establishments. For the purpose of the European Union Regulation, the centre of main interest (as that term is used in Article 3(1) of the European Union Regulation) for each Foreign Loan Party (other than any Canadian Loan Party) is situated in its jurisdiction of incorporation, and it has no establishment (as that term is used in Article 2(10) of the European Union Regulation) in any other jurisdiction. Fiscal Unity. With respect to each Dutch Loan Party, it is not a member of a fiscal unity (fiscale eenheid) other than a fiscal unity among Dutch Loan Parties only. ARTICLE IV Conditions Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder on the Effective Date shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02): (a) Credit Agreement and Other Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each Loan Party party hereto a counterpart of this Agreement signed on behalf of such Loan Party (which, subject to Section 9.06(b), may include any Electronic Signatures transmitted by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), (ii) from each Loan Party party thereto, a counterpart of each other Loan Document signed on behalf of such Loan Party (which may include facsimile or other electronic transmission of a signed signature page thereof) and (iii) customary legal opinions of the U.S. and Canadian Loan Parties’ counsel, addressed to the Administrative Agent, the Issuing Banks and the Lenders, customary legal opinions of the Administrative Agent’s foreign counsel (other than Canadian counsel), addressed to the Administrative Agent, the Issuing Banks and the Lenders, and customary legal opinions of the Loan Parties’ foreign counsel (other than Canadian counsel), addressed to the Administrative Agent, the Issuing Banks and the Lenders. (b) Financial Statements and Projections. The Arrangers shall have received (i) the unaudited condensed consolidated statements of operations, comprehensive income and cash flows of PCM for each fiscal quarter (other than the fourth fiscal quarter in any fiscal year) that shall have ended after March 31, 2019 and at least forty-five (45) days prior to the Effective Date, (ii) the unaudited consolidated balance sheet and related unaudited consolidated statements of operations and cash flows of Insight for each fiscal quarter (other than the fourth fiscal quarter in any fiscal year) that shall have ended after March 31, 2019 and at least forty-five (45) days prior to the Effective Date, and (iii) pro forma consolidated balance sheet and related pro forma statements of income and cash flows of the Borrowers as of the last day of and for the four fiscal quarters ended on the last date for which financial statements pursuant to clauses (i) and (ii) were most recently required (the “Pro Forma Financial Statements”), prepared after giving effect to the Transactions as if the Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of the statements of income and cash flows). (c) Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party dated the Effective Date and executed by its Secretary or Assistant Secretary, or other officer or director, which shall (A) certify the resolutions of its Board of Directors, members and/or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers, directors and/or authorized signatories of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of each Borrower, its Financial Officers, and (C) contain appropriate attachments, including the certificate, constitution or articles of incorporation or organization of each Loan Party which is, for each Loan Party other than the Canadian Loan Parties, certified by the relevant authority of the jurisdiction of organization or incorporation of such Loan Party (and, in the case of each European Loan Party, certified by a director) and a true and correct copy of its memorandum and articles of association, constitution, by-laws or operating, management or partnership agreement, or other organizational or governing documents of such Loan Party, and (ii) (if available in the relevant jurisdiction) a good standing certificate (or equivalent) for each Loan Party from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for each relevant Loan Party from the appropriate governmental officer in such jurisdiction. (d) Fees. All (i) fees required to be paid on the Effective Date pursuant to the Fee Letters and (ii) expenses required to be paid on the Effective Date pursuant to the Commitment Letter (in the case of this clause (ii), for which invoices have been presented to the Borrower Representative at least two (2) Business Days prior to the Effective Date), in each case shall be paid by the Borrowers substantially concurrently with the initial Borrowings hereunder on the Effective Date (or shall have been authorized to be deducted from the proceeds of the initial Borrowings hereunder on the Effective Date). (e) Refinancing. Substantially concurrently with the initial borrowings under this Agreement, the Refinancing shall have been consummated.

(f) Borrowing Request. The Administrative Agent shall have received a Borrowing Request from the Borrower Representative in accordance with Section 2.03. (g) Solvency. The Administrative Agent shall have received a solvency certificate signed by a Financial Officer (or other officer with reasonably equivalent responsibilities) of the Borrower Representative dated the Effective Date substantially in the form attached hereto as Exhibit E. (h) Borrowing Base Certificate. The Administrative Agent shall have received a Borrowing Base Certificate which calculates the Global Borrowing Base, the U.S. Borrowing Base, the U.K. Borrowing Base and the Dutch Borrowing Base of the applicable Borrowers as of a period agreed to by the Administrative Agent and the Borrower Representative. (i) Aggregate Closing Excess Availability. After giving effect to all Borrowings to be made on the Effective Date, the issuance of any Letters of Credit on the Effective Date and the payment of all fees and expenses due hereunder on the Effective Date, the Aggregate Closing Excess Availability shall not be less than $200,000,000. (j) Filings, Registrations and Recordings. Subject to the last paragraph of this Section 4.01, each document (including any Uniform Commercial Code and PPSA financing statement) required by the Collateral Documents and necessary to establish that the Administrative Agent will have perfected security interests (subject to Liens permitted under Section 6.02) in the Collateral shall have been executed by the applicable Loan Party (to the extent applicable) and delivered to the Administrative Agent and, if applicable, be in proper form for filing. (k) Trojan Acquisition. Substantially concurrently with the initial borrowings under this Agreement on the Effective Date, the Trojan Acquisition shall have been consummated in accordance in all material respects with the terms of the Trojan Merger Agreement, but without giving effect to any amendments, waivers or consents by Insight that are materially adverse to the interests of the Lenders or the Arrangers in their respective capacities as such without the consent of the Arrangers, such consent not to be unreasonably withheld, delayed or conditioned. (l) Material Adverse Effect. Since June 23, 2019, there shall not have occurred a Material Adverse Effect (as defined in the Trojan Merger Agreement). (m) Representations and Warranties. (i) The Specified Merger Agreement Representations shall be true and correct on the Effective Date, and (ii) the Specified Representations shall be true and correct in all material respects on the Effective Date; provided that the foregoing materiality qualifier shall not be applicable any representation qualified or modified by materiality; provided, further the condition under clause (i) hereof shall be deemed satisfied unless Insight has (or an Affiliate of Insight has) the right (determined without regard to any notice requirement) to terminate its obligations under the Trojan Merger Agreement or decline to consummate the Trojan Acquisition as a result of such breach. The Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower Representative certifying that the condition set forth in clause (ii) hereof is satisfied on the Effective Date. (n) Letter of Credit Application. If a Letter of Credit is requested to be issued on the Effective Date, the Administrative Agent shall have received a properly completed letter of credit application (whether standalone or pursuant to a master agreement, as applicable) with respect thereto. (o) USA PATRIOT Act, Etc. (i) The Administrative Agent shall have received, at least three (3) Business Days prior to the Effective Date (or such shorter period as the Arrangers may agree to in their sole discretion), all documentation and other information regarding the Loan

Parties required by applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and the Proceeds of Crime Act, in each case to the extent reasonably requested in writing of the Loan Parties by the Administrative Agent or any Lender at least ten (10) Business Days prior to the Effective Date, and (ii) to the extent any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least three (3) Business Days prior to the Effective Date (or such shorter period as the Arrangers may agree to in their sole discretion), any Lender that has requested, in a written notice to the Loan Parties at least ten (10) Business Days prior to the Effective Date, a Beneficial Ownership Certification in relation to a Loan Party shall have received such Beneficial Ownership Certification. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, it is understood that, to the extent any Collateral is not or cannot be provided on the Effective Date after the Loan Parties’ and their Restricted Subsidiaries’ commercially reasonable efforts to do so (other than the filing of (1) Uniform Commercial Code financing statements in respect of any U.S. Loan Party, (2) form MR01 with the Registrar of Companies House in respect of any U.K. Loan Party, and (3) PPSA financing statements and/or hypothecary filings in respect of any Canadian Loan Party), the providing of such Collateral (including the creation or perfection of any security interests on such Collateral) shall not constitute a condition precedent to the availability of the Loans and Letters of Credit on the Effective Date, but instead shall be required to be provided within ninety (90) days after the Effective Date (or such longer period as otherwise provided for in the Loan Documents or as the Administrative Agent may agree to in its sole discretion). Each Credit Event after the Effective Date. Subject to Section 1.09, the obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, in each case after the Effective Date, is subject to the satisfaction of the following conditions: (a) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects). (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing. (c) After giving effect to any such Borrowing or the issuance, amendment, renewal or extension of any such Letter of Credit, the Borrowers shall be in compliance with the Revolving Exposure Limitations. (d) In the case of any such Borrowing, Administrative Agent shall have received a Borrowing Request from the Borrower Representative in accordance with Section 2.03. Subject to Section 1.09, each Borrowing after the Effective Date and each issuance, amendment, renewal or extension of a Letter of Credit after the Effective Date shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in clauses (a) through (c) of this Section. ARTICLE V

Affirmative Covenants Until all of the Secured Obligations have been Paid in Full, each Loan Party executing this Agreement covenants and agrees with the Lenders that: Financial Statements; Borrowing Base and Other Information. The Borrowers will furnish to the Administrative Agent (for distribution to each Lender): (a) within ninety (90) days after the end of each fiscal year of Insight, its audited consolidated balance sheet and related consolidated statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification, commentary or exception and without any qualification or exception as to the scope of such audit other than an exception or explanatory note with respect to an upcoming maturity date of any Indebtedness occurring within one (1) year from the time such opinion is delivered) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Insight and its Subsidiaries as of, or for, the period covered thereby on a consolidated basis in accordance with GAAP consistently applied; (b) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of Insight, its consolidated balance sheet and related consolidated statements of operations, and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of the Borrower Representative as presenting fairly in all material respects the financial condition and results of operations of Insight and its Subsidiaries as of, or for, the period covered thereby on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (c) [Reserved]; (d) concurrently with any delivery of financial statements under clause (a) or (b) above, a Compliance Certificate (i) certifying, as to the financial statements as required under clause (a) or (b) above, as applicable, (ii) certifying as to whether a Default exists and, if a Default exists, specifying the details thereof and any action taken or proposed to be taken with respect thereto, and (iii) setting forth reasonably detailed calculations of the Fixed Charge Coverage Ratio (whether or not a Covenant Testing Trigger Period exists) and, if a Covenant Testing Trigger Period exists, demonstrating whether the Loan Parties are in compliance with Section 6.12; (e) [reserved]; (f) within ninety (90) days after the beginning of each fiscal year of Insight, a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and cash flow statement) of Insight for each quarter of the upcoming fiscal year (the “Projections”) in substantially the form provided to the Administrative Agent prior to the Effective Date or such other form reasonably satisfactory to the Administrative Agent; (g) within twenty-five (25) days after the end of each calendar month (or, in the case of the first three (3) months ending after the Effective Date, forty-five (45) days), a Borrowing Base Certificate and supporting information in connection therewith, together with any additional reports with respect to each Borrowing Base as the Administrative Agent may reasonably request; provided that, during a Cash Dominion Period, such Borrowing Base Certificate and the other documents set forth above will be delivered within seven (7) days after the end of each calendar week. Concurrently with the delivery of each Borrowing Base Certificate, in respect of any Accounts of a Dutch Borrower, in order to perfect the Administrative Agent’s security interest over such Accounts prior to the notification of the relevant Account Debtors, a supplemental deed of pledge duly executed by the applicable Dutch Borrower pledging all Accounts owed to it and existing on or arising directly out of a legal relationship (rechtsverhouding) existing on the date that such Borrowing Base Certificate is delivered in accordance with the Dutch Omnibus Pledge; (h) within twenty-five (25) days after the end of each calendar month (or, in the case of the first three (3) months ending after the Effective Date, forty-five (45) days) (or, during a Cash Dominion Period, within seven (7) days of the end of each calendar week) and at such other times as may be requested by the Administrative Agent, as of the period then ended, all delivered electronically in a text formatted file acceptable to the Administrative Agent in its Permitted Discretion: (i) a reasonably detailed aging of the U.S. Borrowers’ Accounts, the Canadian Loan Guarantors’ Accounts, the U.K. Borrowers’ Accounts, and the Dutch Borrowers’ Accounts including all invoices aged by invoice date and due date (with an explanation of the terms offered), each prepared in a manner reasonably acceptable to the Administrative Agent, together with a summary specifying the name, address, and balance due for each Account Debtor; (ii) a schedule detailing the U.S. Borrowers’ Inventory, in form reasonably satisfactory to the Administrative Agent, (A) by location (showing Inventory in transit, any Inventory located with a third party under any consignment, bailee arrangement, or warehouse agreement), by class (raw material, work-in-process and finished goods), by product type, and by volume on hand, which Inventory shall be valued at the lower of cost (determined on a first-in, first-out basis) or market and adjusted for Reserves as the Administrative Agent has previously indicated to the Borrower Representative are deemed by the Administrative Agent to be appropriate in its Permitted Discretion in accordance with Section 1.10, and (B) including a report of any variances or other results of Inventory counts performed by the U.S. Borrowers since the last Inventory schedule (including information regarding sales or other reductions, additions, returns, credits issued by U.S. Borrowers and complaints and claims made against the U.S. Borrowers); (iii) (A) a worksheet of calculations prepared by the U.S. Borrowers to determine their Eligible Accounts, Eligible Finished Goods Inventory, and Eligible Work- In-Process Inventory, each such worksheet detailing the Inventory excluded from Eligible Accounts, Eligible Finished Goods Inventory, and Eligible Work-In-Process Inventory, as applicable, and the reason for such exclusion (B) a worksheet of calculations prepared by the Canadian Loan Guarantors to determine their Eligible Accounts, (C) a worksheet of calculations prepared by the U.K. Borrowers to determine their Eligible Accounts, and (D) a worksheet of calculations prepared by the Dutch Borrowers to determine their Eligible Accounts, each such worksheet in clauses (B) through (D) detailing the Accounts excluded from Eligible Accounts, and the reason for such exclusion; and (iv) a reconciliation of the respective Borrowers’ Accounts and U.S. Borrowers’ Inventory between (A) the amounts shown in the respective Borrowers’ general ledger and financial statements and the reports delivered pursuant to clauses (i) and (ii) above and (B) the amounts and dates shown in the reports delivered pursuant to clauses (i) and (ii) above and the Borrowing Base Certificate delivered pursuant to clause (g) above as of such date;

(i) within twenty-five (25) days after the end of each calendar month (or, in the case of the first 3 months ending after the Effective Date, forty-five (45) days) (or, during a Cash Dominion Period, within seven (7) days of the end of each calendar week), as of the period then ended, a schedule and aging of the U.S. Borrowers’ accounts payable, the Canadian Loan Guarantors’ accounts payable, the U.K. Borrowers’ accounts payable, and the Dutch Borrowers’ accounts payable, in each case delivered electronically in a text formatted file acceptable to the Administrative Agent in its Permitted Discretion; (j) promptly in connection with a field examination in any fiscal year and on or prior to the last day of each fiscal year, in each case to the extent requested by the Administrative Agent, an updated customer list for each Loan Party, which list shall state the customer’s name, mailing address and phone number, delivered electronically in a text formatted file acceptable to the Administrative Agent in its Permitted Discretion; (k) promptly upon the Administrative Agent’s request: (i) copies of invoices issued by the Borrowers in connection with any Accounts, credit memos, shipping and delivery documents, and other information related thereto; (ii) copies of purchase orders, invoices, and shipping and delivery documents in connection with any Inventory or Equipment purchased by any Loan Party; (iii) a schedule detailing the balance of all intercompany accounts of the Loan Parties; and (iv) a reconciliation of the loan balance per the Borrowers’ general ledger to the loan balance under this Agreement; (l) promptly upon the Administrative Agent’s request, as of the period specified by the Administrative Agent, the Borrowers’ sales journal, cash receipts journal (identifying trade and non-trade cash receipts) and debit memo/credit memo journal; (m) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Loan Party or any Restricted Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange; (n) promptly following any request therefor, (i) such other information regarding the operations, business affairs and financial condition of any Loan Party or any Restricted Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent (or any Lender through the Administrative Agent) may reasonably request in writing, and (ii) information and documentation reasonably requested by the Administrative Agent or any Lender in writing for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation; and (o) (i) promptly upon receipt thereof, final plan texts for all Canadian Defined Benefit Plans, (ii) promptly upon receipt thereof, each annual information return and each actuarial report (including schedules) in respect any Canadian Defined Benefit Plan, in each case that is required to be filed with the applicable regulatory authorities, and (iii) promptly upon receipt thereof, the most recent Canadian Defined Benefit Plan financial statements that are required to be filed with the applicable regulatory authorities.

The Loan Parties acknowledge that the Administrative Agent may periodically order, at the Borrowers’ expense, certificates of good standing or the substantive equivalent in the jurisdiction of the incorporation, formation or organization for Loan Party from the appropriate government office or officer in such jurisdiction. Documents required to be delivered pursuant to Section 5.01(a), (b) or (m) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR); or (ii) on which such documents are posted on a Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether made available by the Administrative Agent); provided that: upon written request by the Administrative Agent (or any Lender through the Administrative Agent) to the Borrower Representative, the Borrower Representative shall deliver paper copies of such documents to the Administrative Agent or such Lender until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by any Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents to it and maintaining its copies of such documents. Notices of Material Events. The Borrower Representative will furnish to the Administrative Agent (for distribution to each Lender) written notice promptly (but in any event within any time period that may be specified below) after a Responsible Officer of any Loan Party obtains knowledge of the following: (a) the occurrence of any Default; (b) receipt of any notice of any investigation by a Governmental Authority or any litigation or proceeding commenced or threatened in writing against any Loan Party or any Restricted Subsidiary that (i) seeks damages in excess of $100,000,000, (ii) seeks injunctive relief, which could reasonably be expected to result in a Material Adverse Effect, (iii) is asserted or instituted against any Plan, any Canadian Pension Plan, or any Foreign Benefit Arrangement, its fiduciaries or its assets and which would reasonably be expected to result in liability of the Loan Parties and their Restricted Subsidiaries in an aggregate amount exceeding $50,000,000, (iv) alleges the violation of, or seeks to impose remedies under, any Environmental Law or related Requirement of Law, or seeks to impose Environmental Liability, which could reasonably be expected to result in a Material Adverse Effect, or (v) asserts liability on the part of any Loan Party or any Restricted Subsidiary in excess of $100,000,000 in respect of any tax, fee, assessment, or other governmental charge; (c) any Lien (other than Liens permitted under Section 6.02) against any material portion of the Collateral; (d) any loss, damage, or destruction to Eligible Inventory in the amount of $25,000,000 or more, whether or not covered by insurance; (e) within two (2) Business Days of receipt thereof (or such later date as may be agreed by the Administrative Agent), any and all default notices received under or with respect to any leased location or public warehouse where Eligible Inventory with a value of $10,000,000 or more is located;

(f) the occurrence of any ERISA Event or Foreign Benefit Arrangement Event or Canadian Pension Event that, alone or together with any other ERISA Events or Foreign Benefit Arrangement Events or Canadian Pension Events that have occurred, could reasonably be expected to result in liability of the Loan Parties and their Restricted Subsidiaries in an aggregate amount exceeding $50,000,000; (g) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; and (h) (i) any termination or partial termination of any Canadian Pension Plan or existence of facts or circumstances that could result, or be reasonably anticipated to result, in the declaration of a termination or partial termination of any Canadian Pension Plan under Requirements of Law, and (ii) the existence of any solvency or wind-up deficiency in any Canadian Defined Benefit Plan. Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower Representative setting forth the details of the event or development requiring such notice and (if applicable) any action taken or proposed to be taken with respect thereto. Existence; Conduct of Business. (a) Each Loan Party will, and will cause each Restricted Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, in each case (other than the preservation of the existence of each Loan Party) to the extent that the failure to do so would reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, amalgamation, consolidation, liquidation or dissolution permitted under Section 6.03, and (b) each Loan Party will not, and will not permit any of its Restricted Subsidiaries to, engage to any material extent in any business if as a result thereof the general nature of the business of the Loan Parties and their Restricted Subsidiaries taken as a whole would be substantially changed from the general nature of the business of the Loan Parties and their Restricted Subsidiaries taken as a whole on the Effective Date. Payment of Taxes. Each Loan Party will, and will cause each Restricted Subsidiary to, pay or discharge all Taxes, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and such Loan Party or Restricted Subsidiary has set aside on its books adequate reserves with respect thereto to the extent required by GAAP or (b) where failure to do so would not reasonably be expected to result in a Material Adverse Effect. Maintenance of Properties. Each Loan Party will, and will cause each Restricted Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear, casualty and condemnation excepted, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. Books and Records; Inspection and Appraisal Rights. Each Loan Party will, and will cause each Restricted Subsidiary to, (a) keep proper books of record and account in which entries full, true and correct in all material respects are made of all material dealings and transactions in relation to its business and activities and (b) permit any representatives designated by the Administrative Agent (including employees of the Administrative Agent or any consultants, accountants, lawyers, agents and appraisers retained by the Administrative Agent), upon reasonable prior notice, to visit and inspect its properties, to conduct at such Loan Party’s premises field examinations of such Loan Party’s assets, liabilities, books and records, including examining and making extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested; provided that the Borrower Representative may, if it so chooses, be present at or participate in any such discussion to the extent the Borrower Representative is available to be so present or participate; provided, further that no Loan Party or any Restricted Subsidiary will be required to disclose, permit the inspection, examination or making copies of or abstracts from, or discussion of, any document, information or other matter that (x) constitutes non-financial trade secrets or non-financial proprietary information and is not related to Collateral included in the Borrowing Base, (y) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by any Requirement of Law or any contractual obligation of Insight or its Restricted Subsidiaries or (z) is subject to attorney-client or similar privilege or constitutes attorney work product. Each Loan Party acknowledges that the Administrative Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain Reports pertaining to each Loan Party’s assets for internal use by the Administrative Agent and the Lenders. The Loan Parties shall only be responsible for the costs of expenses of one (1) field examination per each of the U.S., the United Kingdom, Canada, and The Netherlands during any 12-month period (in each case, exclusive of (i) the initial field examinations performed prior to the Effective Date and (ii) any field examinations conducted in connection with any new asset class being added to a Borrowing Base); provided, that the Loan Parties shall be responsible for the costs and expenses of all field examinations conducted while an Event of Default has occurred and is continuing. At any time that the Administrative Agent requests, but subject to the limitations herein, each U.S. Borrower will permit the Administrative Agent to conduct appraisals or updates thereof of their Inventory from an appraiser selected and engaged by the Administrative Agent, such appraisals and updates to include, without limitation, information required by any applicable Requirement of Law. The Loan Parties shall only be responsible for the costs of expenses of one (1) Inventory appraisal in the U.S. during any 12-month period (in each case, exclusive of (i) the initial appraisals performed prior to the Effective Date and (ii) any appraisals conducted in connection with any new asset class being added to a Borrowing Base). Additionally, there shall be no limitation on the number or frequency of appraisals of the Inventory of the U.S. Borrowers if an Event of Default has occurred and is continuing, and the Loan Parties shall be responsible for the costs and expenses of any such appraisals conducted while an Event of Default has occurred and is continuing. Compliance with Laws and Material Contractual Obligations. (a) Each Loan Party will, and will cause each Restricted Subsidiary to, (i) comply with each Requirement of Law applicable to it or its property (including without limitation Environmental Laws), (ii) comply with each charter, articles or certificate of organization or incorporation and bylaws, constitution or other organizational or governing documents applicable to such Loan Party or Restricted Subsidiary, and (iii) perform in all material respects its obligations under material agreements to which it is a party, except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each Loan Party will maintain in effect and enforce policies and procedures designed to comply with Anti-Corruption Laws and applicable Sanctions by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents. (b) Each Loan Party will, in a timely fashion, comply with and perform all of its obligations under and in respect of each Canadian Pension Plan, including under any funding agreements and all applicable laws (including any fiduciary, funding, investment and administration obligations); and no Canadian Loan Party shall contribute to or assume an obligation to contribute to or have any liability under any Canadian Defined Benefit Plan (whether as a result of merger, amalgamation, acquisition or otherwise), except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c) In addition to and without limiting the generality of clause (a) above, each Loan Party will, and will cause each Restricted Subsidiary to (i) except as would not reasonably be expected to have a Material Adverse Effect, comply with all applicable laws, statutes, rules, regulations and orders (whether discretionary or otherwise) and published interpretations thereunder with respect to all Foreign Benefit Arrangements, (ii) except as would not reasonably be expected to have a Material Adverse Effect, not take any action or fail to take action in respect of a Foreign Benefit Arrangement the result of which would result in a liability to a Governmental Authority; and (iii) furnish to the Administrative Agent promptly following Administrative Agent’s request such additional information about any Foreign Benefit Arrangement concerning compliance with this covenant, and in respect of any Foreign Benefit Arrangement which is funded, information and applicable valuation reports about the funding of that Foreign Benefit Arrangement, as may be reasonably requested by the Administrative Agent. Use of Proceeds. (a) The proceeds of the Loans and the Letters of Credit will be used only for financing expenses incurred by Insight and its Restricted Subsidiaries in connection with the Transactions and the Trojan Acquisition, financing the Refinancing, and to backstop or replace letters of credit outstanding on the Effective Date under credit facilities no longer available to the Borrowers and their Restricted Subsidiaries as of the Effective Date, and for financing the working capital needs of the Borrowers and, subject to the terms hereof, their Restricted Subsidiaries, and for other general corporate purposes of the Borrowers and, subject to the terms hereof, their Restricted Subsidiaries. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Federal Reserve Board, including Regulations T, U and X. (b) No Borrower will request any Borrowing or Letter of Credit, and no Borrower shall use, and each Borrower shall procure that its Subsidiaries and its and their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. The foregoing clauses (a) and (b) of this Section 5.08 will not apply to any party hereto to which the Blocking Regulation applies, if and to the extent that such representations are or would be unenforceable by or in respect of that party pursuant to, or would otherwise result in a breach and/or violation of, (x) any provision of the Blocking Regulation (or any law or regulation implementing the Blocking Regulation in any member state of the European Union) or (y) any similar blocking or anti-boycott law in the United Kingdom. Notwithstanding the foregoing, the representations given in this Section 5.08 shall not be made by nor apply to any Person that qualifies as a corporation that is registered or incorporated under the laws of Canada or any province thereof and that carries on business in whole or in part in Canada within the meaning of Section 2 of the Foreign Extraterritorial Measures (United States) Order, 1992 passed under the Foreign Extraterritorial Measures Act (Canada) in so far as such representations would result in a violation of or conflict with the Foreign Extraterritorial Measures Act (Canada) or any similar law. [Reserved]. Insurance. Each Loan Party will, and will cause each Restricted Subsidiary to, maintain with financially sound and reputable carriers (a) insurance in such amounts (with no greater risk retention) and against such risks and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations, and (b) all insurance required pursuant to the Collateral Documents. The Borrower Representative will furnish to the Administrative Agent, promptly following the request of the Administrative Agent in writing, information in reasonable detail as to the insurance so maintained. Casualty and Condemnation. The Borrower Representative will furnish to the Administrative Agent prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral under power of eminent domain or by condemnation or similar proceeding. [Reserved]. [Reserved]. Additional Collateral; Further Assurances. (a) Subject to applicable Requirement of Law, each Loan Party will cause (x) each Restricted Subsidiary (other than any Excluded Subsidiary) formed or acquired after the date of this Agreement that is a Restricted Subsidiary and a Wholly Owned Subsidiary or (y) each Unrestricted Subsidiary that is redesignated as a Restricted Subsidiary in accordance with Section 5.15 and that is a Wholly Owned Subsidiary (other than any Excluded Subsidiary), in each case to become a Loan Party (and in the case of a Subsidiary organized under the laws of the U.S., the United Kingdom or The Netherlands, at Insight’s election with the Administrative Agent’s consent (such consent not to be unreasonably withheld), a Borrower) by executing a Joinder Agreement within sixty (60) days after the date of such formation or acquisition, or redesignation, or if later, the date such Restricted Subsidiary becomes a Subsidiary (as such date may be extended from time to time by the Administrative Agent in its sole discretion). In connection therewith, the applicable Loan Party shall deliver to the Administrative Agent all documentation and other information reasonably requested by the Administrative Agent in writing regarding such Subsidiary as may be required to comply with the applicable “know your customer” rules and regulations, including the USA Patriot Act. Upon execution and delivery thereof, each such Person (i) shall automatically become a Loan Guarantor (or a Borrower, as applicable) hereunder and thereupon shall have all of the rights, benefits, duties and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, in any property of such Loan Party which constitutes Collateral (which for clarification, will exclude Excluded Assets), subject to the exceptions and limitations in the Loan Documents. (b) [Reserved]. (c) Without limiting the foregoing but subject to the limitations and restrictions contained in the Loan Documents, each Loan Party will, and will cause each Restricted Subsidiary to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements and other documents and such other actions or deliveries of the type required by Section 4.01, as applicable), which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all in form and substance reasonably satisfactory to the Administrative Agent and all at the expense of the Loan Parties. (d) [Reserved].

(e) Subject to any applicable limitations set forth herein or in any other Loan Document, if any Wholly Owned Subsidiary ceases to be an Excluded Subsidiary after the Effective Date, the Loan Parties will, within sixty (60) days after the next following date on which the Borrower Representative is required to deliver a Compliance Certificate pursuant to Section 5.01(d) (or such longer period as may be agreed to by the Administrative Agent in its sole discretion), cause such Subsidiary to become a Loan Party (and in the case of a Subsidiary organized under the laws of the U.S., the United Kingdom or The Netherlands, at Insight’s election with the Administrative Agent’s consent (such consent not to be unreasonably withheld), a Borrower) and (i) execute a Joinder Agreement and (ii) grant Liens to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, in any property of such Loan Party which constitutes Collateral to the extent not Excluded Assets and subject to the exceptions and limitations in the Loan Documents, in each case, pursuant to such documents, agreements and instruments as the Administrative Agent shall reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent. In connection therewith, the applicable Loan Party shall deliver to the Administrative Agent all documentation and other information reasonably requested by the Administrative Agent in writing regarding such Subsidiary as may be required to comply with the applicable “know your customer” rules and regulations, including the USA Patriot Act. (f) Notwithstanding the foregoing or anything to the contrary contained in any Loan Document, the parties hereto acknowledge and agree that (i) in circumstances where the Administrative Agent and Borrower Representative in good faith determine that the cost, burden or consequences of obtaining or perfecting a security interest in any asset that constitutes Collateral is excessive in relation to the benefit afforded to the Secured Parties thereby, the Administrative Agent in its Permitted Discretion may exclude such Collateral from the creation and perfection requirements set forth in this Agreement and the other Loan Documents, (ii) the Administrative Agent in its Permitted Discretion may grant extensions of time for the creation or perfection of Liens in particular property where the Administrative Agent and the Borrower Representative determine that such creation or perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or any other Loan Document, (iii) no security or pledge agreements or other Collateral Documents governed under the laws of any non-U.S. jurisdiction shall be required (other than the laws of Canada, the United Kingdom, or The Netherlands), and the Loan Parties shall not be required to take any actions outside the U.S. to create or perfect Liens in any assets located or titled outside the U.S. (other than Collateral located or titled in Canada, the United Kingdom, or The Netherlands) except to the extent required as Additional Perfection Steps during a Cash Dominion Period, and (iv) no mortgages or deeds of trust (or similar documentation providing Liens with respect to real property under any non-U.S. jurisdiction) shall be required. Designation of Subsidiaries. The Borrower Representative may at any time after the Effective Date (a) designate any Subsidiary as an Unrestricted Subsidiary or (b) redesignate any Subsidiary that was an Unrestricted Subsidiary on the Effective Date or that was designated as an Unrestricted Subsidiary at the time of the formation or acquisition of such Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and immediately after any such designation, no Default or Event of Default shall have occurred and be continuing, (ii) immediately after giving effect to such designation, the Loan Parties shall be in compliance with the financial covenant set forth in Section 6.12 (as if a Covenant Testing Trigger Period was in effect), determined on a Pro Forma Basis as of the last day of the most recently ended four fiscal quarters of the Borrower Representative for which financial statements have been delivered pursuant to Section 4.01 (at all times prior to the first delivery of financial statements after the Effective Date under Section 5.01(a) or (b)) or Section 5.01(a) or 5.01(b), as applicable, regardless whether such date of determination precedes the first test date for such covenant, (iii) no Subsidiary of the Borrower Representative may be designated as an Unrestricted Subsidiary for purposes of this Agreement if it is a “Restricted Subsidiary” for the purpose of any other Material Indebtedness of any Borrower or any of the Restricted Subsidiaries that has an “Unrestricted Subsidiary” concept, (iv) the

Payment Conditions are satisfied after giving effect to such designation, and (v) any Subsidiary that was an Unrestricted Subsidiary and then was designated as a Restricted Subsidiary may not thereafter be redesignated as an Unrestricted Subsidiary. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of such designation of any Indebtedness or Liens of such Subsidiary existing at such time. The designation of any Subsidiary as an Unrestricted Subsidiary after the Effective Date shall constitute an Investment by the Borrower Representative (or its relevant Restricted Subsidiary) therein at the date of designation in an amount equal to the fair market value (as determined by the Borrower Representative in good faith) of the Borrower Representative’s (or such Restricted Subsidiary’s) Investment therein. Foreign Loan Party Cash Management Provisions. Commencing with the date that is one (1) year after the Effective Date (or such later date as the Administrative Agent may agree): (a) each Foreign Loan Party (other than any Canadian Loan Party) will ensure that all of the proceeds of their Accounts are deposited (whether directly or indirectly) into segregated Collection Accounts (other than as agreed to by the Administrative Agent) (which Collection Accounts shall be located in England (in respect of the U.K. Loan Parties), The Netherlands (in respect of the Dutch Loan Parties), or any other jurisdiction satisfactory to the Administrative Agent in its Permitted Discretion) only containing the proceeds of the Accounts of the applicable Foreign Loan Parties (other than any Canadian Loan Parties), in a manner that is satisfactory to the Administrative Agent in its Permitted Discretion which Collection Accounts, for the avoidance of doubt, shall not be used for general payment purposes and which shall not, during the existence of a Cash Dominion Period be subject to the Cash Pooling Arrangements; (b) the Administrative Agent shall be given sufficient access to each relevant Collection Account to ensure that the provisions of Section 2.10(b) are capable of being complied with; and (c) each Foreign Loan Party (other than any Canadian Loan Party) will ensure that each of its Collection Accounts is subject to a valid and enforceable first ranking security interest under the laws of the jurisdiction where the relevant Collection Account is located and a Deposit Account Control Agreement. Transfer of Accounts of Foreign Loan Parties; Notification of Account Debtors. (a) At any time at the request of the Administrative Agent in its Permitted Discretion during the existence of a Cash Dominion Period, each Foreign Loan Party (other than any Canadian Loan Party) shall (i) at the option of the Administrative Agent, promptly open new Collection Accounts in the name of such Foreign Loan Party (other than any Canadian Loan Party) with the Administrative Agent in England (in respect of the U.K. Loan Parties), The Netherlands (in respect of the Dutch Loan Parties), or such other location requested by the Administrative Agent (such new bank accounts being Collection Accounts under and for the purposes of this Agreement (including Section 5.16(c) hereof)) (such new bank accounts with the Administrative Agent, “New JPM Collection Accounts”); provided that if an Event of Default is continuing and the New JPM Collection Accounts have not been established, such Foreign Loan Party (other than any Canadian Loan Party) shall, at the option of the Administrative Agent, use its reasonable endeavors to cause all of its Collection Accounts (each an “Existing Collection Account”) to be transferred to the name of the Administrative Agent (but only to the extent such transfer is permitted by applicable law and/or the internal policies and procedures of the relevant account bank) and (ii) if new Collection Accounts have been established pursuant to this Section (each a “New Collection Account”) ensure that the proceeds of all Accounts owing to it will promptly be re-directed to the New Collection Accounts. Until all such proceeds have been redirected to the New Collection Accounts, each Foreign Loan Party (other than any Canadian Loan Party) shall cause all amounts on deposit in any

Existing Collection Account to be transferred to a New Collection Account at the end of each Business Day; provided that if any Foreign Loan Party (other than any Canadian Loan Party) does not instruct such re-direction or transfer, it hereby authorizes the Administrative Agent to give such instructions on its behalf to the applicable Account Debtors and/or the account bank holding such Existing Collection Account (as applicable). (b) At any time at the request of the Administrative Agent in its Permitted Discretion during the existence of (i) an Event of Default or (ii) a Cash Dominion Period that the Administrative Agent reasonably expects to continue, each Foreign Loan Party (other than any Canadian Loan Party) agrees that, it shall promptly give notice to Account Debtors of the security interest of the Administrative Agent over its Accounts and instruct the Account Debtors as to the bank account into which further payments are to be made and if such Foreign Loan Party (other than any Canadian Loan Party) does not serve such notice, it hereby authorizes the Administrative Agent to serve such notice on its behalf. U.K. Pensions. Each U.K. Loan Party shall ensure that neither it nor any of its Restricted Subsidiaries is or has been at any time an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pension Schemes Act 199) or “connected” with or an “associate” of (as those terms are used in sections 38 or 43 of the Pensions Act 2004) such an employer. Dutch CIT Fiscal Unity. No Dutch Loan Party shall become a member of a Dutch CIT Fiscal Unity with any Person that is not a Dutch Loan Party without the prior written consent of the Administrative Agent. [Reserved]. Centre of Main Interest and Establishments. No Foreign Loan Party (other than any Canadian Loan Party) shall, without the prior written consent of the Administrative Agent, take any action that shall cause its centre of main interest (as that term is used in Article 3(1) of the European Union Regulation) to be situated outside of its jurisdiction of incorporation, or cause it to have an establishment (as that term is used in Article 2(10) of the European Union Regulation) situated in any other jurisdiction. Post-Closing Matters. Each Loan Party, as applicable, shall execute and deliver and complete the tasks set forth on Schedule 5.22 attached hereto, in each case within time limits specified on such schedule (or such later times as the Administrative Agent may agree to in its sole discretion). ARTICLE VI Negative Covenants Until all of the Secured Obligations have been Paid in Full, each Loan Party executing this Agreement covenants and agrees with the Lenders that: Indebtedness. No Loan Party will, nor will it permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Indebtedness, except: (a) the Secured Obligations; (b) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and any extensions, renewals, refinancings and replacements of any such Indebtedness in accordance with clause (f) hereof;

(c) Indebtedness of any Loan Party to any Restricted Subsidiary or any other Loan Party and of any Restricted Subsidiary to any Loan Party or any other Restricted Subsidiary; provided that (i) Indebtedness of any Restricted Subsidiary that is not a Loan Party to any Loan Party shall be subject to the limitations set forth in Section 6.04 and (ii) Indebtedness of any Loan Party to any Restricted Subsidiary that is not a Loan Party shall be subordinated to the Secured Obligations on customary terms reasonably satisfactory to the Administrative Agent; (d) Guarantees by any Loan Party of Indebtedness of any Restricted Subsidiary or any other Loan Party and by any Restricted Subsidiary of Indebtedness of any Loan Party or any other Restricted Subsidiary, provided that (i) the Indebtedness so Guaranteed is permitted by this Section 6.01, (ii) Guarantees by any Loan Party or any other Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to the limitations set forth in Section 6.04 and (iii) if the Indebtedness so Guaranteed is subordinated to the Secured Obligations, Guarantees permitted under this clause (d) shall be subordinated to the Secured Obligations on the same terms as the Indebtedness so Guaranteed is subordinated to the Secured Obligations; (e) Indebtedness of any Loan Party or any Restricted Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets (whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness in accordance with clause (f) below; provided that (i) such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness outstanding in reliance on this clause (e) together with any outstanding Refinance Indebtedness in respect thereof incurred in reliance on clause (f) below and the principal amount of any Indebtedness outstanding in reliance on clause (i) below, shall not exceed, at the time of the incurrence thereof, in an aggregate principal amount equal to the greater of (x) $50,000,000 and (y) 12.5% of EBITDA as of the last day of the most recently ended four fiscal quarter period for which financial statements have been delivered pursuant to Section 4.01 (at all times prior to the first delivery of financial statements after the Effective Date under Section 5.01(a) or (b)) or clause (a) or (b) of Section 5.01 as of such time; provided, however, any financings of equipment in the ordinary course of business shall not be taken into account to determine compliance with the limitations set forth in this clause (e); (f) Indebtedness which represents extensions, renewals, refinancing or replacements (such Indebtedness being so extended, renewed, refinanced or replaced being referred to herein as the “Refinance Indebtedness”) of any of the Indebtedness described in clauses (b), (e) and (j) hereof (such Indebtedness being referred to herein as the “Original Indebtedness”); provided that (i) such Refinance Indebtedness does not increase the principal amount of the Original Indebtedness (unless such excess amount is separately permitted under this Section 6.01), (ii) any Liens securing such Refinance Indebtedness are not extended to any additional property of any Loan Party or any Restricted Subsidiary (unless otherwise permitted under this Agreement), (iii) no Loan Party or any Restricted Subsidiary that is not originally obligated with respect to repayment of such Original Indebtedness is required to become obligated with respect to such Refinance Indebtedness (unless otherwise permitted under this Agreement) and (iv) such Refinance Indebtedness does not result in a shortening of the average weighted maturity of such Original Indebtedness; (g) Indebtedness incurred by any Loan Party or any Restricted Subsidiary in respect of letters of credit, bank guarantees, bankers’ acceptances or similar instruments issued or created, or related to obligations or liabilities incurred, in the ordinary course of business, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other reimbursement-type obligations regarding workers compensation claims;

(h) Indebtedness (including deposits) of any Loan Party or any Restricted Subsidiary in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case provided in the ordinary course of business; (i) Attributable Indebtedness in respect of Sale and Leaseback Transactions permitted by Section 6.06; (j) Indebtedness of any Person that becomes a Restricted Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Restricted Subsidiary and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this clause (j), together with any Refinance Indebtedness in respect thereof permitted by clause (f) above, shall not exceed $100,000,000 at any time outstanding; (k) unsecured Indebtedness of the Loan Parties and their Restricted Subsidiaries outstanding under the Inventory Financing Facilities; provided that the aggregate principal amount of Indebtedness outstanding in reliance on this clause (k), together with the amount of any then outstanding Secured Inventory Financing, shall not in the aggregate exceed, at the time of incurrence thereof, the greater of (i) $600,000,000 and (ii) 125% of EBITDA as of the last day of the most recently ended four fiscal quarter period for which financial statements have been delivered pursuant to Section 4.01 (at all times prior to the first delivery of financial statements after the Effective Date under Section 5.01(a) or (b)) or clause (a) or (b) of Section 5.01 as of such time; provided that no Event of Default has occurred and is continuing at the time of incurrence of such Indebtedness or would result from the incurrence thereof; (l) Secured Inventory Financing Indebtedness; (m) Indebtedness in respect of Swap Agreements permitted under Section 6.07; (n) unsecured Indebtedness of the Loan Parties and their Restricted Subsidiaries; provided that the aggregate principal amount of Indebtedness outstanding in reliance on this clause (n) shall not exceed, at the time of incurrence thereof, the greater of (i) $400,000,000 and (ii) 100% of EBITDA as of the last day of the most recently ended four fiscal quarter period for which financial statements have been delivered pursuant to Section 4.01 (at all times prior to the first delivery of financial statements after the Effective Date under Section 5.01(a) or (b)) or clause (a) or (b) of Section 5.01 as of such time; provided that (A) no such Indebtedness of any Loan Party shall be subject to scheduled amortization (or mandatory prepayments) or have a final maturity, in either case prior to the date occurring ninety-one (91) days following the Maturity Date at the time of incurrence of such Indebtedness (other than (x) any customary bridge financing that provides for automatic conversion or exchange into Indebtedness that otherwise complies with the requirements of this clause (n), (y) mandatory prepayments consisting of customary mandatory (including at the election of the relevant debt holder or holders) prepayments, repayments, repurchases or redemptions in respect of change of control or a fundamental change (or customary offers to purchase upon a change of control or a fundamental change), conversion or exchange of any Convertible Debt Security in accordance with the terms and conditions set forth in the documents evidencing such Convertible Debt Security, excess cash flow, equity issuances, non- permitted Indebtedness and proceeds of asset sales not used (or required to be used) to repay other Indebtedness (or customary offers to purchase with proceeds of asset sales not used (or required to be used) to repay other Indebtedness) and proceeds of casualty events not used (or required to be used) to repay other Indebtedness (or customary offers to purchase with proceeds of casualty events not used (or required to be used) to repay other Indebtedness), and customary acceleration rights upon an event of default, and (z) an aggregate outstanding principal amount of such Indebtedness not to exceed $25,000,000), and (B) no Event of Default has occurred and is continuing at the time of incurrence of such Indebtedness or would result from the incurrence thereof; (o) Indebtedness representing deferred compensation to employees of any Loan Party or any Restricted Subsidiary incurred in the ordinary course of business; (p) Indebtedness constituting indemnification obligations or obligations in respect of purchase price or other similar adjustments (including adjustments of purchase price, incentive, non-compete, consulting or other similar arrangements and other contingent payments, earnouts and similar obligations) incurred in connection with the Transactions or any Permitted Acquisition or any other Investment or any Disposition permitted under this Agreement; (q) Cash Management Obligations incurred in the ordinary course of business and other Indebtedness incurred in the ordinary course of business in respect of netting services, overdraft protections and similar arrangements and Indebtedness incurred in the ordinary course of business arising from the honoring of a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds; (r) Indebtedness in connection with the Cash Pooling Arrangements; (s) Indebtedness as a result of the issuance of a declaration of joint and several liability used for the purpose of Section 2:403 of the Dutch Civil Code (and any residual liability under such declarations arising pursuant to Section 2:404(2) of the Dutch Civil Code); (t) Indebtedness as a result of a fiscal unity (fiscal eenheid) for Dutch tax purposes between or among the Dutch Loan Parties; (u) Indebtedness owing to any insurance company in connection with the financing of any insurance premiums permitted by such insurance company in the ordinary course of business; (v) other Indebtedness so long as the aggregate principal amount of such Indebtedness shall not exceed $100,000,000 at any time outstanding; and (w) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (v) above. For purposes of determining compliance with this Section 6.01, in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the categories of Indebtedness described in clauses (a) through (v) above, the Loan Parties and their Restricted Subsidiaries will be permitted to, in their sole discretion, classify and reclassify or later divide, classify or reclassify such item of Indebtedness (or any portion thereof) and will only be required to include the amount and type of such Indebtedness in one or more of the above clauses. Liens. No Loan Party will, nor will it permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, except: (a) Liens created pursuant to any Loan Document; (b) Permitted Encumbrances; (c) any Lien on any property or asset of any Loan Party or any Restricted Subsidiary existing on the date hereof and set forth in Schedule 6.02 and any modifications, replacements, renewals or extensions thereof; provided that (i) such Lien shall not apply to any other property or asset of such Loan Party or Restricted Subsidiary or any other Loan Party or Restricted Subsidiary other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien and (B) proceeds thereof, and (ii) to the extent securing Indebtedness, the modification, renewal, extension or refinancing of the Indebtedness or other obligations secured or benefited by such Liens is permitted by Section 6.01; (d) Liens on fixed or capital assets acquired, constructed or improved by any Loan Party or any Restricted Subsidiary; provided that (i) such Liens secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such Liens shall not apply to any other property or assets of such Loan Party or Restricted Subsidiary (other than improvements, accessions, proceeds, dividends or distributions in respect thereof and assets fixed or appurtenant thereto); (e) any Lien existing on any property or asset (other than Collateral) prior to the acquisition thereof by any Loan Party or any Restricted Subsidiary or existing on any property or asset (other than Collateral) of any Person that becomes a Loan Party or Restricted Subsidiary after the date hereof prior to the time such Person becomes a Loan Party or Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Loan Party or Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Loan Party or Restricted Subsidiary or proceeds thereof and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Loan Party or Restricted Subsidiary, as the case may be, and extensions, renewals and replacements thereof to the extent otherwise permitted hereunder; (f) Liens (i) of a collecting bank arising in the ordinary course of business under Section 4-210 of the UCC in effect in the relevant jurisdiction covering only the items being collected upon and (ii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of setoff) and that are within the general parameters customary in the banking industry; (g) Liens arising out of Sale and Leaseback Transactions permitted by Section 6.06; (h) Liens granted by a Restricted Subsidiary that is not a Loan Party in favor of any Borrower or another Loan Party in respect of Indebtedness owed by such Restricted Subsidiary; (i) Liens on assets (other than Collateral) of Subsidiaries that are not Loan Parties to secure Indebtedness of such Subsidiary; (j) Liens in favor of the Loan Parties or any of their Restricted Subsidiaries securing intercompany Indebtedness permitted under Section 6.01; (k) Liens arising under the general terms and conditions (Algemene Bankvoorwaarden) of any member of the Dutch Bankers’ Association (Nederlandse Verenging van Banken) in respect of a Collection Account maintained in the Netherlands in favour of the relevant account bank; provided that (i) a Deposit Account Control Agreement containing, among other things, an undertaking (A) not to exercise such Liens or any right of set-off arising under such general terms and conditions other than for recovery of costs directly arising out of the maintenance of such Collection Accounts and (B) to cooperate with the transfer of the balance of the Collection Accounts in accordance with the instructions of the Administrative Agent, in form and substance acceptable to the Administrative Agent has been entered into with respect to such Collection Account and (ii) such Lien does not secure Indebtedness; (l) leases, licenses, subleases or sublicenses granted to others that do not (A) interfere in any material respect with the business of Insight and its Restricted Subsidiaries, taken as a whole, or (B) secure any Indebtedness; (m) Liens (A) on cash advances or escrow deposits in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 6.05 to be applied against the purchase price for such Investment or otherwise in connection with any escrow arrangements with respect to any such Investment or any Disposition permitted under Section 6.05 (including any letter of intent or purchase agreement with respect to such Investment or Disposition) or (B) consisting of an agreement to dispose of any property in a Disposition permitted under Section 6.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien; (n) any interest or title of a lessor under leases (other than leases constituting Capital Lease Obligations) entered into by any Loan Party or any Restricted Subsidiary in the ordinary course of business; (o) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale or purchase of goods by any Loan Party or any Restricted Subsidiary in the ordinary course of business; (p) Liens that are contractual rights of setoff (A) relating to the establishment of depository relations with banks in the ordinary course of business not given in connection with the incurrence of Indebtedness, (B) relating to pooled deposit or sweep accounts to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of any Loan Party or any Restricted Subsidiary or (C) relating to purchase orders and other agreements entered into with customers of any Loan Party or any Restricted Subsidiary in the ordinary course of business; (q) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto in the ordinary course of business; (r) Liens placed on the Equity Interests of any non-Wholly Owned Subsidiary or joint venture in the form of a transfer restriction, purchase option, call or similar right of a third party joint venture partner; (s) Liens on cash or Permitted Investments (for customary periods of time) used to defease or to satisfy and discharge Indebtedness; provided that such defeasance or satisfaction and discharge is not prohibited hereunder; (t) purported Liens evidenced by the filing of precautionary UCC or similar financing statements or notices relating solely to operating leases, consignment arrangements or bailee arrangements entered into in the ordinary course of business; (u) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of property in the ordinary course of business; (v) Liens on cash and Cash Equivalents securing Swap Obligations permitted under Section 6.07 in an aggregate amount not to exceed $25,000,000 at any one time outstanding; or

(w) other Liens which do not secure Indebtedness for borrowed money or letters of credit and as to which the aggregate amount of the obligations secured thereby does not exceed $50,000,000 at any one time outstanding. Fundamental Changes. (a) No Loan Party will, nor will it permit any Restricted Subsidiary to, merge into, amalgamate or consolidate with any other Person, or permit any other Person to merge into or amalgamate or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto (or, in the case of a Limited Condition Transaction, at the time of the entry into of the applicable Limited Condition Acquisition Agreement) no Event of Default shall have occurred and be continuing: (i) any Restricted Subsidiary of any U.S. Loan Party that is not a Loan Party may merge into a U.S. Loan Party in a transaction in which a U.S. Loan Party is the surviving entity, (ii) any U.S. Borrower can merge with any other U.S. Borrower; provided, however, if Insight is a party to such merger, Insight must be the surviving entity, (iii) any U.S. Loan Party (other than a U.S. Borrower) may merge into any other U.S. Loan Party in a transaction in which the surviving entity is a U.S. Loan Party (and, if such transaction involves a U.S. Borrower, a U.S. Borrower is the surviving entity), (iv) any Canadian Loan Party may amalgamate into any other Canadian Loan Party, (v) any Restricted Subsidiary of any Canadian Loan Party that is not a Loan Party may amalgamate with such Canadian Loan Party in a transaction in which a Canadian Loan Party is the surviving entity, (vi) any Restricted Subsidiary of any U.K. Loan Party that is not a Loan Party may merge into a U.K. Loan Party in a transaction in which a U.K. Loan Party is the surviving entity, (vii) any U.K. Borrower can merge with any other U.K. Borrower, (viii) any U.K. Loan Party (other than a U.K. Borrower) may merge into any other U.K. Loan Party in a transaction in which the surviving entity is a U.K. Loan Party (and, if such transaction involves a U.K. Borrower, a U.K. Borrower is the surviving entity), (ix) any Restricted Subsidiary of any Dutch Loan Party that is not a Loan Party may merge into a Dutch Loan Party in a transaction in which a Dutch Loan Party is the surviving entity, (x) any Dutch Borrower can merge with any other Dutch Borrower, (xi) any Dutch Loan Party (other than a Dutch Borrower) may merge into any other Dutch Loan Party in a transaction in which the surviving entity is a Dutch Loan Party (and, if such transaction involves a Dutch Borrower, a Dutch Borrower is the surviving entity),

(xii) any Restricted Subsidiary that is not a Loan Party may merge or consolidate or amalgamate with or into any other Restricted Subsidiary that is not a Loan Party, (xiii) any Restricted Subsidiary may merge, consolidate or amalgamate with any other Person in order to effect an Investment permitted pursuant to Section 6.04 (provided, however, if a Loan Party is a party to such merger, consolidation or amalgamation, a Loan Party must be the surviving entity or the surviving entity shall become a Loan Party in compliance with Section 5.15); (xiv) a merger, amalgamation, dissolution, liquidation or consolidation, the purpose of which is to effect a Disposition otherwise permitted pursuant to Section 6.05 may be effected; (xv) the Trojan Acquisition and the other transactions contemplated by the Trojan Merger Agreement may be consummated, and (xvi) any Subsidiary that is not a Borrower or a Canadian Loan Guarantor that has assets included in the U.S. Borrowing Base may liquidate or dissolve if Insight determines in good faith that such liquidation or dissolution is in the best interests of such Subsidiary and is not materially disadvantageous to the Lenders. (b) No Loan Party will consummate a Division as the Dividing Person, without the prior written consent of Administrative Agent. Without limiting the foregoing, if any Loan Party that is a limited liability company consummates a Division (with or without the prior consent of Administrative Agent as required above), each Division Successor shall be required to comply with the applicable obligations set forth in Section 5.14 and the other applicable further assurances obligations set forth in the Loan Documents and become a Loan Party under this Agreement and the other Loan Documents. (c) No Loan Party will, nor will it permit any Restricted Subsidiary to, change its fiscal year from the basis in effect on the Effective Date without the consent of the Administrative Agent. Investments, Loans, Advances, Guarantees and Acquisitions. No Loan Party will, nor will it permit any Restricted Subsidiary to, form any subsidiary after the Effective Date, or purchase, hold or acquire (including pursuant to any merger or amalgamation with any Person that was not a Loan Party and a wholly owned Subsidiary prior to such merger) any evidences of Indebtedness or Equity Interests or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (whether through purchase of assets, merger or otherwise) (each, an “Investment”), except: (a) Permitted Investments; (b) (i) Investments in existence on the date hereof and described in Schedule 6.04 and (ii) Investments existing on the Effective Date in Restricted Subsidiaries existing on the Effective Date; (c) Investments (i) by any Loan Party in any other Loan Party (including any newly created Restricted Subsidiary that becomes a Loan Party), (ii) by any Restricted Subsidiary that is not a Loan Party in any Restricted Subsidiary that is not a Loan Party, (iii) by any Restricted Subsidiary that is not a Loan Party in any Loan Party, and (iv) by any Loan Party in Restricted Subsidiaries that are not Loan Parties, provided that (A) at the time any such Investment is made under this clause (iv) the aggregate outstanding amount of such Investments by Loan Parties in Restricted Subsidiaries that are not Loan Parties (together with outstanding amount of Investments in any joint ventures permitted under Section 6.04(j)) shall not exceed the greater of (x) $40,000,000 and (y) 10% of EBITDA as of the last day of the most recently ended four fiscal quarter period for which financial statements have been delivered pursuant to Section 4.01(b) (at all times prior to the first delivery of financial statements after the Effective Date under Section 5.01(a) or (b)) or clause (a) or (b) of Section 5.01 as of such time (in each case determined without regard to any write-downs or write-offs) and such Investments by Loan Parties in Restricted Subsidiaries that are not Loan Parties under this clause (iv) shall only be permitted so long as no Event of Default has occurred immediately prior to giving effect to such Investment and immediately after such Investment giving pro forma effect to such Investment; (d) loans or advances made by a Loan Party or any Restricted Subsidiary to its employees in the ordinary course of business up to a maximum of $2,500,000 in the aggregate at any one time outstanding; (e) notes payable, or stock or other securities issued by Account Debtors to a Loan Party or any Restricted Subsidiary pursuant to negotiated agreements with respect to settlement of such Account Debtor’s Accounts in the ordinary course of business; (f) Investments in the form of Swap Agreements permitted by Section 6.07; (g) Investments of any Person existing at the time such Person becomes a Restricted Subsidiary or consolidates or merges or amalgamates with or into a Loan Party or any of the Restricted Subsidiaries (including in connection with a Permitted Acquisition) so long as such Investments were not made in contemplation of such Person becoming a Restricted Subsidiary or of such consolidation or merger or amalgamation; (h) Investments received in connection with Dispositions permitted by Section 6.05; (i) Investments constituting deposits described in clauses (c) and (d) of the definition of the term “Permitted Encumbrances”; (j) other Investments by any Loan Party or Restricted Subsidiary, including, without limitation, in joint ventures in which such Loan Party or Restricted Subsidiary owns less than a majority of the Equity Interests of such joint venture, so long as at the time any such Investment is made under this Section 6.04(j) the aggregate outstanding amount of such Investments made in reliance on this Section 6.04(j) (together with then outstanding Investments permitted under clause (iv) of Section 6.04(c)) does not exceed the greater of (x) $40,000,000 and (y) 10% of EBITDA as of the last day of the most recently ended four fiscal quarter period for which financial statements have been delivered pursuant to Section 4.01(b) (at all times prior to the first delivery of financial statements after the Effective Date under Section 5.01(a) or (b)) or clause (a) or (b) of Section 5.01 as of such time and such Investments by Loan Parties or Restricted Subsidiaries in joint ventures shall only be permitted so long as no Event of Default has occurred immediately prior to giving effect to such Investment and immediately after such Investment giving pro forma effect to such Investment; (k) Permitted Acquisitions; (l) Investments consisting of prepayments to suppliers in the ordinary course of business; (m) Investments consisting of extensions of trade credit in the ordinary course of business;

(n) Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers consistent with past practices; (o) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers, from financially troubled account debtors or in settlement of delinquent obligations of, or other disputes with, customers and suppliers or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment; (p) advances of payroll payments to employees in the ordinary course of business; (q) to the extent that they constitute Investments, purchases and acquisitions of inventory, supplies, materials or equipment or purchases, acquisitions, licenses or leases of other assets, intellectual property, or other rights, in each case in the ordinary course of business; (r) Guarantees by Insight or any Restricted Subsidiary of the obligations of Insight or any Restricted Subsidiary of leases or other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business; (s) deposits in the ordinary course of business to secure the performance of operating leases or utility contracts, or in connection with obligations in respect of tenders, statutory obligations, surety, stay and appeal bonds, bids, licenses, leases, government contracts, trade contracts, performance and return-of-money bonds, completion guarantees and other similar obligations (exclusive of obligations for the payment of money), in each case incurred in the ordinary course of business; (t) Investments in the form of Restricted Payments permitted pursuant to Section 6.08(a); and (u) so long as the Payment Conditions are satisfied, other Investments (other than Acquisitions) pursuant to this clause (u). For purposes of determining compliance with this Section 6.04, in the event that a proposed Investment (or portion thereof) meets the criteria of clauses (a) through (u) above, the Loan Parties and the Restricted Subsidiaries will be entitled to classify or later reclassify (based on circumstances existing on the date of such reclassification) such Investment (or portion thereof) between such clauses (a) through (u), in a manner that otherwise complies with this Section 6.04. For the avoidance of doubt, an Investment entered into in reliance on clause (u) above that was permitted at the time entered into shall continue to be permitted under such clause notwithstanding any failure to satisfy the Payment Conditions (or any other condition in such clause) at a later date with respect to any subsequent Investment. For purposes of determining the amount of any Investment outstanding, such amount shall be deemed to be the amount of such Investment when made, purchased or acquired (without adjustment for subsequent increases or decreases in the value of such Investment, but giving effect to any net reduction in such Investment resulting from any repurchase, repayment or redemption of such Investment, proceeds realized on the sale of such Investments and taking into account any funds returned to the Person making the Investments (including amounts received representing interest, dividends or any other return of capital)). Asset Sales. No Loan Party will, nor will it permit any Restricted Subsidiary to Dispose any asset, including any Equity Interest owned by it, except: (a) Dispositions of (i) Inventory in the ordinary course of business and (ii) used, obsolete, worn out or surplus equipment or property or assets no longer used or usable in the business of any Loan Party or any Restricted Subsidiary in the ordinary course of business (including allowing any registration or application for registration of any intellectual property that is no longer used or useful, or economically practicable to maintain, to lapse or go abandoned or be invalidated); (b) Dispositions of assets to any Loan Party or any Restricted Subsidiary; provided that for any such Dispositions made by a Loan Party to a Restricted Subsidiary that is not a Loan Party (other than Dispositions made to a Restricted Subsidiary that is not a Loan Party which is part of a series of transactions whereby such Disposition is ultimately made to a Loan Party), such Dispositions are either (x) on terms and conditions substantially as favorable to such Loan Party as would be obtained on an arm’s length basis from unrelated third parties or (y) the Payment Conditions are satisfied after giving effect to such Disposition; (c) (i) Dispositions of Accounts in connection with the compromise, settlement or collection thereof and (ii) Dispositions of Accounts originated in connection with transactions consummated by a Loan Party or Restricted Subsidiary in the ordinary course of such Loan Party’s or such Restricted Subsidiary’s business consistent with past practices in which the applicable Loan Party or Restricted Subsidiary purchases hardware, software or services (as the case may be) from its vendors and subsequently sells or leases (as the case may be) such hardware, software or services to its customers, and then Disposes of the contracts for such transactions (including all Accounts arising from such transactions) to unaffiliated third-party financial institutions or other finance companies within fifteen (15) days (or such later date as agreed to by the Administrative Agent in its sole discretion) after such Accounts have been originated in connection with such transactions (it being understood and agreed that all Accounts owing by customers of a Loan Party or Restricted Subsidiary originated pursuant to such purchase and sale/lease transactions with such customers and so sold to any such unaffiliated third-party financial institutions or other finance companies shall not constitute Eligible Accounts but any Accounts owing to a Loan Party by any such unaffiliated third-party financial institutions or other finance companies in connection with the Disposition of such contracts to any such unaffiliated third-party financial institutions or other finance companies shall constitute Eligible Accounts to the extent such Accounts so qualify pursuant to the definition of Eligible Accounts); (d) Dispositions of Accounts not in excess of $200,000,000 during any fiscal year in connection with any receivables financing; provided that (i) no Event of Default has occurred and is continuing at the time of any such Disposition or would result immediately therefrom, (ii) in the case of Dispositions of Accounts of a Borrower or Canadian Loan Party, no Overadvance would result after giving effect to any such Disposition, (iii) in the case of Dispositions of Accounts of a Borrower or Canadian Loan Party, the applicable Account Debtor(s) owing such Accounts to the applicable Borrower are identified by name in writing to the Administrative Agent prior to any such Disposition, (iv) in the case of Dispositions of Accounts of a Borrower or Canadian Loan Party, the aggregate amount of Accounts sold, transfer or Disposed, and retained by, the applicable Borrower in connection with each such receivables financing are identified by the Borrowers in an updated Borrowing Base Certificate delivered to the Administrative Agent giving pro forma effect to such Disposition (as if such Disposition occurred on such date of the Borrowing Base Certificate), and (v) in the case of Dispositions of Accounts of a Borrower or Canadian Loan Party, to the extent an Account owing from a particular Account Debtor is sold during any calendar month then all other Accounts owing from such Account Debtor, whether or not such other Accounts are sold, shall be ineligible for inclusion in the applicable Borrowing Base during such calendar month; (e) Dispositions of (i) cash (in a manner not otherwise prohibited by the terms of this Agreement or any other Loan Document) and Permitted Investments and (ii) other Investments permitted by clauses (g) and (i) of Section 6.04;

(f) Sale and Leaseback Transactions permitted by Section 6.06; (g) Dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Loan Party or any Restricted Subsidiary; (h) Dispositions of assets acquired in an Acquisition or other Investment, either (i) pursuant to agreements executed in connection with such Acquisition or Investment or (ii) for fair market value within one (1) year after such Acquisition or Investment, in each case so long as (A) the assets to be so sold, transferred or Disposed are not necessary or economically desirable in connection with the business of the Loan Parties and their Restricted Subsidiaries, and (B) the assets to be so Disposed are readily identifiable as assets acquired pursuant to the subject Acquisition or Investment; (i) Dispositions of assets in an aggregate fair market value (as determined by the Borrower Representative in good faith) not to exceed $125,000,000 (subject, in the case of Dispositions of Collateral with a value in excess of $25,000,000 to delivery of an updated Borrowing Base Certificate to the Administrative Agent giving pro forma effect to such Disposition (as if such Disposition occurred on such date of the Borrowing Base Certificate)); (j) other Dispositions of assets (other than Collateral) so long as the aggregate fair market value of all assets Disposed of in reliance upon this clause (j) (as determined by the Borrower Representative in good faith) shall not exceed in any fiscal year the greater of (A) $150,000,000 and (B) 37.5% of EBITDA as of the last day of the most recently ended four fiscal quarter period for which financial statements have been delivered pursuant to Section 4.01(b) (at all times prior to the first delivery of financial statements after the Effective Date under Section 5.01(a) or (b)) or clause (a) or (b) of Section 5.01 at such time; provided, however, the limitation set forth in this clause (j) shall not apply if at least seventy-five percent (75%) of the aggregate sales price from such Disposition shall be paid in cash or Permitted Investments; provided that each of the following items will be deemed to be cash or Permitted Investments for purposes of this Section 6.05(j): (1) any liabilities of the Loan Parties or the Restricted Subsidiaries (as shown on the most recently delivered financial statements pursuant to Section 4.01(b) (at all times prior to the first delivery of financial statements after the Effective Date under Section 5.01(a) or (b)) or Section 5.01(a) or (b) or in the notes thereto), other than liabilities that are by their terms subordinated in right of payment to the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which the Loan Parties and the Restricted Subsidiaries have been validly released by all applicable creditors in writing; and/or (2) any Designated Non-Cash Consideration received in respect of such Disposition; provided that the aggregate fair market value of all such Designated Non-Cash Consideration, as determined by the Borrower Representative in good faith, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (2) that is then outstanding, does not exceed $25,000,000 as of the date any such Designated Non-Cash Consideration is received, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value;

(k) sales or other issuances of Qualified Equity Interests of Insight (or other securities or property following a merger event, reclassification or other change of such Qualified Equity Interests of Insight) upon (i) settlement of any Convertible Debt Security or (b) the exercise of any Permitted Warrant; (l) Dispositions of fixed or capital assets to the extent that such property is exchanged for credit against the purchase price of similar replacement property; (m) leases, subleases, licenses or sublicenses, in each case in the ordinary course of business and that do not materially interfere with the business of Insight and its Restricted Subsidiaries, taken as a whole; (n) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (o) the unwinding or other Disposition of any Swap Obligations or Cash Management Obligations; (p) Dispositions permitted by Section 6.03, Investments permitted by Section 6.04, Restricted Payments permitted by Section 6.08(a), and Liens permitted by Section 6.02, in each case, other than by reference to this clause (p); and (q) other Dispositions of assets so long as the aggregate fair market value of all such assets Disposed of during the term of this Agreement (as determined by the Borrower Representative in good faith) pursuant to this clause (q), as determined as of the date of such Disposition, shall not exceed $10,000,000. Sale and Leaseback Transactions. No Loan Party will, nor will it permit any Restricted Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (a “Sale and Leaseback Transaction”), except for any such sale of any fixed or capital assets by any Loan Party or any Restricted Subsidiary that is made for cash consideration in an amount not less than the fair value of such fixed or capital asset and is consummated within 180 days after such Loan Party or such Restricted Subsidiary acquires or completes the construction of such fixed or capital asset. Swap Agreements. No Loan Party will, nor will it permit any Restricted Subsidiary to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which any Borrower or any Restricted Subsidiary has actual exposure, (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from floating to fixed rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Borrower or any Restricted Subsidiary, and (c) Permitted Convertible Debt Hedge Transactions, and (d) Permitted Share Repurchase Transactions. Restricted Payments; Certain Payments of Indebtedness. (a) No Loan Party will, nor will it permit any Restricted Subsidiary to, declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment, except (i) each of the Loan Parties and the Restricted Subsidiaries may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Equity Interests), (ii) any Loan Party may declare and make Restricted Payments to any Loan Party, (iii) any Restricted Subsidiary that is not a Loan Party may declare and make

Restricted Payments to any Loan Party or other Restricted Subsidiary, (iv) Restricted Payments made by any Loan Party to any non-Loan Party as part of a series of transactions whereby such Restricted Payment is ultimately made to a Loan Party, (v) the Loan Parties and the Restricted Subsidiaries may make Restricted Payments, not exceeding $25,000,000 during any fiscal year of Insight, pursuant to and in accordance with equity option plans, equity award plans, or other benefit plans for management or employees of the Loan Parties and their Restricted Subsidiaries (including non-cash repurchases of Equity Interests deemed to occur upon the exercise of equity awards if such Equity Interests represent a portion of the purchase price therefor), (vi) the Loan Parties may make other Restricted Payments subject to the satisfaction of the Payment Conditions immediately after giving effect to such Restricted Payment, (vi) so long as no Event of Default has occurred and is continuing or would result therefrom, Insight and its Restricted Subsidiaries may make cash payments in lieu of issuance of fractional shares in connection with the conversion of any convertible Equity Interests of Insight, (viii) Insight may make repurchases of Equity Interests of Insight (A) deemed to occur on the exercise of stock options or warrants or similar rights if such Equity Interests represent the delivery of a portion of the Equity Interests subject to such options or warrants or similar rights in satisfaction of the exercise price of such stock options, warrants or similar rights (and do not involve cash consideration) or (B) deemed to occur in the case of payment by Insight of withholding or similar Taxes payable by any future, present or former officer, director, employee, consultant or agent (or heirs or other permitted transferees thereof), in connection with the exercise or vesting of stock options, restricted stock warrants or similar rights (in lieu of a portion of the shares that otherwise would be issued upon such exercise or vesting), (ix) Insight may redeem, repurchase, acquire or retire any of its outstanding Qualified Equity Interests upon the exercise, termination or unwind of any Permitted Convertible Debt Hedge Transaction or upon conversion, exchange, repurchase, redemption or retirement of any Convertible Debt Security, (x) Insight may make Restricted Payments (A) in connection with (including, without limitation, purchases of) any Permitted Convertible Debt Hedge Transaction, (B) to settle any Permitted Warrant (I) by delivery of its Qualified Equity Interests, (II) by set-off against the related Permitted Bond Hedge or (III) with cash payments in an aggregate amount not to exceed the aggregate amount of any payments and/or deliveries received pursuant to the settlement of any related Permitted Bond Hedge (subject to any increase in the price of the underlying common stock since the settlement of such Permitted Bond Hedge), (C) to terminate any Permitted Warrant or (D) to terminate any Permitted Share Repurchase Transaction, and (xii) Insight may make cash payments in lieu of the issuance of fractional shares in connection with the exercise, conversion or settlement of any Convertible Debt Hedge Transaction or cash payments on any Convertible Debt Security in accordance with the terms and conditions set forth in the documents evidencing such Convertible Debt Security. (b) (i) No Loan Party will, nor will it permit any Restricted Subsidiary to, make, directly or indirectly, any voluntary prepayment or other voluntary distribution (whether in cash, securities or other property) of or in respect of principal of any Junior Indebtedness (other than intercompany Indebtedness), or any voluntary payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Junior Indebtedness (other than intercompany Indebtedness), except (A) refinancings of Junior Indebtedness to the extent permitted by Section 6.01, (B) the non-cash payment, purchase, redemption, defeasance or other acquisition or retirement of any Junior Indebtedness in exchange for Equity Interests of Insight and (C) any payment or other distribution in respect of Junior Indebtedness so long as the Payment Conditions are satisfied immediately after giving effect to such payment or other distribution, other than payments in respect of the Junior Indebtedness prohibited by subordination provisions thereof, and (ii) no Loan Party will make, directly or indirectly, any payment or distribution (whether in cash, securities or other property) of or in respect of any amount of any intercompany Indebtedness that is Junior Indebtedness if prohibited by the subordination provisions thereof.

Transactions with Affiliates. No Loan Party will, nor will it permit any Restricted Subsidiary to, engage in any transactions with, any of its Affiliates, except (a) transactions on terms and conditions substantially as favorable to such Loan Party or such Restricted Subsidiary as would be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among Insight and any of the Restricted Subsidiaries, (c) any Investment permitted by Section 6.04, (d) any Indebtedness permitted under Section 6.01(c), (e) any Restricted Payment permitted by Section 6.08(a), (f) the payment of reasonable fees and indemnities to directors of any Loan Party or any Restricted Subsidiary, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of the Loan Parties or their Restricted Subsidiaries in the ordinary course of business, (g) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by a Loan Party’s or a Restricted Subsidiary’s board of directors (or equivalent governing body), (h) the Transactions, and (i) issuances of Equity Interests of Insight or any Restricted Subsidiary to the extent not prohibited by this Agreement. Restrictive Agreements. No Loan Party will, nor will it permit any Restricted Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of such Loan Party or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets in favor of the Administrative Agent to secure the Secured Obligations, or (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to any Loan Party or any other Restricted Subsidiary or to Guarantee Indebtedness of any Loan Party or any other Restricted Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by any Requirement of Law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the Disposition of a Restricted Subsidiary or assets pending such Disposition, provided that such restrictions and conditions apply only to the Restricted Subsidiary or assets to be sold and such Disposition is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof; (vi) the foregoing shall not apply to restrictions imposed by customary provisions in partnership agreements, limited liability company organizational governance documents, joint venture agreements and other similar agreements that restrict the transfer of ownership interests in such partnership, limited liability company, joint venture or similar Person; (vii) the foregoing shall not apply to restrictions in any one or more agreements governing Indebtedness entered into after the Effective Date that contain encumbrances and other restrictions that are, taken as a whole, in the good faith judgment of Insight, (i) no more restrictive in any material respect with respect to the Loan Parties than those encumbrances and other restrictions that are in effect pursuant to this Agreement, and (ii) no more disadvantageous in any material respect, taken as a whole, to the Lenders than the Loan Documents; (viii) the foregoing shall not apply to restrictions that are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary, as applicable, so long as such restrictions were not entered into in contemplation of such Person becoming such a Subsidiary; and (ix) clause (a) of the foregoing shall not apply to negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 6.01 but solely to the extent any negative pledge relates to the property financed by or secured by such Indebtedness. Amendment of Material Documents. No Loan Party will, nor will it permit any Restricted Subsidiary to, amend, modify or waive any of its rights under (a) any agreement relating to any Junior Indebtedness to the extent that any such amendment, modification or waiver, either individually or in the aggregate, could reasonably be expected to be materially adverse to the interests of the Lenders or that is prohibited by the applicable subordination agreement governing such Junior Indebtedness, or (b) the charter, articles or certificate of incorporation or organization, by-laws, operating, management or partnership agreement or other organizational or governing document of such Loan Party to the extent that any such amendment, modification or waiver, either individually or in the aggregate, could reasonably be expected to be materially adverse to the interests of the Lenders. Fixed Charge Coverage Ratio. During any Covenant Testing Trigger Period, the Borrowers will not permit the Fixed Charge Coverage Ratio to be less than 1.0 to 1.0 when measured, on a trailing four fiscal quarter basis, as of the last day of: (a) the last fiscal quarter immediately preceding the occurrence of such Covenant Testing Trigger Period for which financial statements have been delivered to the Administrative Agent pursuant to clause (a) or (b) of Section 5.01, and (b) each fiscal quarter for which financial statements have been delivered to the Administrative Agent pursuant to clause (a) or (b) of Section 5.01 during such Covenant Testing Trigger Period. ARTICLE VII Events of Default If any of the following events (“Events of Default”) shall occur: (a) the Borrowers shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) the Borrowers shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days; (c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any Subsidiary in, or in connection with, this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been materially incorrect when made or deemed made; (d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in (i) Section 5.02(a), 5.03 (with respect to a Loan Party’s existence only), 5.08, 5.16, 5.17 or 5.22, or in Article VI, (ii) Article VII of the U.S. Security Agreement or (iii) Article VII of the Canadian Security Agreement; (e) any Loan Party shall fail to observe or perform any covenant, condition or agree- ment contained in this Agreement (other than those which constitute a default under another Section of this Article) or any other Loan Document, and such failure shall continue unremedied for a period of (i) five (5) days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the Administrative Agent’s election or at the request of the Required Lenders) if such breach relates to terms or provisions of Section 5.01, 5.02 (other than Section 5.02(a)), 5.06, or 5.10 of this Agreement, or (ii) thirty (30) days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the Administrative Agent’s election or at the request of the Required Lenders) if such breach relates to terms or provisions of any other Section of this Agreement or any other Loan Document;

(f) any Loan Party or Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any applicable grace period); (g) any breach or default with respect to any Material Indebtedness occurs by any Loan Party or Material Subsidiary, in each case beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of that Material Indebtedness (or a trustee on behalf of such holder or holders) to cause, that Material Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to the extent such Disposition is permitted by Section 6.05; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, administration, receivership, reorganization or other relief in respect of a Loan Party or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Insolvency Laws now or hereafter in effect or (ii) the appointment of a liquidator, receiver, interim receiver, monitor, trustee, administrator, custodian, sequestrator, conservator or similar official for any Loan Party or Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition, (A) in the case of any U.K. Loan Party or Material Subsidiary incorporated in England and Wales, is not frivolous or vexatious and is discharged, and shall continue unstayed or undismissed within twenty-one (21) days of commencement and (B) in the case of each other Loan Party or Material Subsidiary, shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; (i) any Loan Party or Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition or proposal seeking liquidation, reorganization or other relief under any Insolvency Laws now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a liquidator, receiver, interim receiver, monitor, trustee, custodian, sequestrator, conservator or similar official for such Loan Party or Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (j) any Loan Party shall become unable, admit in writing its inability, or publicly declare its intention not to, or fail generally to pay its debts as they become due; (k) one or more judgments for the payment of money in an aggregate amount in excess of $50,000,000 (to the extent not paid or covered by a valid and binding policy of insurance (as to which a solvent insurance company has not denied coverage)) shall be rendered against any Loan Party, any Material Subsidiary or any combination thereof and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed; (l) (i) an ERISA Event or Canadian Pension Event shall have occurred that, when taken together with all other ERISA Events and Canadian Pension Events that have occurred could reasonably be expected to result in liability of the Borrowers and their Restricted Subsidiaries in an aggregate amount exceeding $50,000,000 for all periods, or (ii) any Lien arises (save for contribution amounts not yet due) in connection with any Canadian Pension Plan that could reasonably be expected to have a Material Adverse Effect; (m) a Change in Control shall occur;

(n) except, in each case, as expressly contemplated by the Loan Guaranty, the Loan Guaranty shall fail to remain in full force or effect or any action shall be taken by any Person other than any Secured Party to discontinue or to reasonably assert the invalidity or unenforceability of the Loan Guaranty, or any Loan Guarantor shall deny that it has any further liability under the Loan Guaranty to which it is a party, or shall give notice to such effect, including, but not limited to notice of termination delivered pursuant to Section 10.08; (o) except as permitted by the terms of any Collateral Document, (i) any Collateral Document shall for any reason fail to create a valid security interest in any Collateral (with respect to Collateral having an aggregate book value in excess of $50,000,000) purported to be covered thereby, or (ii) any Lien securing any Secured Obligation shall cease to be a perfected, first priority Lien (with respect to Collateral having an aggregate book value in excess of $50,000,000) or such Lien (with respect to Collateral having an aggregate book value in excess of $50,000,000) shall not have the priority contemplated by the Loan Documents, in each case except (A) as a result of the Disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (B) any action taken by the Administrative Agent to release any such Lien in compliance with the provisions of this Agreement or any other Loan Documents, or (C) as a result of the Administrative Agent’s failure to maintain possession of any stock certificates or other instruments delivered to it under and pursuant to a Loan Document; (p) except as expressly contemplated by any Collateral Document and except as the result of an action or failure to act on the part of the Administrative Agent, the U.S. Security Agreement, Canadian Security Agreement, the Dutch Omnibus Pledge, the U.K. Debenture or any other material Collateral Document shall fail to remain in full force or effect or any action shall be taken by any Person other than any Secured Party to discontinue or to reasonably assert the invalidity or unenforceability of any Collateral Document; (q) except as expressly contemplated by any Loan Document, any material provision of any material Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction that evidences its assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms); or (r) in the case of a U.K. Loan Party, a moratorium is declared in respect of any Indebtedness of such U.K. Loan Party (it being understood and agreed that, if a moratorium occurs, the ending of the moratorium will not remedy any Event of Default caused by that moratorium). then, and in every such event (other than an event with respect to the Borrowers described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower Representative, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, whereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, but ratably as among the Classes of Loans and the Loans of each Class at the time outstanding, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees (including, for the avoidance of doubt, any break funding payments) and other obligations of the Borrowers accrued hereunder and under any other Loan Document, shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers, and (iii) require cash collateral for the LC Exposure in accordance with Section 2.06(j) hereof; and in the case of any event with respect to the Borrowers described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding and the cash collateral for the LC Exposure, together with accrued interest thereon and all fees (including, for the avoidance of doubt, any break funding payments) and other obligations of the Borrowers accrued hereunder and under any other Loan Document, shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, increase the rate of interest applicable to the Loans and other Obligations as set forth in this Agreement and exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC. ARTICLE VIII The Administrative Agent Authorization and Action. (a) Each Lender, on behalf of itself and any of its Affiliates that are Secured Parties and each Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Loan Documents and each Lender and each Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than within the United States, each Lender and each Issuing Bank hereby grants to the Administrative Agent any required powers of attorney to execute and enforce any Collateral Document governed by the laws of such jurisdiction on such Lender’s or such Issuing Bank’s behalf. Each Lender and each Issuing Bank exempts the Administrative Agent from the restrictions pursuant to Section 181 Civil Code (Bürgerliches Gesetzbuch) and similar restrictions applicable to it pursuant to any other applicable law, in each case to the extent legally possible to such Lender and Issuing Bank. Any Lender and any Issuing Bank which cannot grant such exemption shall notify the Administrative Agent accordingly and, upon request of the Administrative Agent, either act in accordance with the terms of this Agreement and/or any other Loan Document as required pursuant to this Agreement and/or such other Loan Document or grant a special power of attorney to a party acting on its behalf, in a manner that is not prohibited pursuant to Section 181 of the German Civil Code (Bürgerliches Gesetzbuch) and/or any other applicable laws. Without limiting the foregoing, each Lender and each Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents. Without limiting the powers of the Administrative Agent, for the purposes of holding any hypothec granted pursuant to the laws of the Province of Québec to secure the prompt payment and performance of any and all Secured Obligations by any Loan Party, each of the Secured Parties hereby irrevocably appoints and authorizes the Administrative Agent and, to the extent necessary, ratifies the appointment and authorization of the Administrative Agent, to act as the hypothecary representative of the present and future Lenders as contemplated under Article 2692 of the Civil Code of Québec (in such capacity, the “Attorney”), and to enter into, to take and to hold on their behalf, and for their benefit, any hypothec, and to exercise such powers and duties that are conferred upon the Attorney under any related deed of hypothec and applicable law. The Attorney shall: (a) have the sole and exclusive right and authority to exercise, except as may be otherwise specifically restricted by the terms hereof, all rights and remedies given to the Attorney pursuant to any such deed of hypothec and applicable law, and (b) benefit from and be subject to all provisions hereof with respect to the Administrative Agent mutatis mutandis, including, without limitation, all such provisions with respect to the liability or responsibility to and indemnification by the Secured Parties and the Loan Parties. Any person who becomes a Secured Party shall, by its execution of an Assignment and Acceptance Agreement, be deemed to have consented to and confirmed the Attorney as the person acting as hypothecary representative holding the aforesaid hypothecs as aforesaid and to have ratified, as of the date it becomes a Secured Party, all actions taken by the Attorney in such capacity. The substitution of the Administrative Agent pursuant to the provisions of this Section 8.01 also constitute the substitution of the Attorney. (b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the Issuing Banks with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower, any other Loan Party, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Banks (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing: (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, any Issuing Bank, any other Secured Party or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the

Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby; (ii) where the Administrative Agent is required or deemed to act as a trustee in respect of any Collateral over which a security interest has been created pursuant to a Loan Document expressed to be governed by the laws of any jurisdiction other than the U.S. or any of its states or territories, or is required or deemed hold any Collateral “on trust” pursuant to the foregoing, the obligations and liabilities of the Administrative Agent to the Secured Parties in its capacity as trustee shall be excluded to the fullest extent permitted by applicable law; (iii) to the extent that English law is applicable to the duties of the Administrative Agent under any of the Loan Documents, Section 1 of the Trustee Act 2000 of the United Kingdom shall not apply to the duties of the Administrative Agent in relation to the trusts constituted by that Loan Document; where there are inconsistencies between the Trustee Act 1925 or the Trustee Act 2000 of the United Kingdom and the provisions of this Agreement or such Loan Document, the provisions of this Agreement shall, to the extent permitted by applicable law, prevail and, in the case of any inconsistency with the Trustee Act 2000 of the United Kingdom, the provisions of this Agreement shall constitute a restriction or exclusion for the purposes of that Act; and (iv) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account. (d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub- agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub agent except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (e) None of any Co-Syndication Agent, any Arranger or any Co-Documentation Agent shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. (f) In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any reimbursement obligation in respect of any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Bank and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Banks or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding. (g) The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Borrowers’ right to consent pursuant to and subject to the conditions set forth in this Article, no Borrower nor any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations provided under the Loan Documents, to have agreed to the provisions of this Article. Administrative Agent’s Reliance, Limitation of Liability, Etc. (a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by facsimile, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Loan Party to perform its obligations hereunder or thereunder. (b) The Administrative Agent shall be deemed not to have knowledge of any (i) notice of any of the events or circumstances set forth or described in Section 5.02 unless and until written notice thereof stating that it is a “notice under Section 5.02” in respect of this Agreement and identifying the specific clause under said Section is given to the Administrative Agent by the Borrower Representative, or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of Default” or a “notice of an Event of Default”) is given to the Administrative Agent by the Borrower Representative, a Lender or the Issuing Bank. Further, the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent, or (vi) the creation, perfection or priority of Liens on the Collateral. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any claim, liability, loss, cost or expense suffered by any Borrower, any other Loan Party, any Subsidiary, any Lender or any Issuing Bank as a result of, any determination of the Revolving Exposure, the U.S. Tranche Revolving Exposure, the European Tranche Revolving Exposure, any of the component amounts thereof or any portion thereof attributable to each Lender or Issuing Bank, or any exchange rate or Dollar Equivalent. (c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Borrowers), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Posting of Communications. (a) The Borrowers agree that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Bank by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic system chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”). (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the Issuing Bank and each Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, the Issuing Banks and each Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER, ANY CO-SYNDICATION AGENT, ANY CO-DOCUMENTATION AGENT, OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM, EXCEPT, WITH RESPECT TO AN APPLICABLE PARTY, TO THE EXTENT OF DIRECT OR ACTUAL DAMAGES AS ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF SUCH APPLICABLE PARTY; PROVIDED THAT ANY COMMUNICATION TO ANY LENDERS, PROSPECTIVE LENDERS, PARTICIPANTS OR PROSPECTIVE PARTICIPANTS OR, TO THE EXTENT SUCH DISCLOSURE IS OTHERWISE PERMITTED, TO ANY OTHER PERSON THROUGH THE APPROVED ELECTRONIC PLATFORM SHALL BE MADE SUBJECT TO THE ACKNOWLEDGEMENT AND ACCEPTANCE BY SUCH PERSON THAT SUCH COMMUNICATION IS BEING DISSEMINATED OR DISCLOSED ON A CONFIDENTIAL BASIS (ON TERMS SUBSTANTIALLY THE SAME AS SET FORTH IN SECTION 9.12 OR OTHERWISE REASONABLY ACCEPTABLE TO THE ADMINISTRATIVE AGENT AND THE BORROWER REPRESENTATIVE), WHICH SHALL IN ANY EVENT REQUIRE “CLICK THROUGH” OR OTHER AFFIRMATIVE ACTIONS ON THE PART OF THE RECIPIENT TO ACCESS SUCH COMMUNICATION. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or Issuing Bank by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform.

(d) Each Lender and Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. (e) Each of the Lenders, Issuing Bank and each Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. The Administrative Agent Individually. With respect to its Commitment, Loans and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms “Issuing Bank”, “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, Issuing Bank or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, any Loan Party, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Bank. Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving thirty (30) days’ prior written notice thereof to the Lenders, the Issuing Bank and the Borrower Representative, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, (i) the Administrative Agent may appoint one of its Affiliates acting through an office in the European Union as a successor Administrative Agent and (ii) if the Administrative Agent has not appointed one of its Affiliates acting through an office in the European Union as a successor Administrative Agent pursuant to clause (i) above, the Required Lenders shall have the right, to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case (other than if the Administrative Agent appoints one of its Affiliates acting through an office in the European Union as a successor Administrative Agent pursuant to clause (i) above), such appointment shall be subject to the prior written approval of the Borrower Representative (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring

Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. (b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Bank and the Borrowers, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and continue to be entitled to the rights set forth in such Collateral Document and Loan Document, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest), and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article, Section 2.17(d) and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above. Acknowledgements of Lenders and Issuing Bank. (a) Each Lender and each Issuing Bank represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case in the ordinary course of business, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument (and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing), (iii) it has, independently and without reliance upon the Administrative Agent, any Arranger, any Co- Syndication Agent, any Co-Documentation Agent, or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any

Co-Syndication Agent, any Co-Documentation Agent, or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrowers and their Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date or the effective date of any such Assignment and Assumption or any other Loan Document pursuant to which it shall have become a Lender hereunder. (c) Each Lender hereby agrees that (i) it has requested a copy of each Report prepared by or on behalf of the Administrative Agent; (ii) the Administrative Agent (A) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (B) shall not be liable for any information contained in any Report; (iii) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (iv) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (v) without limiting the generality of any other indemnification provision contained in this Agreement, (A) it will hold the Administrative Agent and any such other Person preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any extension of credit that the indemnifying Lender has made or may make to a Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (B) it will pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorneys’ fees) incurred by the Administrative Agent or any such other Person as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. (d) (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 8.06(d) shall be conclusive, absent manifest error. (ii) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (iii) Each Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by any Borrower or any other Loan Party, except, in each case to the extent such erroneous Payment is, and solely with respect to the amount of such erroneous Payment that is, comprised of funds received by the Administrative Agent from any Borrower or any other Loan Party for the purpose of making such erroneous Payment. (iv) Each party’s obligations under this Section 8.06(d) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. Collateral Matters. (a) Except with respect to the exercise of setoff rights in accordance with Section 9.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Secured Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. In its capacity, the Administrative Agent is a “representative” of the Secured Parties within the meaning of the term “secured party” as defined in the UCC. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties.

(b) In furtherance of the foregoing and not in limitation thereof, no arrangements in respect of Banking Services the obligations under which constitute Secured Obligations and no Swap Agreement the obligations under which constitute Secured Obligations, will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such arrangement in respect of Banking Services or Swap Agreement, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph. (c) The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by clause (b), (d) or (e) of Section 6.02. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral. Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that none of the Administrative Agent, any Arranger, any Co-Syndication Agent, or any of their respective Affiliates is a fiduciary with respect to the Collateral or assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto), (c) The Administrative Agent, each Arranger, each Co-Syndication Agent, and each Co-Documentation Agent hereby informs the Lenders that each such Person is not undertaking to provide investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement, and any other Loan Documents, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. Flood Laws. JPMCB has adopted internal policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform Act of 1994 and related legislation (the “Flood Laws”). JPMCB, as administrative agent or collateral agent on a syndicated facility, will post on the applicable electronic platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Laws. However, JPMCB reminds each Lender and Participant in the facility that, pursuant to the Flood Laws, each federally regulated Lender (whether acting as a Lender or Participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements. No real property shall be taken as Collateral unless the Lenders receive at least forty-five (45) days advance notice and each Lender confirms to the Administrative Agent that it has completed all flood due diligence, received copies of all flood insurance documentation and confirmed flood insurance compliance as required by the Flood Laws or as otherwise satisfactory to such Lender. At any time that any real property constitutes Collateral, no modification of any Loan Document shall add, increase, renew or extend any loan, commitment or credit line hereunder until the completion of flood due diligence, documentation and coverage as required by the Flood Laws or as otherwise satisfactory to all Lenders. Appointment of Administrative Agent as U.K Security Trustee. For the purposes of any Liens or Collateral created under the U.K. Collateral Documents or any Collateral Document governed by Irish law (together, for the purposes of this section, each a “Relevant Collateral Document” and together “Relevant Collateral Documents”), the following additional provisions shall apply. (a) In this Section 8.11, the following expressions have the following meanings:

“Appointee” means any receiver, administrator or other insolvency officer appointed in respect of any Loan Party or its assets. “Charged Property” means the assets of the Loan Parties subject to a security interest under the Relevant Collateral Documents. “Delegate” means any delegate, agent, attorney or co-trustee appointed by the Administrative Agent (in its capacity as security trustee). (b) The Secured Parties appoint the Administrative Agent to hold the security interests constituted by the Relevant Collateral Documents on trust for the Secured Parties on the terms of the Loan Documents and the Administrative Agent accepts that appointment. (c) The Administrative Agent, its subsidiaries and associated companies may each retain for its own account and benefit any fee, remuneration and profits paid to it in connection with (i) its activities under the Loan Documents; and (ii) its engagement in any kind of banking or other business with any Loan Party. (d) Nothing in this Agreement constitutes the Administrative Agent as a trustee or fiduciary of, nor shall the Administrative Agent have any duty or responsibility to, any Loan Party. (e) The Administrative Agent shall have no duties or obligations to any other person except for those which are expressly specified in the Loan Documents or mandatorily required by applicable law. (f) The Administrative Agent may appoint one or more Delegates on such terms (which may include the power to sub-delegate) and subject to such conditions as it thinks fit, to exercise and perform all or any of the duties, rights, powers and discretions vested in it by the Relevant Collateral Documents and shall not be obliged to supervise any Delegate or be responsible to any person for any loss incurred by reason of any act, omission, misconduct or default on the part of any Delegate. (g) The Administrative Agent may (whether for the purpose of complying with any law or regulation of any overseas jurisdiction, or for any other reason) appoint (and subsequently remove) any person to act jointly with the Administrative Agent either as a separate trustee or as a co-trustee on such terms and subject to such conditions as the Administrative Agent thinks fit and with such of the duties, rights, powers and discretions vested in the Administrative Agent by the Relevant Collateral Documents as may be conferred by the instrument of appointment of that person. (h) The Administrative Agent shall notify the Lenders of the appointment of each Appointee (other than a Delegate). (i) The Administrative Agent may pay reasonable remuneration to any Delegate or Appointee, together with any costs and expenses (including legal fees) reasonably incurred by the Delegate or Appointee in connection with its appointment. All such remuneration, costs and expenses shall be treated, for the purposes of this Agreement, as paid or incurred by the Administrative Agent. (j) Each Delegate and each Appointee shall have every benefit, right, power and discretion and the benefit of every exculpation (together “Rights”) of the Administrative Agent (in its capacity as security trustee) under the Relevant Collateral Documents, and each reference to the Administrative Agent (where the context requires that such reference is to the Administrative Agent in its capacity as security trustee) in the provisions of the Relevant Collateral Documents which confer Rights shall be deemed to include a reference to each Delegate and each Appointee. (k) Each Secured Party confirms its approval of the Relevant Collateral Documents and authorizes and instructs the Administrative Agent: (i) to execute and deliver the Relevant Collateral Documents; (ii) to exercise the rights, powers and discretions given to the Administrative Agent (in its capacity as security trustee) under or in connection with the Relevant Collateral Documents together with any other incidental rights, powers and discretions; and (iii) to give any authorizations and confirmations to be given by the Administrative Agent (in its capacity as security trustee) on behalf of the Secured Parties under the Relevant Collateral Documents. (l) The Administrative Agent may accept without inquiry the title (if any) which any person may have to the Charged Property. (m) Each other Secured Party confirms that it does not wish to be registered as a joint proprietor of any security interest constituted by a Relevant Collateral Document and accordingly authorizes: (a) the Administrative Agent to hold such security interest in its sole name (or in the name of any Delegate) as trustee for the Secured Parties; and (b) the Land Registry (or other relevant registry) to register the Administrative Agent (or any Delegate or Appointee) as a sole proprietor of such security interest. (n) Except to the extent that a Relevant Collateral Document otherwise requires, any moneys which the Administrative Agent receives under or pursuant to a Relevant Collateral Document may be: (a) invested in any investments which the Administrative Agent selects and which are authorized by applicable law; or (b) placed on deposit at any bank or institution (including the Administrative Agent) on terms that the Administrative Agent thinks fit, in each case in the name or under the control of the Administrative Agent, and the Administrative Agent shall hold those moneys, together with any accrued income (net of any applicable Tax on such income) to the order of the Lenders, and shall pay them to the Lenders on demand. (o) On a disposal of any of the Charged Property which is permitted under the Loan Documents, the Administrative Agent shall (at the cost of the Loan Parties) execute any release of the Relevant Collateral Documents or other claim over that Charged Property and issue any certificates of non-crystallization of floating charges that may be required or take any other action that the Administrative Agent considers desirable. (p) The Administrative Agent shall not be liable for: (i) any defect in or failure of the title (if any) which any person may have to any assets over which security is intended to be created by a Relevant Collateral Document; (ii) any loss resulting from the investment or deposit at any bank of moneys which it invests or deposits in a manner permitted by a Relevant Collateral Document; (iii) the exercise of, or the failure to exercise, any right, power or discretion given to it by or in connection with any Loan Document or any other agreement, arrangement or document entered into, or executed in anticipation of, under or in connection with, any Loan Document; or (iv) any shortfall which arises on enforcing a Relevant Collateral Document. (q) The Administrative Agent shall not be obligated to:

(i) obtain any authorization or environmental permit in respect of any of the Charged Property or a Relevant Collateral Document; (ii) hold in its own possession a Relevant Collateral Document, title deed or other document relating to the Charged Property or a Relevant Collateral Document; (iii) perfect, protect, register, make any filing or give any notice in respect of a Relevant Collateral Document (or the order of ranking of a Relevant Collateral Document), unless that failure arises directly from its own gross negligence or willful misconduct; or (iv) require any further assurances in relation to a Relevant Collateral Document. (r) In respect of any Relevant Collateral Document, the Administrative Agent shall not be obligated to: (i) insure, or require any other person to insure, the Charged Property; or (ii) make any enquiry or conduct any investigation into the legality, validity, effectiveness, adequacy or enforceability of any insurance existing over such Charged Property. (s) In respect of any Relevant Collateral Document, the Administrative Agent shall not have any obligation or duty to any person for any loss suffered as a result of: (i) the lack or inadequacy of any insurance; or (ii) the failure of the Administrative Agent to notify the insurers of any material fact relating to the risk assumed by them, or of any other information of any kind, unless Required Lenders have requested it to do so in writing and the Administrative Agent has failed to do so within fourteen (14) days after receipt of that request. (t) Every appointment of a successor Administrative Agent under a Relevant Collateral Document shall be by deed. (u) Section 1 of the Trustee Act 2000 (UK) shall not apply to the duty of the Administrative Agent in relation to the trusts in respect of any U.K. Collateral Document constituted by this Agreement. (v) In the case of any conflict between the provisions of this Agreement and those of the Trustee Act 1925 (UK), the Trustee Act 2000 (UK) or the Trustee Acts 1893-1899 of Ireland, the provisions of this Agreement shall prevail to the extent allowed by law, and shall constitute a restriction or exclusion for the purposes of the Trustee Act 2000 (UK). (w) The perpetuity period under the rule against perpetuities if applicable to this Agreement and any U.K. Collateral Document shall be 80 years from the Effective Date. Parallel Debt Undertaking. (a) In order to ensure the continuing validity and enforceability of the Liens expressed to be created under the Collateral Documents governed by the laws of The Netherlands, each Dutch Loan Party hereby irrevocably and unconditionally undertakes (the resulting liabilities and obligations under that undertaking in respect of any amount, a Parallel Debt Obligation and in respect of all of them, the Parallel Debt Obligations) to pay to the Administrative Agent amounts equal to, and in the currency of, all amounts from time to time due and payable by any Loan Party to any Secured Party under the Secured Obligations as and when the same fall due for payment under the Secured Obligations. (b) Each Parallel Debt Obligation shall be separate from and independent of the corresponding Secured Obligation, so that the Administrative Agent will have its own independent right to demand payment of the Parallel Debt Obligation.

(c) The Parallel Debt Obligations shall be owed to the Administrative Agent in its own name and not as agent or representative of the Secured Parties. (d) Other than as set out in clause (e) below, the Parallel Debt Obligations shall not limit or affect the existence of the Secured Obligations, for which the Secured Parties shall have an independent right to demand performance to the extent otherwise set forth herein. (e) The rights of the Secured Parties to receive payment of the Secured Obligations are several from the rights of the Administrative Agent to receive payment of the Parallel Debt Obligations, provided that: (i) Payment by a Dutch Loan Party of its Parallel Debt Obligations in accordance with this Section 8.12 shall to the same extent decrease and discharge the corresponding Secured Obligations owing to the Secured Parties; and (ii) Payment by a Loan Party of its Secured Obligations in accordance with the Secured Obligations shall to the same extent decrease and discharge the corresponding Parallel Debt Obligations. ARTICLE IX Miscellaneous Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone or Electronic Systems (and subject in each case to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows: (i) if to any Loan Party, to the Borrower Representative at: c/o Insight Enterprises, Inc. 6820 South Harl Avenue Tempe, Arizona 85283 Attention: Glynis Bryan; Samuel Cowley Facsimile No: (480)760-8894; (480) 760-7892; Email: Glynis.Bryan@Insight.com; Sam.Cowley@insight.com with a copy to: Skadden, Arps, Slate, Meagher & Flom LLP 300 South Grand Avenue, Suite 3400 Los Angeles, California 90071-3144 Attention: Kristine Dunn Facsimile No: (213) 621-5493 Email: Kristine.dunn@skadden.com if to the Administrative Agent, JPMCB in its capacity as an Issuing Bank, to JPMorgan Chase Bank, N.A. at: JPMorgan Chase Bank, N.A. 10 S. Dearborn

Chicago, IL 60603 Attention: Kevin Podwika Email: kevin.m.podwika@jpmorgan.com and, in the case of a notice regarding the European Borrowers, to: J.P. Morgan Europe Limited 25 Bank Street, Canary Wharf London E145JP United Kingdom Attention: Loan and Agency Group Facsimile No.: +44 (0)20 7777 2360 Email: loan_and_agency@jpmorgan.com with a copy to: Morgan, Lewis & Bockius LLP 300 South Grand Avenue, 22nd Floor Los Angeles, California 90071-3132 Attention: Marshall Stoddard, Jr., Esq. Facsimile No: (212) 309-6001 Email: marshall.stoddard@morganlewis.com (ii) if to any other Lender or Issuing Bank, to it at its address or facsimile number set forth in its Administrative Questionnaire. All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received, (B) sent by facsimile shall be deemed to have been given when sent, provided that if not given during normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (C) delivered through Electronic Systems or Approved Electronic Platforms, as applicable, to the extent provided in paragraph (b) below shall be effective as provided in such paragraph. (b) Notices and other communications to any Borrower, any Loan Party, the Lenders and the Issuing Banks hereunder may be delivered or furnished by using Electronic Systems or Approved Electronic Platforms, as applicable, or pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. Each of the Administrative Agent and the Borrower Representative (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by Electronic Systems or Approved Electronic Platforms, as applicable, pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise proscribes, all such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day of the recipient. (c) Any Loan Party may change its address, email or facsimile number for notices and other communications hereunder by notice to the Administrative Agent. Any other party hereto may change its address, facsimile number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document (other than any Fee Letter) or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. (b) Except as provided in the first sentence of Section 2.09(f) (with respect to any commitment increase) and Section 2.23 or as otherwise expressly provided herein or any other Loan Document, and subject to Section 2.14(c) and Section 9.02(e) below, neither this Agreement nor any other Loan Document (other than any Fee Letter) nor any provision hereof or thereof may be waived, amended or modified except (x) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) or (y) in the case of any such other Loan Document (other than any such amendment to effectuate any modification or supplement or joinder thereto expressly contemplated by the terms of such other Loan Document), pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, with the consent of the Required Lenders; provided that no such agreement shall: (i) increase the Commitment of any Lender without the written consent of such Lender (including any such Lender that is a Defaulting Lender); it being understood that a waiver of any condition precedent set forth in Article IV or the waiver of any Default, Event of Default or mandatory prepayment shall not constitute an increase of any Commitment of any Lender, (ii) reduce or forgive the principal amount of any Loan or LC Disbursement (it being understood that a waiver of any Default, Event of Default or mandatory prepayment shall not constitute a reduction or forgiveness in principal) or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby (provided that (A) any amendment or modification of the financial covenants in this Agreement (or any defined term used therein) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (ii) and (B) only the consent of the Required Lenders shall be necessary to waive any obligation to pay default interest pursuant to Section 2.13(i)), (iii) postpone any scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby (it being understood that the waiver of, or the amendment to the terms of, any mandatory prepayment shall not constitute a postponement of any date scheduled for the payment of principal or interest or a reduction thereof), (iv) change Section 2.09(c) or (d), Section 2.18(b) or (d) in a manner that would alter the ratable reduction of Commitments or the manner in which payments are shared, without the written consent of each Lender directly affected thereby (other than any Defaulting Lender), (v) increase the advance rates set forth in the definition of the Global Borrowing Base, the U.S. Borrowing Base, the U.K. Borrowing Base, or the Dutch Borrowing Base, or add new categories of eligible assets or otherwise amend or modify the definitions of Eligible Accounts, Eligible Inventory, Eligible Finished Goods or Eligible Work-In-Process Inventory, in each case in a manner which would increase any applicable Borrowing Base without the written consent of the Required Lenders, the Supermajority U.S. Tranche Lenders (solely with respect to the U.S. Borrowing Base and the Global Borrowing Base), and the Supermajority European Tranche Lenders (solely with respect to the U.K. Borrowing Base, the Dutch Borrowing Base, and the Global Borrowing Base), (vi) change any of the provisions of this Section or the definitions of “Required Lenders”, “Supermajority U.S. Tranche Lenders”, or “Supermajority European Tranche Lenders”, or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (other than any Defaulting Lender) directly affected thereby, (vii) change Section 2.20 without the consent of each Lender directly affected thereby (other than any Defaulting Lender), (viii) release all or substantially all of the value of all the Loan Guaranties (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender (other than any Defaulting Lender), (ix) except as provided in clause (c) of this Section or in any Collateral Document, release (or subordinate) all or substantially all of the Global Collateral, without the written consent of each Lender (other than any Defaulting Lender), (x) amend or modify the definitions of “Available Currency” or “Alternate Rate” without the consent of each Lender directly affected thereby; or (xi) amend or modify Article XII or the definitions of “CAM Exchange Date” or “CAM Percentage” without the consent of each Lender (other than any Defaulting Lender);

provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or any Issuing Bank hereunder without the prior written consent of the Administrative Agent or such Issuing Bank, as the case may be (it being understood that any amendment to Section 2.20 shall require the consent of the Administrative Agent and the Issuing Banks); provided further that no such agreement shall amend or modify the provisions of Section 2.06 or any letter of credit application or the respective rights and obligations between any Borrower and such Issuing Bank in connection with the issuance of Letters of Credit without the prior written consent of the Administrative Agent and such Issuing Bank, respectively. The Administrative Agent may also amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.04. Any amendment, waiver or other modification of this Agreement or any other Loan Document that by its terms affects the rights or duties under this Agreement of the Lenders of one or more Classes (but not the Lenders of any other Class), may be effected by an agreement or agreements in writing entered into by the Borrowers and the requisite number or percentage in interest of each affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time. (c) The Lenders and the Issuing Banks hereby irrevocably authorize the Administrative Agent to, and the Administrative Agent shall, to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (i) upon the Payment in Full of all Secured Obligations (other than the Unliquidated Obligations), and the cash collateralization of all Unliquidated Obligations in a manner reasonably satisfactory to each affected Lender, (ii) constituting property being Disposed of (other than if being Disposed of to another Loan Party) if such Disposition is permitted hereunder and, to the extent requested by the Administrative Agent, the Loan Party Disposing of such property certifies to the Administrative Agent that the Disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any Disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII. Except as provided in the preceding sentence, the Administrative Agent will not release any Liens on Collateral without the prior written authorization of the Required Lenders; provided that, the Administrative Agent may in its discretion, release its Liens on Collateral valued in the aggregate not in excess of $25,000,000 during any calendar year without the prior written authorization of the Required Lenders (it being agreed that the Administrative Agent may rely conclusively on one or more certificates of the Borrower Representative or any other Loan Party as to the value of any Collateral to be so released, without further inquiry). Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Any execution and delivery by the Administrative Agent of documents in connection with any such release shall be without recourse to or warranty by the Administrative Agent. (d) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but has not been obtained being referred to herein as a “Non-Consenting Lender”), then the Borrowers may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with any such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrowers, the Administrative Agent and the Issuing Banks shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04

(with the Loan Parties or replacement lender responsible for paying any applicable processing and recordation fee), and (ii) the Borrowers (or applicable Borrower) shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrowers hereunder to and including the date of termination, including without limitation payments due to such Non- Consenting Lender under Sections 2.15 and 2.17, and (2) if required by such Non-Consenting Lender, an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower Representative, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto. (e) The Lenders and the Issuing Banks hereby irrevocably authorize the Administrative Agent to, and the Administrative Agent shall, release a Loan Guarantor from its obligations under the Loan Guaranty, and release any Equity Interests of such Loan Guarantor which have been pledged as Collateral, upon the consummation of any transaction permitted by this Agreement as a result of which such Loan Guarantor ceases to be a Restricted Subsidiary (including by way of contribution to a joint venture) if, to the extent requested by the Administrative Agent, the Borrower Representative certifies to the Administrative Agent that such transaction is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificates without any further inquiry). In connection with any termination or release pursuant to this Section, the Administrative Agent shall (and is hereby irrevocably authorized by each Lender to) execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent. Further, the Administrative Agent may (and is hereby irrevocably authorized by each Lender to), and upon the request of the Borrower Representative shall, release any Loan Guarantor from its obligations under the Loan Guaranty and release its Liens on any Equity Interests of such Loan Guarantor which have been pledged as Collateral if (i) such Loan Guarantor is no longer a Restricted Subsidiary in accordance with the terms hereof or is otherwise no longer required to be a Loan Party under the terms hereof and (ii) to the extent requested by the Administrative Agent, the Borrower Representative certifies to the Administrative Agent that such transaction is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificates without any further inquiry). (f) Notwithstanding anything to the contrary herein (i) the Administrative Agent may, with the consent of the Borrower Representative only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency and (ii) guarantees, collateral security documents and related documents executed by any Loan Party in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be amended, supplemented or waived by the Administrative Agent (with the consent of the Borrower Representative) without the consent of any Lender if such amendment, supplement or waiver is delivered in order to (x) comply with local law or advice of local counsel, (y) cure ambiguities, omissions, mistakes or defects or (z) cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents. Expenses; Indemnity; Limitation of Liability; Etc. (a) Expenses. The Loan Parties shall, jointly and severally, pay all (i) reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers and their respective Affiliates (but limited, in the case of legal expenses, to the reasonable and documented fees, charges and disbursements of a single counsel for the Administrative Agent and the Arrangers, taken as a whole, and, to the extent reasonably required by the Administrative Agent and the Arrangers, taken as a whole, up to one local counsel in each applicable jurisdiction), in connection with the syndication and distribution (including, without limitation, via the internet or through any Electronic System or Approved Electronic Platform) of the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) reasonable and documented out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any Issuing Bank or any Lender (but limited, in the case of legal expenses, to the reasonable and documented out-of-pocket fees, charges and disbursements of a single counsel for the Administrative Agent, the Issuing Banks, and the Lenders, taken as a whole, and, to the extent reasonably required by the Administrative Agent, the Issuing Banks, and the Lenders, taken as a whole, up to one local counsel in each applicable jurisdiction, and in the case of an actual or perceived conflict of interest, one special counsel to each similarly situated group affected by such conflict where such group notifies Insight of such conflict and thereafter retains counsel), in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. Expenses being reimbursed by the Loan Parties under this Section include, without limiting the generality of the foregoing, reasonable and documented out-of-pocket fees, costs and expenses incurred in connection with: (A) subject to the limitations in Section 5.06, appraisals and insurance reviews; (B) field examinations and the preparation of Reports based on the fees charged by a third party retained by the Administrative Agent or the internally allocated fees for each Person employed by the Administrative Agent with respect to each field examination; (C) background checks regarding senior management and/or key investors, as deemed necessary or appropriate in the sole discretion of the Administrative Agent; (D) Taxes, fees and other charges for (1) lien searches and (2) filing financing statements and continuations, and other actions to perfect, protect, and continue the Administrative Agent’s Liens; (E) sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; and

(F) forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral. (b) Indemnity. The Loan Parties shall, jointly and severally, indemnify the Administrative Agent, each Arranger, each Issuing Bank, each Lender, each Co-Syndication Agent, each Co-Documentation Agent, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all Liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee (limited to, for each occurrence giving rise to such indemnification event, one primary counsel for Indemnitees taken as a whole, one local counsel in each reasonably necessary jurisdiction, and, in the case of an actual or perceived conflict of interest, one special counsel to each group of similarly situated Indemnitees affected by such conflict of interest where such group notifies you of such conflict and thereafter retains counsel), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, (ii) the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (iii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iv) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by a Loan Party or a Subsidiary, or any Environmental Liability related in any way to a Loan Party or a Subsidiary, or (v) any actual or prospective Proceeding relating to any of the foregoing, whether or not such Proceeding is brought by any Loan Party or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or its Related Parties, (y) a material breach by such Indemnitee or its Related Parties of its obligations under the Loan Documents, or (z) disputes solely between or among the Indemnitees (other than (1) disputes involving claims against the Administrative Agent, any Arranger or other similarly titled Person, in their respective capacities as such and (2) any dispute arising out of any act or omission of any Loan Party or any of the Affiliates of the Loan Parties). This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim. (c) Lender Reimbursement. Each Lender severally agrees to pay any amount required to be paid by any Loan Party under paragraph (a), (b) or (d) of this Section 9.03 to the Administrative Agent, each Issuing Bank, and each Related Party of any of the foregoing Persons (each, an “Agent-Related Person”) (to the extent not reimbursed by a Loan Party and without limiting the obligation of any Loan Party to do so), ratably according to their respective Applicable Percentage in effect on the date on which such payment is sought under this Section (or, if such payment is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Applicable Percentage immediately prior to such date), and agrees to indemnify and hold each Agent-Related Person harmless from and against any and all Liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent-Related Person in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent-Related Person under or in connection with any of the foregoing; provided that the unreimbursed expense or indemnified

Liability or related expense, as the case may be, was incurred by or asserted against such Agent- Related Person in its capacity as such; provided, further, that no Lender shall be liable for the payment of any portion of such Liabilities, costs, expenses or disbursements that are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from such Agent-Related Person’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the Payment in Full of the Secured Obligations. (d) Limitation of Liability. To the extent permitted by applicable law (i) no party hereto shall assert, and each party hereto hereby waives, any claim against any other party hereto for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet), except to the extent any such damages are found by a final, non-appealable judgment of a court of competent jurisdiction to arise from the gross negligence, bad faith or willful misconduct of, or material breach of any Loan Document by, such party (or any of its Related Parties), and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this Section 9.03(d) shall relieve any Borrower or any Loan Party of any obligation it may have to indemnify an Indemnitee, as provided in Section 9.03(b), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (e) All amounts due under this Section shall be payable promptly, and in any event no later than thirty (30) days after written demand therefor. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) except as expressly permitted hereunder, no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, participations in Letters of Credit and the Loans at the time owing to it) with the prior written consent (each such consent not to be unreasonably withheld) of: (A) the Borrower Representative, provided that the Borrower Representative shall be deemed to have consented to any such assignment of all or a portion of the Revolving Loans and Commitments unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received written notice thereof and provided further that no consent of the Borrower Representative shall be required for (i) an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, (ii) if an Event of Default under clause (a), (b), (h) or (i) of Article VII has occurred and is continuing, any other assignee (other than an Ineligible Institution); (B) the Administrative Agent; and (C) the Issuing Banks. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower Representative and the Administrative Agent otherwise consent, provided that no such consent of the Borrower Representative shall be required if an Event of Default under clause (a), (b), (h) or (i) of Article VII has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; (C) the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500; and (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about Insight, the other Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws. Notwithstanding anything herein or in any other Loan Document to the contrary, the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions of this Agreement relating to Ineligible Institutions, except to make the list of Disqualified Institutions available to the Lenders upon request. Without limiting the generality of the foregoing and notwithstanding anything herein or in any other Loan Document to the contrary, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is an Ineligible Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, Commitments or other

Obligations, or disclosure of confidential information, to any Ineligible Institution. Furthermore, the Administrative Agent shall have the right, and the Borrowers hereby expressly authorize the Administrative Agent, to disclose the list of Disqualified Institutions to each Lender requesting the same. For the purposes of this Section 9.04(b), the terms “Approved Fund” and “Ineligible Institution” have the following meanings: “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or its Parent, (c) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof, (d) a Loan Party or a Subsidiary or other Affiliate of a Loan Party, or (e) unless consented to by the Borrower Representative, a Disqualified Institution. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05, 2.06(d) or (e), 2.07(b), 2.18(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) Any Lender may, without the consent of, or notice to, the Borrowers, the Administrative Agent, or the Issuing Banks, sell participations to one or more banks or other entities (a “Participant”) other than an Ineligible Institution in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(f) and (g) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender and the information and documentation required under Section 2.17(g) will be delivered to the Borrowers and the Administrative Agent)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 2.19(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(d) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement or any other Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof. Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall be deemed an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it;

provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each Borrower and each Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrowers and the Loan Parties, Electronic Signatures transmitted by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Indemnitee for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of any Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other obligations at any time owing, by such Lender, the Issuing Bank or any such Affiliate, to or for the credit or the account of any Loan Party against any and all of the Secured Obligations held by such Lender, the Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, the Issuing Bank or their respective Affiliates shall have made any demand under the Loan Documents and although such obligations may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or the Issuing Bank different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Bank, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The applicable Lender, the Issuing Bank or such Affiliate shall notify the

Borrower Representative and the Administrative Agent of such setoff or application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff or application under this Section. The rights of each Lender, the Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Bank or their respective Affiliates may have. Governing Law; Jurisdiction; Consent to Service of Process. (a) The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the laws of the State of New York; provided that (i) the interpretation of the definition of “Material Adverse Effect” (as defined in the Trojan Merger Agreement) (and whether or not such a Material Adverse Effect has occurred), (ii) the determination of the accuracy of any Specified Merger Agreement Representations and whether as a result of any inaccuracy thereof either that the Merger Sub or any of its Affiliates has the right to terminate its obligations under the Trojan Merger Agreement or to decline to consummate the Trojan Acquisition, and (iii) the determination of whether the Trojan Acquisition has been consummated in accordance with the terms of the Trojan Merger Agreement and, in any case, claims or disputes arising out of any such interpretation or determination or any aspect thereof shall, in each case, be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. (b) Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Loan Document, any claims brought against the Administrative Agent by any Secured Party relating to this Agreement, any other Loan Document, the Collateral or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York. (c) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. federal or New York state court sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Documents, the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction. (d) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (c) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(e) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Each Loan Party (other than a U.S. Loan Party) irrevocably designates and appoints Insight, as its authorized agent, to accept and acknowledge on its behalf, service of any and all process which may be served in any suit, action or proceeding of the nature referred to in Section 9.09(b) in any federal or New York State court sitting in New York City. Insight hereby represents, warrants and confirms that Insight has agreed to accept such appointment (and any similar appointment by a Loan Guarantor which is a Foreign Subsidiary). Said designation and appointment shall be irrevocable by each such Loan Party until all Loans, all reimbursement obligations, interest thereon and all other amounts payable by such Loan Party hereunder and under the other Loan Documents shall have been Paid in Full in accordance with the provisions hereof and thereof. Each Loan Party (other than a U.S. Loan Party) hereby consents to process being served in any suit, action or proceeding of the nature referred to in Section 9.09(b) in any federal or New York State court sitting in New York City by service of process upon Insight as provided in this Section 9.09(e). Each Loan Party (other than a U.S. Loan Party) irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service in such manner and agrees that such service shall be deemed in every respect effective service of process upon such Loan Party in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to such Loan Party. To the extent any Loan Party (other than a U.S. Loan Party) has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution of a judgment, execution or otherwise), such Loan Party hereby irrevocably waives, to the fullest extent permitted by law, such immunity in respect of its obligations under the Loan Documents. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Confidentiality. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, and its and its Affiliates’ employees, directors, officers, independent auditors, rating agencies, professional advisors and other experts or agents who need to know such Information in connection with the transactions contemplated by the Loan Documents (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential, and each of the Administrative Agent, the Issuing Banks and the Lenders shall be responsible for each of their respective Affiliates’

compliance with the terms of this Section), (b) pursuant to the order of any Governmental Authority or in any pending legal, judicial or administrative proceeding, or otherwise as required by any Requirement of Law, rule or regulation, subpoena or compulsory legal process or upon the request or demand of any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners) or other Governmental Authority purporting to have jurisdiction over the Administrative Agent, any Issuing Bank or any Lender, or any of their respective Affiliates (in which case the Administrative Agent, such Issuing Bank or such Lender, as applicable, hereby agrees (except with respect to any audit or examination conducted by bank accountants or any self-regulatory authority or Governmental Authority or regulatory authority exercising examination or regulatory authority), to the extent practicable and not prohibited by applicable law or regulation, to inform the Borrower Representative promptly thereof prior to disclosure), (c) to the extent that such Information is independently developed by the Administrative Agent, any Issuing Bank, any Lender, or any of their respective Affiliates, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee (other than a Disqualified Institution) of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations, (g) with the consent of the Borrower Representative, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis from a source other than the Borrowers, or (i) on a confidential basis to (1) any rating agency in connection with rating any Borrower or its Subsidiaries or the credit facilities provided for herein or (2) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of identification numbers with respect to the credit facilities provided for herein. For the purposes of this Section, “Information” means all information received from the Loan Parties relating to the Loan Parties or their business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the Loan Parties and other than information pertaining to this Agreement customarily provided by arrangers to data service providers, including league table providers, that serve the lending industry. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON- PUBLIC INFORMATION CONCERNING EACH BORROWER AND ITS AFFILIATES, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE LOAN PARTIES OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT INSIGHT, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWERS AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS

COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board) for the repayment of the Borrowings provided for herein. After the Effective Date, anything contained in this Agreement to the contrary notwithstanding, neither the Issuing Bank nor any Lender shall be obligated to extend credit to the Borrowers in violation of any Requirement of Law. USA PATRIOT Act; UK “Know Your Customer” Checks; Canadian Anti-Money Laundering. (a) USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act. (b) UK “Know Your Customer” Checks. (i) If (A) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the Effective Date, (B) any change in the status of a U.K. Loan Party after the Effective Date, or (C) a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer, obliges the Administrative Agent or any Lender (or, in the case of paragraph (C) above, any prospective new Lender) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, each U.K. Loan Party shall promptly upon the request of the Administrative Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Administrative Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in paragraph (C) above, on behalf of any prospective new Lender) in order for the Administrative Agent, such Lender or, in the case of the event described in paragraph (C) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Loan Documents; and (ii) each Lender shall promptly upon the request of the supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Administrative Agent (for itself) in order for the Administrative Agent to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Loan Documents. (c) Canadian Anti-Money Laundering Legislation. (i) Each Loan Party acknowledges that, pursuant to the Proceeds of Crime Act and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” laws (collectively, including any guidelines or orders thereunder, “AML Legislation”), the Lenders may be required to obtain, verify and record information regarding the Loan Parties and their respective directors, authorized signing officers, direct or indirect shareholders or other Persons in control of the Loan Parties, and the transactions contemplated hereby. Each Loan Party shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender or any prospective assignee or participant of a Lender, any Issuing Bank or any Agent, in order to comply with any applicable AML Legislation, whether now or hereafter in existence. (ii) If the Administrative Agent has ascertained the identity of any Loan Party or any authorized signatories of the Loan Parties for the purposes of applicable AML Legislation, then the Administrative Agent: (A) shall be deemed to have done so as an agent for each Lender, and this Agreement shall constitute a “written agreement” in such regard between each Lender and the Administrative Agent within the meaning of the applicable AML Legislation; and (B) shall provide to each Lender copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness. Notwithstanding the preceding sentence and except as may otherwise be agreed in writing, each of the Lenders agrees that neither the Administrative Agent nor any other Agent has any obligation to ascertain the identity of the Loan Parties or any authorized signatories of the Loan Parties on behalf of any Lender, or to confirm the completeness or accuracy of any information it obtains from any Loan Party or any such authorized signatory in doing so. Disclosure. Each Loan Party, each Lender and the Issuing Bank hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates. Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the other Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession or control. Should any Lender (other than the Administrative Agent) obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender. Marketing Consent. The Borrowers hereby authorize the Arrangers and their affiliates, at their respective sole expense, but without any prior approval by the Borrowers, to publish such tombstones and give such other similar customary publicity to this Agreement as each may from time to time determine in its sole discretion. The foregoing authorization shall remain in effect unless and until the Borrower Representative notifies the Arrangers in writing that such authorization is revoked. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. No Fiduciary Duty, etc. (a) Each Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that no Credit Party will have any obligations under the Loan Documents except those obligations expressly set forth herein and in the other Loan Documents, and in connection with the transactions contemplated by the Loan Documents, each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to each Borrower with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, any Borrower or any other person. Each Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, each Borrower acknowledges and agrees that no Credit Party is advising any Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. Each Borrower shall, to the extent it deems appropriate, consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Loan Documents, and the Credit Parties shall have no responsibility or liability to any Borrower with respect thereto. (b) Each Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party, together with its Affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, any Borrower and other companies with which any Borrower may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. (c) In addition, each Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which a Borrower may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from any Loan Party by virtue of the transactions contemplated by the Loan Documents or its other relationships with such Loan Party in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. Each Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to any Borrower, confidential information obtained from other companies. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States). In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. Dutch CIT Fiscal Unity. If, at any time, a Loan Party resident for tax purposes in The Netherlands or carrying on a business through a permanent establishment or deemed permanent establishment in The Netherlands is part of a Dutch CIT Fiscal Unity with any of its group entities resident for tax purposes in The Netherlands or carrying on a business through a permanent establishment or deemed permanent establishment in The Netherlands (a “Dutch CIT Fiscal Unity Member”), and such Dutch CIT Fiscal Unity is, in respect of such Dutch CIT Fiscal Unity Member, terminated or disrupted within the meaning of Article 15(6) of the Dutch CITA (or any other provision which facilitates the termination of a Dutch CIT Fiscal Unity) pursuant to or in connection with the Administrative Agent or other Secured Party enforcing its rights under a Loan Document with respect to any Collateral Document or the execution of any Collateral Document, the relevant member of such Dutch CIT Fiscal Unity shall, for no consideration, as soon as possible at the request of and together with the Dutch CIT Fiscal Unity Member leaving the Dutch CIT Fiscal Unity, lodge a request with the Dutch tax authorities to allocate and surrender any tax losses as referred to in Article 20 of the Dutch CITA to the Dutch CIT Fiscal Unity Member leaving the Dutch CIT Fiscal Unity in connection with Article 15af of the Dutch CITA (or any other provision which facilitates such allocation of tax losses upon termination of the Dutch CIT Fiscal Unity), to the extent such tax losses are attributable to the Dutch CIT Fiscal Unity Member leaving the Dutch CIT Fiscal Unity. English Language. The parties hereto confirm that it is their wish that this Agreement and any other document executed in connection with the Transactions be drawn up in the English language only and that all other documents contemplated thereunder or relating thereto, including notices, may also be drawn up in the English language only. Les parties aux présentes confirment que c’est leur volonté que cette convention et les autres documents de crédit y afférents soient rédigés en anglais seulement et que tous les documents, y compris tous avis, envisagés par cette convention soient rédigés en anglais seulement. ARTICLE X Loan Guaranty of Global Loan Parties Guaranty. Each Loan Guarantor that is a Global Loan Party (each reference to Loan Guarantors in this Article X being limited to such Global Loan Parties) (other than those that have delivered a separate Guaranty) hereby agrees that (i) it is jointly and severally liable for, and, as a primary obligor and not merely as surety, except as otherwise provided herein, absolutely, unconditionally and irrevocably guarantees to the Secured Parties, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and, subject to the limitations in Section 9.03, all costs and expenses, including, without limitation, subject to the limitations in Section 9.03, all court costs and attorneys’ and paralegals’ fees (including allocated costs of in-house counsel and paralegals) and expenses paid or incurred by the Administrative Agent, the Issuing Banks and the Lenders in endeavoring to collect all or any part of the Secured Obligations from, or in prosecuting any action against, any Borrower, any Loan Guarantor or any other guarantor of all or any part of the Secured Obligations (such costs and expenses, together with the Secured Obligations, collectively the “Global Guaranteed Obligations” and (ii) if any Global Guaranteed Obligation is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify the relevant Secured Party immediately on demand against any cost, loss or liability it incurs as a result of any Loan Guarantor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Loan Document on the date when it would have been due (provided that he amount payable by a Loan Guarantor under this indemnity will not exceed the amount it would have had to pay if the amount claimed had been recoverable on the basis of a guarantee); provided, however, that the definition of “Global Guaranteed Obligations” shall not create any guarantee by any Loan Guarantor of (or grant of security interest by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor). Each Loan Guarantor further agrees that the Global Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it (except as expressly provided in Section 9.02), and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender that extended any portion of the Global Guaranteed Obligations. Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor waives any right to require the Administrative Agent, any Issuing Bank or any Lender to sue any Borrower or any Loan Guarantor obligated for all or any part of the Guaranteed Obligations, or otherwise to enforce its payment against any collateral securing all or any part of the Global Guaranteed Obligations.

No Discharge or Diminishment of Loan Guaranty. (a) Except as otherwise provided for herein, the obligations of each Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than Payment in Full of the Global Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration or compromise of any of the Global Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Borrower or any other Loan Guarantor liable for any of the Global Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Loan Guarantor or their assets or any resulting release or discharge of any obligation of any Loan Guarantor; or (iv) the existence of any claim, setoff or other rights which any Loan Guarantor may have at any time against any other Loan Guarantor, the Administrative Agent, any Issuing Bank, any Lender or any other Person, whether in connection herewith or in any unrelated transactions. (b) The obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Global Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Loan Guarantor, of the Global Guaranteed Obligations or any part thereof. (c) Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Administrative Agent, any Issuing Bank or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Global Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Global Guaranteed Obligations; (iii) any release, non- perfection or invalidity of any indirect or direct security for the obligations of any Borrower for all or any part of the Global Guaranteed Obligations or any obligations of any other Loan Guarantor liable for any of the Global Guaranteed Obligations; (iv) any action or failure to act by the Administrative Agent, any Issuing Bank or any Lender with respect to any collateral securing any part of the Global Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Global Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than Payment in Full of the Global Guaranteed Obligations). Defenses Waived. To the fullest extent permitted by applicable law, each Loan Guarantor hereby waives any defense based on or arising out of any defense of any Borrower or any other Loan Guarantor or the unenforceability of all or any part of the Global Guaranteed Obligations from any cause, or the cessation from any cause of the liability of any Borrower or any other Loan Guarantor, other than Payment in Full of the Global Guaranteed Obligations. Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives, to the fullest extent permitted by applicable law, acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any other Loan Guarantor or any other Person. Each Loan Guarantor confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder. The Administrative Agent may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Global Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Global Guaranteed Obligations, compromise or adjust any part of the Global Guaranteed Obligations, make any other accommodation with any other Loan Guarantor or exercise any other right or remedy available to it against any Loan Guarantor, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty except to the extent the Global Guaranteed Obligations have been Paid in Full. To the fullest extent permitted by applicable law, each Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any other Loan Guarantor or any security. Rights of Subrogation. No Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification, that it has against any other Loan Guarantor or any collateral, until the Global Loan Parties and the Loan Guarantors have fully performed all their obligations to the Administrative Agent, the Issuing Bank and the Lenders. Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Global Guaranteed Obligations (including a payment effected through exercise of a right of setoff) is rescinded, or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), each Loan Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Administrative Agent, the Issuing Banks and the Lenders are in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Global Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Global Guaranteed Obligations shall nonetheless be payable by the Loan Guarantors forthwith on demand by the Administrative Agent. Information. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Global Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that none of the Administrative Agent, any Issuing Bank or any Lender shall have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks. Termination. Each of the Lenders and the Issuing Banks may continue to make loans or extend credit to the Borrowers based on this Loan Guaranty until five (5) days after it receives written notice of termination from any Loan Guarantor. Notwithstanding receipt of any such notice, each Loan Guarantor will continue to be liable to the Lenders for any Global Guaranteed Obligations created, assumed or committed to prior to the fifth (5th) day after receipt of the notice, and all subsequent renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of such Global Guaranteed Obligations. Nothing in this Section 10.08 shall be deemed to constitute a waiver of, or eliminate, limit, reduce or otherwise impair any rights or remedies the Administrative Agent or any Lender may have in respect of, any Default or Event of Default that shall exist under clause (o) of Article VII hereof as a result of any such notice of termination. Taxes. Each payment of the Global Guaranteed Obligations will be made by each Loan Guarantor without withholding for any Taxes, unless such withholding is required by law. If any Loan Guarantor determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Loan Guarantor may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by such Loan Guarantor shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section), the Administrative Agent, any Lender or any Issuing Bank (as the case may be) receives the amount it would have received had no such withholding been made. Maximum Liability. Notwithstanding any other provision of this Loan Guaranty, the amount guaranteed by each Loan Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the

Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, Uniform Voidable Transactions Act or similar statute or common law. In determining the limitations, if any, on the amount of any Loan Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Loan Guarantor may have under this Loan Guaranty, any other agreement or applicable law shall be taken into account. Contribution. (a) To the extent that any Loan Guarantor shall make a payment under this Loan Guaranty (a “Global Guarantor Payment”) which, taking into account all other Global Guarantor Payments then previously or concurrently made by any other Loan Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Loan Guarantor if each Loan Guarantor had paid the aggregate Global Guaranteed Obligations satisfied by such Global Guarantor Payment in the same proportion as such Loan Guarantor’s “Global Allocable Amount” (as defined below) (as determined immediately prior to such Global Guarantor Payment) bore to the aggregate Global Allocable Amounts of each of the Loan Guarantors as determined immediately prior to the making of such Global Guarantor Payment, then, following indefeasible payment in full in cash of the Global Guarantor Payment and the Payment in Full of the Global Guaranteed Obligations and the termination of this Agreement, such Loan Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Loan Guarantor for the amount of such excess, pro rata based upon their respective Global Allocable Amounts in effect immediately prior to such Global Guarantor Payment. (b) As of any date of determination, the “Global Allocable Amount” of any Loan Guarantor shall be equal to the excess of the fair saleable value of the property of such Loan Guarantor over the total liabilities of such Loan Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Loan Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Loan Guarantors as of such date in a manner to maximize the amount of such contributions. (c) This Section 10.11 is intended only to define the relative rights of the Loan Guarantors, and nothing set forth in this Section 10.11 is intended to or shall impair the obligations of the Loan Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Loan Guaranty. (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Loan Guarantor or Loan Guarantors to which such contribution and indemnification is owing. (e) The rights of the indemnifying Loan Guarantors against other Loan Guarantors under this Section 10.11 shall be exercisable upon the Payment in Full of the Global Guaranteed Obligations and the termination of this Agreement. Liability Cumulative. The liability of each Global Loan Party as a Loan Guarantor under this Article X is in addition to and shall be cumulative with all liabilities of each Global Loan Party to the Administrative Agent, the Issuing Banks and the Lenders under this Agreement and the other Loan Documents to which such Global Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

Keepwell. Each Qualified ECP Guarantor that is a Loan Guarantor under this Article X hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Global Loan Party to honor all of its obligations under any Loan Guaranty in respect of a Swap Obligation (provided, however, that each Qualified ECP Guarantor that is a Loan Guarantor under this Article X shall only be liable under this Section 10.13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.13 or otherwise under any Loan Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Except as otherwise provided herein, the obligations of each Qualified ECP Guarantor under this Section 10.13 shall remain in full force and effect until the termination of all Swap Obligations. Each Qualified ECP Guarantor intends that this Section 10.13 constitute, and this Section 10.13 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. ARTICLE XI The Borrower Representative Appointment; Nature of Relationship. Insight is hereby appointed by each of the Borrowers as its contractual representative (herein referred to as the “Borrower Representative”) hereunder and under each other Loan Document, and each of the Borrowers irrevocably authorizes the Borrower Representative to act as the contractual representative of such Borrower with the rights and duties expressly set forth herein and in the other Loan Documents. The Borrower Representative agrees to act as such contractual representative upon the express conditions contained in this Article XI. The Administrative Agent and the Lenders, and their respective officers, directors, agents or employees, shall not be liable to the Borrower Representative or any Borrower for any action taken or omitted to be taken by the Borrower Representative or the Borrowers pursuant to this Section 11.01. Powers. The Borrower Representative shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Borrower Representative by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Borrower Representative shall have no implied duties to the Borrowers, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Borrower Representative. Employment of Agents. The Borrower Representative may execute any of its duties as the Borrower Representative hereunder and under any other Loan Document by or through authorized officers. Successor Borrower Representative. Upon the prior written consent of the Administrative Agent, the Borrower Representative may resign at any time, such resignation to be effective upon the appointment of a successor Borrower Representative. The Administrative Agent shall give prompt written notice of such resignation to the Lenders. Execution of Loan Documents; Borrowing Base Certificate. The Borrowers hereby empower and authorize the Borrower Representative, on behalf of the Borrowers, to execute and deliver to the Administrative Agent and the Lenders the Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents, including, without limitation, the Borrowing Base Certificates and the Compliance Certificates. Each Borrower agrees that any action taken by the Borrower Representative or the Borrowers in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Borrower Representative of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Borrowers.

ARTICLE XII Collection Allocation Mechanism (a) On the CAM Exchange Date, (i) the Commitments shall automatically and without further act be terminated as provided in Article VII and (ii) the Lenders shall automatically and without further act be deemed to have made reciprocal purchases of interests in the Designated Obligations such that, in lieu of the interests of each Lender in the particular Designated Obligations that it shall own as of such date and immediately prior to the CAM Exchange, such Lender shall own an interest equal to such Lender’s CAM Percentage in each Designated Obligation. Each Lender, each person acquiring a participation from any Lender as contemplated by Section 9.04 and each Borrower hereby consents and agrees to the CAM Exchange. Each Borrower and each Lender agrees from time to time to execute and deliver to the Administrative Agent all such promissory notes and other instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests and obligations of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any promissory notes originally received by it hereunder to the Administrative Agent against delivery of any promissory notes so executed and delivered; provided that the failure of any Borrower to execute or deliver or of any Lender to accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange. (b) As a result of the CAM Exchange, on and after the CAM Exchange Date, each payment received by the Administrative Agent pursuant to any Loan Document in respect of the Designated Obligations shall be distributed to the Lenders pro rata in accordance with their respective CAM Percentages (to be redetermined as of each such date of payment or distribution to the extent required by the clause (c) below). (c) In the event that, after the CAM Exchange, the aggregate amount of the Designated Obligations shall change as a result of the making of an LC Disbursement by an Issuing Bank that is not reimbursed by the applicable Borrower, then (i) each Lender shall, in accordance with Section 2.06(d), promptly purchase from such Issuing Bank a participation in such LC Disbursement in the amount of such Lender’s Applicable Percentage of such LC Disbursement (without giving effect to the CAM Exchange), (ii) the Administrative Agent shall redetermine the CAM Percentages after giving effect to such LC Disbursement and the purchase of participations therein by the applicable Lenders, and the Lenders shall automatically and without further act be deemed to have made reciprocal purchases of interests in the Designated Obligations such that each Lender shall own an interest equal to such Lender’s CAM Percentage in each of the Designated Obligations and (iii) in the event distributions shall have been made in accordance with the preceding paragraph, the Lenders shall make such payments to one another as shall be necessary in order that the amounts received by them shall be equal to the amounts they would have received had each LC Disbursement been outstanding immediately prior to the CAM Exchange. Each such redetermination shall be binding on each of the Lenders and their successors and assigns in respect of the Designated Obligations held by such Persons and shall be conclusive absent manifest error. (d) Nothing in this Article shall prohibit the assignment by any Lender of interests in some but not all of the Designated Obligations held by it after giving effect to the CAM Exchange; provided, that in connection with any such assignment such Lender and its assignee shall enter into an agreement setting forth their reciprocal rights and obligations in the event of a redetermination of the CAM Percentages as provided in the immediately preceding paragraph. [Remainder of Page Intentionally Left Blank; Signature Pages Intentionally Omitted]